EXHIBIT 99.1

                                                                 EXECUTION COPY

                         MORGAN STANLEY CAPITAL I INC.

                                   Depositor

                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                  Master Servicer and Securities Administrator

                                      and

                       LASALLE BANK NATIONAL ASSOCIATION

                             Trustee and Custodian

                          ---------------------------

                        POOLING AND SERVICING AGREEMENT

                            Dated as of May 1, 2006

                          ---------------------------




                  MORGAN STANLEY MORTGAGE LOAN TRUST 2006-8AR

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-8AR

                                            TABLE OF CONTENTS

                                                                                                               Page
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
ARTICLE I DEFINITIONS............................................................................................19

Section 1.01. Definitions........................................................................................19

ARTICLE II DECLARATION OF TRUST; ISSUANCE OF CERTIFICATES........................................................79

Section 2.01. Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans...............................79
Section 2.02. Acceptance of Trust Fund by Trustee; Review of Documentation for Trust Fund........................82
Section 2.03. Representations and Warranties of the Depositor....................................................83
Section 2.04. Representations and Warranties of the Depositor and the Seller as to the Mortgage
                  Loans..........................................................................................85
Section 2.05. Representations and Warranties of the Seller; Discovery of Breach; Repurchase or
                  Substitution of Mortgage Loans.................................................................85
Section 2.06. Grant Clause.......................................................................................90
Section 2.07. Depositor's Option to Purchase Breached Mortgage Loans.............................................91
Section 2.08. Release of Mortgage Documents for Servicing........................................................

ARTICLE III THE CERTIFICATES.....................................................................................91

Section 3.01. The Certificates...................................................................................91
Section 3.02. Registration.......................................................................................92
Section 3.03. Transfer and Exchange of Certificates..............................................................92
Section 3.04. Cancellation of Certificates.......................................................................96
Section 3.05. Replacement of Certificates........................................................................96
Section 3.06. Persons Deemed Owners..............................................................................97
Section 3.07. Temporary Certificates.............................................................................97
Section 3.08. Appointment of Paying Agent........................................................................97
Section 3.09. Book-Entry Certificates............................................................................98

ARTICLE IV ADMINISTRATION OF THE TRUST FUND......................................................................99

Section 4.01. Custodial Accounts; Distribution Account...........................................................99
Section 4.02. Permitted Withdrawals from the Custodial Accounts and the Distribution Account....................100
Section 4.03. [Reserved]........................................................................................102
Section 4.04. [Reserved]........................................................................................102
Section 4.05. Reports to Trustee and Certificateholders.........................................................102

ARTICLE V DISTRIBUTIONS TO HOLDERS OF CERTIFICATES..............................................................105

Section 5.01. Distributions Generally...........................................................................105
Section 5.02. Priorities of Distribution........................................................................105
Section 5.03. Allocation of Principal Payments to Class 1-A Certificates........................................119
Section 5.04. Allocation of Losses..............................................................................119


Section 5.05. Advances by the Master Servicer...................................................................123
Section 5.06. Compensating Interest Payments....................................................................123
Section 5.07. [Reserved]........................................................................................123
Section 5.08. Cross-Collateralization; Adjustments to Available Funds...........................................123
Section 5.09. Determination of Pass-Through Rates for LIBOR Certificates........................................125
Section 5.10. The Swap Account..................................................................................127
Section 5.11. Certain Matters Regarding The Swap Agreement......................................................128

ARTICLE VI CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR; EVENTS OF DEFAULT...........................131

Section 6.01. Duties of Trustee and the Securities Administrator................................................131
Section 6.02. Certain Matters Affecting the Trustee and the Securities Administrator............................134
Section 6.03. Trustee and Securities Administrator Not Liable for Certificates..................................135
Section 6.04. Trustee and the Securities Administrator May Own Certificates.....................................136
Section 6.05. Eligibility Requirements for Trustee..............................................................136
Section 6.06. Resignation and Removal of Trustee and the Securities Administrator...............................136
Section 6.07. Successor Trustee and Successor Securities Administrator..........................................140
Section 6.08. Merger or Consolidation of Trustee or the Securities Administrator................................141
Section 6.09. Appointment of Co-Trustee, Separate Trustee or Custodian..........................................141
Section 6.10. Authenticating Agents.............................................................................143
Section 6.11. Indemnification of the Trustee and the Securities Administrator...................................143
Section 6.12. Fees and Expenses of the Master Servicer, Securities Administrator, the Trustee
                  and the Custodians............................................................................144
Section 6.13. Collection of Monies..............................................................................145
Section 6.14. Events of Default; Trustee To Act; Appointment of Successor.......................................145
Section 6.15. Additional Remedies of Trustee Upon Event of Default..............................................150
Section 6.16. Waiver of Defaults................................................................................150
Section 6.17. Notification to Holders...........................................................................150
Section 6.18. Directions by Certificateholders and Duties of Trustee During Event of Default....................150
Section 6.19. Action Upon Certain Failures of the Master Servicer and Upon Event of Default.....................151
Section 6.20. Preparation of Tax Returns and Other Reports......................................................151
Section 6.21. Certain Matters Regarding any Custodian Appointed Hereunder.......................................

ARTICLE VII PURCHASE OF MORTGAGE LOANS AND TERMINATION OF THE TRUST FUND........................................152

Section 7.01. Purchase of Mortgage Loans; Termination of Trust Fund Upon Purchase or
                  Liquidation of All Mortgage Loans.............................................................152
Section 7.02. Procedure Upon Redemption of Trust Fund...........................................................154
Section 7.03. Additional Trust Fund Termination Requirements....................................................155

ARTICLE VIII RIGHTS OF CERTIFICATEHOLDERS.......................................................................156

Section 8.01. Limitation on Rights of Holders...................................................................156
Section 8.02. Access to List of Holders.........................................................................157

                                      ii


Section 8.03. Acts of Holders of Certificates...................................................................158

ARTICLE IX ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY THE MASTER SERVICER................................159

Section 9.01. Duties of the Master Servicer; Enforcement of Servicers' and Master Servicer's
                  Obligations...................................................................................159
Section 9.02. Assumption of Master Servicing by Trustee.........................................................161
Section 9.03. Representations and Warranties of the Master Servicer.............................................162
Section 9.04. Compensation to the Master Servicer...............................................................164
Section 9.05. Merger or Consolidation...........................................................................164
Section 9.06. Resignation of Master Servicer and Securities Administrator.......................................165
Section 9.07. Assignment or Delegation of Duties by the Master Servicer and Securities
                  Administrator.................................................................................165
Section 9.08. Limitation on Liability of the Master Servicer and Others.........................................166
Section 9.09. Indemnification; Third-Party Claims...............................................................166
Section 9.10. Eligibility Requirements for Securities Administrator.............................................167
Section 9.11. Annual Statement as to Compliance.................................................................168

ARTICLE X REMIC ADMINISTRATION..................................................................................168

Section 10.01. REMIC Administration.............................................................................168
Section 10.02. Prohibited Transactions and Activities...........................................................171
Section 10.03. Indemnification with Respect to Prohibited Transactions or Loss of REMIC Status..................172
Section 10.04. REO Property.....................................................................................172
Section 10.05. Fidelity.........................................................................................173

ARTICLE XI MISCELLANEOUS PROVISIONS.............................................................................173

Section 11.01. Binding Nature of Agreement; Assignment..........................................................173
Section 11.02. Entire Agreement.................................................................................173
Section 11.03. Amendment........................................................................................173
Section 11.04. Voting Rights....................................................................................175
Section 11.05. Provision of Information.........................................................................175
Section 11.06. Governing Law....................................................................................175
Section 11.07. Notices..........................................................................................175
Section 11.08. Severability of Provisions.......................................................................176
Section 11.09. Indulgences; No Waivers..........................................................................176
Section 11.10. Headings Not To Affect Interpretation............................................................176
Section 11.11. Benefits of Agreement............................................................................176
Section 11.12. Special Notices to the Rating Agencies...........................................................176
Section 11.13. Conflicts........................................................................................177
Section 11.14. Counterparts.....................................................................................177
Section 11.15. No Petitions.....................................................................................177
Section 11.16. Indemnification by Trust.........................................................................178


                                      iii

ARTICLE XII EXCHANGE ACT REPORTING..............................................................................178

Section 12.01. Filing Obligations...............................................................................178
Section 12.02. Form 10-D Reporting..............................................................................180
Section 12.03. Form 8-K Reporting...............................................................................181
Section 12.04. Form 10-K Reporting..............................................................................182
Section 12.05. Sarbanes-Oxley Certification.....................................................................184
Section 12.06. Reports on Assessment of Compliance and Attestation..............................................184
Section 12.07. Use of Subcontractors............................................................................185
Section 12.08. Indemnification by the Master Servicer and the Securities Administrator..........................186
Section 12.09. Indemnification by the Custodian.................................................................188

                                  ATTACHMENTS

Exhibit A         Forms of Certificates
Exhibit B         Form of Residual Certificate Transfer Affidavit (Transferee)
Exhibit C         Form of Residual Certificate Transfer Affidavit (Transferor)
Exhibit D         Form of Swap Agreement
Exhibit E         List of Purchase and Servicing Agreements
Exhibit F         List of Custodial Agreements
Exhibit G         Assignment and Notice of Transfer with respect to each Additional Collateral Mortgage Loan
Exhibit H         Form of Rule 144A Transfer Certificate
Exhibit I         Form of Purchaser's Letter for Institutional Accredited Investors
Exhibit J         Form of ERISA Transfer Affidavit
Exhibit K         Form of Letter of Representations with the Depository Trust Company
Exhibit L-1       Form of Initial Custodian Certification
Exhibit L-2       Form of Final Custodian Certification
Exhibit M         Assignment and Notice of Transfer with respect to each Additional Collateral Mortgage Loan
Exhibit N         Additional Disclosure Required Under Regulation AB
Exhibit O         Form of Servicing Criteria to be Addressed in Assessment of Compliance Statement
Exhibit P         Additional Disclosure Notification
Exhibit Q         Glossary of Terms for Standard & Poor's LEVELS(R) Version 5.7 File Format
Exhibit R         Form of Lost Note Affidavit
Schedule A        Mortgage Loan Schedule
Schedule B        Principal Balances Schedule

      This POOLING AND SERVICING AGREEMENT, dated as of May 1, 2006 (the "Agreement"), by and among MORGAN STANLEY CAPITAL I INC., a Delaware corporation, as depositor (the "Depositor"), LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee"), and as a custodian (a "Custodian") and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its separate capacities as master servicer (the "Master Servicer"), as securities administrator (the "Securities Administrator") and, in its capacity as Securities Administrator, as auction administrator (the "Auction Administrator") and acknowledged by MORGAN STANLEY MORTGAGE CAPITAL INC., a New York corporation, as seller (the "Seller"), for purposes of Section 2.05.

                                WITNESSETH THAT

      In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                             PRELIMINARY STATEMENT

      The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. As provided herein, the Trustee will make multiple elections to treat segregated pools of assets subject to this Agreement for federal income tax purposes (other than the Additional Collateral, the Swap Agreement and the assets held in the Swap Account) as the following five separate real estate mortgage investment conduits (each, a "REMIC"): the REMIC 1A, REMIC 1B, REMIC 1C, REMIC 2 and the Master REMIC. The Swap Agreement and Swap Account will be assets of a separate trust, and will not be part of any REMIC. REMIC 1A will consist of the Mortgage Loans comprising Loan Group 1, excluding any rights of the Trust Fund in respect of the Additional Collateral and the Swap Agreement. REMIC 1B will consist of the Mortgage Loans comprising of Loan Group 2 and Loan Group 3, excluding any rights of the Trust Fund in respect of the Additional Collateral and the Swap Agreement. REMIC 1C will consist of the Mortgage Loans comprising of Loan Group 4, Loan Group 4 and Loan Group 6 excluding any rights of the Trust Fund in respect of the Additional Collateral and the Swap Agreement. Each of REMIC 1A, REMIC 1B and REMIC 1C will issue uncertificated REMIC regular interests (the "REMIC 1A Regular Interests", the "REMIC 1B Regular Interests" and the "REMIC 1C Regular Interests", respectively, and collectively, the "REMIC 1 Regular Interests"). The REMIC 1A Regular Interests, REMIC 1B Regular Interests and REMIC 1C Regular Interests will represent the "regular interests" in REMIC 1A, REMIC 1B and REMIC 1C, respectively, and the Class R-1A Interest, Class R-1B and R-1C Interest will represent the single Class of "residual interest" in each of REMIC 1A, REMIC 1B and REMIC 1C.

      The Trustee will hold the REMIC 1 Regular Interests for the benefit of REMIC 2. REMIC 2 will consist of the REMIC 1 Interests and will issue uncertificated REMIC regular interests (the "REMIC 2 Regular Interests"). The REMIC 2 Regular Interests will represent the "regular interests" in REMIC 2, and the Class R-2 Interest will represent the single Class of "residual interest" in REMIC 2.

      The Trustee will hold the REMIC 2 Regular Interests for the benefit of the Master REMIC. The Master REMIC will consist of the REMIC 2 Interests and will be evidenced by the

Certificates (other than the Class A-R Certificates), which will constitute the regular interests in the Master REMIC (the "Regular Certificates") and the Class MR Interest, which will represent the single Class of "residual interest" in the Master REMIC. The Class A-R Certificates will represent the beneficial ownership of each of the Class R-1A, Class R-1B, Class R-1C, Class R-2 and Class MR Interests. The "latest possible maturity date" for federal income tax purposes of all regular and residual interests created hereunder will be the Latest Possible Maturity Date.

                                    REMIC 1A

      The REMIC 1A Interests, each of which (except for the Class R-1A Interests) is hereby designated as a REMIC regular interest for federal income tax purposes, will have the principal balances, Pass-Through Rates and Corresponding Master REMIC Certificates as set forth in the following table:

 REMIC 1A Interests    Initial Principal Balance(1)    Pass-Through Rate
 ------------------    ----------------------------    -----------------

Class 1A-1A                   $5,536,580.30                   (2)
Class 1A-1B                   $5,536,580.30                   (3)
Class 1A-2A                   $5,266,987.15                   (2)
Class 1A-2B                   $5,266,987.15                   (3)
Class 1A-3A                   $5,010,518.20                   (2)
Class 1A-3B                   $5,010,518.20                   (3)
Class 1A-4A                   $4,766,534.80                   (2)
Class 1A-4B                   $4,766,534.80                   (3)
Class 1A-5A                   $4,534,429.25                   (2)
Class 1A-5B                   $4,534,429.25                   (3)
Class 1A-6A                   $4,313,623.40                   (2)
Class 1A-6B                   $4,313,623.40                   (3)
Class 1A-7A                   $4,103,567.20                   (2)
Class 1A-7B                   $4,103,567.20                   (3)
Class 1A-8A                   $3,903,737.50                   (2)
Class 1A-8B                   $3,903,737.50                   (3)
Class 1A-9A                   $3,713,636.45                   (2)
Class 1A-9B                   $3,713,636.45                   (3)
Class 1A-10A                  $3,532,790.65                   (2)
Class 1A-10B                  $3,532,790.65                   (3)
Class 1A-11A                  $3,360,749.50                   (2)
Class 1A-11B                  $3,360,749.50                   (3)
Class 1A-12A                  $3,197,084.35                   (2)
Class 1A-12B                  $3,197,084.35                   (3)
Class 1A-13A                  $3,041,387.70                   (2)
Class 1A-13B                  $3,041,387.70                   (3)
Class 1A-14A                  $2,893,271.45                   (2)
Class 1A-14B                  $2,893,271.45                   (3)
Class 1A-15A                  $2,752,366.75                   (2)
Class 1A-15B                  $2,752,366.75                   (3)
Class 1A-16A                  $2,618,322.45                   (2)

 REMIC 1A Interests    Initial Principal Balance(1)    Pass-Through Rate
 ------------------    ----------------------------    -----------------

Class 1A-16B                  $2,618,322.45                   (3)
Class 1A-17A                  $2,490,804.80                   (2)
Class 1A-17B                  $2,490,804.80                   (3)
Class 1A-18A                  $2,369,495.85                   (2)
Class 1A-18B                  $2,369,495.85                   (3)
Class 1A-19A                  $2,459,846.20                   (2)
Class 1A-19B                  $2,459,846.20                   (3)
Class 1A-20A                  $2,360,112.65                   (2)
Class 1A-20B                  $2,360,112.65                   (3)
Class 1A-21A                  $2,079,102.80                   (2)
Class 1A-21B                  $2,079,102.80                   (3)
Class 1A-22A                  $2,793,813.95                   (2)
Class 1A-22B                  $2,793,813.95                   (3)
Class 1A-23A                  $2,035,168.75                   (2)
Class 1A-23B                  $2,035,168.75                   (3)
Class 1A-24A                  $1,711,281.00                   (2)
Class 1A-24B                  $1,711,281.00                   (3)
Class 1A-25A                  $1,599,452.35                   (2)
Class 1A-25B                  $1,599,452.35                   (3)
Class 1A-26A                  $1,837,662.15                   (2)
Class 1A-26B                  $1,837,662.15                   (3)
Class 1A-27A                  $1,432,075.00                   (2)
Class 1A-27B                  $1,432,075.00                   (3)
Class 1A-28A                  $1,415,590.55                   (2)
Class 1A-28B                  $1,415,590.55                   (3)
Class 1A-29A                  $1,597,797.45                   (2)
Class 1A-29B                  $1,597,797.45                   (3)
Class 1A-30A                  $1,215,576.75                   (2)
Class 1A-30B                  $1,215,576.75                   (3)
Class 1A-31A                  $1,400,832.55                   (2)
Class 1A-31B                  $1,400,832.55                   (3)
Class 1A-32A                  $1,270,409.15                   (2)
Class 1A-32B                  $1,270,409.15                   (3)
Class 1A-33A                  $1,274,406.80                   (2)
Class 1A-33B                  $1,274,406.80                   (3)
Class 1A-34A                  $2,641,683.60                   (2)
Class 1A-34B                  $2,641,683.60                   (3)
Class 1A-35A                  $ 908,824.25                    (2)
Class 1A-35B                  $ 908,824.25                    (3)
Class 1A-36A                  $ 624,184.35                    (2)
Class 1A-36B                  $ 624,184.35                    (3)
Class 1A-37A                  $ 435,495.50                    (2)
Class 1A-37B                  $ 435,495.50                    (3)
Class 1A-38A                  $ 655,358.85                    (2)
Class 1A-38B                  $ 655,358.85                    (3)

 REMIC 1A Interests    Initial Principal Balance(1)    Pass-Through Rate
 ------------------    ----------------------------    -----------------

Class 1A-39A                  $ 623,431.65                    (2)
Class 1A-39B                  $ 623,431.65                    (3)
Class 1A-40A                  $ 593,058.90                    (2)
Class 1A-40B                  $ 593,058.90                    (3)
Class 1A-41A                  $ 564,165.20                    (2)
Class 1A-41B                  $ 564,165.20                    (3)
Class 1A-42A                  $ 536,678.90                    (2)
Class 1A-42B                  $ 536,678.90                    (3)
Class 1A-43A                  $ 529,938.45                    (2)
Class 1A-43B                  $ 529,938.45                    (3)
Class 1A-44A                  $ 504,354.40                    (2)
Class 1A-44B                  $ 504,354.40                    (3)
Class 1A-45A                  $ 479,780.85                    (2)
Class 1A-45B                  $ 479,780.85                    (3)
Class 1A-46A                  $ 456,404.20                    (2)
Class 1A-46B                  $ 456,404.20                    (3)
Class 1A-47A                  $ 434,166.25                    (2)
Class 1A-47B                  $ 434,166.25                    (3)
Class 1A-48A                  $ 449,950.95                    (2)
Class 1A-48B                  $ 449,950.95                    (3)
Class 1A-49A                  $ 604,534.85                    (2)
Class 1A-49B                  $ 604,534.85                    (3)
Class 1A-50A                  $ 514,100.75                    (2)
Class 1A-50B                  $ 514,100.75                    (3)
Class 1A-51A                  $ 336,480.95                    (2)
Class 1A-51B                  $ 336,480.95                    (3)
Class 1A-52A                  $ 330,267.90                    (2)
Class 1A-52B                  $ 330,267.90                    (3)
Class 1A-53A                  $ 421,245.45                    (2)
Class 1A-53B                  $ 421,245.45                    (3)
Class 1A-54A                  $ 417,612.05                    (2)
Class 1A-54B                  $ 417,612.05                    (3)
Class 1A-55A                  $ 524,432.35                    (2)
Class 1A-55B                  $ 524,432.35                    (3)
Class 1A-56A                  $2,223,733.75                   (2)
Class 1A-56B                  $2,223,733.75                   (3)
Class 1A-57A                  $1,050,740.85                   (2)
Class 1A-57B                  $1,050,740.85                   (3)
Class 1A-58A                  $ 687,063.30                    (2)
Class 1A-58B                  $ 687,063.30                    (3)
Class 1A-59A                  $ 510,091.60                    (2)
Class 1A-59B                  $ 510,091.60                    (3)
Class 1A-Support                   (4)                        (4)
Class 1A-P-1                    $ 100.00                      (5)
Class R-1A                         (6)                        (6)

------------------
(1) Scheduled principal, prepayments and Realized Losses will be allocated first, to the Class 1A-Support Interest and second, among the other Classes designated "1A-", sequentially to the Classes having the lowest cardinal number following such designation, in each case until reduced to zero, and among any Classes allocated scheduled principal, prepayments and Realized Losses for such Distribution Date, pro rata among each Class having the same cardinal number following such designation.

(2) Prior to the 60th Distribution Date, a rate equal to twice the Weighted Average Net Mortgage Rate less 10.72% per annum. On and after the 60th Distribution Date a rate equal to the Weighted Average Net Mortgage Rate.

(3) Prior to the 60th Distribution Date, a rate equal to the lesser of (i) 10.72% per annum and (ii) twice the Weighted Average Net Mortgage Rate. On and after the 60th Distribution Date, a rate equal to the Weighted Average Net Mortgage Rate.

(4) On the Closing Date and on each Distribution Date, following the allocation of Principal Amounts and Realized Losses, the principal balance in respect of the Class 1A-Support Interest will equal the excess of the principal balance of the Mortgage Loans (less $100 on the Closing
      Date) over the principal balance in respect of the remaining REMIC 1 Interests (other than the Class R-1A Interests).

(5) The Class 1A-P-1 Interest will not be entitled to any interest, but will be entitled to 100% of any prepayment premiums paid on the Group 1 Mortgage Loans.

(6) The Class R-1A Interest is the sole class of residual interest in REMIC 1A. It has no principal balance and pays no principal or interest.

                                    REMIC 1B

      The REMIC 1B Interests, each of which (except for the Class R-1B Interests) is hereby designated as a REMIC regular interest for federal income tax purposes, will have the principal balances, Pass-Through Rates and Corresponding Loan Groups as set forth in the following table:

                                                        Initial Principal                                  Corresponding Loan
REMIC 1B Interests                                      Balance                   Pass-Through Rate        Group
------------------                                      -------                   -----------------        -----
1B-A-2  (0.9% of the Subordinated Portion of Loan
Group 2)                                                          (1)                       (2)                       2
1B-B-2  (0.1% of the Subordinated Portion of Loan
Group 2)                                                          (1)                       (2)                       2
1B-C-2  (Excess of Loan Group 2)                                  (1)                       (2)                       2
1B-A-3  (0.9% of the Subordinated Portion of Loan
Group 3)                                                          (1)                       (2)                       3
1B-B-3  (0.1% of the Subordinated Portion of Loan
Group 3)                                                          (1)                       (2)                       3
1B-C-3  (Excess of Loan Group 3)                                  (1)                       (2)                       3


                                       5

1B-P-2                                                            $100                      (3)                      N/A
1B-$100                                                           $100                      (2)                       2
R-1B                                                              (4)                       (4)                      N/A

---------------
(1) Each Class A Interest will have a principal balance initially equal to 0.9% of the Subordinated Portion of its corresponding Loan Group. Each Class B Interest will have a principal balance initially equal to 0.1% of the Subordinated Portion of its corresponding Loan Group. The initial principal balance of each Class C Interest will equal the excess of the initial aggregate principal balance of its corresponding Loan Group over the initial aggregate principal balances of the Class A and Class B Interests (and of the Class 1B-$100 Interest, in the case of the Class C-2 Interest) corresponding to such Loan Group.

(2)   The Weighted Average Net Mortgage Rate of the corresponding Loan Group.

(3) The Class 1B-P2 Interests will not bear interest. The Class 1B-P2 will be entitled to all Prepayment Charges collected in respect of the Aggregate Loan Group II Mortgage Loans.

(4) The Class R-1B Interest is the sole class of residual interest in REMIC 1B. It has no principal balance and pays no principal or interest.

      On each Distribution Date, the Available Funds shall be distributed with respect to the REMIC 1 Interests in the following manner:

(1) Interest is to be distributed with respect to each REMIC 1B Interest according to the formulas described above;

(2) Principal Amounts and Realized Losses will be allocated to make the Class 1B-P2 and Class 1B-$100 balance equal to the principal balances of the Class P and Class A-R Certificates, respectively, for such Distribution Date.

(3) If Cross-Over Situation does not exist with respect to any Class of Interests, then Principal Amounts and Realized Losses arising with respect to each Loan Group will be allocated: first to cause the Loan Group's corresponding Class A and Class B to equal, respectively, 0.9% of the Subordinated Portion and 0.1% of the Subordinated Portion; and second to the Loan Group's corresponding Class C Interest;

(4) If a Cross-Over Situation exists with respect to the Class A and Class B Interests then:

      (a) if the Aggregate Group I Calculation Rate in respect of the outstanding Class A and Class B Interests is less than the Pass-Through Rate for the Aggregate Group I Subordinate Certificates, Principal Relocation Payments will be made proportionately to the outstanding Class A Interests prior to any other distributions of principal from each such Loan Group; and

      (b) if the Aggregate Group I Calculation Rate in respect of the outstanding Class A and Class B Interests is greater than the Pass-Through Rate for the Aggregate Group I Subordinate Certificates, Principal Relocation Payments will be made proportionately to the outstanding Class B Interests prior to any other distributions of principal from each such Loan Group.

In case of either (a) or (b), Principal Relocation Payments will be made so as to cause the Calculation Rate in respect of the outstanding Class A and Class B Interests to equal the Pass-Through Rate for the Aggregate Group I Subordinate Certificates. With respect to each Loan Group, if (and to the extent that) the sum of (a) the principal payments comprising the Principal Amount received during the Due Period and (b) the Realized Losses on the Mortgage Loans in that Loan Group, are insufficient to make the necessary reductions of principal on the Class A and Class B Interests, then interest will be added to the Loan Group's other REMIC 1B Interests that are not receiving Principal Relocation Payments, in proportion to their principal balances.

      (c) The outstanding aggregate Class A and Class B Interests for all Loan Groups will not be reduced below 1% of the excess of (i) the aggregate Stated Principal Balances of the Mortgage Loans as of the end of any Due Period over (ii) the Certificate Balance of the Senior Certificates (excluding the Class A-R Certificates) for all Certificate Groups as of the related Distribution Date (after taking into account distributions of principal on such Distribution Date).

If (and to the extent that) the limitation in paragraph (c) prevents the distribution of principal to the Class A and Class B Interests of a Loan Group, and if the Loan Group's Class C Interest has already been reduced to zero, then the excess principal from that Loan Group will be paid to the Class C Interests of the other Loan Group, the aggregate Class A and Class B Interests of which are less than 1% of the Subordinated Portion. If the Mortgage Loans in the Loan Group of the Class C Interest that receives such payment has a Weighted Average Net Mortgage Rate below the Weighted Average Net Mortgage Rate of the Loan Group making the payment, then the payment will be treated by REMIC 1B as a Realized Loss. Conversely, if the Loan Group of the Class C Interest that receives such payment has a Weighted Average Net Mortgage Rate above the Weighted Average Net Mortgage Rate of the Loan Group making the payment, then the payment will be treated by REMIC 1B as a reimbursement for prior Realized Losses.

                                    REMIC 1C

      The REMIC 1C Interests, each of which (except for the Class R-1C Interests) is hereby designated as a REMIC regular interest for federal income tax purposes, will have the principal balances, Pass-Through Rates and Corresponding Loan Groups as set forth in the following table:

                                                        Initial Principal                                  Corresponding Loan
REMIC 1C Interests                                      Balance                   Pass-Through Rate        Group
------------------                                      -------                   -----------------        -----
1C-A-4 (0.9% of the Subordinated Portion of Loan
Group 4)                                                          (1)                       (2)                       4
1C-B-4  (0.1% of the Subordinated Portion of Loan
Group 4)                                                          (1)                       (2)                       4
1C-C-4  (Excess of Loan Group 4)                                  (1)                       (2)                       4
1C-A-5  (0.9% of the Subordinated Portion of Loan
Group 5)                                                          (1)                       (2)                       5


                                       7

1C-B-5  (0.1% of the Subordinated Portion of Loan
Group 5)                                                          (1)                       (2)                       5
1C-C-5  (Excess of Loan Group 5)                                  (1)                       (2)                       5
1C-A-6  (0.9% of the Subordinated Portion of Loan
Group 6)                                                          (1)                       (2)                       6
1C-B-6  (0.1% of the Subordinated Portion of Loan
Group 6)                                                          (1)                       (2)                       6
1C-C-6  (Excess of Loan Group 6)                                  (1)                       (2)                       6
R-1C                                                              (3)                       (3)                      N/A

---------------
(1) Each Class A Interest will have a principal balance initially equal to 0.9% of the Subordinated Portion of its corresponding Loan Group. Each Class B Interest will have a principal balance initially equal to 0.1% of the Subordinated Portion of its corresponding Loan Group. The initial principal balance of each Class C Interest will equal the excess of the initial aggregate principal balance of its corresponding Loan Group over the initial aggregate principal balances of the Class A and Class B Interests corresponding to such Loan Group.

(2)   The Weighted Average Net Mortgage Rate of the corresponding Loan Group.

(3) The Class R-1C Interest is the sole class of residual interest in REMIC 1C. It has no principal balance and pays no principal or interest.

      On each Distribution Date, the Available Funds shall be distributed with respect to the REMIC 1 Interests in the following manner:

(1) Interest is to be distributed with respect to each REMIC 1C Interest according to the formulas described above;

(2) If Cross-Over Situation does not exist with respect to any Class of Interests, then Principal Amounts and Realized Losses arising with respect to each Loan Group will be allocated: first to cause the Loan Group's corresponding Class A and Class B to equal, respectively, 0.9% of the Subordinated Portion and 0.1% of the Subordinated Portion; and second to the Loan Group's corresponding Class C Interest;

(4) If a Cross-Over Situation exists with respect to the Class A and Class B Interests then:

      (a) if the Aggregate Group II Calculation Rate in respect of the outstanding Class A and Class B Interests is less than the Pass-Through Rate for the Aggregate Group II Subordinate Certificates, Principal Relocation Payments will be made proportionately to the outstanding Class A Interests prior to any other distributions of principal from each such Loan Group; and

      (b) if the Aggregate Group II Calculation Rate in respect of the outstanding Class A and Class B Interests is greater than the Pass-Through Rate for the Aggregate Group II Subordinate Certificates, Principal Relocation Payments will be made proportionately to the outstanding Class B Interests prior to any other distributions of principal from each such Loan Group.

In case of either (a) or (b), Principal Relocation Payments will be made so as to cause the Calculation Rate in respect of the outstanding Class A and Class B Interests to equal the Pass-Through Rate for the Aggregate Group II Subordinate Certificates. With respect to each Loan Group, if (and to the extent that) the sum of (a) the principal payments comprising the Principal Amount received during the Due Period and (b) the Realized Losses on the Mortgage Loans in that Loan Group, are insufficient to make the necessary reductions of principal on the Class A and Class B Interests, then interest will be added to the Loan Group's other REMIC 1C Interests that are not receiving Principal Relocation Payments, in proportion to their principal balances.

      (c) The outstanding aggregate Class A and Class B Interests for all Loan Groups will not be reduced below 1% of the excess of (i) the aggregate Stated Principal Balances of the Mortgage Loans as of the end of any Due Period over (ii) the Certificate Balance of the Senior Certificates (excluding the Class A-R Certificates) for all Certificate Groups as of the related Distribution Date (after taking into account distributions of principal on such Distribution Date).

If (and to the extent that) the limitation in paragraph (c) prevents the distribution of principal to the Class A and Class B Interests of a Loan Group, and if the Loan Group's Class C Interest has already been reduced to zero, then the excess principal from that Loan Group will be paid to the Class C Interests of the other Loan Group, the aggregate Class A and Class B Interests of which are less than 1% of the Subordinated Portion. If the Mortgage Loans in the Loan Group of the Class C Interest that receives such payment has a Weighted Average Net Mortgage Rate below the Weighted Average Net Mortgage Rate of the Loan Group making the payment, then the payment will be treated by REMIC 1C as a Realized Loss. Conversely, if the Loan Group of the Class C Interest that receives such payment has a Weighted Average Net Mortgage Rate above the Weighted Average Net Mortgage Rate of the Loan Group making the payment, then the payment will be treated by REMIC 1C as a reimbursement for prior Realized Losses.

                                    REMIC 2

      The REMIC 2 Interests, each of which (except for the Class R-2 Interests) is hereby designated as a REMIC regular interest for federal income tax purposes, will have the principal balances, Pass-Through Rates and Corresponding Master REMIC Certificates as set forth in the following table:

--------------------------------------------------------------------------------------------------------------------
       REMIC 2 Interest        Initial Principal Balance      Interest Rate         Corresponding Master REMIC
                                                                                            Certificate
--------------------------------------------------------------------------------------------------------------------
2-1-A-1                                   (1)                      (2)          Class 1-A-1
--------------------------------------------------------------------------------------------------------------------
2-1-A-2                                   (1)                      (2)          Class 1-A-2
--------------------------------------------------------------------------------------------------------------------
2-1-A-3                                   (1)                      (2)          Class 1-A-3
--------------------------------------------------------------------------------------------------------------------
2-1-A-4                                   (1)                      (2)          Class 1-A-4
--------------------------------------------------------------------------------------------------------------------
2-1-A-5                                   (1)                      (2)          Class 1-A-5
--------------------------------------------------------------------------------------------------------------------
2-1-M-1                                   (1)                      (2)          Class 1-M-1
--------------------------------------------------------------------------------------------------------------------
2-1-M-2                                   (1)                      (2)          Class 1-M-2
--------------------------------------------------------------------------------------------------------------------
2-1-M-3                                   (1)                      (2)          Class 1-M-3
--------------------------------------------------------------------------------------------------------------------
2-1-M-4                                   (1)                      (2)          Class 1-M-4
--------------------------------------------------------------------------------------------------------------------


                                       9

--------------------------------------------------------------------------------------------------------------------
2-1-M-5                                   (1)                      (2)          Class 1-M-5
--------------------------------------------------------------------------------------------------------------------
2-1-M-6                                   (1)                      (2)          Class 1-M-6
--------------------------------------------------------------------------------------------------------------------
2-1-B-1                                   (1)                      (2)          Class 1-B-1
--------------------------------------------------------------------------------------------------------------------
2-1-B-2                                   (1)                      (2)          Class 1-B-2
--------------------------------------------------------------------------------------------------------------------
2-1-B-3                                   (1)                      (2)          Class 1-B-3
--------------------------------------------------------------------------------------------------------------------
2-Accrual                                 (1)                      (2)          N/A
--------------------------------------------------------------------------------------------------------------------
2-Swap IO                                 (3)                      (3)          N/A
--------------------------------------------------------------------------------------------------------------------
2-P-1                                    $100                      (4)          Class P-1
--------------------------------------------------------------------------------------------------------------------
2-2-A-1                                   (5)                      (5)          Class 2-A-1
--------------------------------------------------------------------------------------------------------------------
2-2-A-2                                   (5)                      (5)          Class 2-A-2
--------------------------------------------------------------------------------------------------------------------
2-3-A                                     (5)                      (5)          Class 3-A
--------------------------------------------------------------------------------------------------------------------
2-4-A-1                                   (5)                      (5)          Class 4-A-1
--------------------------------------------------------------------------------------------------------------------
2-4-A-2                                   (5)                      (5)          Class 4-A-2
--------------------------------------------------------------------------------------------------------------------
2-5-A-1                                   (5)                      (5)          Class 5-A-1
--------------------------------------------------------------------------------------------------------------------
2-5-A-2                                   (5)                      (5)          Class 5-A-2
--------------------------------------------------------------------------------------------------------------------
2-5-A-3                                   (5)                      (5)          Class 5-A-3
--------------------------------------------------------------------------------------------------------------------
2-5-A-4                                   (5)                      (5)          Class 5-A-4
--------------------------------------------------------------------------------------------------------------------
2-5-A-5                                   (5)                      (5)          Class 5-A-5
--------------------------------------------------------------------------------------------------------------------
2-6-A-1                                   (5)                      (5)          Class 6-A-1
--------------------------------------------------------------------------------------------------------------------
2-6-A-2                                   (5)                      (5)          Class 6-A-2
--------------------------------------------------------------------------------------------------------------------
2-II-B-1                                  (5)                      (5)          Class II-B-1
--------------------------------------------------------------------------------------------------------------------
2-II-B-2                                  (5)                      (5)          Class II-B-2
--------------------------------------------------------------------------------------------------------------------
2-II-B-3                                  (5)                      (5)          Class II-B-3
--------------------------------------------------------------------------------------------------------------------
2-II-B-4                                  (5)                      (5)          Class II-B-4
--------------------------------------------------------------------------------------------------------------------
2-II-B-5                                  (5)                      (5)          Class II-B-5
--------------------------------------------------------------------------------------------------------------------
2-II-B-6                                  (5)                      (5)          Class II-B-6
--------------------------------------------------------------------------------------------------------------------
2-III-B-1                                 (5)                      (5)          Class III-B-1
--------------------------------------------------------------------------------------------------------------------
2-III-B-2                                 (5)                      (5)          Class III-B-2
--------------------------------------------------------------------------------------------------------------------
2-III-B-3                                 (5)                      (5)          Class III-B-3
--------------------------------------------------------------------------------------------------------------------
2-III-B-4                                 (5)                      (5)          Class III-B-4
--------------------------------------------------------------------------------------------------------------------
2-III-B-5                                 (5)                      (5)          Class III-B-5
--------------------------------------------------------------------------------------------------------------------
2-III-B-6                                 (5)                      (5)          Class III-B-6
--------------------------------------------------------------------------------------------------------------------
2-P-2                                    $100                      (4)          Class P-2
--------------------------------------------------------------------------------------------------------------------
R-2                                       (6)                      (6)          N/A
--------------------------------------------------------------------------------------------------------------------

---------------
(1) For each Distribution Date, following the allocation of scheduled principal, prepayments and Realized Losses: (i) each such Class of Interests (other than the Class 2-Accrual Interest, referred to herein as the "Group 1 Accretion Directed Classes") will have a principal balance equal to 50% of the principal balance in respect of the Corresponding Class of Certificates, (ii) the Class 2-Accrual Interests will have a principal balance equal to 50% of the principal balance of Mortgage Loans plus 50% of the Overcollateralized Amount.

(2) The pass through rate will equal the weighted average of the pass through rates of the REMIC 1A Interests (other than the Class R-1A Interests and the Class 1A-P-1 Interests) treating each "B" interest as capped at a rate equal to the product of
      (i) 2 and (ii) LIBOR on each Distribution Date whose cardinal number preceding such designation (e.g., -1, -2, -3) is not exceeded by the ordinal number of the Distribution Date following the Closing Date (e.g., first, second, third) for such Distribution Date until and including the Distribution Date in June 2009, and after and including the Distribution Date in June 2009 is not exceeded by the ordinal number of the Distribution Date following the Closing Date by more than one (e.g. the Class 1A-50B will be subject to the foregoing cap on the 51st Distribution Date, but will not be subject to such cap on the 52nd Distribution Date). The foregoing rate will be referred to as the "Group 1 REMIC 2 Cap".

(3) For each Distribution Date, the REMIC 2-Swap IO Interest shall be entitled to receive from each "B" interest whose cardinal number preceding such designation is not exceeded by the ordinal number of the Distribution Date following the Closing Date until and including the Distribution Date in June 2009, and after and including the Distribution Date in June 2009 is not exceeded by the ordinal number of the Distribution Date following the Closing Date by more than one, the interest accruing on such interest in excess of an amount of interest accruing on such interest's balance at a rate equal to the product of (i) 2 and (ii) LIBOR.

(4) The Class 2-P-1 Interest will not be entitled to any interest, but will be entitled to 100% of any prepayment premiums paid on the Group 1 Mortgage Loans. The Class 2-P-2 Interest will not be entitled to any interest, but will be entitled to 100% of any prepayment premiums paid on the Aggregate Group II Mortgage Loans.

(5) For each Distribution Date, following the allocation of scheduled principal, prepayments and Realized Losses, each such Class of Interests will have a principal balance equal to the principal balance in respect of the Corresponding Class of Certificates and a pass through rate equal to the pass through rate in respect of the Corresponding Class of Certificates.

(6) The R-2 Interest is the sole Class of residual interest in REMIC 2. It pays no interest or principal.

                                The Master REMIC

      The following table sets forth characteristics of the Master REMIC Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount and, in addition, one Residual Certificate representing the Tax Matters Person Certificate may be issued in a different amount):

===================================================================================================================================
    Class Designation           Initial Class               Pass-Through           Minimum Denomination     Integral Multiples in
                                  Principal                     Rate
                                   Balance                  (per annum)                                       Excess of Minimum
-----------------------------------------------------------------------------------------------------------------------------------
Class 1-A-1                       $50,000,000.00                (1)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------


                                      11

Class 1-A-2                       $97,317,000.00                (1)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class 1-A-3                       $43,781,000.00                (1)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class 1-A-4                       $20,400,000.00                (1)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class 1-A-5                        $2,311,000.00                (1)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class 2-A-1                       $35,238,000.0                 (2)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class 2-A-2                        $3,106,000.00                (2)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class 3-A                         $94,740,000.00                (3)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class 4-A-1                       $58,109,000.00                (4)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class 4-A-2                        $3,285,000.00                (4)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class 5-A-1                       $50,000,000.00                (5)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class 5-A-2                       $54,700,000.00                (5)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class 5-A-3                       $15,300,000.00                (5)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class 5-A-4                      $140,935,000.00                (5)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class 5-A-5                       $11,923,000.00                (5)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class 6-A-1                       $57,074,000.00                (6)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class 6-A-2                        $3,227,000.00                (6)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class A-R (7)                            $100.00                (2)                             (8)                  (8)
-----------------------------------------------------------------------------------------------------------------------------------
Class 1-M-1                        $2,878,000.00                (1)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class 1-M-2                        $2,993,000.00                (1)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class 1-M-3                        $1,612,000.00                (1)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class 1-M-4                        $1,612,000.00                (1)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class 1-M-5                        $1,152,000.00                (1)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class 1-M-6                        $1,151,000.00                (1)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class 1-B-1                          $806,000.00                (1)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class 1-B-2                          $806,000.00                (1)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class 1-B-3                          $806,000.00                (1)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class II-B-1                       $3,693,000.00                (9)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class II-B-2                       $2,824,000.00                (9)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class II-B-3                       $2,172,000.00                (9)                        $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class II-B-4                       $1,375,000.00                (9)                       $100,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class II-B-5                      $1,1014,000.00                (9)                       $100,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class II-B-6                         $652,471.00                (9)                       $100,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class III-B-1                     $11,464,000.00                (10)                       $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class III-B-2                      $3,960,000.00                (10)                       $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class III-B-3                      $2,084,000.00                (10)                       $25,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class III-B-4                      $2,084,000.00                (10)                      $100,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class III-B-5                      $1,668,000.00                (10)                      $100,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class III-B-6                      $1,042,474.00                (10)                      $100,000.00               $1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Class P-1                              $1,000.00                (11)                          $100.00                N/A
-----------------------------------------------------------------------------------------------------------------------------------
Class P-2                              $1,000.00                (11)                          $100.00                N/A
-----------------------------------------------------------------------------------------------------------------------------------
Class OC                            (12)                        (12)                           (13)                 (13)
===================================================================================================================================

---------------------------
(1) Interest will accrue on each Class of Group 1 Certificates during each Interest Accrual Period at a rate equal to the lesser of LIBOR plus the Pass-Through Margin for such Class for such Distribution Date and the applicable Net WAC Pass-Through Rate for such Distribution Date. For federal income tax purposes and for each Distribution Date, the Net WAC Pass-Through Rate will equal the Group 1 REMIC 2 Cap and all monies received by such Certificates in excess of the Group 1 REMIC 2 Cap will be treated as a Class IO Shortfall as provided in Section 8.11. The Pass-Through Rate for the Class of Group 1 Certificates for the Interest Accrual Period related to the first Distribution Date will be as indicated in (3) in the definition of "Pass-Through Margin".

(2) The Pass-Through Rate for the Class 2-A-1, Class 2-A-2 and Class A-R Certificates for the Interest Accrual Period related to any Distribution Date will be a per annum rate equal to the Weighted Average Net Mortgage Rate on the Group 2 Mortgage Loans. The Pass-Through Rate for the Class 2-A-1, Class 2-A-2 and Class A-R Certificates for the Interest Accrual Period related to the first Distribution Date will be a per annum rate of 6.29849%.

(3) The Pass-Through Rate for the Class 3-A Certificates for any Distribution Date will be a per annum rate equal to the Weighted Average Net Mortgage Rate on the Group 3 Mortgage Loans. The Pass-Through Rate for the Class 3-A Certificates for the Interest Accrual Period related to the first Distribution Date will be a per annum rate of 6.48683%.

(4) The Pass-Through Rate for the Class 4-A-1 and Class 4-A-2 Certificates for the Interest Accrual Period related to any Distribution Date will be a per annum rate equal to the Weighted Average Net Mortgage Rate on the Group 4 Mortgage Loans. The Pass-Through Rate for the Class 4-A-1 and Class 4-A-2 Certificates for the Interest Accrual Period related to the first Distribution Date will be a per annum rate of 5.45151%.

(5) The Pass-Through Rate for the Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-A-4 and Class 5-A-5 Certificates for the Interest Accrual Period related to any Distribution Date will be a per annum rate equal to the Weighted Average Net Mortgage Rate on the Group 5 Mortgage Loans. The Pass-Through Rate for the Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-A-4 and Class 5-A-5 Certificates for the Interest Accrual Period related to the first Distribution Date will be a per annum rate of 5.43980%.

(6) The Pass-Through Rate for the Class 6-A-1 and Class 6-A-2 Certificates for the Interest Accrual Period related to any Distribution Date will be a per annum rate equal to the Weighted Average Net Mortgage Rate on the Group 6 Mortgage Loans. The Pass-Through Rate for the Class 6-A-1 and Class 6-A-2 Certificates for the Interest Accrual Period related to the first Distribution Date will be a per annum rate of 5.63665%.

(7) The Class A-R Certificates represent the sole Class of residual interest in each REMIC.

(8) The Class A-R Certificate shall be issued as two separate certificates, one with an initial Certificate Balance of $99.99 and the Tax Matters Person Certificate with an initial Certificate Balance of $0.01.

(9) The Pass-Through Rate for each Class of Aggregate Group II Subordinated Certificates for any Distribution Date will be a per annum rate equal to the sum of: (1) the Weighted Average Net Mortgage Rate on the Group 2 Mortgage Loans multiplied by the excess of the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the Due Date in the month preceding the month of that Distribution Date (after giving effect to prepayments received in the Prepayment Period related to such prior Due Date) over the aggregate of the Class Principal Balances of the Group 2 Senior Certificates immediately prior to that Distribution Date, and (2) the Weighted Average Net Mortgage Rate on the Group 3 Mortgage Loan multiplied by the excess of the aggregate Stated Principal Balance of the Group 3 Mortgage Loans as of the Due Date in the month preceding the month of that Distribution Date (after giving effect to prepayments received in the Prepayment Period related to such prior Due Date) over the aggregate of the Class Principal Balances of the Group 3 Senior Certificates immediately prior to that Distribution Date; divided by the aggregate of the Class Principal Balances of the Aggregate Group II Subordinated Certificates immediately prior to that Distribution Date. The Pass-Through Rate for each Class of Aggregate Group II Subordinated Certificates for the first Distribution Date will be a per annum rate of 6.43256%. For federal income tax purposes, the Pass-Through Rate for each Class of Aggregate Group II Subordinated Certificates for any Distribution Date will be the Aggregate Group II Calculation Rate.

(10) The Pass-Through Rate for each Class of Aggregate Group III Subordinated Certificates for any Distribution Date will be a per annum rate equal to the sum of: (1) the Weighted Average Net Mortgage Rate on the Group 4 Mortgage Loans multiplied by the excess of the aggregate Stated Principal Balance of the Group 4 Mortgage Loans as of the Due Date in the month preceding the month of that Distribution Date (after giving effect to prepayments received in the Prepayment Period related to such prior Due
      Date) over the aggregate of the Class Principal Balances of the Group 4 Senior Certificates immediately prior to that Distribution Date, (2) the Weighted Average Net Mortgage Rate on the Group 5 Mortgage Loan multiplied by the excess of the aggregate Stated Principal Balance of the Group 5 Mortgage Loans as of the Due Date in the month preceding the month of that Distribution Date (after giving effect to prepayments received in the Prepayment Period related to such prior Due Date) over the aggregate of the Class Principal Balances of the Group 5 Senior Certificates immediately prior to that Distribution Date, and (3) the Weighted Average Net Mortgage Rate on the Group 6 Mortgage Loan multiplied by the excess of the aggregate Stated Principal Balance of the Group 6 Mortgage Loans as of the Due Date in the month preceding the month of that Distribution Date (after giving effect to prepayments received in the Prepayment Period related to such prior Due Date) over the aggregate of the Class Principal Balances of the Group 6 Senior Certificates immediately prior to that Distribution Date; divided by the aggregate of the Class Principal Balances of the Aggregate Group III Subordinated Certificates immediately prior to that Distribution Date. The Pass-Through Rate for each Class of Aggregate Group III Subordinated Certificates for the first Distribution Date will be a per annum rate of 5.47171%. For federal income tax purposes, the Pass-Through Rate for each Class of Aggregate Group III Subordinated Certificates for any Distribution Date will be the Aggregate Group III Calculation Rate.

(11) The Class P-1 and Class P-2 Certificates will not be entitled to any interest, but will be entitled to 100% of any prepayment premiums paid on the Group 1 Mortgage Loans and the Aggregate Group II Mortgage Loans, respectively. For the federal income tax purposes, the Class P-1 and Class P-2 Certificates will be entitled to 100% of the cash flow in respect of the Class 2-P-1 Interest and Class 2-P-2 Interests, respectively.

(12) For each Interest Accrual Period and for all federal income tax purposes, the Class OC Certificates will represent three classes of regular interests issued by the Master REMIC, (i) a class that does not accrue interest and has a principal balance equal to the Overcollateralized Amount as of the Closing Date, (ii) a regular interest that accrues a specified portion of the interest on the REMIC 2 Accretion Directed Classes and the Class 2-Accrual Interest equal to the excess of the Group 1 REMIC 2 Cap over the product of two and the weighted average interest rate of the REMIC 2 Accretion Directed Classes and the Class 2-Accrual Interest, with each Class other than the Class 2-Accrual Interest subject to a cap equal to the Pass-Through Rate of the corresponding Master REMIC class and the Class 2-Accrual Interest subject to a cap of 0.00%, and
      (iii) a regular interest entitled to 100% of the cash flow in respect of the Class 2-Swap IO Interest. The Pass-Through Rate of the Class OC Certificates shall be a rate sufficient to entitle it to all interest accrued on the Group 1 Mortgage Loans less the interest accrued on the other interests issued by the Master REMIC. The Class OC Distributable Amount for any Distribution Date is payable from current interest on the Group 1 Mortgage Loans and any OC Release Amount for that Distribution Date. The Class OC Certificates will represent beneficial ownership of three regular interests issued by the Master REMIC and amounts in the Supplemental Interest Trust, subject to the obligation to make payments in respect of Basis Risk Carry Forward Amounts. For federal income tax purposes, the Class OC Certificateholders' obligation to make payments of Basis Risk Carry Forward Amounts will be treated as payments made pursuant to an interest rate cap contract written by the Class OC Certificateholders in favor of each Class of Group 1 Certificates.

(13) The Class OC Certificates will be issued as a single Class of Certificates.

      The foregoing provisions in the Preliminary Statement are intended to cause net interest and principal collections in respect of the Mortgage Loans to be distributed from each of REMIC 1A, REMIC 1B and REMIC 1C to REMIC 2, from REMIC 2 to the Master REMIC and from the Master REMIC to each Class of Certificates. The Preliminary Statement will be interpreted and applied consistently with such intent.

      For any purpose for which the Pass-Through Rate is calculated, the interest rate on the Mortgage Loans shall be appropriately adjusted to account for the difference between the monthly day count convention of the Mortgage Loans and the monthly day count convention of the regular interests issued by each of the REMICs. For purposes of calculating the Pass-Through Rates for each of the interests issued by each REMIC other than the Master REMIC such rates shall be adjusted to equal a monthly day count convention based on a 30 day month for each Due Period and a 360-day year so that the Mortgage Loans and all regular interests will be using the same monthly day count convention.

      The fiscal year of each REMIC will end on December 31.

Set forth below are designations of Classes or Components of Certificates and other defined terms to the categories used herein:

Accretion Directed Certificates............          None.

Accretion Directed Components..............          None.

Accrual Certificates.......................          None.

Accrual Components.........................          None.

Aggregate Certificate Group ...............          Each of the Group 1 Certificates, the Aggregate Group II Certificates and
                                                     the Aggregate Group III Certificates.

Aggregate Group II Certificates............          Aggregate Group II Senior Certificates and the Aggregate Group II
                                                     Subordinated Certificates.

Aggregate Group II Senior                            The Group 2 Senior Certificates and Group 3 Senior Certificates, as
Certificate Group..........................          applicable.

Aggregate Group II Senior
Certificates...............................          The Group 2 Senior Certificates and the Group 3 Senior Certificates.

Aggregate Group II                                   Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and
Subordinated Certificates..................          Class II-B-6 Certificates.

Aggregate Group III Certificates...........          Aggregate Group III Senior Certificates and the Aggregate Group III
                                                     Subordinated Certificates.

Aggregate Group III Senior                           The Group 4 Senior Certificates, Group 5 Senior Certificates and Group 6
Certificate Group..........................          Senior Certificates, as applicable.

Aggregate Group III Senior                           The Group 4 Senior Certificates, the Group 5 Senior Certificates and the
Certificates...............................          Group 6 Senior Certificates.

Aggregate Group III                                  Class III-B-1, Class III-B-2, Class III-B-3, Class III-B-4, Class III-B-5
Subordinated Certificates..................          and Class III-B-6 Certificates.

Book-Entry Certificates....................          All Classes of Certificates other than the Definitive Certificates.

Class 1-A Certificates.....................          Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4 and Class 1-A-5
                                                     Certificates.
Class 1-B Certificates.....................          Class 1-B-1, Class 1-B-2 and Class 1-B-3 Certificates.

Class 1-M Certificates.....................          The Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5 and
                                                     Class 1-M-6 Certificates.

Class B Certificates.......................          The Aggregate Group II Subordinated Certificates and the Aggregate Group III
                                                     Subordinated Certificates.


                                      16

Component Certificates.....................          None.

Components.................................          For purposes of calculating distributions of principal and/or interest, the
                                                     Component Certificates, if any, will be comprised of multiple payment components having the designations, Initial Component Balances or Notional
                                                     Amounts, as applicable, and Pass-Through Rates set forth below:

                                                                                   Initial Component

                                                           Destination             Principal Balance         Pass-Through Rate
                                                           -----------             -----------------         -----------------
                                                               N/A                        N/A                       N/A

Definitive Certificates....................          Private Certificates and the Residual Certificates.

Delay Certificates.........................          All interest-bearing Classes of Certificates other than the Non-Delay
                                                     Certificates, if any.

ERISA-Restricted Certificates..............          The Residual Certificates and Private Certificates; and any Certificate of a
                                                     Class that ceases to satisfy the applicable rating requirement under the
                                                     Underwriter's Exemption.

Floating Rate Certificates                           Group 1 Certificates.
Group 1 Certificates.......................          Group 1 Senior Certificates and the Group 1 Subordinated Certificates.

Group 1 Senior Certificates................          Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4 and Class 1-A-5
                                                     Certificates.

Group 1 Subordinated Certificates..........          Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class
                                                     1-M-6, Class 1-B-1, Class 1-B-2 and Class 1-B-3 Certificates.

Group 1-M Senior Certificates..............          Class 1-M-1, Class 1-M-2 and Class 1-M-3 Certificates.

Group 2 Certificates.......................          Group 2 Senior Certificates and the portions of the Aggregate Group II
                                                     Subordinated Certificates related to Loan Group 2.

Group 2 Senior Certificates................          Class 2-A-1, Class 2-A-2 and Class A-R Certificates.

Group 3 Certificates.......................          Group 3 Senior Certificates and the portions of the Aggregate Group II
                                                     Subordinated Certificates related to Loan Group 3.

Group 3 Senior Certificates................          Class 3-A Certificates.

Group 4 Certificates.......................          Group 4 Senior Certificates and the portions of the Aggregate Group III
                                                     Subordinated Certificates related to Loan Group 4.

Group 4 Senior Certificates                          Class 4-A-1 and Class 4-A-2 Certificates.

Group 5 Certificates.......................          Group 5 Senior Certificates and the portions of the Aggregate Group III
                                                     Subordinated Certificates related to Loan Group 5.


                                      17

Group 5 Senior Certificates                          Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-A-4 and class 5-A-5
                                                     Certificates.

Group 6 Certificates.......................          Group 6 Senior Certificates and the portions of the Aggregate Group III
                                                     Subordinated Certificates related to Loan Group 6.

Group 6 Senior Certificates                          Class 6-A-1 and Class 6-A-2 Certificates.

Inverse Floating Rate Certificates.........          None.

LIBOR Certificates.........................          Floating Rate Certificates and Inverse Floating Rate Certificates.

Non-Delay Certificates.....................          The LIBOR Certificates.

Notional Amount Certificates...............          None.

Notional Amount Components.................          None.

Offered Certificates                                 All Classes of Certificates other than the Private Certificates.

Planned Principal Classes..................          None.

Principal Only Certificates................          None.

Private Certificates.......................          Class P-1, Class P-2, Class OC, Class II-B-4, Class II-B-5, Class II-B-6,
                                                     Class III-B-4, Class III-B-5 and Class III-B-6 Certificates.

Rating Agencies............................          S&P and Moody's.

Regular Certificates.......................          All Classes of Certificates, other than the Residual Certificates.

Residual Certificates......................          Class A-R Certificates.

Scheduled Principal Classes................          None.

Senior Certificate Group...................          Group 1 Senior Certificates, any of the Aggregate Group II Senior
                                                     Certificate Groups or any of the Aggregate Group III Senior Certificate
                                                     Groups, as applicable.

Senior Certificates........................          Group 1 Senior Certificates and each of the Aggregate Group II Senior
                                                     Certificate Groups and each of the Aggregate Group III Senior Certificate
                                                     Groups.

Subordinated Certificates..................          Group 1 Subordinated Certificates and each of the Aggregate Group II
                                                     Subordinated Certificates and each of the Aggregate Group III Subordinated
                                                     Certificates.

Targeted Principal Classes.................          None.


                                      18

Underwriter................................          Morgan Stanley & Co. Incorporated.

      With respect to any of the foregoing designations as to which the corresponding reference is "None," all defined terms and provisions herein relating solely to such designations shall be of no force or effect, and any calculations herein incorporating references to such designations shall be interpreted without reference to such designations and amounts. Defined terms and provisions herein relating to statistical rating agencies not designated above as Rating Agencies shall be of no force or effect.

                                   ARTICLE I

                                  DEFINITIONS

      Section 1.01. Definitions.

      The following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Accountant: A Person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

      Accretion Directed Certificates: As specified in the Preliminary
Statement.

      Accretion Direction Rule: Not applicable.

      Accrual Amount: Not Applicable.

      Accrual Certificates: As specified in the Preliminary Statement.

      Accrual Components: As specified in the Preliminary Statement.

      Accrual Termination Date: Not applicable.

      Acknowledgements: The Assignment, Assumption and Recognition Agreements, each dated as of May 1, 2006, assigning rights under the Purchase and Servicing Agreements from the Seller to the Depositor and from the Depositor to the Trustee, for the benefit of the Certificateholders.

      Act: The Securities Act of 1933, as amended.

      Additional Collateral: With respect to any Additional Collateral Mortgage Loan, the marketable securities and other acceptable collateral pledged as collateral pursuant to the related pledge agreements.

      Additional Form 10-D Disclosure: As defined in Section 12.02 hereof.

      Additional Form 10-K Disclosure: As defined in Section 12.04 hereof.

      Additional Servicer: Each affiliate of each Servicer that services any of the Mortgage Loans and each Person who is not an affiliate of the any Servicer, who services 10% or more of the Mortgage Loans. For clarification purposes, the Master Servicer and the Securities Administrator are Additional Servicers.

      Additional Collateral Mortgage Loan: Each Mortgage Loan identified as such in the Mortgage Loan Schedule.

      Adjustment Date: A date specified in each Mortgage Note as a date on which the Mortgage Rate on the related Mortgage Loan will be adjusted.

      Advance: With respect to a Mortgage Loan, the payments required to be made by the Master Servicer or the applicable Servicer with respect to any Distribution Date pursuant to this Agreement or the applicable Purchase and Servicing Agreement, as applicable, the amount of any such payment being equal to the aggregate of the payments of principal and interest (net of the applicable Servicing Fee and net of any net income in the case of any REO Property) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Master Servicer or the applicable Servicer has determined would constitute Nonrecoverable Advances if advanced.

      Adverse REMIC Event: Either (i) loss of status as a REMIC, within the meaning of Section 860D of the Code, for any group of assets identified as a REMIC in the Preliminary Statement to this Agreement, or (ii) imposition of any tax, including the tax imposed under Section 860F(a)(1) on prohibited transactions, and the tax imposed under Section 860G(d) on certain contributions to a REMIC, on any REMIC created hereunder to the extent such tax would be payable from assets held as part of the Trust Fund.

      Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      Aggregate Group II Calculation Rate: For the Aggregate Group II Certificates and each Distribution Date, in the case of the Class A and Class B Interests of REMIC 1B, the product of (i) 10 and (ii) the weighted average rate of the outstanding Class A and Class B Interests, treating each Class A Interest as capped at zero or reduced by a fixed percentage of 100% of the interest accruing on such Class.

      Aggregate Group II Certificates: As specified in the Preliminary
Statement.

      Aggregate Group II Loan Group: Any of Loan Group 2 and Loan Group 3.

      Aggregate Group II Mortgage Loans: Collectively, all of the Mortgage Loans in Loan Group 2 and Loan Group 3.

      Aggregate Group II Principal Amount: As to any Distribution Date and Aggregate Group II Loan Group, the sum of (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on each Mortgage Loan in the related Aggregate Group II Loan Group on the related Due Date, (b) the Stated Principal Balance of each Mortgage Loan in the related Aggregate Group II Loan Group that was repurchased by the Seller or an Originator or purchased by the Master Servicer or the Depositor pursuant to this Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan in such Aggregate Group II Loan Group received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in the related Aggregate Group II Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in an Aggregate Group II Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of the Liquidation Proceeds allocable to principal and, if such Liquidated Mortgage Loan is an Additional Collateral Mortgage Loan, the proceeds of any Additional Collateral from the related Additional Collateral Mortgage Loan, in each case received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan, (f) all Principal Prepayments for such Aggregate Group II Loan Group received during the related Prepayment Period and (g) any Subsequent Recoveries for such Aggregate Group II Loan Group received during the calendar month preceding the month of such Distribution Date.

      Aggregate Group II Senior Certificates: As specified in the Preliminary Statement.

      Aggregate Group II Subordinated Certificates: As specified in the Preliminary Statement.

      Aggregate Group II Subordinated Principal Distribution Amount: With respect to any Distribution Date and Aggregate Group II Loan Group, an amount equal to the sum, not less than zero, of the sum of (i) the Subordinated Percentage for such Loan Group of all amounts described in clauses (a) through
(d) of the definition of Principal Amount for such Distribution Date, (ii) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of the Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (ii) of the definition of the related Senior Principal Distribution Amount, up to the Subordinated Percentage for such Loan Group of the Stated Principal Balance of such Mortgage Loan, and (iii) the Subordinated Prepayment Percentage of all amounts described in clause (f) of the definition of Principal Amount for such Loan Group and Distribution Date, and (iv) the Subordinated Prepayment Percentage of any Subsequent Recoveries described in clause (g) of the definition of Principal Amount for such Distribution Date; provided, however, that on any Distribution Date after a related Senior Termination Date, the Aggregate Group II Subordinated Principal Distribution Amount will not be calculated by Aggregate Group II Loan Group but will equal the amount calculated pursuant to the formula set forth above based on the applicable Subordinated Percentage for the Aggregate Group II Subordinated Certificates for such Distribution Date with respect to all of the Aggregate Group II Mortgage Loans as opposed to the Aggregate Group II Mortgage Loans in the related Loan Group.

      Aggregate Group II Subordinate Pass-Through Rate: For the Aggregate Group II Subordinated Certificates and the Interest Accrual Period related to each Distribution Date, a per annum rate equal to (1) the sum of the following for each Aggregate Group II Loan Group: the product of (x) the Weighted Average Net Mortgage Rate of the related Mortgage Loans and (y) the related Subordinated Portion immediately prior to that Distribution Date, divided by (2) the aggregate Class Principal Balance of the Aggregate Group II Subordinated Certificates immediately prior to that Distribution Date.

      Aggregate Group III Calculation Rate: For the Aggregate Group III Certificates and each Distribution Date, in the case of the Class A and Class B Interests of REMIC 1B, the product of (i) 10 and (ii) the weighted average rate of the outstanding Class A and Class B Interests, treating each Class A Interest as capped at zero or reduced by a fixed percentage of 100% of the interest accruing on such Class.

      Aggregate Group III Certificates: As specified in the Preliminary
Statement.

      Aggregate Group III Loan Group: Any of Loan Group 4, Loan Group 5 and Loan Group 6.

      Aggregate Group III Mortgage Loans: Collectively, all of the Mortgage Loans in Loan Group 4, Loan Group 5 and Loan Group 6.

      Aggregate Group III Principal Amount: As to any Distribution Date and Aggregate Group III Loan Group, the sum of (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on each Mortgage Loan in the related Aggregate Group III Loan Group on the related Due Date, (b) the Stated Principal Balance of each Mortgage Loan in the related Aggregate Group III Loan Group that was repurchased by the Seller or an Originator or purchased by the Master Servicer or the Depositor pursuant to this Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan in such Aggregate Group III Loan Group received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in the related Aggregate Group III Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in an Aggregate Group III Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of the Liquidation Proceeds allocable to principal and, if such Liquidated Mortgage Loan is an Additional Collateral Mortgage Loan, the proceeds of any Additional Collateral from the related Additional Collateral Mortgage Loan, in each case received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan, (f) all Principal Prepayments for such Aggregate Group III Loan Group received during the related Prepayment Period and (g) any Subsequent Recoveries for such Aggregate Group III Loan Group received during the calendar month preceding the month of such Distribution Date.

      Aggregate Group III Senior Certificates: As specified in the Preliminary Statement.

      Aggregate Group III Subordinated Certificates: As specified in the Preliminary Statement.

      Aggregate Group III Subordinated Principal Distribution Amount: With respect to any Distribution Date and Aggregate Group III Loan Group, an amount equal to the sum, not less than zero, of the sum of (i) the Subordinated Percentage for such Loan Group of all amounts described in clauses (a) through
(d) of the definition of Principal Amount for such Distribution Date, (ii) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of the Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (ii) of the definition of the related Senior Principal Distribution Amount, up to the Subordinated Percentage for such Loan Group of the Stated Principal Balance of such Mortgage Loan, and (iii) the Subordinated Prepayment Percentage of all amounts described in clause (f) of the definition of Principal Amount for such Loan Group and Distribution Date, and (iv) the Subordinated Prepayment Percentage of any Subsequent Recoveries described in clause (g) of the definition of Principal Amount for such Distribution Date; provided, however, that on any Distribution Date after the second related Senior Termination Date, the Aggregate Group III Subordinated Principal Distribution Amount will not be calculated by Aggregate Group III Loan Group but will equal the amount calculated pursuant to the formula set forth above based on the applicable Subordinated Percentage for the Aggregate Group III Subordinated Certificates for such Distribution Date with respect to all of the Aggregate Group III Mortgage Loans as opposed to the Aggregate Group III Mortgage Loans in the related Loan Group.

      Aggregate Group III Subordinate Pass-Through Rate: For the Aggregate Group III Subordinated Certificates and the Interest Accrual Period related to each Distribution Date, a per annum rate equal to (1) the sum of the following for each Aggregate Group III Loan Group: the product of (x) the Weighted Average Net Mortgage Rate of the related Mortgage Loans and (y) the related Subordinated Portion immediately prior to that Distribution Date, divided by
(2) the aggregate Class Principal Balance of the Aggregate Group III Subordinated Certificates immediately prior to that Distribution Date.

      Aggregate Expense Rate: With respect to any Mortgage Loan, the applicable Servicing Fee Rate and, with respect to any LPMI Mortgage Loan, the interest premium charged by the mortgagee to obtain or maintain any Primary Mortgage Insurance Policy.

      Aggregate Planned Balance: With respect to any group of Planned Principal Classes or Components and any Distribution Date, the amount set forth for such group for such Distribution Date in Schedule B hereto.

      Aggregate Subordinated Percentage: With respect to the Aggregate Group II Subordinated Certificates, as to any Distribution Date and the Aggregate Group II Certificates, the fraction, expressed as a percentage, the numerator of which is equal to the aggregate Class Principal Balance of the Aggregate Group II Subordinated Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all the Aggregate Group II Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date. With respect to the Aggregate Group III Subordinated Certificates, as to any Distribution Date and the Aggregate Group III Certificates, the fraction, expressed as a percentage, the numerator of which is equal to the aggregate Class Principal Balance of the Aggregate Group III Subordinated Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all the Aggregate Group III Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date.

      Aggregate Targeted Balance: With respect to any group of Targeted Principal Classes or Components and any Distribution Date, the amount set forth for such group for such Distribution Date in Schedule B hereto.

      Aggregate Voting Interests: The aggregate of the Voting Interests of all the Certificates under this Agreement.

      Agreement: This Pooling and Servicing Agreement and all amendments or supplements hereto.

      Allocable Share: With respect to the Aggregate Group II Subordinated Certificates, as to any Distribution Date, any Aggregate Group II Mortgage Loan in an Aggregate Group II Loan Group and any Class or Component of Certificates related to that Loan Group, the ratio that the amount calculated with respect to such Distribution Date (A) with respect to the Aggregate Group II Senior Certificates of the related Aggregate Group II Senior Certificate Group, pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 5.02(d)) and (B) with respect to the Aggregate Group II Subordinated Certificates, pursuant to the definition of Assumed Interest Amount or after a related Senior Termination Date, pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 5.02(d)) bears to the amount calculated with respect to such Distribution Date for each Class of Aggregate Group II Certificates pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 5.02(d)) or the definition of Assumed Interest Amount for such Aggregate Group II Loan Group and Class, as applicable). With respect to the Aggregate Group III Subordinated Certificates, as to any Distribution Date, any Aggregate Group III Mortgage Loan in an Aggregate Group III Loan Group and any Class or Component of Certificates related to that Loan Group, the ratio that the amount calculated with respect to such Distribution Date (A) with respect to the Aggregate Group III Senior Certificates of the related Aggregate Group III Senior Certificate Group, pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 5.02(d)) and (B) with respect to the Aggregate Group III Subordinated Certificates, pursuant to the definition of Assumed Interest Amount or after the second related Senior Termination Date, pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 5.02(d)) bears to the amount calculated with respect to such Distribution Date for each Class of Aggregate Group III Certificates pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 5.02(d)) or the definition of Assumed Interest Amount for such Aggregate Group III Loan Group and Class, as applicable).

      American Home Mortgage Loan: Each Mortgage Loan originated by American Home Mortgage Corporation and listed on the Mortgage Loan Schedule.

      American Home Purchase Agreement: The Mortgage Loan Purchase and Warranties Agreement listed in Exhibit E hereto between the Seller and American Home Mortgage Corporation.

      American Home Serviced Mortgage Loan: Each Mortgage Loan serviced by American Home Mortgage Servicing, Inc. and listed on the Mortgage Loan Schedule.

      American Home Servicing Agreement: The Servicing Agreement listed in Exhibit E hereto between the Seller and American Home Mortgage Servicing, Inc.

      Amount Held for Future Distribution: As to any Distribution Date and Mortgage Loans in a Loan Group, the aggregate amount held in the Custodial Accounts at the close of business on the related Determination Date on account of (i) Principal Prepayments received after the related Prepayment Period and Liquidation Proceeds and Subsequent Recoveries received in the month of such Distribution Date relating to such Loan Group and (ii) all Scheduled Payments due after the related Due Date relating to such Loan Group.

      Applicable Credit Support Percentage: As defined in Section 5.02(e) hereof.

      Applied Loss Amount: As to any Distribution Date, with respect to the Group 1 Certificates and the Class OC Certificates, the excess, if any, of (i) the aggregate Class Principal Balances of the Group 1 Certificates and the Class OC Certificates, after giving effect to all Realized Losses with respect to the Mortgage Loans in Loan Group 1 during the Due Period for such Distribution Date and payments of principal and Net Swap Receipts on such Distribution Date over (ii) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans for such Distribution Date.

      Appraised Value: With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be: (i) with respect to a Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; and (ii) with respect to a Refinancing Mortgage Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Mortgage Loan.

      Assets: As such term is used with respect to any Auction of the Group 1 Assets, as defined in Section 7.01(b) hereof.

      Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law; provided, however, that the Trustee shall not be responsible for determining whether any such assignment is in recordable form or sufficient under the laws of the applicable jurisdiction to reflect the sale of the Mortgage to the Trustee.

      Assignment of Proprietary Lease: With respect to a Cooperative Loan, an assignment of the Proprietary Lease sufficient under the laws of the jurisdiction wherein the related Cooperative Unit is located to reflect the assignment of such Proprietary Lease; provided, however, that the Trustee shall not be responsible for determining whether such assignment is sufficient to reflect the assignment of the Proprietary Lease.

      Assignment of Recognition Agreement: With respect to a Cooperative Loan, an assignment of the Recognition Agreement sufficient under the laws of the jurisdiction wherein the related Cooperative Unit is located to reflect the assignment of such Recognition Agreement; provided, however, that the Trustee shall not be responsible for determining whether such assignment is sufficient to reflect the assignment of the Recognition Agreement.

      Assumed Interest Amount: With respect to any Distribution Date and the Class of Aggregate Group II Subordinated Certificates or the Class of Aggregate Group III Subordinated Certificates, as applicable, one month's interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Class on the applicable Subordinated Portion immediately prior to that Distribution Date.

      Auction: As defined in Section 7.01(b) hereof.

      Auction Administrator: The Securities Administrator, or any successor in interest, or if any successor Auction Administrator shall be appointed as herein provided, then such successor Auction Administrator.

      Auction Date: As defined in Section 7.01(b) hereof.

      Auction Excess Proceeds: With respect to an Auction Sale, the excess of the Mortgage Loan Auction Price paid by the Auction Purchaser over the Minimum Bid Price.

      Auction Purchaser: As defined in Section 7.01(b) hereof. For the avoidance of doubt, the Auction Purchaser cannot be the Seller or an Affiliate of the Seller.

      Auction Sale: As defined in Section 7.01(b) hereof.

      Authenticating Agent: Any authenticating agent appointed pursuant to
Section 6.10 until any successor authenticating agent for the Certificates is named, and thereafter "Authenticating Agent" shall mean any such successor. The initial Authenticating Agent shall be the Securities Administrator under this Agreement.

      Authorized Officer: Any Person who may execute an Officer's Certificate on behalf of the Depositor.

      Available Distribution Amount: For any Distribution Date and the Group 1 Certificates, the sum of the following amounts:

      (1) the total amount of all cash received by or on behalf of each Servicer with respect to the Group 1 Mortgage Loans serviced by it or received by the Master Servicer by the related Servicer Remittance Date and not previously distributed (including Liquidation Proceeds, Subsequent Recoveries, condemnation proceeds and Insurance Proceeds with respect to the Group 1 Mortgage Loans), except:

      o all scheduled payments of principal and related interest collected on the Group 1 Mortgage Loans but due on a date after the related Due Date;

      o all partial Principal Prepayments received with respect to the Group 1 Mortgage Loans after the related Prepayment Period, together with all related interest accrued on such Mortgage Loans;

      o all Prepayment Penalties received in connection with the Group 1 Mortgage Loans;

      o all Principal Prepayments in Full received with respect to the Group 1 Mortgage Loans after the related Prepayment Period, together with all related interest accrued on such Mortgage Loans;

      o Liquidation Proceeds, condemnation proceeds and Insurance Proceeds received on such Group 1 Mortgage Loans after the previous calendar month;

      o all amounts reimbursable to a Servicer pursuant to the terms of the related Purchase and Servicing Agreement or this Agreement, as applicable, or to the Master Servicer, the Securities Administrator, the Trustee and/or any Custodian pursuant to the terms of this Agreement or the Custodial Agreements, in each case with respect to the Group 1 Mortgage Loans or the Group 1 Certificates, or, if any amounts are not specifically related to the Group 1 Mortgage Loans or the Group 1 Certificates, then the applicable Pool Percentage for Loan Group 1 for such Distribution Date of such amounts;

      o reinvestment income on the balance of funds, if any, in the Custodial Accounts or Distribution Account; and

      o any fees payable to the Servicers and the Master Servicer, in each case with respect to the Group 1 Mortgage Loans;

      (2) all Advances on the Group 1 Mortgage Loans made by each Servicer and/or the Master Servicer for that Distribution Date;

      (3) any amounts paid as Compensating Interest with respect to the Group 1 Mortgage Loans by each Servicer and/or the Master Servicer for that Distribution Date; and

      (4) the total amount of any cash deposited in the Distribution Account in connection with the repurchase of any Group 1 Mortgage Loans by the Depositor, the Seller or the related Originator.

      Available Funds: As to any Distribution Date and the Mortgage Loans in an Aggregate Group II Loan Group or Aggregate Group III Loan Group, the sum, for that Loan Group, of (a) the aggregate amount held in the Custodial Accounts at the close of business on the related Determination Date, including any Subsequent Recoveries, in respect of such Mortgage Loans net of the Amount Held for Future Distribution and net of amounts permitted to be withdrawn from the Custodial Accounts pursuant to Section 4.02(a) in respect of such Mortgage Loans and amounts permitted to be withdrawn from the Distribution Account pursuant to clauses (i)-(v) inclusive of Section 4.02(b) in respect of such Mortgage Loans, (b) the amount of all related Advances made by the Servicers and the Master Servicer and all Compensating Interest Payments or payments made in respect of Prepayment Interest Shortfalls paid by the Servicers and the Master Servicer and (c) in connection with Defective Mortgage Loans in such Loan Group, as applicable, the aggregate of the Purchase Prices and Substitution Adjustment Amounts deposited on the related Distribution Account Deposit Date and (d) the Transfer Payment Received plus interest thereon as provided in Section 5.08 for such Loan Group less the Transfer Payment Made plus interest thereon as provided in Section 5.08 for such Loan Group; provided, however, that after a related Senior Termination Date, with respect to the Aggregate Group II Certificates, or the second related Senior Termination Date, with respect to the Aggregate Group III Certificates, Available Funds with respect to the Loan Group relating to the remaining Aggregate Group II Senior Certificate Group or the Aggregate Group III Senior Certificate Group shall include the Available Funds from the other Aggregate Group II Loan Groups or Aggregate Group III Loan Groups, as applicable, and on any Distribution Date thereafter, Available Funds shall be calculated based upon all the Aggregate Group II Mortgage Loans or Aggregate Group III Mortgage Loans in the Mortgage Pool, as opposed to the Aggregate Group II Mortgage Loans in the related Loan Group or the Aggregate Group III Mortgage Loans in the related Loan Group, as applicable, minus (e) all related fees, charges and other amounts payable or reimbursable to the Master Servicer, the Securities Administrator, the applicable Custodian or the Trustee under this Agreement or the applicable Custodial Agreement or to the Servicers under the Purchase and Servicing Agreements in each case with respect to the Aggregate Group II Mortgage Loans or the Aggregate Group II Certificates, or the Aggregate Group III Mortgage Loans or the Aggregate Group III Certificates, as applicable, or, if any such amounts are not specifically related to the Aggregate Group II Mortgage Loans or the Aggregate Group II Certificates, or not specifically related to the Aggregate Group III Mortgage Loans or the Aggregate Group III Certificates, then the applicable Pool Percentage for such Aggregate Group II Loan Group or Aggregate Group III Loan Group for such Distribution Date of such amount shall be allocated to such Aggregate Group II Loan Group or Aggregate Group III Loan Group, as applicable. The Holders of the Class P-2 Certificates will be entitled to all Prepayment Penalties received on the Aggregate Group II Mortgage Loans and such amounts will not be available for distribution to the Holders of any other Class of Certificates.

      Bankruptcy: As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the Bankruptcy Code or any other similar state laws.

      Bankruptcy Code: The United States Bankruptcy Code of 1986, as amended.

      Bankruptcy Coverage Termination Date: The point in time at which the Bankruptcy Loss Coverage Amount is reduced to zero.

      Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction reported to the Master Servicer by the related Servicer; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the related Servicer has notified the Master Servicer in writing that the related Servicer is diligently pursuing any remedies that may exist in connection with the related Mortgage Loan and either
(A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or the related Servicer, in either case without giving effect to any Debt Service Reduction or Deficient Valuation, as reported by the related Servicer to the Master Servicer.

      Bankruptcy Loss Coverage Amount: As of any date of determination, the Bankruptcy Loss Coverage Amount shall equal the Initial Bankruptcy Coverage Amount as reduced by (i) the aggregate amount of Bankruptcy Losses allocated to the Aggregate Group II Certificates or the Aggregate Group III Certificates, as applicable, since the Cut-off Date and (ii) any permissible reductions in the Bankruptcy Loss Coverage Amount as evidenced by a letter of each Rating Agency to the Trustee and the Securities Administrator to the effect that any such reduction will not result in a downgrading of the then current ratings assigned to the Classes of Aggregate Group II Certificates or the Classes of Aggregate Group III Certificates, rated by it.

      Basic Principal Distribution Amount: For any Distribution Date and the Group 1 Certificates will equal the excess of the Group 1 Principal Remittance Amount over the Excess Subordinated Amount.

      Basis Risk Carry Forward Amount: With respect to any Class of Group 1 Certificates and any Distribution Date on which the Pass-Through Rate for that Class of Certificates is limited to the Net WAC Pass-Through Rate, an amount equal to the sum of (i) the excess of (x) the amount of interest such Class of Certificates would have been entitled to receive on such Distribution Date if the Net WAC Pass-Through Rate had not been applicable to such Class on such Distribution Date over (y) the amount of interest accrued on such Distribution Date at the Net WAC Pass-Through Rate and (ii) the related Basis Risk Carry Forward Amount for the previous Distribution Date not previously distributed together with interest thereon at a rate equal to the related Pass-Through Rate for such Class of Certificates for the most recently ended Interest Accrual Period.

      Book-Entry Certificates: Beneficial interests in Certificates designated as "Book-Entry Certificates" in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a Book-Entry Termination whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be "Book-Entry Certificates." The Classes of Certificates that constitute "Book-Entry Certificates" as of the Closing Date are set forth in the Preliminary Statement.

      Book-Entry Termination: The date on which the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book Entry Certificates, and the Depositor is unable to locate a qualified successor.

      Breached Mortgage Loan: A Mortgage Loan (a)(i) on which the first payment was not made or (ii) that has been delinquent one or two times in the six months following the Cut-off Date and (b) as to which the Seller obtained a representation or warranty that no condition set forth in (a)(i) or, for the same or other period time specified in such representation or warranty (a)(ii), exists.

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in New York, New York or, if other than New York, the city in which the Corporate Trust Office of the Trustee is located, or the States of Maryland or Minnesota, are authorized or obligated by law or executive order to be closed.

      Certificate: Any one of the certificates signed by the Trustee, or the Securities Administrator on the Trustee's behalf, and authenticated by the Securities Administrator as Authenticating Agent in substantially the forms attached hereto as Exhibit A.

      Certificate Balance: With respect to any Certificate other than a Class OC Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the principal balance or notional amount, as applicable, as of the Closing Date (A) plus any Subsequent Recoveries added to the Certificate Balance of such Certificate pursuant to Section 5.02, (B) minus the sum of (i) all distributions of principal previously made with respect thereto, (ii) with respect to the Group 1 Subordinated Certificates only, all Applied Loss Amounts allocated thereto and all other reductions in Certificate Balance previously allocated thereto pursuant to Section 5.04 and (iii) with respect to the Aggregate Group II Certificates only, all Realized Losses allocated thereto (including Excess Losses) and all other reductions in Certificate Balance previously allocated thereto pursuant to Section 5.04 (C) in the case of any Class of Accrual Certificates, increased by the Accrual Amount added to the Class Principal Balance of such Class prior to such date. No individual Class OC Certificate has a Certificate Balance.

      Certificate Group: As specified in the Preliminary Statement.

      Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

      Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 3.02. The initial Certificate Registrar is the Securities Administrator under this Agreement.

      Certificateholder: The meaning provided in the definition of "Holder."

      Certification Party: As defined in Section 12.05 hereof.

      Certifying Person: As defined in Section 12.05 hereof.

      Class: All Certificates bearing the same Class designation as set forth in the Preliminary Statement.

      Class 1-A Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4 and Class 1-A-5 Certificates.

      Class 1-A Interest Distribution Amount: For the Class of Group 1 Senior Certificates and any Distribution Date, the interest accrued during the related Interest Accrual Period on the related Class Principal Balance of that Class immediately prior to the Distribution Date at the Pass-Through Rate for that Class reduced (to an amount not less than zero), in the case of such Class, by the allocable share, if any, for that Class of Prepayment Interest Shortfalls to the extent not covered by Compensating Interest paid by the Master Servicer or the Servicers and Relief Act Interest Shortfalls, together with the Interest Carry Forward Amount, if any, for such Distribution Date for such Class of Group 1 Senior Certificates.

      Class 1-A Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the Group 1 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

      o     the Group 1 Principal Distribution Amount for that Distribution
            Date; and

      o the excess (if any) of (A) the aggregate Class Principal Balance of the Class 1-A Certificates immediately prior to that Distribution Date over (B) the lesser of (i) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period multiplied by 85.70% and (ii) the amount, if any, by which (x) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period exceeds (y) $805,958.

      Class 1-B-1 Principal Distribution Amount: With respect to the Class 1-B-1 Certificates and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Group 1 Principal Distribution Amount for that Distribution Date remaining after distribution of the Class 1-A Principal Distribution Amount, the Class 1-M-1 Principal Distribution Amount, the Class 1-M-2 Principal Distribution Amount, the Class 1-M-3 Principal Distribution Amount, the Class 1-M-4 Principal Distribution Amount, the Class 1-M-5 Principal Distribution Amount and the Class 1-M-6 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

      o the Group 1 Principal Distribution Amount for that Distribution Date remaining after distribution of the Class 1-A Principal Distribution Amount, the Class 1-M-1 Principal Distribution Amount, the Class 1-M-2 Principal Distribution Amount, the Class 1-M-3 Principal Distribution Amount, the Class 1-M-4 Principal Distribution

            Amount, the Class 1-M-5 Principal Distribution Amount and the Class 1-M-6 Principal Distribution Amount; and

      o the excess (if any) of (A) the sum of (1) the Class Principal Balance of the Class 1-B-1 Certificates immediately prior to that Distribution Date and (2) aggregate the Class Principal Balance of the Class 1-A and Class 1-M Certificates (after taking into account the payment of the Class 1-A, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5 and Class 1-M-6 Principal Distribution Amounts for such Distribution Date) over (B) the lesser of (i) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period multiplied by 96.30% and (ii) the amount, if any, by which (x) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period exceeds (y) $805,958.

      Class 1-B-2 Principal Distribution Amount: With respect to the Class 1-B-2 Certificates and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Group 1 Principal Distribution Amount for that Distribution Date remaining after distribution of the Class 1-A Principal Distribution Amount, the Class 1-M-1 Principal Distribution Amount, the Class 1-M-2 Principal Distribution Amount, the Class 1-M-3 Principal Distribution Amount, the Class 1-M-4 Principal Distribution Amount, the Class 1-M-5 Principal Distribution Amount, the Class 1-M-6 Principal Distribution Amount and the Class 1-B-1 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

      o the Group 1 Principal Distribution Amount for that Distribution Date remaining after distribution of the Class 1-A Principal Distribution Amount, the Class 1-M-1 Principal Distribution Amount, the Class 1-M-2 Principal Distribution Amount, the Class 1-M-3 Principal Distribution Amount, the Class 1-M-4 Principal Distribution Amount, the Class 1-M-5 Principal Distribution Amount, the Class 1-M-6 Principal Distribution Amount and the Class 1-B-1 Principal Distribution Amount; and

      o the excess (if any) of (A) the sum of (1) the Class Principal Balance of the Class 1-B-2 Certificates immediately prior to that Distribution Date and (2) aggregate the Class Principal Balance of the Class 1-A, Class 1-M and Class 1-B-1 Certificates (after taking into account the payment of the Class 1-A, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6 and Class 1-B-1 Principal Distribution Amounts for such Distribution Date) over (B) the lesser of (i) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period multiplied by 97.00% and (ii) the amount, if any, by which
            (x) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period exceeds (y) $805,958.

      Class 1-B-3 Principal Distribution Amount: With respect to the Class 1-B-3 Certificates and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Group 1 Principal Distribution Amount for that Distribution Date remaining after distribution of the Class 1-A Principal Distribution Amount, the Class 1-M-1 Principal Distribution Amount, the Class 1-M-2 Principal Distribution

Amount, the Class 1-M-3 Principal Distribution Amount, the Class 1-M-4 Principal Distribution Amount, the Class 1-M-5 Principal Distribution Amount, the Class 1-M-6 Principal Distribution Amount, the Class 1-B-1 Principal Distribution Amount and the Class 1-B-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

      o the Group 1 Principal Distribution Amount for that Distribution Date remaining after distribution of the Class 1-A Principal Distribution Amount, the Class 1-M-1 Principal Distribution Amount, the Class 1-M-2 Principal Distribution Amount, the Class 1-M-3 Principal Distribution Amount, the Class 1-M-4 Principal Distribution Amount, the Class 1-M-5 Principal Distribution Amount, the Class 1-M-6 Principal Distribution Amount, the Class 1-B-1 Principal Distribution Amount and the Class 1-B-2 Principal Distribution Amount; and

      o the excess (if any) of (A) the sum of (1) the Class Principal Balance of the Class 1-B-3 Certificates immediately prior to that Distribution Date and (2) aggregate the Class Principal Balance of the Class 1-A, Class 1-M, Class 1-B-1 and Class 1-B-2 Certificates (after taking into account the payment of the Class 1-A, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-B-1 and Class 1-B-2 Principal Distribution Amounts for such Distribution Date) over (B) the lesser of (i) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period multiplied by 98.00% and
            (ii) the amount, if any, by which (x) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period exceeds (y) $805,958.

      Class 1-M Certificates: As set forth in the Preliminary Statement.

      Class 1-M-1 Principal Distribution Amount: With respect to the Class 1-M-1 Certificates and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Group 1 Principal Distribution Amount for that Distribution Date remaining after distribution of the Class 1-A Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

      o the Group 1 Principal Distribution Amount for that Distribution Date remaining after distribution of the Class 1-A Principal Distribution Amount; and

      o the excess (if any) of (A) the sum of (1) the Class Principal Balance of the Class 1-M-1 Certificates immediately prior to that Distribution Date and (2) aggregate the Class Principal Balance of the Class 1-A Certificates (after taking into account the payment of the Class 1-A Principal Distribution Amount for such Distribution Date) over (B) the lesser of (i) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period multiplied by 88.20% and (ii) the amount, if any, by which (x) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period exceeds (y) $805,958.

      Class 1-M-2 Principal Distribution Amount: With respect to the Class 1-M-2 Certificates and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Group 1 Principal Distribution Amount for that Distribution Date remaining after distribution of the Class 1-A Principal Distribution Amount and the Class 1-M-1 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

      o the Group 1 Principal Distribution Amount for that Distribution Date remaining after distribution of the Class 1-A Principal Distribution Amount and the Class 1-M-1 Principal Distribution Amount; and

      o the excess (if any) of (A) the sum of (1) the Class Principal Balance of the Class 1-M-2 Certificates immediately prior to that Distribution Date and (2) the aggregate Class Principal Balance of the Class 1-A and Class 1-M-1 Certificates (after taking into account the payment of the Class 1-A and Class 1-M-1 Principal Distribution Amounts for such Distribution Date) over (B) the lesser of (i) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period multiplied by 90.80% and (ii) the amount, if any, by which (x) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period exceeds (y) $805,958.

      Class 1-M-3 Principal Distribution Amount: With respect to the Class 1-M-3 Certificates and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Group 1 Principal Distribution Amount for that Distribution Date remaining after distribution of the Class 1-A Principal Distribution Amount, the Class 1-M-1 Principal Distribution Amount and the Class 1-M-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

      o the Group 1 Principal Distribution Amount for that Distribution Date remaining after distribution of the Class 1-A Principal Distribution Amount, the Class 1-M-1 Principal Distribution Amount and the Class 1-M-2 Principal Distribution Amount; and

      o the excess (if any) of (A) the sum of (1) the Class Principal Balance of the Class 1-M-3 Certificates immediately prior to that Distribution Date and (2) the aggregate Class Principal Balance of the Class 1-A, Class 1-M-1 and Class 1-M-2 Certificates (after taking into account the payment of the Class 1-A, Class 1-M-1 and Class 1-M-2 Principal Distribution Amounts for such Distribution
            Date) over (B) the lesser of (i) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period multiplied by 92.20% and (ii) the amount, if any, by which (x) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period exceeds (y) $805,958.

      Class 1-M-4 Principal Distribution Amount: With respect to the Class 1-M-4 Certificates and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Group 1 Principal Distribution Amount for that Distribution Date remaining after distribution of the Class 1-A Principal Distribution Amount, the Class 1-M-1 Principal Distribution Amount, the Class 1-M-2 Principal Distribution Amount and the Class 1-M-3 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

      o the Group 1 Principal Distribution Amount for that Distribution Date remaining after distribution of the Class 1-A Principal Distribution Amount, the Class 1-M-1 Principal Distribution Amount, the Class 1-M-2 Principal Distribution Amount and the Class 1-M-3 Principal Distribution Amount; and

      o the excess (if any) of (A) the sum of (1) the Class Principal Balance of the Class 1-M-4 Certificates immediately prior to that Distribution Date and (2) the aggregate Class Principal Balance of the Class 1-A, Class 1-M-1, Class 1-M-2 and Class 1-M-3 Certificates (after taking into account the payment of the Class 1-A, Class 1-M-1, Class 1-M-2 and Class 1-M-3 Principal Distribution Amounts for such Distribution Date) over (B) the lesser of (i) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period multiplied by 93.60% and (ii) the amount, if any, by which (x) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period exceeds (y) $805,958.

      Class 1-M-5 Principal Distribution Amount: With respect to the Class 1-M-5 Certificates and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Group 1 Principal Distribution Amount for that Distribution Date remaining after distribution of the Class 1-A Principal Distribution Amount, the Class 1-M-1 Principal Distribution Amount, the Class 1-M-2 Principal Distribution Amount, the Class 1-M-3 Principal Distribution Amount and the Class 1-M-4 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

      o the Group 1 Principal Distribution Amount for that Distribution Date remaining after distribution of the Class 1-A Principal Distribution Amount, the Class 1-M-1 Principal Distribution Amount, the Class 1-M-2 Principal Distribution Amount, the Class 1-M-3 Principal Distribution Amount and the Class 1-M-4 Principal Distribution Amount; and

      o the excess (if any) of (A) the sum of (1) the Class Principal Balance of the Class 1-M-5 Certificates immediately prior to that Distribution Date and (2) the aggregate Class Principal Balance of the Class 1-A, Class 1-M-1, Class 1-M-2, Class 1-M-3 and Class 1-M-4 Certificates (after taking into account the payment of the Class 1-A, Class 1-M-1, Class 1-M-2, Class 1-M-3 and Class 1-M-4 Principal Distribution Amounts for such Distribution Date) over (B) the lesser of (i) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period multiplied by 94.60% and (ii) the amount, if any, by which (x) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period exceeds (y) $805,958.

      Class 1-M-6 Principal Distribution Amount: With respect to the Class 1-M-6 Certificates and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Group 1 Principal Distribution Amount for that Distribution Date remaining after distribution of the Class 1-A Principal Distribution Amount, the Class 1-M-1 Principal Distribution Amount, the Class 1-M-2 Principal Distribution Amount, the Class 1-M-3 Principal Distribution Amount, the Class 1-M-4 Principal Distribution Amount and the Class 1-M-5 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

      o the Group 1 Principal Distribution Amount for that Distribution Date remaining after distribution of the Class 1-A Principal Distribution Amount, the Class 1-M-1 Principal Distribution Amount, the Class 1-M-2 Principal Distribution Amount, the Class 1-M-3 Principal Distribution Amount, the Class 1-M-4 Principal Distribution Amount and the Class 1-M-5 Principal Distribution Amount; and

      o the excess (if any) of (A) the sum of (1) the Class Principal Balance of the Class 1-M-6 Certificates immediately prior to that Distribution Date and (2) the aggregate Class Principal Balance of the Class 1-A, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4 and Class 1-M-5 Certificates (after taking into account the payment of the Class 1-A, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4 and Class 1-M-5 Principal Distribution Amounts for such Distribution Date) over (B) the lesser of (i) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period multiplied by 95.60% and (ii) the amount, if any, by which (x) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period exceeds (y) $805,958.

      Class Interest Shortfall: As to any Distribution Date and Class of Aggregate Group II Certificates or Aggregate Group III Certificates, the amount by which the amount described in clause (i) of the definition of Class Optimal Interest Distribution Amount for such Class exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to such clause (i).

      Class OC Certificates: As specified in the Preliminary Statement.

      Class OC Distributable Amount: With respect to any Distribution Date and the Class OC Certificates, the excess, if any, of (x) the sum of (i) the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Class Principal Balance for such Distribution Date and not included in the Extra Principal Distribution Amount on that Distribution Date and (ii) the Overcollateralization Release Amount, if any, for such Distribution Date, over (y) the Overcollateralization Increase Amount and the amount of any Swap Termination Payment, if any, for such Distribution Date.

      Class OC Interest: The Upper-Tier Regular Interest as specified and described in the Preliminary Statement and the related footnote thereto.

      Class Optimal Interest Distribution Amount: With respect to the Aggregate Group II Subordinated Certificates, with respect to any Distribution Date and interest bearing Class of

Aggregate Group II Certificates or, with respect to any interest bearing Component of Aggregate Group II Certificates, the sum of (i) one month's interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Class on the related Class Principal Balance, Component Balance, Notional Amount or Component Notional Amount, as applicable, immediately prior to such Distribution Date, subject to reduction as provided in Section 5.02(d) and (ii) any Class Unpaid Interest Amounts for such Class or Component. With respect to the Aggregate Group III Subordinated Certificates, with respect to any Distribution Date and interest bearing Class of Aggregate Group III Certificates or, with respect to any interest bearing Component of Aggregate Group III Certificates, the sum of (i) one month's interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Class on the related Class Principal Balance, Component Balance, Notional Amount or Component Notional Amount, as applicable, immediately prior to such Distribution Date, subject to reduction as provided in Section 5.02(d) and (ii) any Class Unpaid Interest Amounts for such Class or Component.

      Class P-1 Distribution Amount: For each Distribution Date and the Group 1 Mortgage Loans, an amount equal to the total of all Prepayment Penalties received by the Securities Administrator from the Servicers on the Group 1 Mortgage Loans in the prior Due Period. The Class P-1 Distribution Amount is not part of the Available Distribution Amount and is therefore not available for distributions to the Classes of Group 1 Certificates.

      Class P-2 Distribution Amount: For each Distribution Date and the Aggregate Group II Mortgage Loans, an amount equal to the total of all Prepayment Penalties received by the Securities Administrator from the Servicers on the Aggregate Group II Mortgage Loans since the Due Date related to the prior Distribution Date. The Class P-2 Distribution Amount is not part of the Available Funds and is therefore not available for distributions to the Classes of Aggregate Group II Certificates.

      Class Principal Balance: With respect to any Class of Certificates other than the Class OC Certificates and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date. With respect to the Class OC Certificates and any Distribution Date, the Overcollateralized Amount as of that Distribution Date.

      Class Subordination Percentage: With respect to the Aggregate Group II Subordinated Certificates, with respect to any Distribution Date and each Class of Aggregate Group II Subordinated Certificates, the quotient (expressed as a percentage) of (a) the Class Principal Balance of such Class of Aggregate Group II Subordinated Certificates immediately prior to such Distribution Date, divided by (b) the aggregate of the Class Principal Balances of all Classes of Aggregate Group II Certificates (other than the related Notional Amount Certificates) immediately prior to such Distribution Date. With respect to the Aggregate Group III Subordinated Certificates, with respect to any Distribution Date and each Class of Aggregate Group III Subordinated Certificates, the quotient (expressed as a percentage) of (a) the Class Principal Balance of such Class of Aggregate Group III Subordinated Certificates immediately prior to such Distribution Date, divided by (b) the aggregate of the Class Principal Balances of all Classes of Aggregate Group III Certificates (other than the related Notional Amount Certificates) immediately prior to such Distribution Date.

      Class Unpaid Interest Amounts: As to any Distribution Date and any Class of Aggregate Group II Certificates or any Class of Aggregate Group III Certificates, as applicable, that is a Class of interest bearing Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount distributed on such Class on prior Distribution Dates pursuant to clause (ii) of the definition of Class Optimal Interest Distribution Amount.

      Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

      Clearing Agency Participant: A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

      Closing Date: May 31, 2006.

      Code: The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

      Collateralization Event: As defined in the Swap Agreement.

      Commission: The U.S. Securities and Exchange Commission.

      Compensating Interest Payment: As to any Distribution Date, an amount equal to the lesser of (i) the Prepayment Interest Shortfall on the Mortgage Loans serviced by such Servicer with respect to such Distribution Date and (ii) the portion of the applicable Servicing Fee that the related Servicer is required to remit to the Trust as compensation therefor in accordance with the terms of the related Purchase and Servicing Agreement.

      Component: As specified in the Preliminary Statement.

      Component Balance: With respect to any Component and any Distribution Date, the Initial Component Balance thereof on the Closing Date, (A) plus any Subsequent Recoveries added to the Component Balance of such Component pursuant to Section 5.02, (B) minus the sum of all amounts applied in reduction of the principal balance of such Component and Realized Losses allocated thereto on previous Distribution Dates.

      Component Certificates: As specified in the Preliminary Statement.

      Component Notional Amount: Not applicable.

      Confirmation: With respect to the Swap Agreement, the related Confirmation dated May 31, 2006, evidencing the transaction between the Swap Counterparty and the Securities Administrator on behalf of the Trust Fund.

      Consent: A document executed by the Cooperative Corporation (i) consenting to the sale of the Cooperative Unit to the Mortgagor and (ii) certifying that all maintenance charges relating to the Cooperative Unit have been paid.

      Controlling Person: With respect to any Person, any other Person who "controls" such Person within the meaning of the Securities Act.

      Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under
Section 216 of the Code.

      Cooperative Loan: A Mortgage Loan secured by Cooperative Shares and a Proprietary Lease, if any.

      Cooperative Property: The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the shares of the Cooperative Corporation.

      Cooperative Shares: Shares issued by a Cooperative Corporation.

      Cooperative Unit: With respect to any Cooperative Loan, a specific unit in a Cooperative Property.

      Corporate Trust Office: With respect to the Trustee, the designated office of the Trustee in the State of Illinois at which at any particular time its corporate trust business with respect to this Agreement is administered, which office at the date of the execution of this Agreement is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603, Attn: Global Securities and Trust Services MSM 2006-8AR, and which is the address to which notices to and correspondence with the Trustee should be directed, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer and the Securities Administrator or the principal corporate trust office of any successor Trustee. With respect to the Certificate Registrar and presentment of Certificates for registration of transfer, exchange or final payment, Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479,
Attention: Corporate Trust, Morgan Stanley Mortgage Loan Trust 2006-8AR, and for all other purposes, P.O. Box 98, Columbia, Maryland 21046 (or for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045), Attention:
Corporate Trust, Morgan Stanley Mortgage Loan Trust 2006-8AR.

      Cross-Over Situation: With respect to the Aggregate Group II Subordinated Certificates, for the Aggregate Group II Certificates and any Distribution Date and for each Aggregate Group II Loan Group (after taking into account principal distributions on such Distribution Date) with respect to the Class A and Class B Interests, the Class A and Class B Interests corresponding to any Aggregate Group II Loan Group are in the aggregate less than 1% of the Subordinated Portion of the Aggregate Group II Loan Group to which they correspond. With respect to the Aggregate Group III Subordinated Certificates, for the Aggregate Group III Certificates and any Distribution Date and for each Aggregate Group III Loan Group (after taking into account principal distributions on such Distribution Date) with respect to the Class A and Class B

Interests, the Class A and Class B Interests corresponding to any Aggregate Group III Loan Group are in the aggregate less than 1% of the Subordinated Portion of the Aggregate Group III Loan Group to which they correspond.

      Custodial Account: Each custodial account (other than an Escrow Account) established and maintained by a Servicer pursuant to a Purchase and Servicing Agreement.

      Custodial Agreement: The Custodial Agreements, listed in Exhibit F hereof, as each such agreement may be amended or supplemented from time to time as permitted hereunder.

      Custodial Delivery Failure: With respect to any Custodian appointed hereunder, as defined in Section 6.21 hereof.

      Custodian Certification: As defined in Section 2.01.

      Custodian: A Person who is at anytime appointed by the Depositor as a custodian of the Mortgage Documents and the Trustee Mortgage Files. The initial Custodians are JPMorgan Chase Bank, National Association, LaSalle Bank
National Association and Wells Fargo Bank, National Association. "Custodian" shall refer to each Custodian or all Custodians, as the context requires.

      Cut-off Date: May 1, 2006.

      Cut-off Date Pool Principal Balance: $791,943,630.

      Cut-off Date Principal Balance: As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date.

      Debt Service Reduction: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

      Deceased Holder: Not applicable.

      Defaulted Swap Termination Payment: Any Swap Termination Payment required to be paid by the Supplemental Interest Trust to the Swap Counterparty pursuant to the Swap Agreement as a result of an Event of Default (as defined in the Swap Agreement) with respect to which the Swap Counterparty is the defaulting party or a Termination Event (as defined in the Swap Agreement) (other than Illegality or a Tax Event that is not a Tax Event Upon Merger (each as defined in the Swap Agreement)) with respect to which the Swap Counterparty is the sole Affected Party (as defined in the Swap Agreement).

      Defective Mortgage Loan: The meaning specified in Section 2.05(a).

      Deficient Valuation: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

      Definitive Certificate: A Certificate of any Class issued in definitive, fully registered, certificated form. As of the Closing Date the Classes of Certificates being issued as "Definitive Certificates" are set forth in the Preliminary Statement.

      Delay Certificates: As specified in the Preliminary Statement.

      Deleted Mortgage Loan: A Mortgage Loan that is repurchased, or replaced or to be replaced with a Replacement Mortgage Loan.

      Delinquent: Any Mortgage Loan with respect to which the Scheduled Payment due on a Due Date is not received.

      Depositor: Morgan Stanley Capital I Inc., a Delaware corporation having its principal place of business in New York, or its successors in interest.

      Depository: Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

      Determination Date: With respect to each Servicer, the "Determination Date" set forth in the related Purchase and Servicing Agreement.

      Disqualified Organization: A "disqualified organization" as defined in
Section 860E(e)(5) of the Code.

      Distribution Account: The separate Eligible Account created and maintained by the Securities Administrator, on behalf of the Trustee, pursuant to Section 4.01. Funds in the Distribution Account (exclusive of any earnings on investments made with funds deposited in the Distribution Account) shall be held in trust for the Trustee and the Certificateholders for the uses and purposes set forth in this Agreement.

      Distribution Account Deposit Date: With respect to each Servicer, not later than 1:00 p.m., New York time, on 18th day of each calendar month after the initial issuance of the Certificates or, if such 18th day is not a Business Day, either the immediately preceding or immediately following Business Day, as set forth in the related Acknowledgement, commencing in June 2006.

      Distribution Date: The 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing in June 2006.

      Due Date: With respect to any Distribution Date, the first day of the month in which such Distribution Date occurs. With respect to any Mortgage Loan, the date on which a Scheduled Payment is due under the related Mortgage Note as indicated in the applicable Purchase and Servicing Agreement.

      Due Period: As to any Distribution Date, the period beginning on the second day of the month preceding the month of such Distribution Date, and ending on the first day of the month of such Distribution Date.

      EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

      Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC or the SAIF (to the limits established by the FDIC or the SAIF) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee, the Paying Agent, the Securities Administrator or the Master Servicer.

      Eligible Institution: An institution having the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agencies or the approval of the Rating Agencies.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter's Exemption.

      ERISA-Restricted Certificate: As specified in the Preliminary Statement.

      Escrow Account: With respect to each Mortgage Loan, as defined in Article I of the related Purchase and Servicing Agreement.

      Estoppel Letter: A document executed by the Cooperative Corporation certifying, with respect to a Cooperative Unit, (i) the appurtenant Proprietary Lease will be in full force and effect as of the date of issuance thereof, (ii) the related stock certificate was registered in the Mortgagor's name and the Cooperative Corporation has not been notified of any lien upon, pledge of, levy of execution on or disposition of such stock certificate, and (iii) the Mortgagor is not in default under the appurtenant Proprietary Lease and all charges due the Cooperative Corporation have been paid.

      Event of Default: Any one of the conditions or circumstances enumerated in Section 6.14.

      Excess Loss: With respect to the Aggregate Group II Mortgage Loans or the Aggregate Group III Mortgage Loans, the amount of any (i) Fraud Loss on a related Mortgage Loan realized after the related Fraud Loss Coverage Termination Date, (ii) Special Hazard Loss on an Aggregate Group II Mortgage Loan or Aggregate Group III Mortgage Loan realized after the related Special Hazard Coverage Termination Date or (iii) Bankruptcy Loss on an Aggregate Group II Mortgage Loan or Aggregate Group III Mortgage Loan realized after the related Bankruptcy Coverage Termination Date.

      Excess Subordinated Amount: For any Distribution Date and the Group 1 Certificates will equal the excess, if any, of the Overcollateralized Amount on that Distribution Date over (ii) the Overcollateralization Target Amount for such Distribution Date.

      Extra Principal Distribution Amount: For the Group 1 Certificates and any Distribution Date will be the lesser of the Net Monthly Excess Cashflow for such Distribution Date and the Overcollateralization Increase Amount as of that Distribution Date.

      Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      Exchange Act Reports: Any reports on Form 10-D, Form 8-K and Form 10-K required to be filed with respect to the Trust Fund under the Exchange Act.

      Fannie Mae: The entity formerly known as the Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

      FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

      FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

      Final Custodian Certification: As defined in Section 2.02 hereof.

      Fiscal Agent: Not applicable.

      Fitch: Fitch, Inc., or any successor thereto. If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 11.07 the address for notices to Fitch shall be Fitch, Inc., One State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Surveillance Group, or such other address as Fitch may hereafter furnish to the Depositor, the Trustee and the Master Servicer.

      FNBN Mortgage Loan: Each Mortgage Loan originated by First National Bank of Nevada and listed on the Mortgage Loan Schedule.

      FNBN Purchase Agreement: The Mortgage Loan Purchase Agreement listed in Exhibit E hereto between the Seller and First National Bank of Nevada.

      Form 8-K Disclosure: As defined in Section 12.03 hereof.

      Fraud Loan: With respect to the Aggregate Group II Mortgage Loans and the Aggregate Group III Mortgage Loans, a Liquidated Mortgage Loan in that Aggregate Loan Group as to which a Fraud Loss has occurred, as reported by the related Servicer to the Master Servicer.

      Fraud Loss Coverage Amount: As of the Closing Date, (x) $4,344,068 with respect to the Aggregate Group II Certificates and $12,524,289 with respect to the Aggregate Group III Certificates, subject to reduction from time to time, by the amount of Fraud Losses allocated to the Aggregate Group II Certificates or the Aggregate Group III Certificates. Each Fraud Loss Coverage Amount will be reduced, from time to time, by the amount of Fraud Losses allocated to the Aggregate Group II Certificates or the Aggregate Group III Certificates, as applicable. In addition, the Fraud Loss Coverage Amount for the Aggregate Group II Mortgage Loans or the Aggregate Group III Certificates will be reduced on the fifth anniversary of the Cut-off Date, to zero and on the first, second, third and fourth anniversaries of the Cut-off Date, to an amount equal to the lesser of (x) 2%, in the case of the first anniversary, and 1%, in the case of the second, third and fourth anniversaries, of the then current aggregate Stated Principal Balance of the Aggregate Group II Mortgage Loans or Aggregate Group III Mortgage Loans, respectively, and (y) the excess of the related Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date over the cumulative amount of Fraud Losses allocated to that Aggregate Loan Group since the preceding anniversary.

      Fraud Loss Coverage Termination Date: The point in time at which the Fraud Loss Coverage Amount is reduced to zero.

      Fraud Losses: Realized Losses on Aggregate Group II Mortgage Loans or the Aggregate Group III Certificates as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Mortgage Insurance Policy because of such fraud, dishonesty or misrepresentation.

      Global Securities: The global certificates representing the Book-Entry Certificates.

      GMAC Serviced Mortgage Loan: Each Mortgage Loan serviced by GMAC Mortgage Corporation and listed on the Mortgage Loan Schedule.

      GMAC Servicing Agreement: The Servicing Agreement listed in Exhibit E hereto between the Seller and GMAC Mortgage Corporation.

      Group 1 Assets: The Group 1 Mortgage Loans, any related REO Property, any other property related to Loan Group 1 remaining in the Trust Fund and the Swap Agreement and amounts on deposit in the Swap Account.

      Group 1 Certificates: As specified in the Preliminary Statement.

      Group 1 Mortgage Loans: The Mortgage Loans in Loan Group 1.

      Group 1 Principal Distribution Amount: For the Group 1 Certificates and any Distribution Date will be the sum of the Basic Principal Distribution Amount and the Extra Principal Distribution Amount, in each case for that Distribution Date.

      Group 1 Principal Remittance Amount: For the Group 1 Certificates and any Distribution Date, the sum of

      (i) the principal portion of all Scheduled Payments on the Group 1 Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date;

      (ii) the principal portion of all proceeds received in respect of the repurchase of a Mortgage Loan (or, in the case of a substitution, certain amounts representing a principal adjustment as required by this Agreement) during the related Prepayment Period; and

      (iii) the principal portion of all other unscheduled collections, including Insurance Proceeds, condemnation proceeds, Liquidation Proceeds and all partial Principal Prepayments and Principal Prepayments in full, received during the related Prepayment Period, to the extent applied as recoveries of principal on the Group 1 Mortgage Loans, provided, that in no event will the Group 1 Principal Remittance Amount with respect to any Distribution Date be
(x) less than zero or (y) greater than the then outstanding aggregate Class Principal Balance of the Group 1 Certificates.

      Group 1 Senior Certificates: As specified in the Preliminary Statement.

      Group 1 Subordinated Certificates: As specified in the Preliminary Statement.

      Group 1 Subordinated Interest Distribution Amount: With respect to any Class of Group 1 Subordinated Certificates and any Distribution Date, interest accrued during the related Interest Accrual Period on the related Class Principal Balance of that Class immediately prior to the Distribution Date at the Pass-Through Rate for that Class reduced (to an amount not less than zero), in the case of such Class, by the allocable share, if any, for that Class of Prepayment Interest Shortfalls on the Group 1 Mortgage Loans to the extent not covered by (x) Compensating Interest paid by the Master Servicer or the Servicers for the Group 1 Mortgage Loans and (y) Relief Act Interest Shortfalls on the Group 1 Mortgage Loans.

      Group 1-A Sequential Trigger Event: With respect to any Distribution Date, a Group 1-A Sequential Trigger Event is in effect if (a) with respect to any Distribution Date occurring before June 2008, the circumstances in which the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the Cut-off Date exceeds 0.25% and (b) with respect to any Distribution Date occurring in or after June 2008, a Trigger Event is in effect.

      Group 2 Certificates: As specified in the Preliminary Statement.

      Group 2 Mortgage Loans: The Mortgage Loans in Loan Group 2.

      Group 2 Senior Certificates: As specified in the Preliminary Statement.

      Group 3 Certificates: As specified in the Preliminary Statement.

      Group 3 Mortgage Loans: The Mortgage Loans in Loan Group 3.

      Group 3 Senior Certificates: As specified in the Preliminary Statement.

      Group 4 Certificates: As specified in the Preliminary Statement.

      Group 4 Mortgage Loans: The Mortgage Loans in Loan Group 4.

      Group 4 Senior Certificates: As specified in the Preliminary Statement.

      Group 5 Certificates: As specified in the Preliminary Statement.

      Group 5 Mortgage Loans: The Mortgage Loans in Loan Group 5.

      Group 5 Senior Certificates: As specified in the Preliminary Statement.

      Group 6 Certificates: As specified in the Preliminary Statement.

      Group 6 Mortgage Loans: The Mortgage Loans in Loan Group 6.

      Group 6 Senior Certificates: As specified in the Preliminary Statement.

      Hemisphere Mortgage Loan: Each Mortgage Loan originated by The Hemisphere National Bank and listed on the Mortgage Loan Schedule.

      Hemisphere Purchase Agreement: The Mortgage Loan Purchase and Warranties Agreement listed in Exhibit E hereto between the Seller and The Hemisphere National Bank.

      Hemisphere Serviced Mortgage Loan: Each Mortgage Loan serviced by The Hemisphere National Bank and listed on the Mortgage Loan Schedule.

      Hemisphere Servicing Agreement: The Servicing Agreement listed in Exhibit E hereto between the Seller and The Hemisphere National Bank.

      Holder: The registered owner of any Certificate as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Trustee, the Master Servicer, the Securities Administrator and any Servicer, or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, except that, in determining whether the Trustee or the Securities Administrator shall be protected in relying upon any such consent, only Certificates that a Responsible Officer of the Trustee or the Securities Administrator, respectively, knows to be so owned shall be disregarded. The Trustee or the Securities

Administrator may request and conclusively rely on certifications by the Depositor, the Master Servicer, the Securities Administrator or any Servicer in determining whether any Certificates are registered to an Affiliate of the Depositor, the Master Servicer, the Securities Administrator or any Servicer.

      HUD: The United States Department of Housing and Urban Development, or any successor thereto.

      Indemnifying Party: As specified in Section 12.08 hereof.

      Independent: When used with respect to any Accountants, a Person who is "independent" within the meaning of Rule 2-01(b) of the Securities and Exchange Commission's Regulation S-X. When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

      Index: As to each Mortgage Loan, the index from time to time in effect for adjustment of the Mortgage Rate as set forth as such on the related Mortgage Note.

      Initial Bankruptcy Coverage Amount: $150,000 with respect to Aggregate Group II Certificates and $150,000 with respect to Aggregate Group III Certificates.

      Initial Component Balance: As specified in the Preliminary Statement.

      Initial Custodian Certification: As defined in Section 2.02.

      Initial Optional Termination Date: With respect to the Group 1 Mortgage Loans, the first Distribution Date following the date on which the aggregate Stated Principal Balance of the Group 1 Mortgage Loans is equal to or less than 10% of the aggregate Stated Principal Balance thereof as of the Cut-off Date. With respect to the Aggregate Group II Mortgage Loans, the first Distribution Date following the date on which the aggregate Stated Principal Balance of the Aggregate Group II Mortgage Loans is equal to or less than 1% of the aggregate Stated Principal Balance thereof as of the Cut-off Date. With respect to the Aggregate Group III Mortgage Loans, the first Distribution Date following the date on which the aggregate Stated Principal Balance of the Aggregate Group III Mortgage Loans is equal to or less than 1% of the aggregate Stated Principal Balance thereof as of the Cut-off Date.

      Insurance Policy: With respect to any Mortgage Loan, any insurance policy, including all names and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

      Insurance Proceeds: Proceeds paid by any Insurance Policy (excluding proceeds required to be applied to the restoration and repair of the related Mortgaged Property or released to the Mortgagor), in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses and the proceeds from any Limited Purpose Surety Bond.

      Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

      Interest Accrual Period: With respect to each Class of Delay Certificates, its corresponding Subsidiary REMIC Regular Interest and any Distribution Date, the calendar month prior to the month of such Distribution Date. With respect to any Class of Non-Delay Certificates, its corresponding Subsidiary REMIC Regular Interest and the Distribution Date in June 2006, the 26 day period commencing on the Closing Date and ending on the day immediately preceding such Distribution Date. With respect to any Class of Non-Delay Certificates, its corresponding Subsidiary REMIC Regular Interest and each Distribution Date following the Distribution Date in June 2006, the one month period commencing on the Distribution Date in the calendar month preceding the month in which such Distribution Date occurs and ending on the day immediately preceding such Distribution Date. For purposes of computing interest accruals on each Class of Non-Delay Certificates, each Interest Accrual Period has the actual number of days in such month and each year is assumed to have 360 days. For purposes of computing interest accruals on each Class of Delay Certificates, each Interest Accrual Period has 30 days in such month and each year is assumed to have 360 days.

      Interest Carry Forward Amount: With respect to any Class of Group 1 Certificates and any Distribution Date, the amount, if any, by which the Interest Distribution Amount for that Class of Certificates for the immediately preceding Distribution Date exceeds the actual amount distributed on such Class in respect of interest on the immediately preceding Distribution Date, together with any Interest Carry Forward Amount with respect to such Class remaining unpaid from the previous Distribution Date, plus interest accrued thereon at the related Pass-Through Rate for the most recently ended Interest Accrual Period.

      Interest Determination Date: With respect to any Interest Accrual Period for any Class of LIBOR Certificates, the second Business Day prior to the first day of such Interest Accrual Period.

      Interest Distribution Amount: With respect to the Group 1 Senior Certificates, the Class 1-A Interest Distribution Amount. With respect to the Group 1 Subordinated Certificates, the Group 1 Subordinated Interest Distribution Amount.

      Interest Remittance Amount: For the Group 1 Certificates and any Distribution Date, that portion of the Available Distribution Amount for such Distribution Date that represents interest received or advanced on the Group 1 Mortgage Loans.

      Interest Transfer Amount: For any Distribution Date and for any Undercollateralized Group, an amount equal to one month's interest on the applicable Principal Transfer Amount at the weighted average Pass-Through Rate of the applicable Undercollateralized Group, plus any interest accrued on such Undercollateralized Group remaining unpaid from prior Distribution Dates.

      Investor Based Exemption: Any of Prohibited Transaction Class Exemption ("PTCE") 84-14 (for transactions by independent "qualified professional asset managers"), PTCE 90-1 (for transactions by insurance company pooled separate accounts), PTCE 91-38 (for transactions by bank collective investment funds), PTCE 95-60 (for transactions by insurance company general accounts) or PTCE 96-23 (for transactions effected by "in house asset managers"), or any similar exemption.

      Last Scheduled Distribution Date: With respect to the Group 1 Certificates, the Aggregate Group II Certificates and the Aggregate Group III Certificates, the Distribution Date in June 2036.

      Latest Possible Maturity Date: The Distribution Date in June 2036.

      LIBOR: The London interbank offered rate for one-month United States dollar deposits calculated in the manner described in Section 5.09.

      LIBOR Business Day: Any day on which banks in London, England and The City of New York are open and conducting transactions in foreign currency and exchange.

      LIBOR Certificates: As specified in the Preliminary Statement.

      Limited Purpose Surety Bond: Collectively, Ambac Assurance Corporation Surety Bond No. AB0039BE and any other Limited Purpose Surety Bond securing an Additional Collateral Mortgage Loan.

      Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the related Servicer has certified (in accordance with its Purchase and Servicing Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

      Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property.

      Living Holders: Not applicable.

      Loan Group: Any of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5 and Loan Group 6, as applicable.

      Loan Group 1: All Mortgage Loans identified as Group 1 Mortgage Loans on the Mortgage Loan Schedule.

      Loan Group 2: All Mortgage Loans identified as Group 2 Mortgage Loans on the Mortgage Loan Schedule.

      Loan Group 3: All Mortgage Loans identified as Group 3 Mortgage Loans on the Mortgage Loan Schedule.

      Loan Group 4: All Mortgage Loans identified as Group 4 Mortgage Loans on the Mortgage Loan Schedule.

      Loan Group 5: All Mortgage Loans identified as Group 5 Mortgage Loans on the Mortgage Loan Schedule.

      Loan Group 6: All Mortgage Loans identified as Group 6 Mortgage Loans on the Mortgage Loan Schedule.

      Loan Group Percentage: As to any Loan Group and any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans in that Loan Group as of the related Due Date, and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans as of that Due Date.

      Loan Group Principal Balance: As to any Distribution Date and Loan Group, the aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group outstanding on the Due Date in the month preceding the month of the Distribution Date (after giving effect to prepayments received in the Prepayment Period related to such prior Due Date).

      Loan-To-Value Ratio: With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

      LPMI Mortgage Loan: Certain Mortgage Loans as to which the lender (rather than the borrower) acquires the Primary Mortgage Insurance Policy and charges the related borrower an interest premium.

      Master REMIC: As described in the Preliminary Statement.

      Master Servicer: Wells Fargo Bank, National Association, a national banking association organized under the laws of the United States in its capacity as Master Servicer and any Person succeeding as Master Servicer hereunder or any successor in interest, or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.

      Master Servicer Compensation: With respect to any Master Servicer that is a successor to Wells Fargo Bank, National Association as Master Servicer, the portion of the earnings on the funds on deposit in the Distribution Account payable on each Distribution Date pursuant to Section 4.02(b)(ii) hereof agreed to by and between such successor Master Servicer and the successor securities administrator; provided, that the sum of such Master Servicer Compensation and the Securities Administrator Compensation payable on each Distribution Date shall not exceed the total earnings on funds in the Distribution Account payable pursuant to Section 4.02(b)(ii) hereof earned since the prior Distribution Date.

      Memorandum: The private placement memorandum dated May 31, 2006, relating to the Private Certificates.

      MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor to Mortgage Electronic Registration Systems, Inc.

      MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS(R) System.

      MERS(R) System: The system of recording transfers of mortgages electronically maintained by MERS.

      MIN: The mortgage identification number for any MERS Mortgage Loan.

      Minimum Auction Price: With respect to any Distribution Date on which an Auction is being held, an amount equal to the sum of (a) 100% of the current aggregate Stated Principal Balance of the Group 1 Mortgage Loans, plus accrued interest thereon, (b) the fair market value of any related REO Property in the Trust Fund and all other property related to Loan Group 1 in the Trust Fund being purchased, (c) any unreimbursed Servicing Advances related to the Group 1 Mortgage Loans, (d) any expenses incurred by the Auction Administrator in the Auction process and (e) any Swap Termination Payment owed to the Swap Counterparty.

      MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

      Moody's: Moody's Investors Service, Inc., or any successor thereto. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 11.07 the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
Residential Pass-Through Monitoring, or such other address as Moody's may hereafter furnish to the Depositor or the Master Servicer.

      Mortgage: A mortgage, deed of trust or other instrument encumbering a fee simple interest in real property securing a Mortgage Note, together with improvements thereto.

      Mortgage Documents: With respect to each Mortgage Loan, the mortgage documents required to be delivered to the Custodian pursuant to each Custodial Agreement.

      Mortgage Loan: A Mortgage and the related notes or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 (including any REO Property), including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

      Mortgage Loan Auction Price: The price, calculated as set forth in
Section 7.01(b), to be paid in connection with the purchase of the Group 1 Mortgage Loans by the Auction Purchaser.

      Mortgage Loan Schedule: The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended by the Depositor or a Servicer from time to time to reflect the addition of Replacement Mortgage Loans to, or the deletion of Deleted Mortgage Loans from, the Trust Fund. Such schedule shall, among other things (i) designate the Servicer servicing such Mortgage Loan and the applicable Servicing Fee Rate;

(ii) identify the designated Loan Group in which such Mortgage Loan is included, (iii) identify any LPMI Mortgage Loan and designate the rate at which the premium for such insurance is calculated and (iv) separately identify the Additional Collateral Mortgage Loans, if any.

      Mortgage Note: The original executed note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage under a Mortgage Loan.

      Mortgaged Property: The underlying property, including any Additional Collateral, securing a Mortgage Loan which, with respect to a Cooperative Loan, is the related Cooperative Shares and Proprietary Lease.

      Mortgage Rate: As to any Mortgage Loan, the annual rate of interest borne by the related Mortgage Notes.

      MortgageIT Mortgage Loan: Each Mortgage Loan originated by MortgageIT, Inc. and listed on the Mortgage Loan Schedule.

      MortgageIT Purchase Agreement: The Mortgage Loan Purchase Agreement listed in Exhibit E hereto between the Seller and MortgageIT, Inc.

      Mortgagor: The obligor on a Mortgage Note.

      MSCC Serviced Mortgage Loan: Each Mortgage Loan originated and serviced by Morgan Stanley Credit Corp. and listed on the Mortgage Loan Schedule.

      MSCC Purchase Agreement: The Second Amended and Restated Master Mortgage Loan Purchase Agreement listed in Exhibit E hereto between the Seller and Morgan Stanley Credit Corp. (as successor to Morgan Stanley Dean Witter Credit Corporation).

      MSCC Purchase and Servicing Agreement: Collectively, the MSCC Purchase Agreement and the MSCC Servicing Agreement.

      MSCC Servicing Agreement: The Amended and Restated Master Servicing Agreement listed in Exhibit E hereto between the Seller and Morgan Stanley Credit Corp. (as successor to Morgan Stanley Dean Witter Credit Corporation).

      MSMCI Mortgage Loan: A Mortgage Loan sold by the Seller to the Depositor pursuant to the MSMCI Purchase Agreement.

      MSMCI Purchase Agreement: The Mortgage Loan Purchase Agreement listed in Exhibit E hereto between the Seller and the Depositor.

      Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property, the related Liquidation Proceeds net of Advances, Servicer Advances, Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

      Net Monthly Excess Cashflow: For the Group 1 Certificates and any Distribution Date, the excess, if any, of (x) the Available Distribution Amount for the Distribution Date over (y) the sum for the Distribution Date of the aggregate of the Interest Distribution Amounts payable to the holders of the Group 1 Certificates, the Group 1 Principal Distribution Amount and any Net Swap Payments to the Swap Counterparty.

      Net Mortgage Rate: With respect to any Mortgage Loan and any Distribution Date, the related Mortgage Rate as of the Due Date in the month preceding the month of such Distribution Date reduced by the Aggregate Expense Rate for such Mortgage Loan.

      Net Prepayment Interest Shortfalls: As to any Distribution Date and Loan Group, the amount by which the aggregate of Prepayment Interest Shortfalls for such Loan Group exceeds the Compensating Interest Payments for such Loan Group and that Distribution Date.

      Net Swap Payment: With respect to any Distribution Date and payment paid by the Supplemental Interest Trust to the Swap Counterparty, the excess, if any, of the "Fixed Amount" (as defined in the Swap Agreement) with respect to such Distribution Date over the "Floating Amount" (as defined in the Swap Agreement) with respect to such Distribution Date. For the avoidance of doubt, Net Swap Payments do not include Swap Termination Payments.

      Net Swap Receipt: With respect to any Distribution Date and payment by the Swap Counterparty to the Supplemental Interest Trust, the excess, if any, of the "Floating Amount" (as defined in the Swap Agreement) with respect to such Distribution Date over the "Fixed Amount" (as defined in the Swap Agreement) with respect to such Distribution Date.

      Net WAC Pass-Through Rate: For the Group 1 Certificates and any Distribution Date, a per annum rate equal to (i) the Weighted Average Net Mortgage Rate of the Group 1 Mortgage Loans as of the first day of the month preceding the month in which such Distribution Date occurs minus (ii) the Swap Payment Rate, adjusted in each case to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period, except that with respect to the June 2006 Distribution Date, the number of days in the related Interest Accrual Period shall be 26.

      Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

      Non-Delay Certificates: As specified in the Preliminary Statement.

      Non-permitted Foreign Holder: As defined in Section 3.03(f).

      Non-U.S. Person: Any person other than a "United States person" within the meaning of Section 7701(a)(30) of the Code.

      Nonrecoverable Advance: Any portion of an Advance or Servicer Advance previously made or proposed to be made by the Master Servicer and/or a Servicer (as certified in an Officer's Certificate of such Servicer), which in the good faith judgment of such party, shall not be ultimately recoverable by such party from the related Mortgagor, related Liquidation Proceeds or otherwise.

      Notional Amount: Not Applicable.

      Notional Amount Certificates: As specified in the Preliminary Statement.

      Offered Certificates: As specified in the Preliminary Statement.

      Offering Document: The Prospectus or the Memorandum, as applicable.

      Officer's Certificate: A certificate signed by two Authorized Officers of the Depositor or the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President of the Master Servicer or the Securities Administrator or in the case of any other Person, signed by an authorized officer of such Person, and in each case delivered to the Trustee or the Securities Administrator, as applicable signed by an authorized officer of that Person.

      Officer's Certificate of a Servicer: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of a Servicer, or (ii) if provided for herein, signed by a Servicing Officer, as the case may be, and delivered to the Trustee, the Securities Administrator or the Master Servicer, as required hereby.

      Opinion of Counsel: A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, the Securities Administrator or the Master Servicer, as required hereby, and who may be in-house or outside counsel to the Depositor, the Master Servicer, the Securities Administrator or the Trustee but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to ERISA, or the taxation, or the federal income tax status, of each REMIC.

      Original Applicable Credit Support Percentage: With respect to each of the following Classes of Aggregate Group II Subordinated Certificates and Classes of Aggregate Group III Subordinated Certificates, the corresponding percentage described below, as of the Closing Date:

                                                               Original Applicable
            The Aggregate Group II Subordinated Certificates   Credit Support Percentage
            ------------------------------------------------   -------------------------
            Class II-B-1...................................                   8.10%
            Class II-B-2...................................                   5.55%
            Class II-B-3...................................                   3.60%
            Class II-B-4...................................                   2.10%
            Class II-B-5...................................                   1.15%
            Class II-B-6...................................                   0.45%

            The Aggregate Group III Subordinated               Original Applicable
            Certificates                                       Credit Support Percentage
            ------------                                       -------------------------

            Class III-B-1..................................                   5.35%
            Class III-B-2..................................                   2.60%
            Class III-B-3..................................                   1.65%


                                      54

            Class III-B-4..................................                   1.15%
            Class III-B-5..................................                   0.65%
            Class III-B-6..................................                   0.25%

      Original Subordinate Principal Balance: With respect to the Aggregate Group II Subordinated Certificates, on or prior to a related Senior Termination Date, the Subordinated Percentage for an Aggregate Group II Loan Group of the aggregate of the Stated Principal Balances of the Aggregate Group II Mortgage Loans in such Loan Group, in each case as of the Cut-off Date; or if such date is after a related Senior Termination Date, the aggregate of the Class Principal Balances of the Aggregate Group II Subordinated Certificates as of the Closing Date. With respect to the Aggregate Group III Subordinated Certificates, on or prior to the second related Senior Termination Date, the Subordinated Percentage for an Aggregate Group III Loan Group of the aggregate of the Stated Principal Balances of the Aggregate Group III Mortgage Loans in such Loan Group, in each case as of the Cut-off Date; or if such date is after the second related Senior Termination Date, the aggregate of the Class Principal Balances of the Aggregate Group III Subordinated Certificates as of the Closing Date.

      Originator: Any one of American Home Mortgage Corporation, EverBank, FNBN, Franklin Bank, The Hemisphere National Bank, MortgageIT, Inc., Morgan Stanley Credit Corp., Ohio Savings or Wachovia Mortgage Corporation, as applicable.

      Overcollateralization Increase Amount: with respect to the Group 1 Certificates and any Distribution Date will be the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the Group 1 Principal Remittance Amount on such Distribution Date has been distributed).

      Overcollateralization Release Amount: For any Distribution Date, the lesser of (1) the Principal Remittance Amount and (2) the excess of (a) the Overcollateralized Amount over (b) the Overcollateralization Target Amount. In addition, in connection with the final distribution on the Group 1 Certificates pursuant to Section 7.02 hereof, the Overcollateralization Release Amount for the related Distribution Date shall also include the excess, if any of, (a) the purchase price paid for the Group 1 Mortgage Loans and any REO Properties related to the Group 1 Mortgage Loans pursuant to Section 7.01 hereof, less any costs incurred by the Trust Fund in connection with the liquidation thereof pursuant to Section 7.02 hereof, over (b) the amount distributed on the Group 1 Certificates on that Distribution Date.

      Overcollateralization Target Amount: With respect to the Group 1 Certificates and any Distribution Date (i) prior to the Stepdown Date, the product of (x) 1.00% and (y) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the Cut-off Date, (ii) on and after the Stepdown Date, provided that a Trigger Event is not in effect, the lesser of (a) the product of (x) 2.00% and (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the related Due Date and (b) the product of (x) 1.00]% and
(y) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the Cut-off Date and (iii) on and after the Stepdown Date, if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date; provided, however, that on each Distribution Date the Overcollateralization Target Amount shall not be lower than $805,958.

      Overcollateralized Amount: With respect to the Group 1 Certificates as of the Closing Date will be an amount equal to $2,304,584. With respect to any Distribution Date following the Closing Date, an amount by which the aggregate Stated Principal Balance of the Group 1 Mortgage Loans immediately following the Distribution Date exceeds the aggregate Class Principal Balances of the Aggregate Group II Group 1 Certificates after taking into account all payments of principal on such Distribution Date.

      Overcollateralized Group: With respect to any Distribution Date and Aggregate Group II Senior Certificate Group, as defined in Section 5.08 hereof.

      Pass-Through Margin: For each Class of Group 1 Certificates and the Interest Accrual Period related to each Distribution Date, as follows:

                                  (1)               (2)              (3)
                                -------         ----------       -----------
             Class 1-A-1         0.16%             0.32%           5.25250%
             Class 1-A-2         0.07%             0.14%           5.16250%
             Class 1-A-3         0.16%             0.32%           5.25250%
             Class 1-A-4         0.25%             0.50%           5.34250%
             Class 1-A-5         0.29%             0.58%           5.38250%
             Class 1-M-1         0.290%           0.435%           5.38250%
             Class 1-M-2         0.310%           0.465%           5.40250%
             Class 1-M-3         0.330%           0.495%           5.42250%
             Class 1-M-4         0.350%           0.525%           5.44250%
             Class 1-M-5         0.380%           0.570%           5.47250%
             Class 1-M-6         0.460%           0.690%           5.55250%
             Class 1-B-1         0.850%           1.275%           5.94250%
             Class 1-B-2         1.050%           1.575%           6.14250%
             Class 1-B-3         1.870%           2.805%           6.69250%

----------

(1) For the Interest Accrual Period for each Distribution Date occurring on or prior to the Initial Optional Termination Date.

(2) For each Interest Accrual Period following the Initial Optional Termination Date relating to the Group 1 Certificates.

(3) The Pass-Through Rate for each Class of Group 1 Certificates during the Interest Accrual Period related to the first Distribution Date.

      Pass-Through Rate: For any interest bearing Class of Certificates or Component, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

      Paying Agent: Any paying agent appointed pursuant to Section 3.08. The initial Paying Agent shall be the Securities Administrator under this Agreement.

      PCOAB: The Public Company Accounting Oversight Board.

      Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the initial principal balance or notional amount, as applicable, of such Certificate by the aggregate of the Class Principal Balance or Notional Amount, as applicable, of all Certificates of the same Class.

      Permitted Investments: At any time, any one or more of the following obligations and securities:

            (i) obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

            (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

            (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

            (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

            (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

            (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

            (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

            (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such series), or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

            (ix) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund or such lower rating as shall not result in a change in the rating then assigned to the Certificates by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency, including funds for which the Trustee, the Master Servicer, the Securities Administrator or any of its Affiliates is investment manager or adviser;

            (x) short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or such lower rating as shall not result in a change in the rating then specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency; and

            (xi) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require the Depositor to register as an investment company under the Investment Company Act of 1940, as amended.

      Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      Plan: Any employee benefit plan or other plan or arrangement subject to
Section 406 of ERISA or Section 4975 of the Code, including individual retirement accounts and annuities,

Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested.

      Plan Asset Regulations: The Department of Labor regulations set forth in 29 C.F.R. ss.2510.3-101.

      Planned Balance: With respect to any group of Planned Principal Classes or Components in the aggregate and any Distribution Date appearing in Schedule B hereto, the Aggregate Planned Balance for such group and Distribution Date. With respect to any other Planned Principal Class or Component and any Distribution Date appearing in Schedule B hereto, the applicable amount appearing opposite such Distribution Date for such Class or Component.

      Planned Principal Classes: As specified in the Preliminary Statement.

      Pool Percentage: With respect to any of Loan Group 1, the Aggregate Group II Mortgage Loans or the Aggregate Group III Mortgage Loans in the aggregate and any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans in Loan Group 1, the Aggregate Group II Mortgage Loans or the Aggregate Group III Mortgage Loans in the aggregate, respectively, as of the related Due Date, and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans in the Mortgage Pool as of that Due Date.

      Prepayment Interest Shortfall: With respect to each Mortgage Loan, the amount of the shortfall in interest payable on such Mortgage Loan that occurs as a result of the prepayment by the related Mortgagor of such Mortgage Loan calculated in accordance with formula set forth in the related Purchase and Servicing Agreement.

      Prepayment Penalty: As to a Mortgage Loan, any penalty payable by a Mortgagor in connection with certain partial prepayments and all prepayments in full made within the related Prepayment Penalty Period, the Prepayment Penalties with respect to each applicable Mortgage Loan so held by the Trust Fund being identified in the Prepayment Penalty Schedule.

      Prepayment Penalty Period: As to any Mortgage Loan, the period of time during which a Prepayment Penalty may be imposed.

      Prepayment Penalty Schedule: As of any date, the list of Prepayment Penalties included in the Trust Fund on that date (including the Prepayment Penalty summary attached thereto). The Prepayment Penalty Schedule shall set forth the following information with respect to each Prepayment Penalty:

      o     the Mortgage Loan account number;

      o     a code indicating the type of Prepayment Penalty;

      o the state of origination in which the related Mortgage Property is located;

      o the first date on which a monthly payment is or was due under the related Mortgage Note;

      o     the term of the Prepayment Penalty;

      o     the original principal amount of the related Mortgage Loan; and

      o     the Cut-off Date Principal Balance of the related Mortgage Loan.

      The Prepayment Penalty Schedule shall be amended from time to time by the Seller in accordance with this Agreement.

      Prepayment Period: With respect to any Mortgage Loan and any Distribution Date, the calendar month preceding that Distribution Date.

      Prepayment Shift Percentage: Not applicable.

      Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

      Principal Prepayment: Any payment of principal by a Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

      Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

      Principal Reductions: For each Loan Group, the sum of the Principal Amount and any Realized Losses.

      Principal Relocation Payment: With respect to the Aggregate Group II Subordinated Certificates, a payment from any Aggregate Group II Loan Group to a REMIC 1B Regular Interest other than a Regular Interest corresponding to that Loan Group as provided in the Preliminary Statement. Principal Relocation Payments shall be made of principal allocations comprising the Principal Amount from an Aggregate Group II Loan Group and shall include a proportionate allocation of Realized Losses from the Mortgage Loans of such Loan Group. With respect to the Aggregate Group III Subordinated Certificates, a payment from any Aggregate Group III Loan Group to a REMIC 1B Regular Interest other than a Regular Interest corresponding to that Loan Group as provided in the Preliminary Statement. Principal Relocation Payments shall be made of principal allocations comprising the Principal Amount from an Aggregate Group III Loan Group and shall include a proportionate allocation of Realized Losses from the Mortgage Loans of such Loan Group.

      Priority Amount: Not applicable.

      Priority Percentage: Not applicable.

      Private Certificate: As specified in the Preliminary Statement.


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

      Pro Rata Share: With respect to the Aggregate Group II Subordinated Certificates, as to any Distribution Date, the Aggregate Group II Subordinated Principal Distribution Amount and any Class of Aggregate Group II Subordinated Certificates, the portion of the Aggregate Group II Subordinated Principal Distribution Amount allocable to such Class, equal to the product of the Aggregate Group II Subordinated Principal Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Class Principal Balance thereof and the denominator of which is the aggregate of the Class Principal Balances of the Aggregate Group II Subordinated Certificates. With respect to the Aggregate Group III Subordinated Certificates, as to any Distribution Date, the Aggregate Group III Subordinated Principal Distribution Amount and any Class of Aggregate Group III Subordinated Certificates, the portion of the Aggregate Group III Subordinated Principal Distribution Amount allocable to such Class, equal to the product of the Aggregate Group III Subordinated Principal Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Class Principal Balance thereof and the denominator of which is the aggregate of the Class Principal Balances of the Aggregate Group III Subordinated Certificates.

      Pro Rata Subordinated Percentage: As to any Distribution Date and Aggregate Group II Loan Group, 100% minus the related Senior Percentage for such Distribution Date. As to any Distribution Date and Aggregate Group III Loan Group, 100% minus the related Senior Percentage for such Distribution Date.

      Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

      Proprietary Lease: With respect to any Cooperative Property, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

      Prospectus: The prospectus supplement dated May 25, 2006, together with the accompanying prospectus dated March 14, 2006, relating to the Certificates.

      Purchase and Servicing Agreements: Collectively, the mortgage loan purchase and servicing agreements, each as amended by the related
Acknowledgement, listed in Exhibit E hereto, as each such agreement may be amended or supplemented from time to time as permitted hereunder.

      Purchase Date: As defined in Section 7.01(c).

      Purchase Price: With respect to any Mortgage Loan required or permitted to be purchased by the Seller or Depositor pursuant to this Agreement, or by the related Originator or Servicer pursuant to the related Purchase and Servicing Agreement, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase and (ii) accrued interest thereon at the applicable Net Mortgage Rate from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders, or such other amount as may be specified in the related Purchase and Servicing Agreement and (iii) costs and damages incurred by the Trust Fund in connection with a repurchase pursuant to Section 2.05 hereof that arises out of a violation of any predatory or abusive lending law with respect to the related Mortgage Loan.

      Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

      Realized Loss: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the related Mortgage Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Scheduled Payment has been reduced.

      To the extent the Master Servicer or a Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced by such Subsequent Recoveries.

      Recognition Agreement: An agreement among a Cooperative Corporation, a lender and a Mortgagor with respect to a Cooperative Loan whereby such parties
(i) acknowledge that such lender may make, or intends to make, such Cooperative Loan, and (ii) make certain agreements with respect to such Cooperative Loan.

      Record Date: As to any Distribution Date (i) with respect to the Non-Delay Certificates, the last Business Day preceding such Distribution Date (or the Closing Date, in the case of the first Distribution Date) unless such Certificates shall no longer be Book-Entry Certificates, in which case the Record Date shall be the last Business Day of the month preceding the month of such Distribution Date and (ii) in the case of the Delay Certificates (including the Non-Delay Certificates that are subsequently reissued as Definitive Certificates), the last Business Day of the month preceding the month of each Distribution Date.

      Redemption Price: With respect to any Class of Aggregate Group II Certificates to be redeemed, an amount equal to 100% of the related Class Principal Balance of the Certificates to be so redeemed, together with interest on such amount at the applicable Pass-Through Rate through the related Accrual Period (as increased by any Class Unpaid Interest Amounts), and including, in the case of the Redemption Price payable in connection with the redemption and retirement of all of the Aggregate Group II Certificates, the payment of all amounts (including, without limitation, all previously unreimbursed Advances and Servicer Advances and accrued and unpaid Servicing Fees ) payable or reimbursable to the Trustee, the Securities Administrator, the Master Servicer and the Servicers pursuant to this Agreement and the Purchase and Servicing Agreements, or to the Custodian under the Custodial Agreements (to the extent such amounts are not paid to the Custodian by the Seller) related to the Aggregate Group II Mortgage Loans. With respect to any Class of Aggregate Group III Certificates to be redeemed, an amount equal to 100% of the related Class Principal Balance of the Certificates to be so redeemed, together with interest on such amount at the applicable Pass-Through Rate through the related Accrual Period (as increased by any Class Unpaid Interest Amounts), and including, in the case of the Redemption Price payable in connection with the redemption and retirement of all of the Aggregate Group III Certificates, the payment of all amounts (including, without limitation, all previously unreimbursed Advances and Servicer Advances and accrued and unpaid Servicing Fees ) payable or reimbursable to the Trustee, the Securities Administrator, the Master Servicer and the Servicers pursuant to this Agreement and the Purchase and Servicing Agreements, or to the Custodian under the Custodial Agreements (to the extent such amounts are not paid to the Custodian by the Seller) related to the Aggregate Group III Mortgage Loans. With respect to the Group 1 Certificates, in the aggregate, and any Distribution Date, the sum of (a) 100% of the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the related Due Date (after giving effect to Principal Prepayments received in the related Prepayment Period), (b) the fair market value of any related REO Property, (c) all amounts (including, without limitation, all previously unreimbursed Advances and Servicer Advances and accrued and unpaid Servicing Fees ) payable or reimbursable to the Trustee, the Securities Administrator, the Master Servicer, the Servicers or the Custodian pursuant to this Agreement, the Purchase and Servicing Agreements, or the Custodial Agreements (to the extent such amounts are not paid to the Custodian by the Seller) related to the Group 1 Mortgage Loans and (d) any Swap Termination Payment owed to the Swap Counterparty.

      Refinancing Mortgage Loan: Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

      Regular Certificates: As specified in the Preliminary Statement.

      Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005))
or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      Relevant Servicing Criteria: The Servicing Criteria applicable to the various parties, as set forth on Exhibit O attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant Servicing Criteria. With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator, any Servicer or any Custodian, the term "Relevant Servicing Criteria" may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

      Relief Act: The Servicemembers' Civil Relief Act (formerly known as the Soldiers' and Sailors' Civil Relief Act of 1940), as amended, and any similar state laws.

      Relief Act Interest Shortfalls: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

      Relief Act Reduction: A reduction in the amount of the monthly interest payment on a Mortgage Loan pursuant to the Servicemembers' Civil Relief Act. With respect to any Distribution Date, a net prepayment interest shortfall for a Loan Group of Aggregate Group II Mortgage Loans or a Loan Group of Aggregate Group III Mortgage Loans is the amount by which the aggregate of prepayment interest shortfalls experienced by the Mortgage Loans in that Loan Group during the portion of the related Prepayment Period occurring in the calendar month preceding the month of the Distribution Date exceeds the aggregate amount payable on the Distribution Date by the Servicers and the Master Servicer. A prepayment interest shortfall is the amount by which interest paid by a borrower in connection with a prepayment of principal on a Mortgage Loan is less than one month's interest at the related mortgage rate on the Stated Principal Balance of the Mortgage Loan. With respect to each Class of Aggregate Group II Certificates and Aggregate Group III Certificates, each such Class' pro rata share of the Net Interest Shortfalls on the related Mortgage Loans shall be based on the amount of interest the Class otherwise would have been entitled to receive on such Distribution Date.

      REMIC: Each pool of assets in the Trust Fund designated as a REMIC as described in the Preliminary Statement.

      REMIC Provisions: The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

      REMIC 1A: As specified in the Preliminary Statement.

      REMIC 1A Interest: As specified in the Preliminary Statement.

      REMIC 1A Regular Interest: As specified in the Preliminary Statement.

      REMIC 1B: As specified in the Preliminary Statement.

      REMIC 1B Interest: As specified in the Preliminary Statement.

      REMIC 1B Regular Interest: As specified in the Preliminary Statement.

      REMIC 1C: As specified in the Preliminary Statement.

      REMIC 1C Interest: As specified in the Preliminary Statement.

      REMIC 1C Regular Interest: As specified in the Preliminary Statement.

      REMIC 2: As specified in the Preliminary Statement.

      REMIC 2 Interest: As specified in the Preliminary Statement.

      REMIC 2 Regular Interest: As specified in the Preliminary Statement.

      REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

      Replacement Mortgage Loan: A mortgage loan substituted by an Originator or the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form attached to the related Custodial Agreement, (i) have a Stated Principal Balance, after deduction of all Scheduled Payments due in the month of substitution, not in excess of the Stated Principal Balance of the Deleted Mortgage Loan, (ii) if such Mortgage Loan is a fixed-rate Mortgage Loan, have a Mortgage Rate not less than (and not more than two percentage points greater than) the mortgage rate of the Deleted Mortgage Loan, (iii) if such Mortgage Loan is an adjustable-rate Mortgage Loan, have a Mortgage Rate not less than (and not more than two percentage points greater than) the mortgage rate of the Deleted Mortgage Loan, (iv) have a Loan-to-Value Ratio equal to or less than that of the Deleted Mortgage Loan, (v) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (vi) is otherwise acceptable to the Seller, (vii) if such Mortgage Loan is an adjustable-rate Mortgage Loan, have the same adjustment date as that of the Deleted Mortgage Loan, (viii) if such Mortgage Loan is an adjustable-rate Mortgage Loan, have a minimum Mortgage Rate not less than that of the Deleted Mortgage Loan, (ix) if such Mortgage Loan is an adjustable-rate Mortgage Loan, have the same Index as that of the Deleted Mortgage Loan, (x) comply with all of the representations and warranties set forth in the related underlying servicing agreement, as modified by any related assignment thereof, and (xi) shall be accompanied by an Opinion of Counsel that such Replacement Mortgage Loan would not adversely affect the REMIC status of any REMIC created hereunder or would not otherwise be prohibited by this Pooling and Servicing Agreement.

      Replacement Swap Counterparty Payment: With respect to the Swap Agreement, any payments that have been received by the Trust as a result of entering into a replacement interest rate swap agreement following an Additional Termination Event described in Part 1(h)(ii) of the Swap Agreement.

      Reportable Event: As defined in Section 12.03 hereof.

      Reporting Party: The Depositor, any Originator, the Master Servicer, any Custodian, any Servicer, any originator identified in the Prospectus Supplement, the Swap Counterparty, any credit enhancement provider described herein and any other material transaction party as may be mutually agreed between the Depositor and the Master Servicer from time to time for the purpose of complying with the requirements of the Commission.

      Reporting Subcontractor: With respect to the Master Servicer, the Securities Administrator or any Custodian, any Subcontractor determined by such Person pursuant to Section 12.08(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB. References to a Reporting Subcontractor shall refer only to the Subcontractor of such Person and shall not refer to Subcontractors generally.

      Repurchase Price: With respect to any Mortgage Loan purchased from the Trust pursuant to Section 2.07 hereof, 100% of the unpaid principal balance of such Mortgage Loan, plus all related accrued and unpaid interest, and the amount of any unreimbursed Servicing Advances made by the Servicers or the Master Servicer related to the Mortgage Loan.

      Request for Release: The Request for Release submitted by the applicable Servicer to the Trustee or the applicable Custodian, as applicable, substantially in the form of Exhibit M or the equivalent form under the applicable Custodial Agreement.


      Required Distributions: Not applicable.

      Residual Certificate: The Class A-R Certificates.

      Responsible Officer: With respect to the Trustee, any officer in the corporate trust department or similar group of the Trustee with direct responsibility for the administration of this Agreement and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject. With respect to the Master Servicer, any officer in its master servicing operations with direct responsibility for the Administration of this Agreement. With respect to the Securities Administrator, any officer in the corporate trust department or similar group of the Securities Administrator with direct responsibility for the administration of this Agreement and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

      Restricted Classes: As defined in Section 5.02(e).

      Restricted Global Security: As defined in Section 3.01(c).

      Rule 144A: Rule 144A under the Securities Act.

      SAIF: The Saving's Association Insurance Fund, or any successor thereto.

      Sarbanes-Oxley Act: The Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretations thereof by the Commission's staff).

      Sarbanes-Oxley Certification: A written certification covering the activities of all Servicing Function Participants and signed by a senior officer of the Master Servicer in charge of the master servicing function that complies with (i) the Sarbanes-Oxley Act of 2002, as amended from time to time, and (ii) Exchange Act Rules 13a-14(d) and 15d-14(d), as in effect from time to time.

      S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc. If S&P is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 11.07 the address for notices to S&P shall be Standard & Poor's, 55 Water Street, New York, New York

10041, Attention: Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Depositor and the Master Servicer.

      Scheduled Balances: Not applicable.

      Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified in the related Purchase and Servicing Agreement, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

      Scheduled Principal Classes: As specified in the Preliminary Statement.

      Scheduled Principal Distribution Amount: Not applicable.

      Securities Act: The Securities Act of 1933, as amended, and the rules and regulations thereunder.

      Securities Administrator: Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator, or any successor in interest, or if any successor Securities Administrator shall be appointed as herein provided, then such successor Securities Administrator.

      Securities Administrator Compensation: With respect to any Securities Administrator that is a successor to Wells Fargo Bank, National Association as Securities Administrator, the portion of the earnings on the funds on deposit in the Distribution Account payable on each Distribution Date pursuant to
Section 4.02(b)(ii) hereof agreed to by and between such Securities Administrator and the successor master servicer; provided, that (x) such Securities Administrator Compensation payable on each Distribution Date shall equal at least one day's earnings accrued since the prior Distribution Date and
(y) the sum of such Securities Administrator Compensation and the Master Servicer Compensation payable on each Distribution Date shall not exceed the total earnings on the funds on deposit in the Distribution Account payable on each Distribution Date pursuant to Section 4.02(b)(ii) hereof earned since the prior Distribution Date.

      Seller: Morgan Stanley Mortgage Capital Inc., a New York corporation.

      Senior Certificate Group: As specified in the Preliminary Statement.

      Senior Certificates: As specified in the Preliminary Statement.

      Senior Credit Support Depletion Date: With respect to the Aggregate Group II Subordinated Certificates, the date on which the Class Principal Balance of each Class of Aggregate Group II Subordinated Certificates has been reduced to zero. With respect to the Aggregate Group III Subordinated Certificates, the date on which the Class Principal Balance of each Class of Aggregate Group III Subordinated Certificates has been reduced to zero.

      Senior Defaulted Swap Termination Payment: The lesser of (i) any Replacement Swap Counterparty Payment, and (ii) any Swap Termination Payment owed to the Swap Counterparty.

      Senior Enhancement Percentage: For any Distribution Date and the Group 1 Senior Certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Principal Balance of the Group 1 Subordinated Certificates and
(ii) the Overcollateralized Amount by (y) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the end of the related Due Period, calculated after taking into account distributions of principal on the Group 1 Mortgage Loans and distribution of the Group 1 Principal Distribution Amount to the holders of the Certificates then entitled to distributions of principal on such Distribution Date.

      Senior Percentage: As to (i) any Aggregate Group II Senior Certificate Group and Distribution Date, the percentage equivalent of a fraction the numerator of which is the aggregate of the Class Principal Balances of each Class of Aggregate Group II Senior Certificates in that Certificate Group (other than the related Notional Amount Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of each Mortgage Loan in the related Aggregate Group II Loan Group as of the Due Date occurring in the month prior to the month of such Distribution Date (after giving effect to prepayments received in the Prepayment Period related to such prior Due Date); provided, however, that on any Distribution Date after a related Senior Termination Date, the Senior Percentage for the Senior Certificates of the remaining Aggregate Group II Senior Certificate Group is the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Principal Balances of each such Class of Aggregate Group II Senior Certificates (other than the related Notional Amount Certificates) of such remaining Aggregate Group II Senior Certificate Group immediately prior to such Distribution Date and the denominator is the aggregate of the Class Principal Balances of all Classes of Aggregate Group II Certificates (other than the Classes of Notional Amount Certificates), immediately prior to such Distribution Date; and (ii) any Aggregate Group III Senior Certificate Group and Distribution Date, the percentage equivalent of a fraction the numerator of which is the aggregate of the Class Principal Balances of each Class of Aggregate Group III Senior Certificates in that Certificate Group (other than the related Notional Amount Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of each Mortgage Loan in the related Aggregate Group III Loan Group as of the Due Date occurring in the month prior to the month of such Distribution Date (after giving effect to prepayments received in the Prepayment Period related to such prior Due Date); provided, however, that on any Distribution Date after the related second Senior Termination Date, the Senior Percentage for the Senior Certificates of the remaining Aggregate Group III Senior Certificate Group is the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Principal Balances of each such Class of Aggregate Group III Senior Certificates (other than the related Notional Amount Certificates) of such remaining Aggregate Group III Senior Certificate Group immediately prior to such Distribution Date and the denominator is the aggregate of the Class Principal Balances of all Classes of Aggregate Group III Certificates (other than the Classes of Notional Amount Certificates), immediately prior to such Distribution Date.

      Senior Prepayment Percentage: As to an Aggregate Group II Senior Certificate Group or an Aggregate Group III Senior Certificate Group and any Distribution Date during the seven years beginning on the first Distribution Date, 100%. Each Senior Prepayment Percentage for any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for such Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for such Distribution Date (unless on any Distribution Date the Senior Percentage exceeds the initial Senior Percentage of such Senior Certificate Group, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in any Senior Prepayment Percentage will occur unless (i) both of the Senior Step Down Conditions are satisfied with respect to all Aggregate Group II Loan Groups and Aggregate Group III Loan Groups, as applicable, and (ii) if the related Two Times Test is satisfied on a Distribution Date, (a) on or before the Distribution Date in June 2009, the Senior Prepayment Percentage for each Aggregate Group II Senior Certificate Group or each Aggregate Group III Senior Certificate Group, as applicable, will equal the related Senior Percentage plus 50% of the Subordinated Percentage and (b) after the Distribution Date in June 2009, the Senior Prepayment Percentage for each Aggregate Group II Senior Certificate Group or each Aggregate Group III Senior Certificate Group, as applicable, will equal the related Senior Percentage.

      Senior Principal Distribution Amount: As to any Distribution Date and Aggregate Group II Senior Certificate Group or Aggregate Group III Senior Certificate Group, the sum of (i) the sum, not less than zero, of the related Senior Percentage of all amounts described in clauses (a) through (d) of the definition of Aggregate Group II Principal Amount and Aggregate Group III Principal Amount, respectively, with respect to the related Aggregate Group II Loan Group and Aggregate Group III Loan Group for such Distribution Date, (ii) with respect to any Mortgage Loan in the related Aggregate Group II Loan Group or Aggregate Group III Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the lesser of
(x) the related Senior Percentage of the Stated Principal Balance of such Mortgage Loan and (y) either (A) the related Senior Prepayment Percentage of the amount of the Liquidation Proceeds allocable to principal received on the Mortgage Loan, or (B) if an Excess Loss was sustained with respect to such Liquidated Mortgage Loan during such prior calendar month, the related Senior Percentage, of the amount of the Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan, and (iii) the sum of (x) the related Senior Prepayment Percentage of the amounts described in clause (f) of the definition of Principal Amount with respect to the related Aggregate Group II Loan Group or Aggregate Group III Loan Group for such Distribution Date plus
(y) the related Senior Prepayment Percentage of any Subsequent Recoveries described in clause (g) of the definition of Principal Amount for such Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained on a Mortgage Loan in the related Aggregate Group II Loan Group or Aggregate Group III Loan Group that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount will be reduced on the related Distribution Date by the related Senior Percentage of the principal portion of such Bankruptcy Loss; provided further, however, on any Distribution Date after a related Senior Termination Date, with respect to the Aggregate Group II Certificates, or the second related Senior Termination Date, with respect to the Aggregate Group III Certificates, the Senior Principal Distribution Amount for the remaining Aggregate Group II Senior Certificate Group or Aggregate Group III Senior Certificate Group, as applicable, will be calculated pursuant to the above formula based on all the Aggregate Group II Mortgage Loans or the Aggregate Group III Mortgage Loans in the aggregate, as opposed to the Aggregate Group II Mortgage Loans in the related Aggregate Group II Loan Group or Aggregate Group III Loan Group, respectively, and, if such Distribution Date is after a related Senior Termination Date, shall be reduced by the amount of the principal distribution made pursuant to (a) if the Group 2 Senior Certificates are reduced to zero on such date, Section 5.02(a)(2)(iv)(y), (b) if the Group 3 Senior Certificates are reduced to zero on such date, Section 5.02(a)(3)(iv)(y), (c) if the Group 4 Senior Certificates are reduced to zero on such date, Section 5.02(a)(4)(iv)(y), (d) if the Group 5 Senior Certificates are reduced to zero on such date, Section 5.02(a)(5)(iv)(y), or (e) if the Group 6 Senior Certificates are reduced to zero on such date, Section 5.02(a)(6)(iv)(y).

      Senior Step Down Conditions: With respect to all Aggregate Group II Mortgage Loans and any Distribution Date: (i) the outstanding principal balance of all Mortgage Loans delinquent 60 days or more on such Distribution Date (including any Mortgage Loans in foreclosure, REO Property and Mortgage Loans the mortgagors of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of (a) if such date is on or prior to a related Senior Termination Date, the Subordinated Percentage for such Loan Group of the aggregate Stated Principal Balance of the Aggregate Group II Mortgage Loans in that Loan Group, or (b) if such date is after a related Senior Termination Date, the aggregate Class Principal Balance of the Subordinated Certificates, does not equal or exceed 50%, and (ii) cumulative Realized Losses on the Aggregate Group II Mortgage Loans in each Loan Group as of such Distribution Date do not exceed: (a) commencing with the Distribution Date on the seventh anniversary of the first Distribution Date, 30% of the Original Subordinate Principal Balance, (b) commencing with the Distribution Date on the eighth anniversary of the first Distribution Date, 35% of the Original Subordinate Principal Balance, (c) commencing with the Distribution Date on the ninth anniversary of the first Distribution Date, 40% of the Original Subordinate Principal Balance, (d) commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 45% of the Original Subordinate Principal Balance, and (e) commencing with the Distribution Date on the eleventh anniversary of the first Distribution Date, 50% of the Original Subordinate Principal Balance. With respect to all Aggregate Group III Mortgage Loans and any Distribution Date: (i) the outstanding principal balance of all Mortgage Loans delinquent 60 days or more on such Distribution Date (including any Mortgage Loans in foreclosure, REO Property and Mortgage Loans the mortgagors of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of (a) if such date is on or prior to a related Senior Termination Date, the Subordinated Percentage for such Loan Group of the aggregate Stated Principal Balance of the Aggregate Group III Mortgage Loans in that Loan Group, or (b) if such date is after a related Senior Termination Date, the aggregate Class Principal Balance of the Subordinated Certificates, does not equal or exceed 50%, and (ii) cumulative Realized Losses on the Aggregate Group III Mortgage Loans in each Loan Group as of such Distribution Date do not exceed: (a) commencing with the Distribution Date on the seventh anniversary of the first Distribution Date, 30% of the Original Subordinate Principal Balance, (b) commencing with the Distribution Date on the eighth anniversary of the first Distribution Date, 35% of the Original Subordinate Principal Balance, (c) commencing with the Distribution Date on the ninth anniversary of the first Distribution Date, 40% of the Original Subordinate Principal Balance, (d) commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 45% of the Original Subordinate Principal Balance, and (e) commencing with the Distribution


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

Date on the eleventh anniversary of the first Distribution Date, 50% of the Original Subordinate Principal Balance.

      Senior Termination Date: For each Aggregate Group II Senior Certificate Group, the Distribution Date on which the aggregate Class Principal Balance of the Aggregate Group II Senior Certificates in that Aggregate Group II Senior Certificate Group has been reduced to zero. For each Aggregate Group III Senior Certificate Group, the Distribution Date on which the aggregate Class Principal Balance of the Aggregate Group III Senior Certificates in that Aggregate Group III Senior Certificate Group has been reduced to zero.

      Servicer: Each Servicer under a Purchase and Servicing Agreement, and its respective successors and assigns. As of the Closing Date, the Servicers of the Mortgage Loans shall be GMAC Mortgage Corporation, American Home Mortgage Servicing, Inc., The Hemisphere National Bank, Morgan Stanley Credit Corp. and Wachovia Mortgage Corporation.

      Servicer Advance: A "Servicer Advance" or "Servicing Advance" as defined in the applicable Purchase and Servicing Agreement.

      Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as the same may be amended from time to time.

      Servicing Fee: As to any Distribution Date and each Mortgage Loan, an amount equal to the product of (a) one-twelfth of the related Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period.

      Servicing Fee Rate: With respect to each Mortgage Loan and any Distribution Date, the per annum rate specified in the related Purchase and Servicing Agreement.

      Servicing Function Participant: Any Sub-Servicer, Subcontractor or any other Person, other than each Servicer, the Master Servicer, the Trustee, the Securities Administrator and any Custodian, that is performing activities addressed by the Servicing Criteria.

      Servicing Officer: Any officer of the related Servicer involved in, or responsible for, the administration and servicing of the related Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Master Servicer by the related Servicer on the Closing Date pursuant to the related Purchase and Servicing Agreement, as such list may from time to time be amended.

      Shift Percentage: Not applicable.

      Similar Law: As defined in Section 3.03(d) hereof.

      Special Hazard Coverage Termination Date: The point in time at which the related Special Hazard Loss Coverage Amount is reduced to zero.

      Special Hazard Loss: With respect to the Aggregate Group II Mortgage Loans and the Aggregate Group III Mortgage Loans, any Realized Loss suffered by a Mortgaged Property on account of direct physical loss, as reported by the related Servicer to the Master Servicer, but not including (i) any loss of a type covered by a hazard insurance policy or a flood insurance policy required to be maintained with respect to such Mortgaged Property to the extent of the amount of such loss covered thereby, or (ii) any loss caused by or resulting from:

            (a) normal wear and tear;

            (b) fraud, conversion or other dishonest act on the part of the Trustee, the Master Servicer or any of their agents or employees (without regard to any portion of the loss not covered by any errors and omissions policy);

            (c) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

            (d) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss;"

            (e) hostile or warlike action in time of peace and war, including action in hindering, combating or defending against an actual, impending or expected attack:

                  1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                  2. by military, naval or air forces; or

                  3. by an agent of any such government, power, authority or forces;

            (f) any weapon of war employing nuclear fission, fusion or other radioactive force, whether in time of peace or war; or

            (g) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority or risks of contraband or illegal transportation or trade.

      Special Hazard Loss Coverage Amount: With respect to the first Distribution Date, $5,510,000 with respect to Aggregate Group II Certificates and $9,270,000 with respect to Aggregate Group III Certificates. With respect to any Distribution Date after the first Distribution Date, the lesser of (a) the greatest of (i) 1% of the aggregate of the principal balances of the Aggregate Group II Mortgage Loans, (ii) twice the principal balance of the largest Aggregate Group II Mortgage Loan or Aggregate Group III Mortgage Loan, as applicable, in the Trust Fund and (iii) the aggregate of the principal balances of all Aggregate Group II Mortgage Loans or Aggregate Group III Mortgage Loan, as applicable, secured by Mortgaged Properties located in the single California postal zip code area having the highest aggregate principal balance of any such zip code area and (b) the related Special Hazard Loss Coverage Amount as of the Closing Date less the amount, if any, of Special Hazard Losses


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

allocated to the Certificates since the Closing Date. All principal balances for the purpose of this definition will be calculated as of the first day of the calendar month preceding the month of such Distribution Date after giving effect to Scheduled Payments on the Aggregate Group II Mortgage Loans or Aggregate Group III Mortgage Loan, as applicable, then due, whether or not paid.

      Special Hazard Mortgage Loan: With respect to the Aggregate Group II Mortgage Loans and the Aggregate Group III Mortgage Loans, a Liquidated Mortgage Loan as to which a Special Hazard Loss has occurred.

      Startup Day: The day designated as such pursuant to Section 10.01(b) hereof.

      Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

      Stepdown Date: With respect to the Group 1 Certificates will be the later to occur of:

      (1) the earlier to occur of

            (x) the Distribution Date in June 2009, and

            (y) the Distribution Date on which the aggregate Class Principal Balance of the Class 1-A Certificates is reduced to zero; and

      (2) the first Distribution Date on which the Class 1-A Credit Enhancement Percentage (calculated for this purpose only after taking into account distributions of principal on the Group 1 Mortgage Loans, but prior to any distribution of the Group 1 Principal Distribution Amount or any Net Swap Receipts to the holders of the Group 1 Certificates on the Distribution Date) is greater than or equal to 14.30%.

      Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of any Servicer (including a Sub-Servicer of any Servicer), the Securities Administrator, the Master Servicer, the Trustee or any Custodian, as the case may be.

      Subordinated Certificates: As specified in the Preliminary Statement.

      Subordinated Percentage: As to any Distribution Date (i) on or prior to a related Senior Termination Date and any Aggregate Group II Loan Group, 100% minus the Senior Percentage for the Aggregate Group II Senior Certificate Group relating to such Loan Group for such Distribution Date. As to any Distribution Date after a related Senior Termination Date, 100% minus the Senior Percentage for such Distribution Date; and on or prior to the second related Senior Termination Date and any Aggregate Group III Loan Group, 100% minus the Senior Percentage for the Aggregate Group III Senior Certificate Group relating to such Loan Group for such Distribution Date. As to any Distribution Date after the second related Senior Termination Date, 100% minus the Senior Percentage for such Distribution Date.

      Subordinated Portion: With respect to the Aggregate Group II Subordinated Certificates, for any Distribution Date and Aggregate Group II Loan Group, an amount equal to the aggregate Stated Principal Balance of the Aggregate Group II Mortgage Loans in the related Loan Group as of the end of the Prepayment Period related to the immediately preceding Distribution Date, minus the aggregate Class Principal Balance of the related Aggregate Group II Senior Certificates immediately prior to such Distribution Date. With respect to the Aggregate Group III Subordinated Certificates, for any Distribution Date and Aggregate Group III Loan Group, an amount equal to the aggregate Stated Principal Balance of the Aggregate Group III Mortgage Loans in the related Loan Group as of the end of the Prepayment Period related to the immediately preceding Distribution Date, minus the aggregate Class Principal Balance of the related Aggregate Group III Senior Certificates immediately prior to such Distribution Date.

      Subordinated Prepayment Percentage: With respect to the Aggregate Group II Subordinated Certificates, as to any Distribution Date and Aggregate Group II Loan Group, 100% minus the related Senior Prepayment Percentage for such Distribution Date. With respect to the Aggregate Group III Subordinated Certificates, as to any Distribution Date and Aggregate Group III Loan Group, 100% minus the related Senior Prepayment Percentage for such Distribution Date.

      Subsequent Recoveries: As to any Distribution Date, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a prior calendar month, amounts received by the Securities Administrator from the related Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 4.02) specifically related to such Liquidated Mortgage Loan.

      Sub-Servicer: Any Person that (i) is considered to be a Servicing Function Participant, (ii) services Mortgage Loans on behalf of any Servicer, and (iii) is responsible for the performance (whether directly or through sub-servicers or Subcontractors) of Servicing functions required to be performed under this Agreement, any related Servicing Agreement or any sub-servicing agreement that are identified in Item 1122(d) of Regulation AB.

      Substitution Adjustment Amount: As defined in the second paragraph of
Section 2.05(b).

      Substitution Event: As defined in the Swap Agreement.

      Supplemental Interest Trust: The corpus of a trust created pursuant to
Section 5.10 hereof, consisting of the Swap Agreement and amounts on deposit in the Swap Account, subject to the obligation to pay amounts specified in Section
5.10 hereof.

      Swap Account: As defined in Section 5.10 hereof.

      Swap Agreement: The ISDA Master Agreement (including the Schedule thereto and the transaction evidenced by the related Confirmation by and between the Securities Administrator on behalf of the Trust and the Swap Counterparty), assigned to the Supplemental Interest Trust for the benefit of the Group 1 Certificates.

      Swap Counterparty: Morgan Stanley Capital Services Inc., a Delaware limited partnership, and its successors in interest, and any successor swap provider under any replacement Swap Agreement.

      Swap Payment Allocation: For any Class of Group 1 Certificates and any Distribution Date is that Class's pro rata share of the Net Swap Receipts, if any, for that Distribution Date, based on the respective Class Principal Balances of the Group 1 Certificates.

      Swap Payment Rate: For any Distribution Date is a fraction expressed as a percentage, the numerator of which is any Net Swap Payment or Swap Termination Payment (other than any Defaulted Swap Termination Payment) owed to the Swap Counterparty for such Distribution Date, and the denominator of which is the Stated Principal Balance of the Group 1 Mortgage Loans as of the first day of the related Due Period, multiplied by 12.

      Swap Termination Date: With respect to each Distribution Date under the Swap Agreement, to and including the Distribution Date in March 2011.

      Swap Termination Payment: Any payment payable by the Supplemental Interest Trust or the Swap Counterparty upon termination of the Swap Agreement as a result of an Event of Default (as defined in the Swap Agreement) or a Termination Event (as defined in the Swap Agreement).

      Targeted Balance: With respect to any group of Targeted Principal Classes or Components in the aggregate and any Distribution Date appearing in Schedule B hereto, the Aggregate Targeted Balance for such group and Distribution Date. With respect to any other Targeted Principal Class or Component and any Distribution Date appearing in Schedule B hereto, the applicable amount appearing opposite such Distribution Date for such Class or Component.

      Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation ss. 1.860F-4(d) and temporary Treasury regulation ss.301.6231(a)(7)1T. Initially, the Tax Matters Person shall be the Securities Administrator.

      Tax Matters Person Certificate: The Class A-R Certificate with a Denomination of $0.01.

      Three Month Rolling Average: With respect to the Group 1 Mortgage Loans and the end of the Due Period related to any Distribution Date, will equal the rolling 3 month average percentage of the aggregate Stated Principal Balance of the Group 1 Mortgage Loans that are 60 or more days Delinquent (including Mortgage Loans in foreclosure, REO Property or discharged in bankruptcy).

      Transfer Payment: Either or both of a Transfer Payment Made or a Transfer Payment Received.

      Transfer Payment Made: As defined in Section 5.08.

      Transfer Payment Received: As defined in Section 5.08.

      Trigger Event: With respect to any Distribution Date and the Group 1 Certificates, a Trigger Event is in effect if (x) the Three Month Rolling Average with respect to the Group 1 Mortgage Loans exceeds 40.00% of the Senior Enhancement Percentage for the prior Distribution Date, or (y) the aggregate amount of Realized Losses on the Group 1 Mortgage Loans incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate outstanding principal balance of the Group 1 Mortgage Loans as of the Cut-off exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date                                         Percentage
-----------------                                         ----------
June 2008 -- May 2009........................             0.25% for the first month, plus an additional 1/12th of 0.40% for each month thereafter
June 2009 -- May 2010........................             0.65% for the first month, plus an additional 1/12th of 0.50% for each month thereafter
June 2010 -- May 2011........................             1.15% for the first month, plus an additional 1/12th of 0.50% for each month thereafter
June 2011 -- May 2012........................             1.65% for the first month, plus an additional 1/12th of 0.30% for each month thereafter
June 2012 -- May 2013........................             1.95% for the first month, plus an additional 1/12th of 0.05% for each month thereafter
June 2013 and thereafter....................              2.00%

      Trust: Morgan Stanley Mortgage Loan Trust 2006-8AR.

      Trust Fund: The corpus of the trust created pursuant to this Agreement consisting of (i) the Mortgage Loans and all interest and principal received on or with respect thereto after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date) to the extent not applied in computing the Cut-off Date Principal Balance thereof; (ii) all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; (iv) the Depositor's rights assigned to the Trustee under the Purchase and Servicing Agreements, as modified by the Acknowledgements and under the Custodial Agreements; (v) the pledge, control and guaranty agreements and the Limited Purpose Surety Bond relating to the Additional Collateral Mortgage Loans; (vi) all insurance policies related to the Mortgage Loans and any insurance proceeds; and (vii) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

      Trustee: LaSalle Bank National Association, a national banking association, organized under the laws of the United States and any Person succeeding the Trustee hereunder, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

      Trustee Mortgage Files: With respect to each Mortgage Loan, the Mortgage Documents to be retained in the custody and possession of the Trustee or Custodian on behalf of the Trustee identified in Section 2.01(a) hereof.

      Two Times Test: With respect to the Aggregate Group II Subordinated Certificates, as to any Distribution Date, if (i) the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the Closing Date, (ii) the outstanding aggregate Stated Principal Balance of all Aggregate Group II Mortgage Loans delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Principal Balance of the Aggregate Group II Subordinated Certificates, does not equal or exceed 50% and (iii) the cumulative Realized Losses on all the Aggregate Group II Mortgage Loans do not exceed (x) with respect to any Distribution Date on or before to June 2009, 20% of the Original Subordinate Principal Balance or (y) with respect to any Distribution Date on or after June 2009, 30% of the Original Subordinate Principal Balance. With respect to the Aggregate Group III Subordinated Certificates, as to any Distribution Date, if (i) the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the Closing Date, (ii) the outstanding aggregate Stated Principal Balance of all Aggregate Group III Mortgage Loans delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Principal Balance of the Aggregate Group III Subordinated Certificates, does not equal or exceed 50% and (iii) the cumulative Realized Losses on all the Aggregate Group III Mortgage Loans do not exceed (x) with respect to any Distribution Date on or before to June 2009, 20% of the Original Subordinate Principal Balance or (y) with respect to any Distribution Date on or after June 2009, 30% of the Original Subordinate Principal Balance.

      UCC: The Uniform Commercial Code as enacted in the relevant jurisdiction.

      Undercollateralized Group: With respect to any Distribution Date, the Aggregate Group II Senior Certificate Group or the Aggregate Group III Senior Certificate Group, as applicable, as defined in Section 5.08 hereof.

      Underwriter's Exemption: Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

      Underwriter: As specified in the Preliminary Statement.

      Underwriting Agreement: The Underwriting Agreement, dated May 25, 2006, among the Seller, the Depositor and the Underwriter.

      Uniform Commercial Code: The Uniform Commercial Code as in effect in any applicable jurisdiction from time to time.

      Unpaid Interest Shortfall Amount: For any Class of Group 1 Certificates, the sum of Relief Act Interest Shortfalls and net prepayment interest shortfalls on the Group 1 Mortgage Loans allocated to such Class of Certificates on that Distribution Date and such amounts from any prior Distribution Date remaining unpaid.


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      Unpaid Realized Loss Amount: For any Class of Group 1 Certificates, the
portion of any Realized Losses previously allocated to that Class remaining unpaid from prior Distribution Dates.

      Unscheduled Principal Distribution Amount: Not applicable.

      Voting Interests: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. At all times during the term of this Agreement, 1.00% of all Voting Interests shall be allocated to the Class OC Certificates, each Class of Notional Amount Certificates and the Class A-R Certificates. Voting Interests shall be allocated among all other Classes of Certificates pro rata based on Class Principal Balances for each Class then outstanding. Voting Interests shall be allocated among the Certificates within each such Class in proportion to their Certificate Balances or Percentage Interests.

      Wachovia Originated Mortgage Loan: Each Mortgage Loan originated by Wachovia Mortgage Corporation and serviced by GMAC Mortgage Corporation and listed on the Mortgage Loan Schedule.

      Wachovia Serviced Mortgage Loan: Each Mortgage Loan originated by Wachovia Mortgage Corporation and serviced by Wachovia Mortgage Corporation and listed on the Mortgage Loan Schedule.

      Wachovia Purchase Agreement: The Seller's Purchase, Warranties and Servicing Agreement listed in Exhibit E hereto between the Seller and Wachovia Mortgage Corporation.

      Wachovia Servicing Agreement: The Servicing Agreement listed in Exhibit E hereto between the Seller and Wachovia Mortgage Corporation.

      Weighted Average Net Mortgage Rate: As to any Distribution Date and Loan Group, the average of the Net Mortgage Rate of each Mortgage Loan in that Loan Group, weighted on the basis of its Stated Principal Balance as of the end of the Prepayment Period related to the immediately preceding Distribution Date.


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

                                   ARTICLE II

                             DECLARATION OF TRUST;
                            ISSUANCE OF CERTIFICATES

      Section 2.01. Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans.

      (a) Concurrently with the execution and delivery of this Agreement, the Depositor does hereby transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, subject to Sections 2.02 and 2.05, in trust, all the right, title and interest of the Depositor in and to the Trust Fund. Such conveyance includes, without limitation, (i) the Mortgage Loans, including the right to all payments of principal and interest received on or with respect to the Mortgage Loans on and after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor's right, title and interest in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the rights and obligations of the Depositor as assignee of the Seller with respect to the Seller's rights and obligations under the Purchase and Servicing Agreements pursuant to the Acknowledgements; (iv) all of the Depositor's right, title or interest in REO Property and the proceeds thereof; (v) all of the Depositor's rights under any Insurance Policies related to the Mortgage Loans; (vi) $2,000 (which amount has been delivered by the Depositor to the Securities Administrator to be held in the Distribution Account until distributed to the Holders of the Class P-1 and Class P-2 Certificates pursuant to Section 5.02(a)); and (vii) if applicable, the Depositor's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties and any Additional Collateral relating to the Additional Collateral Mortgage Loans, including, but not limited to, the pledge, control and guaranty agreements and the Limited Purpose Surety Bond, to have and to hold, in trust; and the Trustee declares that, subject to the review provided for in Section 2.02, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, Certificates in the authorized denominations evidencing the entire ownership of the Trust Fund.

      The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in the creation or assumption by the Trustee of any obligation of the Depositor, the Seller or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth therein.

      In connection with such transfer and assignment of the Mortgage Loans, the Depositor shall cause to be delivered and the Custodian acting on the Trustee's behalf will continue to hold the documents or instruments listed below with respect to each Mortgage Loan (each, a "Trustee Mortgage File") so transferred and assigned:


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

      (i) with respect to each Mortgage Loan, the original Mortgage Note endorsed without recourse in proper form to the order of "LaSalle Bank National Association, as Trustee of Morgan Stanley Mortgage Loan Trust 2006-8AR, Mortgage Pass-Through Certificates, without recourse", or in blank (in each case, with all necessary intervening endorsements, as applicable);

      (ii) with respect to each Mortgage Loan (other than a Cooperative Loan) that is not a MERS Mortgage Loan, the original Mortgage with evidence of recording thereon, or if the original Mortgage has not yet been returned from the recording office, a copy of such Mortgage certified by the applicable Originator, title company, escrow agent or closing attorney to be a true copy of the original of the Mortgage which has been sent for recording in the appropriate jurisdiction in which the Mortgaged Property is located, and in the case of the each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loans and either language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon;

      (iii) with respect to each Mortgage Loan (other than a Cooperative Loan) that is not a MERS Mortgage Loan, the Assignment of Mortgage in form and substance acceptable for recording in the relevant jurisdiction, such assignment being either (A) in blank, without recourse, or (B) endorsed to "LaSalle Bank National Association, as Trustee of Morgan Stanley Mortgage Loan Trust 2006-8AR, Mortgage Pass-Through Certificates, without recourse";

      (iv) with respect to each Mortgage Loan (other than a Cooperative Loan) that is not a MERS Mortgage Loan, the originals of all intervening assignments of the Mortgage, if any, with evidence of recording thereon, or if the original intervening assignment has not yet been returned from the recording office, a copy of such assignment certified by the applicable Originator, title company, escrow agent or closing attorney to be a true copy of the original of the assignment which has been sent for recording in the appropriate jurisdiction in which the Mortgaged Property is located;

      (v) with respect to each Mortgage Loan (other than a Cooperative Loan), the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

      (vi) if any, with respect to each Mortgage Loan (other than a Cooperative
Loan), the original policy of title insurance (or a true copy thereof) with respect to any such Mortgage Loan, or, if such policy has not yet been delivered by the insurer, the title commitment or title binder to issue same;

      (vii) if any, with respect to each Mortgage Loan (other than a Cooperative Loan), the original power of attorney and guaranty agreement with respect to such Mortgage Loan;

      (viii) [Reserved];

      (ix) with respect to each Mortgage Loan which constitutes a Cooperative
Loan:

            (a) the original of any security agreement or similar document executed in connection with the Cooperative Loan;


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

            (b) the original Recognition Agreement and the original Assignment of Recognition Agreement;

            (c) UCC-1 financing statements with recording information thereon from the appropriate governmental recording offices if necessary to perfect the security interest of the Cooperative Loan under the Uniform Commercial Code in the jurisdiction in which the Cooperative Property is located, accompanied by UCC-3 financing statements executed in blank for recordation of the change in the secured party thereunder;

            (d)   an Estoppel Letter and/or Consent;

            (e) a search for (i) federal tax liens, mechanics' liens, lis pendens, judgments of record or otherwise against (x) the Cooperative Corporation and (y) the seller of the Cooperative Unit, (ii) filings of financing statements and (iii) the deed of the cooperative project into the Cooperative Corporation;

            (f) the guaranty of the Mortgage Note and Cooperative Loan, if any;

            (g) the original Proprietary Lease and the Assignment of Proprietary Lease executed by the Mortgagor in blank or if the Proprietary Lease has been assigned by the Mortgagor to the Seller, then the Seller must execute an assignment of the Assignment of Proprietary Lease in blank; and

            (h) if any, the original or certified copy of the certificates evidencing ownership of the Cooperative Shares issued by the Cooperative Corporation and related assignment of such certificates or an assignment of such Cooperative Shares, in blank, executed by the Mortgagor with such signature guaranteed;

      (x) [Reserved]; and

      (xi) any other document or instruments required to be delivered under the related Custodial Agreement.

      In addition, in connection with the assignment of any MERS Mortgage Loan, it is understood that the related Originator will cause the MERS(R) System to indicate that such Mortgage Loans have been assigned by the related Originator to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the information required by the MERS(R) System to identify the series of Certificates issued in connection with such Mortgage Loans. It is further understood that the related Originator will not, and the Master Servicer hereby agrees that it will not, alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

      On or prior to the Closing Date, the Depositor shall cause to be delivered to the Master Servicer, the Trustee and the Custodian an electronic copy of the Mortgage Loan Schedule in a form acceptable to the Master Servicer, the Depositor, the Trustee and the Custodian.

      (b) As soon as is practicable after the Closing Date, the Depositor shall cause the Servicer of any Additional Collateral Mortgage Loan to deliver to the applicable Custodian the


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

Assignment and Notice of Transfer with respect to each Additional Collateral Mortgage Loan as well as the assignments of any rights with respect to each Additional Collateral Mortgage Loan under any Limited Purpose Surety Bond.

      (c) In instances where a title insurance policy is required to be delivered to the applicable Custodian on behalf of the Trustee and is not so delivered, the Depositor will provide a copy of such title insurance policy to the applicable Custodian on behalf of the Trustee, as promptly as practicable after the execution and delivery hereof, but in any case within 180 days of the Closing Date.

      (d) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, herewith delivers such amount to the Securities Administrator, and delivers to the Securities Administrator, the Trustee, and the applicable Custodian, an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Distribution Account pursuant to Section 4.01 have been so deposited. All original documents that are not delivered to the applicable Custodian on behalf of the Trustee shall be held by the Master Servicer or the related Servicer in trust for the benefit of the Trustee and the Certificateholders.

      (e) Neither the Depositor nor the Trust will acquire or hold any Mortgage Loan that would violate the representations made by the Seller set forth in clauses (iv) through (vi) of Section 2.05(b) hereof.

      Section 2.02. Acceptance of Trust Fund by Trustee; Review of
                    Documentation for Trust Fund.

      (a) The Trustee, by execution and delivery hereof, acknowledges receipt by it of notice from each of the Custodians that each holds the documents identified in the Initial Custodial Certification in the form annexed hereto as Exhibit L-1 (the "Initial Custodial Certification") pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule.

      (b) Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee, any Custodian or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

      (c) Each of the parties hereto acknowledges that (i) the Custodian has delivered to the Depositor, the Master Servicer and the Trustee, the Initial Custodial Certification, in the form annexed hereto as Exhibit L-1, stating that it has performed the applicable review of the Mortgage Loans as required herein and in the Custodial Agreements on the Closing Date and (ii) thereafter, if applicable, the Custodian shall perform the applicable review of the Mortgage Loans and deliver the further certifications (including but not limited to the Final Custodial Certification) as provided herein and in the applicable Custodial Agreements.

      With respect to the MSMCI Mortgage Loans only, not later than 180 days after the Closing Date, the Trustee shall enforce the related Custodian's obligation, to the extent required by the related Custodial Agreement, to deliver to the Depositor, the Master Servicer and the Trustee a Final Custodial Certification in the form annexed hereto as Exhibit L-2 (the "Final


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

Custodial Certification"), with any applicable exceptions noted thereon. To the extent that a Custodian must deliver a Final Certification under the related Custodial Agreement, the Trustee shall enforce that Custodian's obligation to make available, upon request of any Certificateholder, a copy of any exceptions noted on the related Initial Custodial Certification or the related Final Custodial Certification.

      (d) Upon execution of this Agreement, the Depositor hereby delivers to the Trustee (with a copy to the Master Servicer) and the Trustee acknowledges receipt of the Acknowledgements, together with the related Purchase and Servicing Agreements.

      (e) Neither the Trustee nor the Custodian shall make any representation as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Trustee Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, perfection, priority, effectiveness or suitability of any such Mortgage Loan. Except as specifically required hereunder, neither the Trustee nor the Custodian shall be responsible to verify the validity, sufficiency or genuiness of any document in the Trustee Mortgage File.

      Section 2.03. Representations and Warranties of the Depositor.

      (a) The Depositor hereby represents and warrants to the Trustee, for the benefit of the Certificateholders, and to the Master Servicer and the Securities Administrator as of the Closing Date or such other date as is specified, that:

            (i) the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

            (ii) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;

            (iii) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

            (iv) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee, the Master Servicer and the Securities Administrator, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (v) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted against or affecting the Depositor,


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

      before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement;

            (vi) immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee, the Depositor was the sole owner of record and holder of each Mortgage Loan, and the Depositor had good and marketable title thereto, and had full right to transfer and sell each Mortgage Loan to the Trustee free and clear, subject only to (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender's title insurance policy or attorney's opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

            (vii) This Agreement creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code (the "UCC"), in the Mortgage Loans in favor of the Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Depositor;

            (viii) The Mortgage Loans constitute "instruments" within the meaning of the applicable UCC;

            (ix) Other than the security interest granted to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans. The Depositor has not authorized the filing of and is not aware of any financing statement against the Depositor that includes a description of the collateral covering the Mortgage Loans other than a financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated. The Depositor is not aware of any judgment or tax lien filings against the Depositor;

            (x) None of the Mortgage Loans have any marks or notations indicating that such Mortgage Loans have been pledged, assigned or otherwise conveyed to any Person other than the Trustee; and


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

            (xi) The Depositor has received all consents and approvals required by the terms of the Mortgage Loans to convey the Mortgage Loans hereunder to the Trustee.

      The foregoing representations made in this Section 2.03 shall survive the termination of this Agreement and shall not be waived by any party hereto.

      Section 2.04. Representations and Warranties of the Depositor and the
                    Seller as to the Mortgage Loans.

      The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

      (a) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee, for the benefit of the Certificateholders, free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

      (b) As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust.

      (c) As of the Closing Date, the Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud an of its creditors.

      It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

      Section 2.05. Representations and Warranties of the Seller; Discovery of
                    Breach; Repurchase or Substitution of Mortgage Loans.

      (a) With respect to the MSMCI Mortgage Loans the Seller hereby makes the representations and warranties contained in Section 3.01 of the MSMCI Purchase Agreement to and for the benefit of the Depositor, the Trustee and the Trust Fund.

      The Seller hereby represents and warrants that no Mortgage Loan contains a provision whereby the related mortgagor is permitted to convert the Mortgage Rate from an adjustable rate to a fixed rate.

      With respect to the FNBN Mortgage Loans the Seller hereby makes the representations and warranties contained in Section 9.02 of the FNBN Purchase Agreement (other than the representation contained in Section 9.02(b) of the FNBN Purchase Agreement) to and for the


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

benefit of the Depositor, the Trustee and the Trust Fund. With respect to the FNBN Mortgage Loans the Seller hereby represents and warrants to and for the benefit of the Depositor, the Trustee and the Trust Fund that all payments due on or prior to the Cut-off Date for each FNBN Mortgage Loan have been made as of the Closing Date, such FNBN Mortgage Loan is not delinquent thirty (30) days or more in payment and has not been dishonored; there are no material defaults under the terms of such FNBN Mortgage Loan; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by any FNBN Mortgage Loan; as to each FNBN Mortgage Loan, there has been no more than one thirty (30) day delinquency during the immediately preceding thirty-day period. The Seller agrees to comply with the provisions of this Section 2.05 in respect of a breach of any of such representations and warranties.

      With respect to the Wachovia Serviced Mortgage Loans the Seller hereby makes the representations and warranties contained in Section 3.02 of the Wachovia Purchase Agreement (other than the representation contained in Section 3.02(d) of the Wachovia Purchase Agreement) to and for the benefit of the Depositor, the Trustee and the Trust Fund. With respect to the Wachovia Serviced Mortgage Loans the Seller hereby represents and warrants to and for the benefit of the Depositor, the Trustee and the Trust Fund that all payments due on or prior to the Cut-off Date for each Wachovia Serviced Mortgage Loan have been made as of the Closing Date, such Wachovia Serviced Mortgage Loan is not delinquent thirty (30) days or more in payment and has not been dishonored; there are no material defaults under the terms of such Wachovia Serviced Mortgage Loan; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by any Wachovia Serviced Mortgage Loan; as to each Wachovia Serviced Mortgage Loan, there has been no more than one thirty
(30) day delinquency during the immediately preceding thirty-day period. The Seller agrees to comply with the provisions of this Section 2.05 in respect of a breach of any of such representations and warranties.

      With respect to the Wachovia Originated Mortgage Loans the Seller hereby makes the representations and warranties contained in Section 3.02 of the Wachovia Purchase Agreement (other than the representation contained in Section 3.02(d) of the Wachovia Purchase Agreement) to and for the benefit of the Depositor, the Trustee and the Trust Fund. With respect to the Wachovia Originated Mortgage Loans the Seller hereby represents and warrants to and for the benefit of the Depositor, the Trustee and the Trust Fund that all payments due on or prior to the Cut-off Date for each Wachovia Originated Mortgage Loan have been made as of the Closing Date, such Wachovia Originated Mortgage Loan is not delinquent thirty (30) days or more in payment and has not been dishonored; there are no material defaults under the terms of such Wachovia Originated Mortgage Loan; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by any Wachovia Originated Mortgage Loan; as to each Wachovia Originated Mortgage Loan, there has been no more than one thirty (30) day delinquency during the immediately preceding thirty-day period. The Seller agrees to comply with the provisions of this
Section 2.05 in respect of a breach of any of such representations and warranties.


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

      The Seller hereby represents and warrants to the Trustee with respect to the Mortgage Loans as of the date hereof or such other date set forth herein that as of the Closing Date:

            (i) Each Mortgage Loan at origination complied in all material respects with applicable predatory and abusive lending laws and consummation of the transactions contemplated by this Agreement will not involve the violation of any such laws.

            (ii) All of the Mortgage Loans were originated in compliance with all applicable laws, including, but not limited to, all applicable anti-predatory and abusive lending laws.

            (iii) None of the Mortgage Loans is covered by the Home Ownership and Equity Protection Act of 1994 ("HOEPA").

            (iv) None of the Mortgage Loans is a "high cost" loan as defined by applicable predatory and abusive lending laws.

            (v) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable, and with respect to the foregoing, the terms "High Cost Loan" and "Covered Loan" have the meaning assigned to them in the then current version of Standard & Poor's LEVELS(R), which is now Version 5.6c Glossary Revised, Appendix E which is attached hereto as Exhibit Q (the "Glossary") where (x) a "High Cost Loan" is each loan identified in the column "Category under applicable anti-predatory lending law" of the table entitled "Standard & Poor's High Cost Loan Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the State or jurisdiction specified in such table and (y) a "Covered Loan" is each loan identified in the column "Category under applicable anti-predatory lending law" of the table entitled "Standard & Poor's High Covered Loan Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the State or jurisdiction specified in such table.

            (vi) No Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

      Upon discovery by the Depositor, the Seller or the related Originator or receipt of written notice of any materially defective document in, or, following the date of delivery to the Trustee of the Custodian's certifications as required under the related Custodial Agreements, that a document is missing from, a Trustee Mortgage File, or discovery by the Trustee, the Depositor, the Seller or the related Originator of the breach by such Originator or Seller of any representation or warranty under the related Purchase and Servicing Agreement, as modified by the Acknowledgement, in the case of the Originator, or under this Agreement, in the case of the Seller, in respect of any Mortgage Loan which materially adversely affects the value of that Mortgage Loan or the interest therein of the Certificateholders (a "Defective Mortgage Loan") (each of the Depositor, the Seller and the related Originator hereby agreeing to give written notice thereof to the Trustee and the other of such parties), the Trustee, or its designee, shall promptly notify the Depositor and the Seller or the related Originator, as applicable, in writing of such nonconforming or missing document or breach and request that the Seller or related

Originator deliver such missing document or cure or cause the cure of such defect or breach within a period of time specified in the related Purchase and Servicing Agreement, and if the Seller or related Originator, as applicable, does not deliver such missing document or cure such defect or breach in all material respects during such period, the Trustee, shall enforce the obligations of the related Originator under the related Purchase and Servicing Agreement, as modified by the Acknowledgement, or the Seller under this Agreement, as applicable, and cause the related Originator or the Seller, as the case may be, to repurchase that Mortgage Loan from the Trust Fund at the Purchase Price on or prior to the Determination Date following the expiration of such specified period (subject to Section 2.05(c) below); provided, however, that, in connection with any such breach that could not reasonably have been cured within such specified period (unless permitted a greater period of time to cure under the related Purchase and Servicing Agreement), subject to Section 2.05(c) below, if the related Originator or the Seller, as applicable, shall have commenced to cure such breach within such specified period, the related Originator or the Seller shall be permitted to proceed thereafter diligently and expeditiously to cure the same within such additional time as is reasonably necessary to cure such breach. To the extent that the amount by which the Purchase Price (as defined in this Agreement) exceeds the repurchase price payable by the related Originator under the related Purchase and Servicing Agreement, including any costs and damages that are incurred by the Trust Fund as a result of any violation of any applicable federal, state, or local predatory or abusive lending law arising from or in connection with the origination of any Mortgage Loan repurchased by the related Originator or the Seller, the payment of such excess shall be borne by the Seller. With respect to a breach of a representation or warranty of a Hemisphere Serviced Mortgage Loan by the related Originator under the related Purchase and Servicing Agreement, if that Originator fails to cure the breach or repurchase the affected Mortgage Loan within the time period required by that Purchase and Servicing Agreement, the Seller hereby agrees to honor that Originator's cure obligations. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the related Distribution Account, and the Trustee, or its designee, upon receipt of written certification from the Securities Administrator of such deposit, shall release or cause the Custodian to release to the related Originator or the Seller, as applicable, the related Trustee Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranties, as either party shall furnish to it and as shall be necessary to vest in such party any Mortgage Loan released pursuant hereto and the Trustee, or its designee, shall have no further responsibility with regard to such Trustee Mortgage File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose). If pursuant to the foregoing provisions the related Originator or the Seller repurchases a Mortgage Loan that is a MERS Mortgage Loan, the related Servicer shall cause MERS to designate on the MERS(R) System the related Originator or the Seller, as applicable, as the beneficial holder of such Mortgage Loan.

      In lieu of repurchasing any such Mortgage Loan as provided above, either party may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Replacement Mortgage Loans in the manner and subject to the limitations set forth in Section 2.05(b) below. It is understood and agreed that the obligations of the Originators and the Seller to cure or to repurchase (or to substitute for) any related Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the


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sole remedy against the such party respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders.

      (b) Any substitution of Replacement Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.05(a) above must be effected prior to the last Business Day that is within two years after the Closing Date. As to any Deleted Mortgage Loan for which the related Originator or the Seller substitutes a Replacement Mortgage Loan or Loans, such substitution shall be effected by delivering to the Custodian, on behalf of the Trustee, for such Replacement Mortgage Loan or Loans, the Mortgage Note, the Mortgage, any related assignment thereof and the Acknowledgement to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, together with an Officers' Certificate stating that each such Replacement Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustment Amount (as described below), if any, in connection with such substitution. Monthly Payments due with respect to Replacement Mortgage Loans in the month of substitution shall not be included as part of the Trust Fund and shall be retained by the related Originator or the Seller, as applicable. For the month of substitution, distributions to the Certificateholders shall reflect the collections and recoveries in respect of such Deleted Mortgage in the Due Period preceding the month of substitution and the related Originator or the Seller, as applicable, shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. Upon such substitution, such Replacement Mortgage Loan shall constitute part of the Trust Fund and shall be subject in all respects to the terms of this Agreement and the related Purchase and Servicing Agreement, as modified by the related Acknowledgement, including all representations and warranties thereof included in such Purchase and Servicing Agreement, as modified by the Acknowledgement, in each case as of the date of substitution.

      For any month in which an Originator or the Seller substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the related Servicer shall determine the excess (each, a "Substitution Adjustment Amount"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate Stated Principal Balance of the Replacement Mortgage Loans replacing such Deleted Mortgage Loans, together with one month's interest on such excess amount at the applicable Net Mortgage Rate. On the date of such substitution, the related Originator or Seller, as applicable, shall deliver or cause to be delivered to the related Servicer for deposit in the related Custodial Account an amount equal to the related Substitution Adjustment Amount, if any, and the Custodian, on behalf of the Trustee, upon receipt of the related Replacement Mortgage Loan or Loans and Request for Release and certification by such Servicer of such deposit, shall release to the related Originator or the Seller, as applicable, the related Trustee Mortgage File or Files and the Trustee or the Custodian, as applicable, shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the related Originator or Seller shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

      In addition, the related Originator or the Seller, as applicable, shall obtain at its own expense and deliver to the Trustee and the Securities Administrator an Opinion of Counsel to the effect that such substitution (either specifically or as a class of transactions) shall not cause an Adverse REMIC Event. If such Opinion of Counsel cannot be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.


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

      (c) Upon discovery by the related Originator, the Seller, the Master Servicer, the Depositor or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the applicable party shall repurchase or, subject to the limitations set forth in
Section 2.05(b), substitute one or more Replacement Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.05(a) above and/or in accordance with this Section 2.05(c). The Trustee shall re-convey to the related Originator or the Seller, as applicable, the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

      Section 2.06. Grant Clause.

      (a) It is intended that the conveyance of the Depositor's right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Depositor hereby grants to the Trustee for the benefit of the Holders of the Certificates a first priority security interest in all of the Depositor's right, title and interest in, to and under, whether now owned or hereafter acquired, the Trust Fund and all proceeds of any and all property constituting the Trust Fund to secure payment of the Certificates; and
(3) this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be in respect of a loan and the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person holding any Certificate, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person, and all proceeds shall be distributed as herein provided.

      (b) The Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. The Depositor will, at its own expense, make all initial filings on or about the Closing Date and shall forward a copy of such filing or filings to the Trustee. Without limiting the generality of the foregoing, the Depositor shall prepare and forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the relevant UCC to perfect the Trustee's security interest in or lien on the Mortgage Loans, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of an Originator, the Depositor or the Trustee, (2) any change of location of the place of business or the chief executive office of the Seller or the Depositor, (3) any transfer of any interest of an Originator or the Depositor in any Mortgage Loan or (4) any change under the relevant UCC or other applicable laws. Neither the Originators nor the Depositor shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of


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organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and intermediate transferee, including the Trustee. Before effecting such change, any Originator or the Depositor proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and intermediate transferees, including the Trustee, in the Mortgage Loans. In connection with the transactions contemplated by this Agreement, each of the Originators and the Depositor authorizes its immediate or intermediate transferee (but not the Trustee) to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this paragraph (b).

      Section 2.07. Depositor's Option to Purchase Breached Mortgage Loans.

      (a) Subject to the terms specified in this Agreement, the Depositor has the option, but is not obligated, to purchase from the Trust Fund any Breached Mortgage Loan at the Repurchase Price; provided that the entity from which the Seller purchased the Mortgage Loan has both (a) agreed to purchase the Mortgage Loan from the Depositor and (b) has represented to the Seller that it has the ability to purchase such Mortgage Loan from the Depositor, as soon as is practicable thereafter at the Repurchase Price.

      Section 2.08. Release of Mortgage Documents for Servicing

      (a) From time to time and as appropriate for the foreclosure or servicing of any of the Mortgage Loans, the Custodian shall, upon receipt in writing, facsimile or electronic transmission from the Master Servicer or a Servicer of a Request for Release release to the Master Servicer or such Servicer the Mortgage Documents set forth in such Request for Release. All Mortgage Documents released by the Custodian to the Master Servicer or a Servicer pursuant to this Section 2.08 shall be held by the Master Servicer or such Servicer in trust for the benefit of the Trust pursuant to the applicable Purchase and Servicing Agreement. Upon the repurchase of any Mortgage Loan or upon the payment in full of any Mortgage Loan, and upon receipt by the Custodian of (i) the Request for Release (which Request for Release shall include a statement to the effect that all amounts payable to the Trust in connection with a repurchase have been deposited in the related Custodial Account or the Collection Account or (ii) direction of the Depositor or the Trustee, as applicable, the Custodian shall promptly release the related Mortgage Documents in accordance with such Request for Release or direction.


                                  ARTICLE III

                                THE CERTIFICATES

      Section 3.01. The Certificates.

      (a) The Certificates shall be issuable in registered form only and shall be securities governed by Article 8 of the New York Uniform Commercial Code. The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the dollar denominations in Certificate Balance, or Notional Amount, as applicable, or in the Percentage Interests, specified herein. Each Class of Certificates will be issued in the minimum denominations and integral multiples thereof of the initial Certificate Balance (or Notional Amount) specified in the Preliminary Statement hereto.

      (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer of the Trustee or of the Securities Administrator on the Trustee's behalf. Each Certificate shall, on original issue, be authenticated by the Authenticating Agent upon the order of the Depositor upon receipt by the Trustee of the Trustee Mortgage Files described in Section 2.01. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Authenticating Agent, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. At any time and from time to time after the execution and delivery of this Agreement, the Depositor may deliver Certificates executed by or on behalf of the Trustee to the Authenticating Agent for


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authentication and the Authenticating Agent shall authenticate and deliver such
Certificates as in this Agreement provided and not otherwise.

      (c) The Class OC, II-B-4, II-B-5, II-B-6, III-B-4, III-B-5, III-B-6, Class P-1, Class P-2 and Class A-R Certificates offered and sold in reliance on the exemption from registration under Rule 144A under the Act shall be issued initially in definitive, fully registered form without interest coupons with the applicable legends set forth in Exhibit A added to the forms of such Certificates (each, a "Restricted Global Security").

      Section 3.02. Registration.

      The Securities Administrator is hereby appointed, and the Securities Administrator hereby accepts its appointment as, initial Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates (the "Certificate Register"). The Trustee may appoint a bank or trust company to act as successor Certificate Registrar. A registration book shall be maintained for the Certificates collectively. The Certificate Registrar may resign or be discharged or removed and a new successor may be appointed in accordance with the procedures and requirements set forth in Sections 6.06 and 6.07 hereof with respect to the resignation, discharge or removal of the Securities Administrator and the appointment of a successor Securities Administrator. The Certificate Registrar may appoint, by a written instrument delivered to the Holders and the Master Servicer, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

      Section 3.03. Transfer and Exchange of Certificates.

      (a) A Certificate (other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar. Upon the transfer of any Certificate in accordance with the preceding sentence, the Securities Administrator on behalf of the Trustee shall execute, and the Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Balance (or Notional Amount) as the Certificate being transferred. No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

      (b) A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Balance (or Notional Amount) as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar. Certificates


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

delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered. No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates. Whenever any Certificates are so surrendered for exchange, the Securities Administrator on behalf of the Trustee shall execute, and the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

      (c) By acceptance of a Restricted Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein.

      The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate:

            (i) The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or an affiliate (as defined in Rule 405 under the 1933 Act) of the Depositor or (y) being made to a "qualified institutional buyer" (a "QIB") as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act") by a transferor that has provided the Certificate Registrar with a certificate in the form of Exhibit H hereto; and

            (ii) The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is being made to an "accredited investor" under Rule 501(a)(1), (2), (3) or (7) under the Act, or to any Person all of the equity owners in which are such accredited investors, by a transferor who furnishes to the Certificate Registrar a letter of the transferee substantially in the form of Exhibit I hereto.

      (d) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person or shall be effective unless the Certificate Registrar, on behalf of the Trustee, has received (A) a certificate substantially in the form of Exhibit J hereto (or Exhibit B, in the case of a Residual Certificate) from such transferee or (B) an Opinion of Counsel satisfactory to the Certificate Registrar and the Securities Administrator to the effect that the purchase and holding of such a Certificate will not constitute or result in any nonexempt prohibited transactions under Title I of ERISA or Section 4975 of the Code or any Federal, state or local law ("Similar Law") materially similar to the foregoing provisions of ERISA or the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken in the Agreement; provided, however, that the Certificate Registrar will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Certificate Registrar has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under Title I of ERISA or
Section 4975 of the Code and will not subject the Certificate Registrar, the


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

Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken in this Agreement. Each Transferee of an ERISA-Restricted Certificate that is a Book-Entry Certificate shall be deemed to have made the appropriate representation set forth in paragraph 2 and the representation set forth in paragraph 3 of Exhibit J. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.

      During the period the Supplemental Interest Trust is in effect, no transfer of a Group 1 Certificate shall be made unless the Securities Administrator shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Securities Administrator to the effect that such transferee is not a Plan, or (ii) a representation that the purchase and holding of the Group 1 Certificate satisfy the requirements for exemptive relief under an Investor Based Exemption, or in the case of a Plan subject to Similar Law, will not constitute a non-exempt violation of such Similar Law. In the event such a representation letter is not delivered, one of the foregoing representations, as appropriate, shall be deemed to have been made by the transferee's (including an initial acquirer's) acceptance of the Group 1 Certificate. In the event that such representation is violated, such transfer or acquisition shall be void and of no effect.

      Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates to the Underwriter. The Certificate Registrar shall have no obligation to monitor transfers of Book-Entry Certificates that are ERISA-Restricted Certificates and shall have no liability for transfers of such Certificates in violation of the transfer restrictions. The Certificate Registrar shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 3.03(d) and neither the Securities Administrator nor the Paying Agent shall have any liability for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Certificate Registrar in accordance with the foregoing requirements. The Securities Administrator, on behalf of the Trustee, shall be entitled, but not obligated, to recover from any Holder of any ERISA-Restricted Certificate that was in fact a Plan or a Person acting on behalf of a Plan any payments made on such ERISA-Restricted Certificate at and after such time. Any such payments so recovered by the Securities Administrator, on behalf of the Trustee, shall be paid and delivered by the Securities Administrator, on behalf of the Trustee, to the last preceding Holder of such Certificate that is not such a Plan or Person acting on behalf of a Plan.

      (e) As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable. No service charge shall be made to the Certificateholder for any registration, transfer or exchange of a Certificate.


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

      (f) Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person (A) is not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a "Non-permitted Foreign Holder").

      Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit B representing and warranting, among other things, that such transferee is neither a Disqualified Organization, an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-permitted Foreign Holder (any such transferee, a "Permitted Transferee"), and the proposed transferor shall deliver to the Trustee and the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit C. In addition, the Trustee or the Certificate Registrar may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Trustee and the Certificate Registrar, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or a Non-permitted Foreign Holder. Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate. The Depositor and the Certificate Registrar shall be under no liability to any Person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof or Non-permitted Foreign Holder or for the Paying Agent making any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of the Agreement, so long as the transfer was effected in accordance with this Section 3.03(f), unless the Certificate Registrar shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, or an agent or nominee thereof, or Non-permitted Foreign Holder. The Certificate Registrar shall be entitled to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys' fees, incurred in connection therewith). Any payment (not including any such costs and expenses) so recovered by the Certificate Registrar shall be paid and delivered to the last preceding Holder of such Residual Certificate.

      If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(f), then upon receipt of written notice to the

Trustee or the Certificate Registrar that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate. The Depositor, the Certificate Registrar and the Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.03(f), or for the Paying Agent making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).

      (g) Each Holder or Certificate Owner of a Restricted Certificate, ERISA-Restricted Certificate or Residual Certificate, or an interest therein, by such Holder's or Owner's acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

      Section 3.04. Cancellation of Certificates.

      Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Certificate Registrar.

      Section 3.05. Replacement of Certificates.

      If (i) any Certificate is mutilated and is surrendered to the Trustee or the Certificate Registrar or (ii) the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Depositor, the Trustee or the Certificate Registrar that such destroyed, lost or stolen Certificate has been acquired by a protected purchaser, the Securities Administrator on behalf of the Trustee shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Balance. Upon the issuance of any new Certificate under this Section 3.05, the Trustee, the Depositor or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, the Depositor or the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      If after the delivery of such new Certificate, a protected purchaser of the original Certificate in lieu of which such new Certificate was issued presents for payment such original Certificate, the Depositor, the Certificate Registrar and the Trustee or any agent shall be entitled to recover such new Certificate from the Person to whom it was delivered or any Person taking therefrom, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Depositor, the Certificate Registrar, the Trustee or any agent in connection therewith.


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

      Section 3.06. Persons Deemed Owners.

      Subject to the provisions of Section 3.09 with respect to Book-Entry Certificates, the Depositor, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, the Paying Agent and any agent of any of them shall treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, the Paying Agent nor any agent of any of them shall be affected by notice to the contrary.

      Section 3.07. Temporary Certificates.

      (a) Pending the preparation of definitive Certificates, upon the order of the Depositor, the Securities Administrator on behalf of the Trustee shall execute and the Authenticating Agent shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

      (b) If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Certificate Registrar without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Securities Administrator on behalf of the Trustee shall execute and the Authenticating Agent shall authenticate and deliver in exchange therefor a like aggregate Certificate Balance of definitive Certificates of the same Class in the authorized denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

      Section 3.08. Appointment of Paying Agent.

      The Securities Administrator is hereby appointed as the initial Paying Agent. The Trustee may appoint a successor Paying Agent (which may be the Trustee) for the purpose of making distributions to the Certificateholders hereunder. The Trustee shall cause any Paying Agent, other than the Securities Administrator, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in an Eligible Account (which shall be the Distribution Account) in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders. All funds remitted by the Securities Administrator to any such Paying Agent for the purpose of making distributions shall be paid to the Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Securities Administrator. If the Paying Agent is not the Trustee or the Securities Administrator, the Securities Administrator shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in


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immediately available funds, the funds to be distributed on such Distribution
Date. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

      Section 3.09. Book-Entry Certificates.

      (a) Each Class of Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Book-Entry Certificates, except as provided in Section 3.09(c). Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

            (i) the provisions of this Section 3.09 shall be in full force and effect;

            (ii) the Certificate Registrar, the Paying Agent and the Trustee shall deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency and shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency's normal procedures;

            (iii) to the extent that the provisions of this Section 3.09 conflict with any other provisions of this Agreement, the provisions of this Section 3.09 shall control; and

            (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.

      (b) Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Securities Administrator shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

      (c) If (i) (A) the Clearing Agency or the Depositor advises the Certificate Registrar in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor satisfactory to the Depositor and the Certificate Registrar or (ii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Principal Balance of a Class of Book-Entry Certificates advise the Paying Agent and the Clearing Agency through the Clearing Agency


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

Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates, the Certificate Registrar shall notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Certificate Registrar shall issue the Definitive Certificates. Neither the Depositor, the Certificate Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable, with respect to such Definitive Certificates and the Certificate Registrar shall recognize the holders of the Definitive Certificates as Certificateholders hereunder. Notwithstanding the foregoing, the Certificate Registrar, upon the instruction of the Depositor, shall have the right to issue Definitive Certificates on the Closing Date in connection with credit enhancement programs.

                                   ARTICLE IV

                        ADMINISTRATION OF THE TRUST FUND

      Section 4.01. Custodial Accounts; Distribution Account.

      (a) On or prior to the Closing Date, the Master Servicer shall have caused each Servicer to establish and maintain one or more Custodial Accounts, as provided in the related Purchase and Servicing Agreement, into which all Scheduled Payments and unscheduled payments with respect to the related Mortgage Loans, net of any deductions or reimbursements permitted under the related Purchase and Servicing Agreement, shall be deposited. On each Distribution Account Deposit Date, the Servicers shall remit to the Securities Administrator for deposit into the Distribution Account, all amounts so required to be deposited into such account in accordance with the terms of the related Purchase and Servicing Agreements.

      (b) The Securities Administrator, as Paying Agent for the Trust, shall establish and maintain an Eligible Account entitled "Distribution Account of LaSalle Bank National Association, as Trustee for the benefit of Morgan Stanley Mortgage Loan Trust 2006-8AR, Holders of Mortgage Pass-Through Certificates." The Securities Administrator shall, promptly upon receipt from the Servicers on each related Distribution Account Deposit Date, deposit into the Distribution Account and retain on deposit until the related Distribution Date the following amounts:

            (i) the aggregate of collections with respect to the Mortgage Loans remitted by the Servicers from the related Custodial Accounts in accordance with the Purchase and Servicing Agreements;

            (ii) any amounts required to be deposited by the Master Servicer with respect to the Mortgage Loans for the related Due Period pursuant to this Agreement, including


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

      the amount of any Advances or Compensating Interest Payments with respect to the Mortgage Loans not paid by the Servicers; and

            (iii) any other amounts so required to be deposited in the Distribution Account in the related Due Period pursuant to this Agreement.

      (c) In the event the Master Servicer or a Servicer has remitted in error to the Distribution Account any amount not required to be remitted in accordance with the definition of Available Funds, it may at any time direct the Securities Administrator to withdraw such amount from the Distribution Account for repayment to the Master Servicer or Servicer, as applicable, by delivery of an Officer's Certificate to the Securities Administrator and the Trustee which describes the amount deposited in error.

      (d) On each Distribution Date and Initial Optional Termination Date, the Securities Administrator, as Paying Agent, shall withdraw from funds available in the Distribution Account and distribute the Available Funds to the Certificateholders and any other parties entitled thereto in the amounts and priorities set forth in Section 5.02. The Securities Administrator may from time to time withdraw from the Distribution Account and pay the Master Servicer, the Trustee, the Custodians, the Securities Administrator or any Servicer any amounts permitted to be paid or reimbursed to such Person from funds in the Distribution Account pursuant to this Agreement, any Purchase and Servicing Agreement or any Custodial Agreements.

      (e) Funds in the Distribution Account may be invested in Permitted Investments selected by and at the written direction of the Securities Administrator, which shall mature not later than one Business Day prior to the Distribution Date (except that if such Permitted Investment is an obligation of the Securities Administrator or any of its Affiliates, or is managed or advised by the Securities Administrator or any Affiliate, then such Permitted Investment shall mature not later than such applicable Distribution Date) and any such Permitted Investment shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee (in its capacity as such) or its nominee. All income and gain realized from any Permitted Investment of amounts on deposit in the Distribution Account shall be for the benefit of the Securities Administrator, as additional compensation for its duties hereunder, and shall be subject to its withdrawal or order from time to time, and shall not be part of the Trust Fund; provided, however, that if Wells Fargo Bank, National Association is no longer the Master Servicer and the Securities Administrator, any such income and gain shall be used to pay the successor Master Servicer and the successor Securities Administrator, the Master Servicer Compensation and the Securities Administrator Compensation, respectively. The amount of any losses incurred in respect of any such investments shall be deposited in such Distribution Account by the Securities Administrator out of its own funds, without any right of reimbursement therefor, immediately as realized.

      Section 4.02. Permitted Withdrawals from the Custodial Accounts and the
                    Distribution Account.

      (a) Each Servicer may from time to time make withdrawals from its Custodial Account for the following purposes:


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            (i) to reimburse itself for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (i) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

            (ii) to reimburse itself for any Nonrecoverable Advance previously made by it;

            (iii) to reimburse itself for unreimbursed Servicer Advances, each Servicer's right to reimbursement pursuant to this clause (a) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan(s) which represent late recoveries of the payments for which such advances were made pursuant to the related Purchase and Servicing Agreement;

            (iv) to reimburse itself for expenses incurred by it and reimbursable pursuant to the related Purchase and Servicing Agreement; and

            (v) to withdraw any amount deposited in the Custodial Account and not required to be deposited therein.

      To the extent required by the related Purchase and Servicing Agreement each Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from its Custodial Account pursuant to such subclauses (i), (ii), (iii), (iv) and (v). Prior to making any withdrawal from its Custodial Account pursuant to subclause
(ii), the related Servicer shall deliver to the Master Servicer an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loans(s), and their respective portions of such Nonrecoverable Advance.

      (b) The Securities Administrator shall withdraw funds from the Distribution Account for distributions to Certificateholders in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to Section 10.01). In addition, the Securities Administrator may from time to time make withdrawals from the Distribution Account for the following purposes:

            (i) to pay all costs and expenses described in clause (d) of the definition of "Available Funds" and in the sixth bullet of clause (e) of the definition of "Available Distribution Amount";

            (ii) (x) for so long as Wells Fargo Bank, National Association is the Master Servicer and the Securities Administrator, to pay to the Master Servicer the investment earnings on the Distribution Account as its compensation for the related Distribution Date and (y) thereafter, concurrently, to the Master Servicer and the Securities Administrator, the Master Servicer Compensation and the Securities Administrator Compensation, respectively;

            (iii) to withdraw and return to the Master Servicer any amount deposited in the Distribution Account and not required to be deposited therein; and


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            (iv) to clear and terminate the Distribution Account upon
      termination of the Agreement pursuant to Section 7.01 hereof.

            (v) [Reserved].

      Section 4.03. [Reserved].

      Section 4.04. [Reserved].

      Section 4.05. Reports to Trustee and Certificateholders.

      On each Distribution Date, the Securities Administrator shall have prepared and shall make available to the Trustee, the Depositor, the Rating Agencies and each Certificateholder a written report setting forth the following information (on the basis of Mortgage Loan level information obtained from the Master Servicer and the Servicers):

      (a) the amount of the distributions, separately identified, with respect to each Class of Certificates;

      (b) the amount of the distributions set forth in the clause (a) allocable to principal, separately identifying the aggregate amount of any Principal Prepayments, liquidation proceeds or other unscheduled recoveries of principal included in that amount;

      (c) the amount of the distributions set forth in the clause (a) allocable to interest and how it was calculated;

      (d) the amount of any unpaid Class Interest Shortfall and the related accrued interest thereon, with respect to each Class of Certificates;

      (e) the Class Principal Balance or Notional Amount of each Class of Certificates after giving effect to the distribution of principal on that Distribution Date;

      (f) the aggregate Stated Principal Balance of the Mortgage Loans in each Loan Group at the end of the related Prepayment Period, and the Weighted Average Net Mortgage Rate of each Loan Group and the Mortgage Pool at the beginning of the related Due Period;

      (g) the Senior Percentage and the Subordinated Percentage for the following Distribution Date;

      (h) the Senior Prepayment Percentage and Subordinate Prepayment Percentage for the following Distribution Date;

      (i) with respect to each Loan Group, the amount of the Servicing Fee paid to or retained by the Master Servicer and by each Servicer, respectively;

      (j) in the aggregate and with respect to each Loan Group, the amount of Monthly Advances for the related Due Period;


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      (k) in the aggregate and with respect to each Loan Group, the number and
Stated Principal Balance of the Mortgage Loans that were (A) Delinquent using the MBA Method (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days,
(2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and Delinquent
(1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding that Distribution Date;

      (l) in the aggregate and with respect to each Loan Group, the total number and principal balance of any REO properties as of the close of business on the last day of the preceding Due Period;

      (m) in the aggregate and with respect to each Loan Group, the amount of Realized Losses incurred during the preceding calendar month;

      (n) in the aggregate and with respect to each Loan Group, the cumulative amount of Realized Losses incurred since the Closing Date;

      (o) the Realized Losses, if any, allocated to each Class of Certificates on that Distribution Date;

      (p) the Class Principal Balance or Notional Amount of each Class of Certificates after giving effect to the distribution of principal on the Distribution Date;

      (q) with respect to the Aggregate Group II Certificates and the Aggregate Group III Certificates, the Special Hazard Loss Coverage Amount, the Fraud Loss Coverage Amount and the Bankruptcy Loss Coverage Amount for such Aggregate Certificate Group, in each case as of the related Determination Date;

      (r) the Pass-Through Rate for each Class of Certificates for that Distribution Date;

      (s) with respect to the Aggregate Group II Certificates and the Aggregate Group III Certificates, the amount of any Transfer Payment Received paid to an Undercollateralized Group or Transfer Payment Made by an Overcollateralized Group for such Aggregate Certificate Group pursuant to Section 5.08 hereof;

      (t) the amount received by the Securities Administrator pursuant to the Swap Agreement from the Swap Counterparty with respect to that Distribution Date;

      (u) the total amount of Prepayment Penalties collected and due to the Trust Fund, as reported by the Servicers;

      (v) the applicable Record Date(s) for such Distribution Date;

      (w) with respect to the Group 1 Certificates, the amount thereof allocable to interest, any Unpaid Interest Amount included in such distribution and any remaining Unpaid Interest Amount after giving effect to such distribution, any Basis Risk Carry Forward Amount for such Distribution Date and the amount of all Basis Risk Carry Forward Amount covered by


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withdrawals from the Swap Account and the Supplemental Interest Trust on such
Distribution Date;

      (x) with respect to the Group 1 Certificates, if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest, including any Basis Risk Carry Forward Amount not covered by amounts in the Swap Account and the Supplemental Interest Trust;

      (y) with respect to the Group 1 Certificates, whether a Trigger Event has occurred and is continuing (including the calculation demonstrating the existence of the Trigger Event and the aggregate outstanding balance of all 60+ Day Delinquent Mortgage Loans);

      (z) with respect to the Group 1 Certificates, the amount of any Net Monthly Excess Cash Flow on such Distribution Date and the allocation thereof to the Certificateholders with respect to Unpaid Interest Amounts, Unpaid Realized Loss Amounts, or Basis Risk Carry Forward Amounts; and

      (aa) with respect to the Group 1 Certificates, the amount distributed on the Class OC Certificates.

      (bb) with respect to the Group 1 Certificates, the Overcollateralized Amount and the Overcollateralization Target Amount.

      (cc) with respect to the Group 1 Certificates, the amount of any Subsequent Recoveries for such Distribution Date.

      The Securities Administrator shall make such reports available each month via its website at http://www.ctslink.com. Assistance in using the website may be obtained by calling the Securities Administrator's customer service desk at
(301) 815-6600. Certificateholders and other parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by contacting the Securities Administrator and indicating such. In preparing or furnishing the foregoing reports, the Securities Administrator shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Properties that has been provided to the Securities Administrator by the Master Servicer and the Servicers, and neither the Trustee nor the Securities Administrator shall be obligated to verify, recompute, reconcile or recalculate any such information or data.

      Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company, which request, if received by the Trustee or any agent thereof, shall be promptly forwarded to the Securities Administrator, the Securities Administrator shall provide, or cause to be provided, (or, to the extent that such information or documentation is not required to be provided by a Servicer under the applicable Purchase and Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from such Servicer, and provide) to such Certificateholders such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholders may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the


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Certificates; provided, however, that the Securities Administrator shall be entitled to be reimbursed by such Certificateholders for the Securities Administrator's actual expenses incurred in providing such reports and access.

                                   ARTICLE V

                    DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

      Section 5.01. Distributions Generally.

      (a) Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Securities Administrator or the Paying Agent shall make all distributions in accordance with this Article V. Such distributions shall be made by check mailed to each Certificateholder's address as it appears on the Certificate Register of the Certificate Registrar or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date by any Certificateholder owning an aggregate initial Certificate Balance of at least $1,000,000, or in the case of a Class of Notional Amount Certificates or Residual Certificate, a Percentage Interest of not less than 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Certificate Registrar's Corporate Trust Office; provided, further, that the foregoing provisions shall not apply to any Class of Certificates as long as such Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding the reduction of the Class Principal Balance of any Class of Certificates to zero, such Class will be outstanding hereunder (solely for the purpose of receiving distributions and not for any other purpose) until the termination of the respective obligations and responsibilities of the Depositor, the Master Servicer, the Securities Administrator and the Trustee hereunder in accordance with Article VII. Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Certificate Registrar's Corporate Trust Office. If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

      (b) All distributions or allocations made with respect to the Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Class Principal Balances or initial Class Notional Amounts (or Percentage Interests).

      Section 5.02. Priorities of Distribution.

      (a) (1) On each Distribution Date, the Securities Administrator shall withdraw from the Distribution Account the Available Distribution Amount (to the extent that such amount


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is then on deposit in the Distribution Account) and shall distribute such amount to the Group 1 Certificates in the following order of priority:

      (A) With respect to the portion of Available Distribution Amount for such Distribution Date consisting of the Interest Remittance Amount for such Distribution Date, on each Distribution Date, the Securities Administration shall withdraw the Interest Remittance Amount from the Available Distribution Amount on deposit in the Distribution Account for that Distribution Date, and distribute such funds to the specified Class of Group 1 Certificates that have outstanding Class Principal Balances and the Swap Account, sequentially, in the following order of priority:

            (i)   to the Swap Account, the sum of (x) all Net Swap Payments and
                  (y) any Swap Termination Payment owed to the Swap Counterparty, including, without limitation, any Senior Defaulted Swap Termination Payment, but not including any other Defaulted Swap Termination Payment owed to the Swap Counterparty, if any;

            (ii) concurrently, to the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4 and Class 1-A-5 Certificates their respective Class 1-A Interest Distribution Amounts for such Distribution Date, pro rata, based on their respective Class 1-A Interest Distribution Amounts for such Distribution Date;

            (iii) sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-M-3,
                  Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-B-1, Class 1-B-2 and Class 1-B-3 Certificates, in that order, their respective Subordinated Interest Distribution Amounts, in each case, to the extent of the Interest Remittance Amount remaining after distributions of interest to the Classes of Group 1 Certificates with a higher payment priority; and

            (iv) any remaining Interest Remittance Amount on any Distribution Date will be distributed pursuant to Section 5.02(a)(1)(C) hereof.

      (B)(i) On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Swap Counterparty and the Holders of each Class of Group 1 Certificates shall be entitled to receive payments and distributions in respect of principal from the Group 1 Principal Distribution Amount, respectively, in the following order of priority:

            (i)   to the Swap Account, the sum of (x) all Net Swap Payments and
                  (y) any Swap Termination Payment owed to the Swap Counterparty, including, without limitation, any Senior Defaulted Swap Termination Payment, but not including any other Defaulted Swap Termination Payment owed to the Swap Counterparty, if any, remaining unpaid on that Distribution Date after distributions under Section 5.02(a)(1)(A)(i) for that Distribution Date;


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

            (ii)  to the holders of the Group 1 Senior Certificates pursuant to
                  Section 5.03 hereof, until their respective Class Principal Balances are reduced to zero;

            (iii) to the holders of the Class 1-M-1, Class 1-M-2, Class 1-M-3,
                  Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-B-1, Class 1-B-2 and Class 1-B-3 Certificates, in that order, until their respective Class Principal Balances are reduced to zero; and

            (iv) any remaining Group 1 Principal Distribution Amount on any Distribution Date will be will be distributed pursuant to
                  Section 5.02(a)(1)(C) hereof; or

            (ii) On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Swap Counterparty and the Holders of each Class of Group 1 Certificates shall be entitled to receive payments and distributions in respect of principal from the Group 1 Principal Distribution Amount, respectively, in the following order of priority:

            (i)   to the Swap Account, the sum of (x) all Net Swap Payments and
                  (y) any Swap Termination Payment owed to the Swap Counterparty, including, without limitation, any Senior Defaulted Swap Termination Payment, but not including any other Defaulted Swap Termination Payment owed to the Swap Counterparty, if any, remaining unpaid on that Distribution Date after distributions under Section 5.02(a)(1)(A)(i) for that Distribution Date;

            (ii)  to the holders of the Group 1 Senior Certificates pursuant to
                  Section 5.03 hereof, until their respective Class Principal Balances are reduced to zero;

            (iii) to the Class 1-M-1 Certificates, the Class 1-M-1 Principal
                  Distribution Amount, until its Class Principal Balance is reduced to zero;

            (iv) to the Class 1-M-2 Certificates, the Class 1-M-2 Principal Distribution Amount, until its Class Principal Balance is reduced to zero;

            (v) to the Class 1-M-3 Certificates, the Class 1-M-3 Principal Distribution Amount, until its Class Principal Balance is reduced to zero;

            (vi) to the Class 1-M-4 Certificates, the Class 1-M-4 Principal Distribution Amount, until its Class Principal Balance is reduced to zero;

            (vii) to the Class 1-M-5 Certificates, the Class 1-M-5 Principal
                  Distribution Amount, until its Class Principal Balance is reduced to zero;

            (viii) to the Class 1-M-6 Certificates, the Class 1-M-6 Principal
                  Distribution Amount, until its Class Principal Balance is reduced to zero;


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            (ix)  to the Class 1-B-1 Certificates, the Class 1-B-1 Principal
                  Distribution Amount, until its Class Principal Balance is reduced to zero;

            (x) to the Class 1-B-2 Certificates, the Class 1-B-2 Principal Distribution Amount, until its Class Principal Balance is reduced to zero; and

            (xi) to the Class 1-B-3 Certificates, the Class 1-B-3 Principal Distribution Amount, until its Class Principal Balance is reduced to zero;

            (xii) any remaining Group 1 Principal Distribution Amount on any
                  Distribution Date will be will be distributed pursuant to
                  Section 5.02(a)(1)(C) hereof.

      (C) On each Distribution Date the remaining Net Monthly Excess Cashflow, after giving effect to the distribution of the Extra Principal Distribution Amount for that Distribution Date, shall be distributed to the Swap Counterparty and the Group 1 Certificates in the following order of priority, in each case to the extent of the amounts remaining:

            (i) to the Swap Account, the sum of (x) all Net Swap Payments and
      (y) any Swap Termination Payment owed to the Swap Counterparty, including, without limitation, any Senior Defaulted Swap Termination Payment, but not including any other Defaulted Swap Termination Payment owed to the Swap Counterparty, if any, remaining unpaid on that Distribution Date after distributions under Sections 5.02(a)(1)(A)(i), 5.02(a)(1)(B)(i) and 5.02(a)(1)(B)(ii) for that Distribution Date;

            (ii) to the Class 1-M-1 Certificates, the related Interest Carry Forward Amount;

            (iii) to the Class 1-M-1 Certificates, the related Unpaid Realized Loss Amount;

            (iv) to the Class 1-M-2 Certificates, the related Interest Carry Forward Amount;

            (v) to the Class 1-M-2 Certificates, the related Unpaid Realized Loss Amount;

            (vi) to the Class 1-M-3 Certificates, the related Interest Carry Forward Amount;

            (vii) to the Class 1-M-3 Certificates, the related Unpaid Realized Loss Amount;

            (viii) to the Class 1-M-4 Certificates, the related Interest Carry Forward Amount;

            (ix) to the Class 1-M-4 Certificates, the related Unpaid Realized Loss Amount;

            (x) to the Class 1-M-5 Certificates, the related Interest Carry Forward Amount;

            (xi) to the Class 1-M-5 Certificates, the related Unpaid Realized Loss Amount;


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

            (xii) to the Class 1-M-6 Certificates, the related Interest Carry Forward Amount;

            (xiii) to the Class 1-M-6 Certificates, the related Unpaid Realized Loss Amount;

            (xiv) to the Class 1-B-1 Certificates, the related Interest Carry Forward Amount;

            (xv) to the Class 1-B-1 Certificates, the related Unpaid Realized Loss Amount;

            (xvi) to the Class 1-B-2 Certificates, the related Interest Carry Forward Amount;

            (xvii) to the Class 1-B-2 Certificates, the related Unpaid Realized Loss Amount;

            (xviii) to the Class 1-B-3 Certificates, the related Interest Carry Forward Amount;

            (xix) to the Class 1-B-3 Certificates, the related Unpaid Realized Loss Amount;

            (xx) sequentially, first (i) concurrently, to the Class 1-A Certificates with Basis Risk Carry Forward Amounts on that Distribution Date, first pro rata, based on their respective Class Principal Balances to the extent needed to pay any Basis Risk Carry Forward Amount Carryover for each such Class and then, pro rata, based on any Basis Risk Carry Forward Amount Carryover for each such Class, in an amount up to the amount of any Basis Risk Carry Forward Amount remaining unpaid for such Classes of Certificates and then (ii) sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-B-1, Class 1-B-2 and Class 1-B-3 Certificates, in that order, in an amount up to the amount of any Basis Risk Carry Forward Amount for such Classes of Certificates;

            (xxi) sequentially, first (i) concurrently, to the Class 1-A Certificates, first pro rata, based on their respective Class Principal Balances to the extent needed to pay any Unpaid Interest Shortfall Amount for each such Class and then, pro rata, based on any Unpaid Interest Shortfall Amount for each such Class, in an amount up to the amount of any Unpaid Interest Shortfall Amount remaining unpaid for such Classes of Certificates and then (ii) sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-B-1, Class 1-B-2 and Class 1-B-3 Certificates, in that order, in an amount up to the amount of any Unpaid Interest Shortfall Amount for such Classes of Certificates;

            (xxii) to the Swap Account, the amount of any Defaulted Swap Termination Payment, other than a Senior Defaulted Swap Termination Payment, owed to the Swap Counterparty;

            (xxiii) to the Class OC Certificates, the Class OC Distributable Amount; and


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

            (xxiv) to the holders of the Class A-R Certificates, any remaining amounts; provided that if such Distribution Date is the Distribution Date immediately following the expiration of the latest prepayment charge term or any Distribution Date thereafter, then any such remaining amounts, together with the Class P-1 Distribution Amount, will be distributed first, to the holders of the Class P-1 Certificates, until the Class Principal Balance thereof has been reduced to zero; and second, to the holders of the Class A-R Certificates.

For the avoidance of doubt, Section 5.02(a)(1)(C) is intended to cause the Class OC Certificates to receive from amounts remaining after the application of all other clauses of Section 5.02(a)(1)(C) preceding it, an amount up to the sum of the Class OC Distributable Amount for that Distribution Date and any Class OC Distributable Amounts remaining unpaid from prior Distribution Dates and the Securities Administrator shall construe Section 5.02(a)(1)(C) as necessary so as to accomplish such result.

      (D) On each Distribution Date, the Class P-1 Distribution Amount received during the related Prepayment Period will be distributed to the holders of the Class P-1 Certificates. On the Distribution Date in October 1, 2011, the $1,000 held in trust for the Class P-1 Certificates will be distributed to the holders of the Class P-1 Certificates.

(2) With respect to the Available Funds for Loan Group 2 on each Distribution Date, the Securities Administrator shall withdraw such Available Funds from the funds available therefor in the Distribution Account and apply such funds to distributions on the specified Classes of Group 2 Senior Certificates in the following order and priority and, in each case, to the extent of such Available Funds remaining:

            (i) [Reserved];

            (ii) concurrently, to each interest-bearing Class of Group 2 Senior Certificates, an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount, any shortfall being allocated among such Classes in proportion to the amount of the Class Optimal Interest Distribution Amount, with respect to the Group 2 Certificates that would have been distributed in the absence of such shortfall; provided that prior to an Accrual Termination Date, the related Accrual Amount shall be distributed as provided in Section 5.02(a)(2)(iii);

            (iii) [Reserved];

            (iv) to each Class of Group 2 Senior Certificates, concurrently as follows:

                  (x) [Reserved]; and

                  (y) the related Principal Amount, up to the amount of the
            Senior Principal Distribution Amount for Loan Group 2 for such Distribution Date, will be distributed sequentially in the following order of priority:

                        (1) to the Class A-R Certificates until its Class
                  Principal Balance is reduced to zero; and


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

                        (2) concurrently, to the Class 2-A-1 and Class 2-A-2
                  Certificates, pro rata, until their respective Class Principal Balances are reduced to zero;

                  (v)   [Reserved];

(3) With respect to the Available Funds for Loan Group 3 on each Distribution Date, the Securities Administrator shall withdraw such Available Funds from the funds available therefor in the Distribution Account and apply such funds to distributions on the specified Classes of Group 3 Senior Certificates in the following order and priority and, in each case, to the extent of such Available Funds remaining:

                  (i) [Reserved];

                  (ii) concurrently, to each interest-bearing Class of Group 3
            Senior Certificates, an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount, any shortfall being allocated among such Classes in proportion to the amount of the Class Optimal Interest Distribution Amount, with respect to the Group 3 Certificates that would have been distributed in the absence of such shortfall; provided that prior to an Accrual Termination Date, the related Accrual Amount shall be distributed as provided in Section 5.02(a)(3)(iii);

                  (iii) [Reserved];

                  (iv) to each Class of Group 3 Senior Certificates,
            concurrently as follows:

                        (x) [Reserved]; and

                        (y) on each Distribution Date prior to the Senior
                  Credit Support Depletion Date, the related Principal Amount, up to the amount of the Senior Principal Distribution Amount for Loan Group 3 for such Distribution Date, will be distributed to the Class 3-A Certificates until its Class Principal Balance is reduced to zero;

                  (v) [Reserved];

(4) With respect to the Available Funds for Loan Group 4 on each Distribution Date, the Securities Administrator shall withdraw such Available Funds from the funds available therefor in the Distribution Account and apply such funds to distributions on the specified Classes of Group 4 Senior Certificates in the following order and priority and, in each case, to the extent of such Available Funds remaining:

                  (i) [Reserved];

                  (ii) concurrently, to each interest-bearing Class of Group 4
            Senior Certificates, an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount, any shortfall being allocated among such Classes in proportion to the amount of the Class Optimal Interest Distribution Amount, with respect to the Group 4 Certificates


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

            that would have been distributed in the absence of such shortfall; provided that prior to an Accrual Termination Date, the related Accrual Amount shall be distributed as provided in Section 5.02(a)(4)(iii);

                  (iii) [Reserved];

                  (iv) to each Class of Group 4 Senior Certificates,
            concurrently as follows:

                        (x) [Reserved]; and

                        (y) the related Principal Amount, up to the amount of
                  the Senior Principal Distribution Amount for Loan Group 4 for such Distribution Date, will be distributed concurrently, to the Class 4-A-1 and Class 4-A-2 Certificates, pro rata, until their respective Class Principal Balances are reduced to zero; and

                  (v) [Reserved];

(5) With respect to the Available Funds for Loan Group 5 on each Distribution Date, the Securities Administrator shall withdraw such Available Funds from the funds available therefor in the Distribution Account and apply such funds to distributions on the specified Classes of Group 5 Senior Certificates in the following order and priority and, in each case, to the extent of such Available Funds remaining:

                  (i) [Reserved];

                  (ii) concurrently, to each interest-bearing Class of Group 5
            Senior Certificates, an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount, any shortfall being allocated among such Classes in proportion to the amount of the Class Optimal Interest Distribution Amount, with respect to the Group 5 Certificates that would have been distributed in the absence of such shortfall; provided that prior to an Accrual Termination Date, the related Accrual Amount shall be distributed as provided in Section 5.02(a)(5)(iii);

                  (iii) [Reserved];

                  (iv) to each Class of Group 5 Senior Certificates,
            concurrently as follows:

                        (x) [Reserved]; and

                        (y) the related Principal Amount, up to the amount of
                  the Senior Principal Distribution Amount for Loan Group 5 for such Distribution Date, will be distributed to the Group 5 Senior Certificates in the following order or priority:

                        1. 74.3456303279%, concurrently, to the Class 5-A-1,
                  Class 5-A-4 and Class 5-A-5 Certificates, pro rata, until their respective Class Principal Balances are reduced to zero; and

                        2. 25.6543696721%, sequentially, to the Class 5-A-2 and
                  Class 5-A-3 Certificates, in that order, until their respective Class Principal Balances are reduced to zero; and

                  (v) [Reserved];

(6) With respect to the Available Funds for Loan Group 6 on each Distribution Date, the Securities Administrator shall withdraw such Available Funds from the funds available therefor in the Distribution Account and apply such funds to distributions on the specified Classes of Group 6 Senior Certificates in the following order and priority and, in each case, to the extent of such Available Funds remaining:

                  (i) [Reserved];

                  (ii) concurrently, to each interest-bearing Class of Group 6
            Senior Certificates, an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount, any shortfall being allocated among such Classes in proportion to the amount of the Class Optimal Interest Distribution Amount, with respect to the Group 6 Certificates that would have been distributed in the absence of such shortfall; provided that prior to an Accrual Termination Date, the related Accrual Amount shall be distributed as provided in Section 5.02(a)(6)(iii);

                  (iii) [Reserved];

                  (iv) to each Class of Group 6 Senior Certificates,
            concurrently as follows:

                        (x) [Reserved]; and

                        (y) the related Principal Amount, up to the amount of
                  the Senior Principal Distribution Amount for Loan Group 6 for such Distribution Date, will be distributed concurrently, to the Class 6-A-1 and Class 6-A-2 Certificates, pro rata, until their respective Class Principal Balances are reduced to zero; and;

                  (v) [Reserved];

(7) With respect to the Aggregate Group II Senior Certificates, on each Distribution Date, after making the distributions described in Section 5.02(a)(2) and Section 5.02(a)(3) above, Available Funds from each Loan Group in Aggregate Loan Group II after making the distributions described in Section 5.02(a)(2) and Section 5.02(a)(3) will be distributed to the Aggregate Group II Senior Certificates to the extent provided in Section 5.08 hereof. With respect to the Aggregate Group III Senior Certificates, on each Distribution Date, after making the distributions described in Section 5.02(a)(4), Section 5.02(a)(5) and Section 5.02(a)(6) above, Available Funds from each Loan Group in Aggregate Loan Group III after making the distributions described in Section 5.02(a)(4), Section 5.02(a)(5) and Section 5.02(a)(6) will be distributed to the Aggregate Group III Senior Certificates to the extent provided in Section
5.08 hereof.


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

(8) I. On each Distribution Date, Available Funds from all of the Aggregate Group II Loan Groups remaining after making the distributions described in
Section 5.02(a)(2), Section 5.02(a)(3) and Section 5.02(a)(7) above, will be distributed to the Aggregate Group II Subordinated Certificates and the Class P-2 Certificates in the following order and priority and, in each case, to the extent of such funds remaining:

                  (A) to the Class II-B-1 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class II-B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Principal Balance thereof is reduced to zero;

                  (C) to the Class II-B-2 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class II-B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Principal Balance thereof is reduced to zero;

                  (E) to the Class II-B-3 Certificates, an amount allocable to interest equal to the amount of the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class II-B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Principal Balance thereof is reduced to zero;

                  (G) to the Class II-B-4 Certificates, an amount allocable to interest equal to the amount of the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class II-B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Principal Balance thereof is reduced to zero;

                  (I) to the Class II-B-5 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class II-B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Principal Balance thereof is reduced to zero;


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

                  (K) to the Class II-B-6 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class II-B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Principal Balance thereof is reduced to zero.

II. On each Distribution Date, Available Funds from all of the Aggregate Group III Loan Groups remaining after making the distributions described in Section 5.02(a)(4), Section 5.02(a)(5), Section 5.02(a)(6) and Section 5.02(a)(7)
above, will be distributed to the Aggregate Group III Subordinated Certificates and the Class A-R Certificates in the following order and priority and, in each case, to the extent of such funds remaining:

                  (A) to the Class III-B-1 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class III-B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Principal Balance thereof is reduced to zero;

                  (C) to the Class III-B-2 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class III-B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Principal Balance thereof is reduced to zero;

                  (E) to the Class III-B-3 Certificates, an amount allocable to interest equal to the amount of the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class III-B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Principal Balance thereof is reduced to zero;

                  (G) to the Class III-B-4 Certificates, an amount allocable to interest equal to the amount of the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class III-B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Principal Balance thereof is reduced to zero;


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

                  (I) to the Class III-B-5 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class III-B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Principal Balance thereof is reduced to zero;

                  (K) to the Class III-B-6 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class III-B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Principal Balance thereof is reduced to zero;

                  (M) [Reserved]; and

                  (N) to the Class A-R Certificates, any remaining funds in the
            Trust Fund.

      On each Distribution Date, all amounts representing Prepayment Penalties on the Aggregate Group II Mortgage Loans received by the Securities Administrator with respect to the related Prepayment Period will be distributed to the holders of the Class P-2 Certificates. On the Distribution Date in October 1, 2011, the $1,000 held in trust for the Class P-2 Certificates will be distributed to the holders of the Class P-2 Certificates.

      (b) On each Distribution Date with respect to each Class or Component of Accrual Certificates, the Accrual Amount for such Class or Component for such Distribution Date shall not (except as provided in the second to last sentence in this paragraph) be distributed as interest with respect to such Class or Component of Accrual Certificates, but shall instead be added to the related Class Principal Balance of such Class on the related Distribution Date. With respect to any Distribution Date on which principal payments on any Class or Component of Accrual Certificates are distributed pursuant to Section 5.02(a)(2)(iv)(y), Section 5.02(a)(3)(iv)(y) or 5.02(a)(4)(iv)(y), Section
5.02(a)(5)(iv)(y) or 5.02(a)(6)(iv)(y), as applicable, the related Accrual Amount shall be deemed to have been added on such Distribution Date to the related Class Principal Balance or Component Balance (and included in the amount distributable on the related Class or Classes or Component of Accretion Directed Certificates pursuant to Section 5.02(a)(2)(iii), Section 5.02(a)(3)(iii), Section 5.02(a)(4)(iii), Section 5.02(a)(5)(iii) or Section 5.02(a)(6)(iii), as applicable, for such Distribution Date) and the related distribution thereon shall be deemed to have been applied concurrently towards the reduction of all or a portion of the amount so added and, to the extent of any excess, towards the reduction of the Class Principal Balance or Component Balance of such Class or Component of Accrual Certificates immediately prior to such Distribution Date.

      (c) On each Distribution Date on or after the related Senior Credit Support Depletion Date, notwithstanding the allocations and priorities set forth in Section 5.02(a)(5)(iv)(y), the portion of Available Funds available to be distributed as principal of the

Group 5 Senior Certificates shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Principal Balances, until the Class Principal Balances thereof are reduced to zero.

      (d) On each Distribution Date, the amount referred to in clause (i) of the definition of Class Optimal Interest Distribution Amount for each Class of Aggregate Group II Certificates and Aggregate Group III Certificates for such Distribution Date shall be reduced for each Class of Aggregate Group II Senior Certificates and Aggregate Group III Senior Certificates of a Senior Certificate Group and each Class of Aggregate Group II Subordinated Certificates and Aggregate Group III Subordinated Certificates by (i) the related Class' pro rata share of Net Prepayment Interest Shortfalls for such Aggregate Group II Loan Group and Aggregate Group III Loan Group based (x) with respect to a Class of Aggregate Group II Senior Certificates and Aggregate Group III Senior Certificates, on the related Class Optimal Interest Distribution Amount and (y) with respect to a Class of Aggregate Group II Subordinated Certificates and Aggregate Group III Subordinated Certificates on or prior to a related Senior Termination Date on the Assumed Interest Amount and on or after such Senior Termination Date, the related Class' Class Optimal Interest Distribution Amount for such Distribution Date, without taking into account such Net Prepayment Interest Shortfalls and (ii) the related Class' Allocable Share of (A) after the related Special Hazard Coverage Termination Date, with respect to each Mortgage Loan in the related Aggregate Group II Loan Group or in the related Aggregate Group III Loan Group (or, after the Senior Credit Support Depletion Date, any Aggregate Group II Mortgage Loan or Aggregate Group III Mortgage Loan, as applicable) that became a Special Hazard Mortgage Loan during the calendar month preceding the month of such Distribution Date, the excess of one month's interest at the related Adjusted Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month, (B) after the Bankruptcy Coverage Termination Date, with respect to each Aggregate Group II Mortgage Loan or Aggregate Group III Mortgage Loan that became subject to a Bankruptcy Loss during the calendar month preceding the month of such Distribution Date, the interest portion of the related Debt Service Reduction or Deficient Valuation, (C) each Relief Act Reduction for the Aggregate Group II Mortgage Loans and the Aggregate Group III Mortgage Loan in the related Loan Group (or, after the Senior Credit Support Depletion Date, any Mortgage Loan) incurred during the calendar month preceding the month of such Distribution Date and (D) after the related Fraud Loss Coverage Termination Date, with respect to each Mortgage Loan in the related Aggregate Group II Loan Group or in the related Aggregate Group III Loan Group (or, after the Senior Credit Support Depletion Date, any Aggregate Group II Mortgage Loan or Aggregate Group III Mortgage Loan, as applicable) that became a Fraud Loan during the calendar month preceding the month of such Distribution Date, the excess of one month's interest at the related Adjusted Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month.

      (e) Notwithstanding the priority and allocation contained in Section 5.02(a)(8)I., with respect to the Aggregate Group II Subordinated Certificates, and in Section 5.02(a)(8)II., with respect to the Aggregate Group III Subordinated Certificates, if, on any Distribution Date, with respect to any Class of Aggregate Group II Subordinated Certificates and Aggregate Group

III Subordinated Certificates (other than the Class of Aggregate Group II Subordinated Certificates and the Aggregate Group III Subordinated Certificates, then outstanding with the highest priority of distribution), the sum of the related Class Subordination Percentages of such Class and of all Classes of Aggregate Group II Subordinated Certificates and Aggregate Group III Subordinated Certificates, which have a higher numerical Class designation than such Class (the "Applicable Credit Support Percentage") is less than the Original Applicable Credit Support Percentage for such Class, no distribution of Principal Prepayments will be made to any such Classes (the "Restricted Classes") and the amount of such Principal Prepayments otherwise distributable to the Restricted Classes shall be distributed to the outstanding Classes of Aggregate Group II Subordinated Certificates or Aggregate Group III Subordinated Certificates, as applicable, having lower numerical Class designations than such Class, pro rata, based on their respective Class Principal Balances immediately prior to such Distribution Date and shall be distributed in the sequential order provided in Section 5.02(a)(8)I. or Section 5.02(a)(8)II.. Notwithstanding anything in this Agreement to the contrary, the Class of Subordinated Certificates in an Aggregate Certificate Group then outstanding with the highest distribution priority shall not be a Restricted Class.

      (f) If the amount of a Realized Loss on an Aggregate Group II Mortgage Loan has been reduced by application of Subsequent Recoveries with respect to a Liquidated Mortgage Loan in Aggregate Loan Group II, the amount of such Subsequent Recoveries will be applied sequentially, in the order of payment priority, to increase the Class Principal Balance of each Class of Aggregate Group II Certificates to which Realized Losses have been allocated, but in each case by not more than the amount of Realized Losses previously allocated to that Class of Aggregate Group II Certificates pursuant to Section 5.04. Holders of such Certificates will not be entitled to any payment in respect of the Class Optimal Interest Distribution Amount on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied pro rata to the Certificate Balance of each Certificate of such Class. If the amount of a Realized Loss on an Aggregate Group III Mortgage Loan has been reduced by application of Subsequent Recoveries with respect to a Liquidated Mortgage Loan in Aggregate Loan Group III, the amount of such Subsequent Recoveries will be applied sequentially, in the order of payment priority, to increase the Class Principal Balance of each Class of Aggregate Group III Certificates to which Realized Losses have been allocated, but in each case by not more than the amount of Realized Losses previously allocated to that Class of Aggregate Group III Certificates pursuant to Section 5.04. Holders of such Certificates will not be entitled to any payment in respect of the Class Optimal Interest Distribution Amount on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied pro rata to the Certificate Balance of each Certificate of such Class.

      (g) On each Distribution Date with respect to each Class or Component of Accrual Certificates, the Accrual Amount for such Class or Component for such Distribution Date shall not (except as provided in the second to last sentence in this paragraph) be distributed as interest with respect to such Class or Component of Accrual Certificates, but shall instead be added to the related Class Principal Balance of such Class on the related Distribution Date. With respect to any Distribution Date on which principal payments on any Class or Component of Accrual Certificates are distributed pursuant to Section 5.02(a)(2)(iv)(y), Section 5.02(a)(3)(iv)(y), 5.02(a)(4)(iv)(y),
5.02(a)(5)(iv)(y) or 5.02(a)(6)(iv)(y), as applicable, the


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related Accrual Amount shall be deemed to have been added on such Distribution
Date to the related Class Principal Balance or Component Balance (and included in the amount distributable on the related Class or Classes or Component of Accretion Directed Certificates pursuant to Section 5.02(a)(2)(iv)(y), Section 5.02(a)(3)(iv)(y), 5.02(a)(4)(iv)(y), 5.02(a)(5)(iv)(y) or 5.02(a)(6)(iv)(y),
as applicable, for such Distribution Date) and the related distribution thereon shall be deemed to have been applied concurrently towards the reduction of all or a portion of the amount so added and, to the extent of any excess, towards the reduction of the Class Principal Balance or Component Balance of such Class or Component of Accrual Certificates immediately prior to such Distribution Date.

      Section 5.03. Allocation of Principal Payments to Class 1-A Certificates.

      Any principal distributions allocated to the Class 1 A Certificates are required to be allocated concurrently as follows:

            (i) 23.3853579597% to the Class 1-A-1 Certificates, until its Class Principal Balance is reduced to zero; and

            (ii) 76.6146410403% sequentially, to the Class 1-A-2, Class 1-A-3, Class 1-A-4 and Class 1-A-5 Certificates, in the following order of priority:

                  1. sequentially, to the Class 1-A-2 and Class 1-A-3
            Certificates, in that order, until their respective Class Principal Balances are reduced to zero; and

                  2. concurrently, to the Class 1-A-4 and Class 1-A-5
            Certificates, pro rata, until their respective Class Principal Balances are reduced to zero; provided, however that if a Group 1-A Sequential Trigger Event is in effect, the principal distributions to the Class 1-A-4 and Class 1-A-5 Certificates will be allocated sequentially, to the Class 1-A-4 and Class 1-A-5 Certificates, in that order, until their respective Class Principal Balances are reduced to zero.

      Notwithstanding the allocation of principal to the Class 1-A Certificates described above, from and after the Distribution Date on which the aggregate Class Principal Balances of the Group 1 Subordinated Certificates and the Class Principal Balance of the Class OC Certificates have been reduced to zero, any principal distributions allocated to the Class 1-A Certificates are required to be allocated pro rata among the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4 and Class 1-A-5 Certificates, until their respective Class Principal Balances have been reduced to zero, with the exception that if a Sequential Trigger Event is in effect, principal distributions to the Class 1-A-4 and Class 1-A-5 Certificates shall be allocated, to the Class 1-A-4 Certificates, until its Class Principal Balances is reduced to zero and then to the Class 1-A-5 Certificates, until its Class Principal Balances is reduced to zero.

      Section 5.04. Allocation of Losses.

      (a) On or prior to each Distribution Date, the Securities Administrator shall aggregate the information provided by each Servicer with respect to the total amount of Realized Losses, including Excess Losses, experienced on the Mortgage Loan in the related Aggregate


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Loan Group for the related Distribution Date, separately identifying Realized
Losses on the Mortgage Loans in each Loan Group.

      (b) Realized Losses with respect to the Mortgage Loans on any Distribution Date shall be allocated as follows:

            (i) any Applied Loss Amounts on the Group 1 Mortgage Loans shall be allocated first to the Class OC Certificates, until its Class Principal Balance is reduced to zero, and second, to the Group 1 Subordinated Certificates in reverse order of their respective priorities of payment (beginning with the Class of Class 1-B Certificates then outstanding with the highest numerical Class designation or, if no Classes of Class 1-B Certificates are outstanding, then beginning with the Class of Class 1-M Certificates then outstanding with the highest numerical Class designation) until the respective Class Principal Balance of each such Class is reduced to zero; and

            (ii) (A) any Realized Loss (other than an Excess Loss) on a Mortgage Loan in Aggregate Loan Group II shall be allocated first to the Aggregate Group II Subordinated Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinated Certificates then outstanding with the highest numerical Class designation) until the respective Class Principal Balance of each such Class is reduced to zero, and second to the Aggregate Group II Senior Certificates (other than any Notional Amount Certificates, if applicable), pro rata on the basis of their respective Class Principal Balances or, in the case of any Class of Accrual Certificates or Accrual Component, on the basis of the lesser of their Class Principal Balance or Component Balance, as applicable, and their initial Class Principal Balance or Component Balance, as applicable, in each case immediately prior to the related Distribution Date until the respective Class Principal Balance of each such Class is reduced to zero; provided, that any Realized Losses other than Excess Losses on the Group 2 Mortgage Loans that would otherwise be allocated to the Class 2-A-1 Certificates will instead be allocated to the Class 2-A-2 Certificates, until its Class Principal Balance is reduced to zero; and

            (B) any Excess Losses on the Mortgage Loans in an Aggregate Group II Loan Group shall be allocated to the Classes of Certificates of the related Senior Certificate Group (other than any Notional Amount Certificates) and the Aggregate Group II Subordinated Certificates then outstanding, pro rata, on the basis of, with respect to such Senior Certificates, their respective Class Principal Balances, or in the case of any Class of Accrual Certificates or Accrual Component, on the basis of the lesser of their respective Class Principal Balance and their respective initial Class Principal Balance or their respective Component Balance or their respective initial Component Balance, as the case may be, in each case immediately prior to the related Distribution Date and, with respect to each Class of Aggregate Group II Subordinated Certificates, the applicable Assumed Balance for each such Class relating to the Loan Group in which such Realized Loss occurs; provided, however, on any Distribution Date after a related Senior Termination Date for an Aggregate Group II Senior Certificate Group, such Excess Losses on the Mortgage Loans in the related Loan Group will be allocated to the Aggregate Group II Subordinated Certificates on the basis of their respective Class Principal Balances; and provided further that after the Senior Credit Support Depletion


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      Date, such Excess Losses shall be allocated pro rata to all Classes and
      Components of Aggregate Group II Senior Certificates (other than any Notional Amount Certificates, if applicable) regardless of Senior Certificate Group on the basis of their respective initial Class Principal Balances or Component Balances, as applicable, or in the case of any or in the case of any Class of Accrual Certificates or Accrual Component, on the basis of the lesser of their respective Class Principal Balance and their respective initial Class Principal Balance or their respective Component Balance or their respective initial Component Balance, as the case may be, in each case immediately prior to the related Distribution Date; and

            (iii) (A) any Realized Loss (other than an Excess Loss) on a Mortgage Loan in Aggregate Loan Group III shall be allocated first to the Aggregate Group III Subordinated Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinated Certificates then outstanding with the highest numerical Class designation) until the respective Class Principal Balance of each such Class is reduced to zero, and second to the Aggregate Group III Senior Certificates (other than any Notional Amount Certificates, if applicable), pro rata on the basis of their respective Class Principal Balances or, in the case of any Class of Accrual Certificates or Accrual Component, on the basis of the lesser of their Class Principal Balance or Component Balance, as applicable, and their initial Class Principal Balance or Component Balance, as applicable, in each case immediately prior to the related Distribution Date until the respective Class Principal Balance of each such Class is reduced to zero; provided, however, that (i) any Realized Losses other than Excess Losses on the Group 4 Mortgage Loans that would otherwise be allocated to the Class 4-A-1 Certificates will instead be allocated to the Class 4-A-2 Certificates until its Class Principal Balance is reduced to zero, (ii) any Realized Losses other than Excess Losses on the Group 5 Mortgage Loans that would otherwise be allocated to the Class 5-A-2, Class 5-A-3 or Class 5-A-4 Certificates will instead be allocated to the Class 5-A-5 Certificates, until its Class Principal Balance is reduced to zero, and
      (iii) any Realized Losses other than Excess Losses on the Group 6 Mortgage Loans that would otherwise be allocated to the Class 6-A-1 Certificates will instead be allocated to the Class 6-A-2 Certificates, until its Class Principal Balance is are reduced to zero; and

            (B) any Excess Losses on the Mortgage Loans in an Aggregate Group III Loan Group shall be allocated to the Classes of Certificates of the related Senior Certificate Group (other than any Notional Amount Certificates) and the Aggregate Group III Subordinated Certificates then outstanding, pro rata, on the basis of, with respect to such Senior Certificates, their respective Class Principal Balances, or in the case of any Class of Accrual Certificates or Accrual Component, on the basis of the lesser of their respective Class Principal Balance and their respective initial Class Principal Balance or their respective Component Balance or their respective initial Component Balance, as the case may be, in each case immediately prior to the related Distribution Date and, with respect to each Class of Aggregate Group III Subordinated Certificates, the applicable Assumed Balance for each such Class relating to the Loan Group in which such Realized Loss occurs; provided, however, on any Distribution Date after the second Senior Termination Date for an Aggregate Group III Senior Certificate Group, such Excess Losses on the Mortgage Loans in the related Loan Group will be allocated to the


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      Aggregate Group III Subordinated Certificates on the basis of their respective Class Principal Balances; and provided further that after the Senior Credit Support Depletion Date, such Excess Losses shall be allocated pro rata to all Classes and Components of Aggregate Group III Senior Certificates (other than any Notional Amount Certificates, if applicable) regardless of Senior Certificate Group on the basis of their respective initial Class Principal Balances or Component Balances, as applicable, or in the case of any or in the case of any Class of Accrual Certificates or Accrual Component, on the basis of the lesser of their respective Class Principal Balance and their respective initial Class Principal Balance or their respective Component Balance or their respective initial Component Balance, as the case may be, in each case immediately prior to the related Distribution Date.

      (c) (i) The Class Principal Balance of the Class of Aggregate Group III Subordinated Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Principal Balances of all outstanding Classes of Aggregate Group III Certificates (after giving effect to the distribution of principal and the allocation of Realized Losses on the Aggregate Group III Mortgage Loans on such Distribution Date) exceeds the sum of the Pool Stated Principal Balance of the Aggregate Group III Mortgage Loans for the following Distribution Date.

            (ii) The Class Principal Balance of the Class of Aggregate Group II Subordinated Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Principal Balances of all outstanding Classes of Aggregate Group II Certificates (after giving effect to the distribution of principal and the allocation of Realized Losses on the Aggregate Group II Mortgage Loans on such Distribution
      Date) exceeds the sum of the Pool Stated Principal Balance of the Aggregate Group II Mortgage Loans for the following Distribution Date.

            (iii) The Class Principal Balance of the Class of Group 1 Subordinated Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Principal Balances of all outstanding Classes of Group 1 Certificates (after giving effect to the distribution of principal and the allocation of Applied Loss Amounts on the Group 1 Mortgage Loans on such Distribution Date) exceeds the aggregate Stated Principal Balance of the Group 1 Mortgage Loans for the following Distribution Date. For the avoidance of doubt, no reductions will be made in the Class Principal Balance of the Class 1-A Certificates in respect of Realized Losses on the Group 1 Mortgage Loans.

      (d) Any Realized Loss allocated to a Class of Aggregate Group III Certificates, a Class of Aggregate Group II Certificates or any Applied Loss Amounts allocated to a Class of Group 1 Certificates or any reduction in the Class Principal Balance of a Class of Certificates pursuant to Section 5.04(b) above shall be allocated among the Certificates of such Class in proportion to their respective Certificate Balances.


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

      (e) Any allocation of Realized Losses to a Certificate or to any Component or any reduction in the Certificate Balance of a Certificate, pursuant to Section 5.04(b) above shall be accomplished by reducing the Certificate Balance or Component Balance thereof, as applicable, immediately following the distributions made on the related Distribution Date in accordance with the definition of "Certificate Balance" or "Component Balance," as the case may be. All Realized Losses, Applied Loss Amounts or Excess Losses allocated to a Class of Component Certificates will be allocated, pro rata, to the related Components.

      (f) For the avoidance of doubt, no Realized Losses on the Mortgage Loans shall be allocated to the Class P-1 or Class P-2 Certificates.

      Section 5.05. Advances by the Master Servicer.

      If any Servicer fails to remit any Advance required to be made under the applicable Purchase and Servicing Agreement, the Master Servicer shall itself make, or shall cause the successor Servicer to make, such Advance. If the Master Servicer determines that an Advance is required, it shall on the Business Day preceding the related Distribution Date immediately following such Determination Date remit to the Securities Administrator from its own funds (or funds advanced by the applicable Servicer) for deposit in the Distribution Account immediately available funds in an amount equal to such Advance. The Master Servicer and each Servicer shall be entitled to be reimbursed for all Advances made by it. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that an Advance is non-recoverable, the Master Servicer shall be under no obligation to make such Advance. If the Master Servicer determines that an Advance is non-recoverable, it shall, on or prior to the related Distribution Date, deliver an Officer's Certificate to the Trustee and the Securities Administrator to such effect.

      Section 5.06. Compensating Interest Payments. The amount of compensation payable to the Securities Administrator in respect of the Mortgage Loans and any Distribution Date shall be reduced (but not below zero) by the amount of any aggregate Compensating Interest Payment from the Servicers for such Distribution Date, but only to the extent that Prepayment Interest Shortfalls relating to such Distribution Date are required to be paid by the Servicers pursuant to the Purchase and Servicing Agreements, as amended by the Acknowledgements, but are not actually paid by the Servicer. Such amount shall not be treated as an Advance and shall not be reimbursable.

      Section 5.07. [Reserved].

      Section 5.08. Cross-Collateralization; Adjustments to Available Funds.

      (a) [Reserved]

      (b) If on any Distribution Date the aggregate Class Principal Balance of Aggregate Group II Senior Certificates in an Aggregate Group II Senior Certificate Group is greater than the aggregate Stated Principal Balance of the Aggregate Group II Mortgage Loans in the related Loan Group (the "Undercollateralized Group(s)") at the end of the Prepayment Period related to the immediately preceding Distribution Date, then the Trustee shall apply the


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Available Funds of the other Loan Group that is not undercollateralized (the
"Overcollateralized Group"), as follows:

            (i) to add to the Available Funds of the Undercollateralized Group an amount equal to the lesser of (a) one month's interest on the Transfer Payment Received of the Undercollateralized Group at the Weighted Average Mortgage Rate (minus the weighted average Expense Fee Rate) applicable to the Undercollateralized Group and (b) Available Funds of the Overcollateralized Group remaining after making distributions to the Certificates of the Overcollateralized Group on such Distribution Date pursuant to Section 5.02; and

            (ii) to the Senior Certificates of each Undercollateralized Group, to the extent of the principal portion of Available Funds of the Overcollateralized Group remaining after making distributions to the Senior Certificates of the Overcollateralized Group on such Distribution Date pursuant to Section 5.02, until the Class Principal Balance of the Senior Certificates of such Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group.

      The payment received by the Undercollateralized Group is referred to as a "Transfer Payment Received." The payment made by the Overcollateralized Group is referred to as a "Transfer Payment Made."

      (c) With respect to the Aggregate Group III Certificates, on each Distribution Date after the first related Senior Termination Date but prior to the earlier of the related Senior Credit Support Depletion Date and the second related Senior Termination Date, the Securities Administrator shall distribute the principal portion of Available Funds on the Aggregate Group III Mortgage Loans relating to the Aggregate Group III Senior Certificates that will have been paid in full to the holders of the Aggregate Group III Senior Certificates of the other Aggregate Group III Certificate Groups, pro rata, based on Class Principal Balances, provided, however, that the Securities Administrator shall not make such distribution on such Distribution Date if (a) the Aggregate Subordinated Percentage for such Distribution Date is greater than or equal to 200% of such Aggregate Subordinated Percentage as of the Closing Date and (b) the average aggregate Stated Principal Balance of the Aggregate Group III Mortgage Loans delinquent 60 days or more over the last six months, as a percentage of the Class Principal Balance of the Aggregate Group III Subordinated Certificates, is less than 50%.

      (d) If on any Distribution Date the aggregate Class Principal Balance of Aggregate Group III Senior Certificates in an Aggregate Group III Senior Certificate Group is greater than the aggregate Stated Principal Balance of the Aggregate Group III Mortgage Loans in the related Loan Group (the "Undercollateralized Group(s)") at the end of the Prepayment Period related to the immediately preceding Distribution Date, then the Trustee shall apply the Available Funds of the other Loan Group(s) that is not undercollateralized (the "Overcollateralized Group"), as follows:

            (i) to add to the Available Funds of the Undercollateralized Group an amount equal to the lesser of (a) one month's interest on the Transfer Payment Received of the Undercollateralized Group at the Weighted Average Mortgage Rate (minus the weighted


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      average Expense Fee Rate) applicable to the Undercollateralized Group(s)
      and (b) Available Funds of the Overcollateralized Group(s) remaining after making distributions to the Certificates of the Overcollateralized Group(s) on such Distribution Date pursuant to Section 5.02; and

            (ii) to the Senior Certificates of each Undercollateralized Group, to the extent of the principal portion of Available Funds of the Overcollateralized Group(s) remaining after making distributions to the Senior Certificates of the Overcollateralized Group(s) on such Distribution Date pursuant to Section 5.02, until the Class Principal Balance of the Senior Certificates of such Undercollateralized Group(s) equals the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group(s), any shortfall of such Available Funds to be allocated among such Undercollateralized Group(s), pro rata, based upon the respective Transfer Payments.

      The payment received by the Undercollateralized Group is referred to as a "Transfer Payment Received." The payment made by the Overcollateralized Group is referred to as a "Transfer Payment Made."

      (e) If more than one Overcollateralized Group in Aggregate Loan Group III exists on any Distribution Date, reductions in the Available Funds of such Loan Groups in Aggregate Loan Group III to make the payments required to be made pursuant to Section 5.08(d) on such Distribution Date shall be made pro rata, based on the Class Principal Balance of the related Senior Certificates.

      Section 5.09. Determination of Pass-Through Rates for LIBOR Certificates.

      (a) On each Interest Determination Date after the initial Interest Determination Date and for so long as any LIBOR Certificates are outstanding, the Securities Administrator will determine LIBOR on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S. dollars as found on Telerate page 3750 as of 11:00 a.m. London time on each LIBOR Determination Date. "Telerate Page 3750" means the display page currently so designated on the Moneyline Telerate Service (formerly the Dow Jones Markets) (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

      (b) If on any Interest Determination Date, LIBOR cannot be determined as provided in paragraph (a) of this Section 5.09, the Securities Administrator shall either (i) request each Reference Bank to inform the Securities Administrator of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such Interest Determination Date or (ii) in lieu of making any such request, rely on such Reference Bank quotations that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), to the extent available. LIBOR for the next Interest Accrual Period will be established by the Securities Administrator on each interest Determination Date as follows:


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            (i) If on any Interest Determination Date two or more Reference
      Banks provide such offered quotations, LIBOR for the next applicable Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

            (ii) If on any Interest Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous Interest Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Securities Administrator determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Securities Administrator are quoting, on the relevant Interest Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Securities Administrator, being so made, or (ii) in the event that the Securities Administrator can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Securities Administrator are quoting on such Interest Determination Date to leading European banks.

            (iii) If on any Interest Determination Date the Securities Administrator is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR for the related Classes of Certificates shall be LIBOR as determined on the preceding applicable Interest Determination Date or (B) in the case of the first Interest Determination Date, LIBOR shall be 5.09250%.

      Until all of the LIBOR Certificates are paid in full, the Securities Administrator will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each Interest Determination Date. The Securities Administrator initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Securities Administrator and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Master Servicer should terminate its appointment as Reference Bank, the Securities Administrator shall promptly appoint or cause to be appointed another Reference Bank. The Securities Administrator shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

      (c) The Pass-Through Rate for each Class of LIBOR Certificates for each Interest Accrual Period shall be determined by the Securities Administrator on each Interest Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement.


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

      (d) In determining LIBOR, any Pass-Through Rate for the LIBOR Certificates, any Interest Settlement Rate, or any Reserve Interest Rate, the Securities Administrator may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Dow Jones Markets) from the BBA designated banks, the Reference Banks or the New York City banks as to LIBOR, the Interest Settlement Rate or the Reserve Interest Rate, as appropriate, in effect from time to time. The Securities Administrator shall not have any liability or responsibility to any Person for (i) the selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) its inability, following a good-faith reasonable effort, to obtain such quotations from, the BBA designated banks, the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 5.09.

      (e) The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Securities Administrator shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Securities Administrator.

      Section 5.10. The Swap Account.

      (a) The Securities Administrator shall establish and maintain the Swap Account, a separate non-interest bearing trust account for the benefit of the holders of the Group 1 Certificates (the "Swap Account") on behalf of the trustee of the supplemental interest trust. The Swap Account shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement. The Swap Account shall be held by a separate trust (the "Supplemental Interest Trust") as part of the Assets of the Supplemental Interest Trust. The Supplemental Interest Trust shall not be an asset of any REMIC. For the avoidance of doubt, any amounts paid from the Swap Account to the Group 1 Certificates shall be deemed to have been distributed from the Supplemental Interest Trust.

      (b) On or prior to each Distribution Date prior to the Swap Termination Date, Swap Termination Payments, Net Swap Payments owed to the Swap Counterparty and Net Swap Receipts for that Distribution Date shall be deposited into a trust account (the "Swap Account") established by the Securities Administrator, on behalf of the Trustee, as part of the Assets of the Supplemental Interest Trust.

      (c) Funds in the Swap Account shall be distributed to the Group 1 Certificates and to the Swap Counterparty in the following order of priority:

            (i) to the Swap Counterparty, all Net Swap Payments, if any, owed to the Swap Counterparty for that Distribution Date;

            (ii) to the Swap Counterparty, any Swap Termination Payment, including, without limitation, any Senior Defaulted Swap Termination Payment but not including any other Defaulted Swap Termination Payment, for that Distribution Date;

            (iii) concurrently, to the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4 and Class 1-A-5 Certificates, pro rata, any unpaid Interest Carry Forward Amounts;


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

            (iv) sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-B-1, Class 1-B-2 and Class 1-B-3 Certificates, in that order, any unpaid Interest Carry Forward Amounts;

            (v) to the Group 1 Certificates in accordance with the principal distribution rules in effect for such Distribution Date, in an amount equal to the lesser of: (i) the amount necessary to meet the Overcollateralization Target for that Distribution Date and (ii) the aggregate of all prior and current unreimbursed Realized Loss Amounts not previously distributed;

            (vi) concurrently, to the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4 and Class 1-A-5 Certificates, pro rata, in an amount up to their respective Swap Payment Allocations for that Distribution Date, any remaining Basis Risk Carry Forward Amounts;

            (vii) sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-B-1, Class 1-B-2 and Class 1-B-3 Certificates, in that order, in an amount up to their respective Swap Payment Allocations for that Distribution Date, any remaining Basis Risk Carry Forward Amounts;

            (viii) concurrently, to the Group 1 Certificates, pro rata by need, any remaining Basis Risk Carry Forward Amounts;

            (ix) sequentially to the Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-B-1, Class 1-B-2 and Class 1-B-3 Certificates, in that order, any remaining Unreimbursed Realized Loss Amounts;

            (x) to the Swap Counterparty, any Defaulted Swap Termination Payment, other than a Senior Defaulted Swap Termination Payment, owed to the Swap Counterparty for that Distribution Date; and

            (xi) all remaining amounts to the holder of the Class OC
      Certificates.

      Section 5.11. Certain Matters Regarding The Swap Agreement.

      (a) In the event that, upon the Supplemental Interest Trust entering into a replacement interest rate swap following the occurrence of an Additional Termination Event of the type described in Part 1(h)(ii) of the Swap Agreement, the Supplemental Interest Trust is entitled to receive a payment from a replacement swap provider, the Securities Administrator shall direct the replacement swap provider to make such payment to the Swap Account. Any Senior Defaulted Swap Termination Payment shall be made from the Swap Account to the Swap Counterparty immediately upon receipt of such payment, regardless of whether the date of receipt thereof is a Distribution Date. To the extent that any Replacement Swap Counterparty Payment is made to an account other than the Swap Account, then, notwithstanding anything to the contrary contained in this Agreement, any Senior Defaulted Swap Termination Payment shall be paid to the Swap Counterparty immediately upon receipt of such Replacement Swap Counterparty Payment, regardless of whether the date of receipt thereof is a Distribution Date and without regard to anything to the contrary contained in this Agreement. For the avoidance of


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

doubt, the parties agree that the Swap Counterparty shall have first priority to any Replacement Swap Counterparty Payment over the payment by the Supplemental Interest Trust to Certificateholders, any Servicer, the Master Servicer, the Securities Administrator, each Custodian or any other Person.

      (b) The Securities Administrator shall account for the Supplemental Interest Trust as a grantor trust under subpart E, Part I of subchapter J of the Code and not as an asset of any Trust REMIC created pursuant to this Agreement. The beneficial owners of the Supplemental Interest Trust are the Class OC Certificateholders. For federal income tax purposes, Net Swap Payments and Swap Termination Payments payable to the Swap Counterparty shall be deemed to be paid to the Swap Account from the Master REMIC, first, by the Holder of the Class OC Certificates and second, other than any Defaulted Swap Termination Payment, from the Master REMIC by the Holders of the applicable Class or Classes of Group 1 Certificates as and to the extent provided in Section 10.01 hereof.

      (c) Any Basis Risk Carry Forward Amounts (excluding any such Amounts attributable to the excess of the Group 1 REMIC Cap over the Net WAC Pass-Through Rate) distributed by the Securities Administrator to the Group 1 Certificateholders shall be accounted for by the Securities Administrator, for federal income tax purposes, as amounts paid first to the Holders of the Class OC Certificates, and then to the respective Class or Classes of Offered Certificates. In addition, the Securities Administrator shall account for the rights of Holders of each Class of Offered Certificates to receive the Basis Risk Carry Forward Amounts from the Swap Account (along with Basis Risk Carry Forward Amounts payable from Net Monthly Excess Cashflow) as rights in a separate limited recourse interest rate cap contract written by the Class OC Certificateholders and the Swap Counterparty in favor of Holders of each such Class.

      (d) The Swap Account shall be an "outside reserve fund" for federal income tax purposes and not an asset of any Trust REMIC. Furthermore, the Holders of the Class OC Certificates shall be the beneficial owners of the Supplemental Interest Trust for all federal income tax purposes, and shall be taxable on all income earned thereon.

      (e) With respect to the failure of the Swap Counterparty to perform any of its payment obligations under the Swap Agreement, the breach by the Swap Counterparty of any of its representations and warranties made pursuant to the Swap Agreement, or the termination of the Swap Agreement, the Securities Administrator on behalf of the Supplemental Interest Trust shall send any notices and make any demands, on behalf of the Supplemental Interest Trust as are required under the Swap Agreement. To the extent that the Swap Counterparty fails to make any payment required under terms of the Swap Agreement, the Securities Administrator on behalf of the Supplemental Interest Trust shall immediately demand that Morgan Stanley, the guarantor of the Swap Counterparty's payment obligations under the guarantee of Morgan Stanley relating to the Swap Agreement, make any and all payments then required to be made by Morgan Stanley pursuant to such guarantee. The Securities Administrator on behalf of the Supplemental Interest Trust shall cause any replacement swap provider to provide a copy of the related replacement interest rate swap agreement to the Securities Administrator on behalf of the Supplemental Interest Trust and the Depositor.


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

            Notwithstanding any provision contained in this Agreement, the Securities Administrator shall not be required to make any distributions from the Swap Account except as expressly set forth in this Section 5.11 or in
Section 5.10.

      (f) Upon a Collateralization Event or a Substitution Event, the Securities Administrator, acting at the written direction of the Depositor, shall attempt to obtain Rating Agency approval for the ISDA Credit Support Annex and following final negotiation of the ISDA Credit Support Annex the Securities Administrator shall demand payment of the Delivery Amount (as defined in the ISDA Credit Support Annex) on each Valuation Date (as defined in the ISDA Credit Support Annex) and to perform its other obligations in accordance with the ISDA Credit Support Annex. If a Delivery Amount is demanded, the Securities Administrator, acting at the written direction of the Depositor, shall set up an account in accordance with Section 5.10 to hold cash or other eligible investments pledged under such ISDA Credit Support Annex. Any cash or other eligible investments pledged under an ISDA Credit Support Annex shall not be part of the Distribution Account or the Supplemental Interest Trust unless they are applied in accordance with such ISDA Credit Support Annex to make a payment due to the Supplemental Interest Trust pursuant to the Swap Agreement. If Eligible Credit Support (as defined in the ISDA Credit Support Annex) with a value equal to the Delivery Amount is not delivered, the Securities Administrator shall notify the Swap Counterparty of such failure.

      (g) Upon an Event of Default (as defined in the Swap Agreement) or Termination Event (as defined in the Swap Agreement) for which the Supplemental Interest Trust has the right to designate an Early Termination Date (as defined in the Swap Agreement), the Securities Administrator will act at the written direction of the Depositor as to whether it will designate an Early Termination Date; provided, however, that the Securities Administrator shall provide written notice to each Rating Agency following the Event of Default or Termination Event. Upon the termination of the Swap Agreement under the circumstances contemplated by this Section 5.11(f), the Securities Administrator shall use its reasonable best efforts to enforce the rights of the Supplemental Interest Trust thereunder as may be permitted by the terms of the Swap Agreement and consistent with the terms hereof, and shall apply the proceeds of any such efforts to enter into a replacement swap agreement with another swap provider. To the extent such replacement swap agreement can be entered into, any termination payments received by the Supplemental Interest Trust in respect of the terminated swap agreement shall be used, to the extent necessary, by the Supplemental Interest Trust for the purpose of entering into such replacement swap agreement.

      (h) In the event that the Issuing Entity receives a Swap Termination Payment, and a successor Swap Counterparty (or its guarantor) cannot be obtained, then the Securities Administrator will be required to deposit any Swap Termination Payment into a reserve account that is a sub-account of the Swap Account. On each subsequent Distribution Date (so long as funds are available in such reserve account), the Securities Administrator will be required to withdraw from the reserve account and deposit into the Swap Account an amount equal to the amount of any Net Swap Receipt due the Issuing Entity (calculated in accordance with the terms of the original Swap Agreement) and treat such amount as a Net Swap Receipt for purposes of determining the distributions from the Swap Account. The remaining amount in the reserve account will remain in that account and not treated as a Swap Termination Payment for purposes of determining the distributions from the Swap Account until the final Swap Termination Date.


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      (i) The Swap Counterparty shall be an express third party beneficiary of this Agreement for the purpose of enforcing the provisions hereof to the extent of the Swap Counterparty's rights explicitly specified herein as if a party hereto.

      (j) Notwithstanding any contrary provision of this Agreement, no amendment shall adversely affect in any material respect the Swap Counterparty without at least ten Business Days' prior notice to the Swap Counterparty and without the prior written consent of the Swap Counterparty, which consent shall not be unreasonably withheld. The Depositor shall provide the Swap Counterparty with prior written notice of any proposed material amendment of this Agreement

                                   ARTICLE VI

                           CONCERNING THE TRUSTEE AND
                THE SECURITIES ADMINISTRATOR; EVENTS OF DEFAULT

      Section 6.01. Duties of Trustee and the Securities Administrator.

      (a) The Trustee, except during the continuance of an Event of Default, and the Securities Administrator undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee or the Securities Administrator provided for in this Agreement shall not be construed as a duty of the Trustee or the Securities Administrator. If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee or the Securities Administrator shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs, unless the Trustee is acting as master servicer, in which case it shall use the same degree of care and skill (in its capacity as successor Master Servicer) as a master servicer hereunder.

      (b) Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer or any Servicer to the Trustee or the Securities Administrator pursuant to this Agreement, and shall not be required to recalculate or verify any numerical information furnished to the Trustee or the Securities Administrator pursuant to this Agreement. Subject to the immediately preceding sentence, if any such resolution, certificate, statement, opinion, report, document, order or other instrument is found not to conform to the form required by this Agreement in a material manner the Securities Administrator shall take such action as it deems appropriate to cause the instrument to be corrected, and if the instrument is not corrected to the Securities Administrator 's satisfaction, the Securities Administrator will provide notice thereof to the Certificateholders and will, at the expense of the Trust Fund, which expense shall be


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

reasonable given the scope and nature of the required action, take such further action as directed by the Certificateholders.

      (c) Neither the Trustee nor the Securities Administrator shall have any liability arising out of or in connection with this Agreement, except for its respective negligence or willful misconduct. Notwithstanding anything in this Agreement to the contrary, neither the Trustee nor the Securities Administrator shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits). No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates as provided in
      Section 6.18 hereof;

            (ii) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Holders of the Certificates and this Agreement;

            (iii) For all purposes under this Agreement, the Securities Administrator shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Master Servicer (i) to remit funds (or to make Advances) or (ii) to furnish information to the Securities Administrator when required to do so) unless a Responsible Officer of the Securities Administrator has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Securities Administrator at the address provided in
      Section 11.07, and such notice references the Holders of the Certificates and this Agreement;

            (iv) No provision of this Agreement shall require the Trustee or the Securities Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it; and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement;

            (v) Neither the Trustee nor the Securities Administrator shall be responsible for any act or omission of each other or the Master Servicer, the Depositor, the Seller, any Servicer or any Custodian.

      (d) The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been


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

delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall promptly remit to the Master Servicer, upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property related to a Mortgage Loan.

      (e) Neither the Trustee nor the Securities Administrator shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator or exercising any trust or power conferred upon the Trustee or the Securities Administrator, as applicable, under this Agreement or the Acknowledgements.

      (f) Neither the Trustee nor the Securities Administrator shall be required to perform services under this Agreement, or to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the timely payment of its fees and expenses or the repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator, as applicable, to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or any Servicer under this Agreement or any Purchase and Servicing Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

      (g) The Trustee shall not be held liable by reason of any insufficiency in the Distribution Account resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

      (h) Neither the Trustee nor, except as otherwise provided herein, the Securities Administrator shall have any duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account, or (D) to confirm or verify the contents of any reports or certificates of the Master Servicer or any Servicer delivered to the Trustee or the Securities Administrator pursuant to this Agreement believed by the Trustee or the Securities Administrator, as applicable, to be genuine and to have been signed or presented by the proper party or parties.


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

      (i) Neither the Securities Administrator nor the Trustee shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee or the Securities Administrator, as applicable, unless it shall be proved that the Trustee or the Securities Administrator, as applicable, was negligent in ascertaining the pertinent facts.

      (j) Notwithstanding anything in this Agreement to the contrary, neither the Securities Administrator nor the Trustee shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee or the Securities Administrator, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action.

      (k) Neither the Securities Administrator nor the Trustee shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them agents of one another, or of any Servicer.

      Section 6.02. Certain Matters Affecting the Trustee and the Securities Administrator.

      Except as otherwise provided in Section 6.01:

            (i) Each of the Trustee and the Securities Administrator may request, and may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) Each of the Trustee and the Securities Administrator may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (iii) Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (iv) Unless an Event of Default shall have occurred and be continuing, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of at least a majority in Class Principal Balance (or Percentage Interest) of each Class of Certificates; provided, however, that, if the payment within a reasonable time to the Trustee or the Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, not reasonably assured to the Trustee or the Securities Administrator by the security afforded to it by the terms of this Agreement, the Trustee or


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

      the Securities Administrator, as applicable, may require indemnity reasonably satisfactory to it against such expense or liability or payment of such estimated expenses from the Certificateholders as a condition to proceeding. The reasonable expense thereof shall be paid by the party requesting such investigation and if not reimbursed by the requesting party shall be reimbursed to the Trustee or the Securities Administrator, as applicable, by the Trust Fund;

            (v) Each of the Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee and the Securities Administrator conferred on them by such appointment, provided that each of the Trustee and the Securities Administrator shall continue to be responsible for its duties and obligations hereunder to the extent provided herein, and provided further that neither the Trustee nor the Securities Administrator shall be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by the Trustee or the Securities Administrator, as applicable;

            (vi) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or the Acknowledgements or to institute, conduct or defend any litigation hereunder or in relation hereto, in each case at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as applicable, security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

            (vii) The right of the Trustee and the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its negligence or willful misconduct in the performance of such act; and

            (viii) Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

      Section 6.03. Trustee and Securities Administrator Not Liable for
                    Certificates.

      The Trustee and the Securities Administrator make no representations as to the validity or sufficiency of this Agreement, any Purchase and Servicing Agreement or Acknowledgement, any Swap Agreement or of the Certificates (other than, in the case of the Securities Administrator, the certificate of authentication on the Certificates) or of any Mortgage Loan, or related document save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of


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

creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law. The Trustee and the Securities Administrator shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans to the Trust Fund by the Depositor or for the use or application of any funds deposited into the Distribution Account or any other fund or account maintained with respect to the Certificates. The Trustee and the Securities Administrator shall not be responsible for the legality or validity of this Agreement or any other document or agreement described in this Section 6.03 or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. Neither the Trustee nor, except as otherwise provided herein, the Securities Administrator shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

      Section 6.04. Trustee and the Securities Administrator May Own
Certificates.

      The Trustee and the Securities Administrator and any Affiliate or agent of either of them in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust business with the other parties hereto and their Affiliates with the same rights it would have if it were not Trustee, Securities Administrator or such agent.

      Section 6.05. Eligibility Requirements for Trustee.

      The Trustee hereunder shall at all times be (i) an institution whose accounts are insured by the FDIC, (ii) a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) not an Affiliate of the Master Servicer or any Servicer. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

      Section 6.06. Resignation and Removal of Trustee and the Securities Administrator.

      (a) The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Securities Administrator, the Depositor and the Master Servicer. Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee, by written instrument, one copy of which instrument shall be delivered to the resigning Trustee, one copy to the successor trustee, one copy to the Securities Administrator and one copy to the Master Servicer. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the


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resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      At least 15 calendar days prior to the effective date of such resignation, the Trustee shall provide (x) written notice to the Depositor and the Master Servicer of any successor pursuant to this Section (other than a successor appointed by the Depositor in accordance with the preceding paragraph) and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to the resignation of the Trustee.

      (b) If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.05 and shall fail to resign after written request therefor by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of either of their property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii) (A) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located due to the location of the Trustee, (B) the imposition of such tax would be avoided by the appointment of a different trustee and (C) the Trustee fails to indemnify the Trust Fund against such tax (iv) the continued use of the Trustee would result in a downgrading of the rating by any Rating Agency of any Class of Certificates with a rating, or (v) the Trustee fails to comply with its obligations under the penultimate paragraph of Section 6.14(a), in the preceding paragraph or Article XII and such failure is not remedied within the lesser of 10 calendar days or such period in which the applicable Exchange Act Report can be filed timely (without taking into account any extensions), then, in the case of clauses (i) through (iv), the Depositor shall remove the Trustee and the Depositor shall appoint a successor trustee, acceptable to the Master Servicer by written instrument, one copy of which instrument shall be delivered to the Trustee so removed, one copy to the successor trustee, one copy to the Securities Administrator and one copy to the Master Servicer.

      (c) The Holders of more than 50% of the Class Principal Balance (or Percentage Interest) of each Class of Certificates may at any time upon 30 days' written notice to the Trustee and to the Depositor remove the Trustee by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor, one copy to the Trustee, one copy to the Securities Administrator and one copy to the Master Servicer; the Depositor shall thereupon appoint a successor trustee in accordance with this Section.

      (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee, as provided in Section 6.07. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after such notice of dismissal, the Trustee who received such notice of dismissal may petition any court of competent jurisdiction for the appointment of a successor trustee.


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      (e) The Securities Administrator shall not resign except in accordance with the provisions of Sections 9.06 and 9.07 hereof, to the same extent that the Master Servicer is entitled to resign or assign or delegate, as applicable, its duties hereunder.

      (f) If at any time the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 9.10 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Securities Administrator shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Securities Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Securities Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Securities Administrator or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different Securities Administrator, then the Depositor or the Trustee may remove the Securities Administrator and appoint a successor securities administrator by written instrument, in triplicate, one copy of which instrument shall be delivered to the Securities Administrator so removed, one copy of which shall be delivered to the Master Servicer and one copy to the successor securities administrator.

      (g) If no successor securities administrator shall have been appointed and shall have accepted appointment within 60 days after Wells Fargo Bank, N.A., as Securities Administrator, ceases to be the securities administrator pursuant to this Section 6.06, then the Trustee (as successor Securities Administrator) shall perform the duties of the Securities Administrator pursuant to this Agreement. The Trustee shall notify the Rating Agencies of any change of the Securities Administrator. In such event, the Trustee shall assume all of the rights and obligations of the Securities Administrator hereunder arising thereafter except that the Trustee shall not be (i) liable for losses of the predecessor Securities Administrator or any acts or omissions of the predecessor Securities Administrator hereunder, (ii) deemed to have made any representations and warranties of the Securities Administrator made herein and
(iii) subject to the same resignation limitations as set forth in Section 9.06 hereof; provided, however, that the Trustee (as successor securities administrator) shall not resign until a successor securities administrator has accepted appointment pursuant to Section 6.07 hereof. The Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Securities Administrator until such time as the Trustee may be required to act as successor Securities Administrator pursuant to this Section 6.06 and thereupon only for the acts or omissions of the Trustee as successor Securities Administrator. If the Trustee is unwilling, or unable, to act as successor Securities Administrator, then, in such event, the Trustee may appoint, or petition a court of competent jurisdiction to appoint a successor Securities Administrator meeting the criteria set forth in Section
9.10 hereof. Such successor Securities Administrator shall be entitled to the Securities Administrator Compensation.

      (h) The Trustee as successor securities administrator shall be entitled to be reimbursed for all reasonable costs and expenses associated with the transfer of the duties of the Securities Administrator by the predecessor Securities Administrator, including, without limitation, any costs or expenses associated with the complete transfer of all securities administrator data and the completion, correction or manipulation of such securities administrator data as may be required by the Trustee as successor securities administrator to correct any errors or insufficiencies in such securities administrator data or otherwise to enable


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the Trustee or successor securities administrator to perform the duties of the
Securities Administrator properly and effectively; provided, however, that the predecessor Securities Administrator shall not be obligated to make any such reimbursements if such Securities Administrator was terminated or removed without cause or if such termination or removal was a result of the imposition of any tax on the Trust Estate by any state in which the Securities Administrator or the Trust Fund is located. If such costs are not paid by the predecessor Securities Administrator, the Trustee shall pay such costs from the Trust Fund.

      (i) The Trustee, as successor Securities Administrator, as compensation for its activities hereunder as successor Securities Administrator, shall be entitled to retain or withdraw from the Distribution Account an amount equal to the Securities Administrator Compensation.

      (j) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Securities Administrator and appoint a successor securities administrator by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor Securities Administrator to the Trustee, one complete set to the Securities Administrator so removed and one complete set to the successor so appointed. Notice of any removal of the Securities Administrator shall be given to each Rating Agency by the successor securities administrator.

      (k) Any resignation or removal of the Securities Administrator and appointment of a successor securities administrator pursuant to any of the provisions of this Section 6.06 or Section 9.06 shall become effective upon acceptance by the successor securities administrator of appointment as provided in Section 6.07 hereof.

      (l) If the Securities Administrator and the Master Servicer are the same Person, any removal of the Master Servicer pursuant to an Event of Default shall also result in the removal of the Securities Administrator and require the appointment of a successor pursuant to this Section and Section 6.07.

      (m) The Securities Administrator shall cooperate with the Trustee and any successor securities administrator in effecting the termination of the Securities Administrator's responsibilities and rights hereunder, providing to the Trustee and successor securities administrator all documents and records in electronic or other form reasonably requested by it to enable it to assume the Securities Administrator's functions hereunder and for the transfer to the Trustee or successor Securities Administrator of all amounts in the Distribution Account or any other account or fund maintained by the Securities Administrator with respect to the Trust Fund. Neither the Trustee nor the Master Servicer, as applicable, nor any other successor, as applicable, shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by
(i) the failure of the predecessor Securities Administrator to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the predecessor Securities Administrator to cooperate as required by this Agreement, (iii) the failure of the predecessor Securities Administrator to deliver the related Mortgage Loan data as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the predecessor Securities Administrator. No successor securities administrator shall be deemed to be in default hereunder by reason of any


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failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering cash, documents or records to it related to such distribution, or (ii) the failure of Trustee or the Master Servicer to cooperate as required by this Agreement.

      Section 6.07. Successor Trustee and Successor Securities Administrator.

      (a) Any successor trustee or successor securities administrator appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee or predecessor securities administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator, as applicable, shall become effective and such successor trustee or successor securities administrator, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or securities administrator, as applicable, herein. The predecessor trustee or predecessor securities administrator, as applicable, shall deliver to the successor trustee or successor securities administrator, as applicable, all Trustee Mortgage Files and documents and statements related to each Trustee Mortgage File held by it hereunder, and shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the predecessor trustee in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement. In addition, the Depositor and the predecessor trustee or predecessor securities administrator, as applicable, shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee or successor securities administrator, as applicable, all such rights, powers, duties and obligations.

      (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 6.05 and has provided to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Trustee.

      (c) Upon acceptance of appointment by a successor trustee or successor securities administrator, as applicable, as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee or securities administrator, as applicable, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to any Rating Agency. The costs of such mailing shall be borne by the Master Servicer.

      (d) Any successor securities administrator shall also either serve as auction administrator pursuant to Section 7.01(b) hereof or select an investment bank to act as auction administrator at the expense of the Trust Fund.


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      (e) Any successor trustee or successor securities administrator appointed as provided in Section 6.06 shall also be the successor trustee or successor securities administrator, as applicable, with respect to the Supplemental Interest Trust.

      Section 6.08. Merger or Consolidation of Trustee or the Securities
                    Administrator.

      Any Person into which the Trustee or Securities Administrator may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee or Securities Administrator shall be a party, or any Persons succeeding to the business of the Trustee or Securities Administrator, shall be the successor to the Trustee or Securities Administrator hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that, in the case of the Trustee, such Person shall be eligible under the provisions of Section 6.05.

      At least 15 calendar days prior to the effective date of any succession by merger or consolidation of the Trustee or the Securities Administrator, the Trustee or the Securities Administrator, as applicable, shall provide (x) written notice to the Depositor of any successor pursuant to this Section and
(y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Trustee or Securities Administrator, as applicable.

      Section 6.09. Appointment of Co-Trustee, Separate Trustee or Custodian.

      (a) Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Class Principal Balance (or Percentage Interest) of every Class of Certificates shall have the power from time to time to appoint one or more Persons, approved by the Trustee, to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the Trustee has been advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located. The separate Trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The obligation of the Master Servicer to make Advances pursuant to Section 5.05 hereof shall not be affected or assigned by the appointment of a co-trustee.

      (b) Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:


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            (i) all powers, duties, obligations and rights conferred upon the
      Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

            (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

            (iii) no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

            (iv) the Trustee may at any time, by an instrument in writing executed by it, with the concurrence of the Depositor, accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

      (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy given to the Master Servicer.

      (d) Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      (e) No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
6.05 hereunder and no notice to the Certificateholders of the appointment shall be required under Section 6.07 hereof.

      (f) The Securities Administrator on behalf of the Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee's obligations hereunder.


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      (g) The Trust shall pay the reasonable compensation of the co-trustees
(which compensation shall not reduce any compensation payable to the Trustee under such Section).

      Section 6.10. Authenticating Agents.

      (a) The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. The Securities Administrator is hereby appointed as initial Authenticating Agent, and the Securities Administrator accepts such appointment. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

      (b) Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

      (c) Any Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee and the Depositor. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor authenticating agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 6.10. No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee.

      Section 6.11. Indemnification of the Trustee and the Securities Administrator.

      The Trustee (in its individual capacity and in its representative capacity as Trustee hereunder) and the Securities Administrator and their respective directors, officers, employees and agents shall be entitled to indemnification from the Trust Fund for any loss, liability or expense (including the reasonable compensation and the expenses and disbursements of its agents or counsel), incurred without negligence or willful misconduct on their part, arising out of, or in connection with, the acceptance or administration of the trusts created hereunder or under the Purchase and Servicing Agreements, the Acknowledgements, the Custodial


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Agreements, or the Swap Agreement or in connection with the performance of their duties hereunder or thereunder including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder or thereunder, provided that:

            (i) with respect to any such claim, the Trustee or the Securities Administrator, as applicable, shall have given the Depositor written notice thereof promptly after the Trustee, the Securities Administrator, as applicable, shall have knowledge thereof;

            (ii) while maintaining control over its own defense, the Trustee or the Securities Administrator, as applicable, shall cooperate and consult fully with the Depositor in preparing such defense; and

            (iii) notwithstanding anything to the contrary in this Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee or the Securities Administrator, as applicable, entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

      The provisions of this Section 6.11 shall survive any termination of this Agreement and the resignation or removal of the Trustee or the Securities Administrator or Custodian, as applicable, and shall be construed to include, but not be limited to any loss, liability or expense under any environmental law.

      Section 6.12. Fees and Expenses of the Master Servicer, Securities
                    Administrator, the Trustee and the Custodians.

      (a) For so long as Wells Fargo Bank, National Association is the Master Servicer and the Securities Administrator, the Securities Administrator shall be entitled to be paid by the Master Servicer reasonable compensation for the Securities Administrator's services hereunder in an amount to be agreed upon between the Master Servicer and the Securities Administrator. Should Wells Fargo Bank, National Association no longer be both the Master Servicer and the Securities Administrator, the Securities Administrator shall be entitled to receive the Securities Administrator Compensation payable pursuant to Section 4.02(b)(ii) hereof. The Securities Administrator shall be entitled to all disbursements and advancements incurred or made by the Securities Administrator in accordance with this Agreement (including fees and expenses of its counsel and all persons not regularly in its employment), except any such expenses arising from its negligence, bad faith or willful misconduct.

      (b) As compensation for its services hereunder, the Trustee and each Custodian shall each be entitled to receive a fee (which, in the case of the Trustee, shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) which shall be paid by the Master Servicer pursuant to a separate agreement between the Trustee, the Custodians and the Master Servicer. Any expenses incurred by the Trustee or the Custodians shall be reimbursed in accordance with Section 6.11. Notwithstanding any provision in any Custodial Agreement to the contrary, the parties hereto acknowledge and agree that (i) the Master Servicer shall only be obligated to pay to each Custodian the fee agreed to by such Custodian and the Master Servicer in the separate fee agreement referred to above, and (ii)


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except as may be expressly set forth therein with respect to the Master
Servicer, in no event shall the Master Servicer have any responsibility or liability for the payment of any other fees or any expenses or other amounts, if any, that may be payable to a Custodian under the related Custodial Agreement, all of which shall be payable in accordance with the terms and conditions of such Custodial Agreement.

      Section 6.13. Collection of Monies.

      Except as otherwise expressly provided in this Agreement, the Securities Administrator on behalf of the Trustee may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by the Securities Administrator on behalf of the Trustee pursuant to this Agreement. The Securities Administrator on behalf of the Trustee shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement.

      Section 6.14. Events of Default; Trustee To Act; Appointment of
Successor.

      (a) The occurrence of any one or more of the following events shall constitute an "Event of Default" with respect to the Master Servicer:

            (i) Any failure by the Master Servicer to furnish the Securities Administrator the Mortgage Loan data on the Mortgage Loans sufficient to prepare the reports described in Section 4.05 which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Securities Administrator or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of not less than 25% of the Class Principal Balance of each Class of Certificates affected thereby; or

            (ii) Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than those referred to in (vii) and (ix) below) on the part of the Master Servicer contained in this Agreement (including any obligation to enforce any Purchase and Servicing Agreement) or any representation or warranty of the Master Servicer shall prove to be untrue in any material respect, which failure or breach continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates; provided that the sixty-day cure period shall not apply so long as the Depositor is required to file Exchange Act Reports with respect to the Trust Fund, the failure to comply with the requirements set forth in Section 9.11, Section 9.05 and Section 9.06 (with respect to notice and information to be provided to the Depositor) or Article XII, for which the grace period shall not exceed the lesser of 10 calendar days or such period in which the applicable Exchange Act Report can be filed timely (without taking into account any extensions); or


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            (iii) A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or any Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Certificates because of the financial condition or loan servicing capability of such Master Servicer; or

            (iv) The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

            (v) The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

            (vi) The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in Section 9.05 hereof; or

            (vii) If a representation or warranty set forth in Section 9.03 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 90 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates; or

            (viii) A sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Trustee and Certificateholders holding more than 50% of the Aggregate Voting Interests of the Certificates; or

            (ix) After receipt of notice from the Trustee or the Securities Administrator, any failure of the Master Servicer to make any Advances required to be made by it hereunder; or

            (x) (a) Any failure by the Master Servicer to deposit in the Distribution Account or remit to the Securities Administrator any payment required to be made by the Master Servicer under the terms of this Agreement (other than an Advance required


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      pursuant to Section 5.05 hereof), which failure shall continue unremedied for three Business Days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Securities Administrator, Trustee or the Depositor or to the Master Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates or (b) any failure by the Master Servicer to deposit in the Distribution Account or remit to the Securities Administrator any Advance required to be made by the Master Servicer under Section 5.05 hereof, which failure shall continue unremedied for one Business Day after the date upon which written notice of such failure shall have been given to the Master Servicer by the Securities Administrator, Trustee or the Depositor or to the Master Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

            (xi) If the Master Servicer and the Securities Administrator are the same Person, any removal of the Securities Administrator pursuant to
      Section 6.06.

      If an Event of Default described in clauses (i) through (ix) or (xi) of this Section shall occur with respect to the Master Servicer, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time prescribed by this Section, the Trustee, by notice in writing to the Master Servicer may, and, if so directed by (a) Certificateholders evidencing more than 50% of the Class Principal Balance of each Class of Certificates or (b) the Depositor, in the case of a failure related to a filing obligation triggered by a Reportable Event; the Trustee shall by notice in writing to the Master Servicer (with a copy to each Rating Agency and the Depositor), terminate all of the respective rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof. Subject to Section 6.01(c)(ii), if an Event of Default described in clause (x) of this Section shall occur with respect to the Master Servicer, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time prescribed by this Section, the Trustee shall by notice in writing to the Master Servicer terminate all of the respective rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, and with respect to the Master Servicer only in its capacity as Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee; and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the affected Mortgage Loans and related documents or otherwise. The defaulting Master Servicer agrees to cooperate with the Trustee and the Securities Administrator in effecting the termination of the defaulting Master Servicer's responsibilities and rights hereunder as Master Servicer which includes, without limitation, notifying the Servicers of the assignment of the master servicing function and providing the Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Trustee or its designee to assume the defaulting Master Servicer's functions hereunder and the transfer to the Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Distribution Account, any related Custodial


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Account and any other account or fund maintained with respect to the
Certificates or thereafter received with respect to the affected Mortgage Loans. The Master Servicer being terminated shall bear all costs of the transfer of the master servicing to the successor master servicer, including but not limited to those of the Trustee or Securities Administrator reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending the Agreement, if necessary. If such costs are not paid by the terminated Master Servicer, the Trustee shall pay such costs from the Trust Fund.

      Notwithstanding the termination of its activities as Master Servicer, any terminated Master Servicer shall continue to be entitled to reimbursement under this Agreement to the extent such reimbursement relates to the period prior to such Master Servicer's termination.

      The Securities Administrator and the Master Servicer shall promptly notify the Responsible Officers of the Trustee and the Depositor of the occurrence and continuance of an Event of Default. If any Event of Default shall occur, the Trustee, upon a Responsible Officer of the Trustee becoming aware of the occurrence thereof, shall promptly notify each Rating Agency of the nature and extent of such Event of Default. The Securities Administrator shall immediately give written notice to the Master Servicer upon the failure of the Master Servicer to make Advances as required under this Agreement with a copy to the Trustee.

      Upon the occurrence of an Event of Default, the Trustee shall provide the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a successor master servicer in the event the Trustee should succeed to the duties of the Master Servicer as set forth herein.

      In order to comply with applicable Form 8-K reporting requirements under Regulation AB, at least 15 calendar days prior to the effective date of such appointment, (x) the Trustee shall provide written notice to the Depositor of such successor pursuant to this Section 6.14 and (y) such successor Master Servicer shall provide to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item
6.02 of Form 8-K with respect to a replacement master servicer.

      (b) On and after the time the Master Servicer receives a notice of termination from the Trustee or the Securities Administrator, as applicable, pursuant to Section 6.14(a) or the Trustee or the Securities Administrator, as applicable, receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 9.06, the Trustee, unless another master servicer shall have been appointed, shall be the successor in all respects to the Master Servicer, in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer, hereunder, including the obligation to make Advances; provided, however, that any failure to perform such duties or responsibilities caused by the failure of the Master Servicer to provide information required by this Agreement shall not be considered a default by the Trustee or the Securities Administrator, as applicable, hereunder. In addition, neither the Trustee nor the Securities Administrator, as applicable, shall have any responsibility for any act or omission of


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the Master Servicer prior to the issuance of any notice of termination. The
Trustee shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section 9.03. In the capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. As compensation for being the successor master servicer, the Trustee shall be entitled to receive all compensation payable to the Master Servicer under this Agreement. Any successor to the Master Servicer hereunder also may assume the obligations of the Securities Administrator hereunder as successor in such capacity shall be entitled to the compensation payable to the Securities Administrator pursuant to Section 4.02 hereof from and after the date of such assumption.

      (c) Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, petition a court of competent jurisdiction to appoint, or appoint on its own behalf any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000 and meeting such other standards for a successor master servicer, as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the respective responsibilities, duties or liabilities of a master servicer, like the Master Servicer. Any entity designated by the Trustee, may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer, the Trustee, in its individual capacity shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate's actions and omissions in performing its duties hereunder. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the master servicing to be conducted hereunder which are not inconsistent herewith. The Master Servicer shall cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer's responsibilities and rights hereunder including, without limitation, notifying the Servicers of the assignment of the master servicing functions and providing the Trustee and successor master servicer all documents and records in electronic or other form reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and the transfer to the Trustee or such successor all amounts which shall at the time be or should have been deposited by the Master Servicer in the Distribution Account, any Custodial Account, or any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans. Neither the Trustee nor the Securities Administrator, as applicable, nor any other successor, as applicable, shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the Master Servicer to cooperate as required by this Agreement, (iii) the failure of the Master Servicer to deliver the related Mortgage Loan data as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. No successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by
(i) the failure of the Securities Administrator to deliver, or any delay in delivering cash, documents or records to it related to such distribution, or


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(ii) the failure of Trustee or the Securities Administrator to cooperate as required by this Agreement.

      Section 6.15. Additional Remedies of Trustee Upon Event of Default.

      During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 6.14, shall have the right, in its own name and as trustee of the Trust Fund, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

      Section 6.16. Waiver of Defaults.

      More than 50% of the Aggregate Voting Interests of the Certificateholders may waive any default or Event of Default by the Master Servicer in the performance of its obligations hereunder, except that a default in the making of any required deposit to the Distribution Account that would result in a failure of the Securities Administrator or the Paying Agent to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the affected Certificateholders. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

      Section 6.17. Notification to Holders.

      Upon termination of the Master Servicer or appointment of a successor to the Master Servicer, in each case as provided herein, the Trustee shall promptly mail notice thereof by first class mail to the Securities Administrator and the Certificateholders at their respective addresses appearing on the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to the Securities Administrator and the Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

      Section 6.18. Directions by Certificateholders and Duties of Trustee
                    During Event of Default.

      Subject to the provisions of Section 8.01 hereof, during the continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the Class Principal Balance (or Percentage Interest) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the


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Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer or any successor master servicer from its rights and duties as master servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability for which it is not indemnified to its satisfaction.

      Section 6.19. Action Upon Certain Failures of the Master Servicer and
                    Upon Event of Default.

      In the event that a Responsible Officer of the Trustee shall have actual knowledge or written notice of any action or inaction of the Master Servicer that would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Master Servicer.

      Section 6.20. Preparation of Tax Returns and Other Reports.

      (a) The Securities Administrator shall prepare or cause to be prepared on behalf of the Trust Fund, based upon information calculated in accordance with this Agreement pursuant to instructions given by the Depositor, and the Securities Administrator shall file federal tax returns, all in accordance with
Article X hereof. If the Securities Administrator is notified in writing that a state tax return or other return is required, then, at the sole expense of the Trust Fund, the Securities Administrator shall prepare and file such state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund, and, if required by state law, shall file any other documents to the extent required by applicable state tax law (to the extent such documents are in the Securities Administrator's possession). The Securities Administrator shall forward copies to the Depositor of all such returns and Form 1099 supplemental tax information and such other information within the control of the Securities Administrator as the Depositor may reasonably request in writing, and shall forward to each Certificateholder such forms and furnish such information within the control of the Securities Administrator as are required by the Code and the REMIC Provisions to be furnished to them, and will prepare and forward to Certificateholders Form 1099 (supplemental tax information) (or otherwise furnish information within the control of the Securities Administrator) to the extent required by applicable law. The Master Servicer will indemnify the Securities Administrator and the Trustee for any liability of or assessment against the Securities Administrator or the Trustee, as applicable, resulting from any error in any of such tax or information returns directly resulting from errors in the information provided by such Master Servicer except to the extent that such information was provided in reasonable reliance upon information from any Servicer.

      (b) The Securities Administrator shall prepare and file with the Internal Revenue Service ("IRS"), on behalf of the Trust Fund and each REMIC created hereunder, an application

      Section 6.21. Certain Matters Regarding any Custodian Appointed Hereunder

      (a) The Custodian shall maintain continuous custody of all items constituting the Trustee Mortgage Files in secure facilities in accordance with customary standards for such custody and shall reflect in its records the interest of the Trustee for the benefit of the Certificateholders therein. Each Mortgage Note (and Assignment of Mortgage) shall be maintained in fire resistant facilities.

      (b) With respect to the documents constituting each Trustee Mortgage File relating to a Mortgage Loan listed on the Mortgage Loan Schedule, the Custodian shall (i) act exclusively as the custodian for the Trustee, (ii) hold all documents constituting such Trustee Mortgage File received by it for the exclusive use and benefit of the Trust, and (iii) make disposition thereof only in accordance with the terms of this Agreement.

      (c) In the event that (i) the Trustee, a Servicer, the Securities Administrator, the Master Servicer or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Trustee Mortgage File or any document included within a Trustee Mortgage File or (ii) a third party shall institute any court proceeding by which any Trustee Mortgage File or a document included within a Trustee Mortgage File shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall, to the extent permitted by law, continue to hold and maintain all the Trustee Mortgage Files that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of such Trustee Mortgage File or any document included within such Trustee Mortgage File as directed by the Trustee which shall give a direction consistent with such determination. Expenses and fees (including reasonable attorney's fees) of the Custodian incurred as a result of such proceedings shall be borne by the Trust Fund.

      (d) The Custodian shall provide access to the Mortgage Loan Documents in its possession regarding the related Mortgage Loans and REO Property and the servicing thereof to the Trustee, the Master Servicer, the Securities Administrator, the related Servicer, the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Custodian. The Custodian shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at the expense of the person requesting such access.

      (e) The Custodian shall have no duties or responsibilities except those that are specifically set forth herein, or as subsequently agreed in writing by the parties hereto, and no implied covenants or obligations shall be read into this Agreement against the Custodian.

      (f) The Custodian shall have no responsibility nor duty with respect to any Trustee Mortgage Files while not in its possession.

      (g) The Custodian shall be under no obligation to make any investigation into the facts or matters stated in any resolution, exhibit, request, representation, opinion, certificate, statement, acknowledgement, consent, order or document in the Trustee Mortgage File.

      (h) If the Trustee and a Custodian are the same Person, any removal or resignation of that Person in either capacity shall also result in the removal of the Person in its other capacity.

      (i) In the event that the Custodian fails to produce a Mortgage Note, Assignment of Mortgage or any other document related to a Mortgage Loan that was in its possession pursuant to Section 2.01 within five (5) Business Days after required or requested by the Depositor, the Trustee, the Master Servicer or the related Servicer, and provided, that (i) Custodian previously delivered to the Trustee an Initial Certification or a Final Certification with respect to such document; (ii) such document is not outstanding pursuant to a Request for Release; and (iii) such document was held by the Custodian on behalf of the Trustee (a "Custodial Delivery Failure"), then the Custodian shall (a) with respect to any missing Mortgage Note, promptly deliver to the Depositor, the Trustee, the Master Servicer or the Servicer upon request, a Lost Note Affidavit in the form of Exhibit R annexed hereto and (b) with respect to any missing document related to such Mortgage Loan including but not limited to, a missing Mortgage Note, indemnify the Depositor, Trustee, the Master Servicer or the Servicer in accordance with the succeeding paragraph of this Section 6.21(i).

      The Custodian appointed hereunder agrees to indemnify and hold the Depositor, the Trustee, the Master Servicer and the Servicer and their respective employees, officers, directors and agents harmless against any and all direct liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of such Custodial Delivery Failure. The foregoing indemnification shall survive any termination or assignment of this Agreement or the removal or resignation of the Custodian hereunder.


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      For the avoidance of doubt, if the entity serving as Trustee is also serving as a Custodian, such entity in its capacity as Custodian shall have the same rights, protections and indemnities as are afforded to the Trustee hereunder provided that such Custodian shall not be indemnified by the Trust Fund for any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement imposed on, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees.

                                  ARTICLE VII

                         PURCHASE OF MORTGAGE LOANS AND
                         TERMINATION OF THE TRUST FUND

      Section 7.01. Purchase of Mortgage Loans; Termination of Trust Fund Upon
                    Purchase or Liquidation of All Mortgage Loans.

      (a) The respective obligations and responsibilities of the Trustee, the Securities Administrator and the Master Servicer created hereby (other than the obligation of the Securities Administrator to make payments to the Certificateholders as set forth in Section 7.02), shall terminate on the earliest of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, (ii) the sale or auction of the property held by the Trust Fund in accordance with both (x) Section 7.01(b) or 7.01(c) and (iii) the Latest Possible Maturity Date; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof. Any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a "qualified liquidation" under the REMIC Provisions.

      (b) On the Initial Optional Termination date related to the Group 1 Mortgage Loans, the Auction Administrator shall solicit bids for the Group 1 Assets from at least three institutions that are regular purchasers and/or sellers in the secondary market of residential whole mortgage loans similar to the Mortgage Loans. If the Auction Administrator receives at least three bids for the Group 1 Assets, and one of such bids is equal to or greater than the Minimum Auction Price, the Auction Administrator shall sell (such sale, an "Auction") the related Group 1 Assets to the highest bidder (the "Auction Purchaser") at the price offered by the Auction Purchaser (the "Mortgage Loan Auction Price"). If the Auction Administrator receives less than three bids, or does not receive any bid that is at least equal to the Minimum Auction Price, the Auction Administrator shall, on each six-month anniversary of the Initial Optional Termination Date for the Group 1 Mortgage Loans, repeat these auction procedures until the Auction Administrator receives a bid that is at least equal to the Minimum Auction Price, at which time the Auction Administrator shall sell the Group 1 Assets to the Auction Purchaser at that Mortgage Loan Auction Price; provided, however, that the Auction Administrator shall not be required to repeat these auction procedures on any Distribution Date for any six-month anniversary of the Initial Optional Termination Date unless the Auction Administrator


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reasonably believes that there is a reasonable likelihood of receiving a bid of at least the Minimum Auction Price. The Auction Administrator shall give notice to the Rating Agencies and each Servicer that is servicing any of the Group 1 Mortgage Loans of the sale of the related Group 1 Assets pursuant to this
Section 7.01(b) (an "Auction Sale") and of the Auction Date.

      (c) In the event that the Master Servicer chooses to exercise its optional termination rights it shall do so in accordance with the following:

            (i) Optional Termination Related to the Group 1 Mortgage Loans. On any Distribution Date occurring after the Initial Optional Termination Date related to the Group 1 Mortgage Loans, the Master Servicer has the option to cause the Trust Fund to adopt a plan of complete liquidation of the Group 1 Mortgage Loans pursuant to Sections 7.02 and 7.03 hereof to sell all of the property related thereto. If the Master Servicer elects to exercise such option, it shall no later than 30 days prior to the Distribution Date selected for purchase of the Group 1 Mortgage Loans and all other assets of the Trust Fund related to the Group 1 Certificates (with respect to the Group 1 Certificates, the "Purchase Date") deliver written notice to the Trustee and the Securities Administrator and either
      (a) deposit in the Distribution Account the related Redemption Price or
      (b) state in such notice that the Redemption Price shall be deposited in the Distribution Account not later than 10:00 a.m., New York City time, on the applicable Purchase Date. Upon exercise of such option, the Group 1 Assets shall be sold to the Master Servicer at a price equal to the related Redemption Price.

            (ii) Optional Termination Related to the Aggregate Group II Mortgage Loans. On any Distribution Date occurring on or after the Initial Optional Termination Date related to the Aggregate Group II Mortgage Loans, the Master Servicer has the option to cause the Trust to adopt a plan of complete liquidation of the Aggregate Group II Mortgage Loans pursuant to Sections 7.02 and 7.03 hereof to sell all of the property related thereto. If the Master Servicer elects to exercise such option, it shall no later than 30 days prior to the Distribution Date selected for purchase of the Aggregate Group II Mortgage Loans and all other assets of the Trust related to the Aggregate Group II Certificates (with respect to the Aggregate Group II Certificates, the "Purchase Date") deliver written notice to the Trustee and the Securities Administrator and either (a) deposit in the Distribution Account the related aggregate Redemption Price or (b) state in such notice that the Redemption Price shall be deposited in the Distribution Account not later than 10:00 a.m., New York City time, on the applicable Purchase Date. Upon exercise of such option, the property of the Trust related to the Aggregate Group II Certificates shall be sold to the Master Servicer at a price equal to the aggregate Redemption Price for the Aggregate Group II Certificates.

            (iii) Optional Termination Related to the Aggregate Group III Mortgage Loans. On any Distribution Date occurring on or after the Initial Optional Termination Date related to the Aggregate Group III Mortgage Loans, the Master Servicer has the option to cause the Trust to adopt a plan of complete liquidation of the Aggregate Group III Mortgage Loans pursuant to Sections 7.02 and 7.03 hereof to sell all of the property related thereto. If the Master Servicer elects to exercise such option, it shall no later than 30 days prior to the Distribution Date selected for purchase of the Aggregate Group III


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      Mortgage Loans and all other assets of the Trust related to the Aggregate
      Group III Certificates (with respect to the Aggregate Group III Certificates, the "Purchase Date") deliver written notice to the Trustee and the Securities Administrator and either (a) deposit in the Distribution Account the related aggregate Redemption Price or (b) state in such notice that the Redemption Price shall be deposited in the Distribution Account not later than 10:00 a.m., New York City time, on the applicable Purchase Date. Upon exercise of such option, the property of the Trust related to the Aggregate Group III Certificates shall be sold to the Master Servicer at a price equal to the aggregate Redemption Price for the Aggregate Group III Certificates.

      (d) The Depositor, the Master Servicer, each Servicer, the Securities Administrator, the Trustee and the Custodian shall be reimbursed from the Redemption Price for any Advances, Servicer Advances, accrued and unpaid Servicing Fees or other amounts with respect to the Mortgage Loans and any related assets being purchased pursuant to Section 7.01(b) or (c) above that are reimbursable to such parties (and such other amounts which, if not related to the Mortgage Loans and other assets of the Trust Fund not being purchased, that are then due and owing to any such Person) under this Agreement and the related Purchase and Servicing Agreement or the related Custodial Agreement.

      Section 7.02. Procedure Upon Redemption of Trust Fund.

      (a) Notice of any termination pursuant to the provisions of Section 7.01, specifying the Distribution Date upon which the final distribution shall be made or the purchase of the Trust's assets related to the Group 1 Certificates, the Aggregate Group II Certificates or the Aggregate Group III Certificates, as applicable, will occur, shall be given promptly by the Securities Administrator by first class mail to the related Certificateholders mailed in the case of a redemption of the related Certificates, no later than (i) the first day of the month in which the Distribution Date selected for redemption of such Certificates shall occur or (ii) upon (x) the sale of all of the property of the Trust Fund by the Securities Administrator or in the case of a sale of assets of the Trust Fund, or (y) upon the final payment or other liquidation of the last Mortgage Loan or REO Property in the Trust Fund. Such notice shall specify (A) the Initial Optional Termination Date, Distribution Date upon which final distribution on the Certificates of all amounts required to be distributed to Certificateholders pursuant to Section 5.02 will be made upon presentation and surrender of the Certificates at the Certificate Registrar's Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Certificates at the office or agency of the Securities Administrator therein specified. The Securities Administrator shall give such notice to the Trustee, the Master Servicer and the Certificate Registrar at the time such notice is given to Holders of the Certificates. Upon any such termination, the duties of the Certificate Registrar with respect to the affected Certificates shall terminate and, in the event that such termination is the second termination pursuant to Section 7.01, the Securities Administrator shall terminate the Distribution Account and any other account or fund maintained with respect to the Certificates, subject to the Securities Administrator's obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.


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      (b) In the event that all of the Holders do not surrender their
Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator shall deliver any remaining funds being held by it to the Holder of the Class A-R Certificates and the Holder of the Class A-R Certificates shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders. No interest shall accrue on any amount held by the Securities Administrator and not distributed to a Certificateholder due to such Certificateholder's failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section. The foregoing provisions are intended to distribute to each Class of Certificates any accrued and unpaid interest and/or principal to which they are entitled based on their Pass-Through Rates and Class Certificate Balances or Notional Amounts set forth in the Preliminary Statement upon liquidation of the Trust Fund.

      (c) Any reasonable expenses incurred by the Securities Administrator in connection with any purchase or termination or liquidation of the portion of the Trust Fund related to the Group 1 Certificates, the Aggregate Group II Certificates or the Aggregate Group III Certificates, as applicable, shall be reimbursed from proceeds received from the liquidation of the Trust Fund.

      (d) Any purchase of the Group 1 Assets by the related Auction Purchaser shall be made on an Auction Date by receipt of the Auction Administrator of the related Mortgage Loan Auction Price from the Auction Purchaser, and deposit of the such Mortgage Loan Auction Price into the Distribution Account by the Auction Administrator before the Distribution Date on which such purchase is effected. Upon deposit of such purchase price into the Distribution Account, the Trustee and the Securities Administrator, shall, upon request and at the expense of the Auction Purchaser, execute and deliver all such instruments of transfer or assignment, in each case without recourse, as shall be reasonably requested by the Auction Purchaser to vest title in the Auction Purchaser in the Group 1 Assets so purchased and shall transfer or deliver to the Auction Purchaser the purchased Group 1 Assets.

      Section 7.03. Additional Trust Fund Termination Requirements.

      (a) On the termination of the Trust Fund under Section 7.01 (a), upon an Auction Sale pursuant to Section 7.01(b) or upon the exercise of the right to purchase all of the Group 1 Mortgage Loans, the Aggregate Group II Mortgage Loans or the Aggregate Group III Mortgage Loans, as applicable, pursuant to
Section 7.01(c), the Securities Administrator, on behalf of the Trustee, shall comply with requirements of this Section 7.03 with respect to each Lower Tier REMIC relating to the assets to be sold (the "Affected REMIC") and with respect to the Certificates corresponding to the Affected REMIC (the "Corresponding Certificates"), unless the party having the right to purchase the assets of the Affected REMIC (the "Purchaser") delivers to


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the Trustee and the Securities Administrator, an Opinion of Counsel (at the
Master Servicer's expense), addressed to the Trustee and the Securities Administrator to the effect that the failure of the Trustee and the Securities Administrator to comply with the requirements of this Section 7.03 will not result in an Adverse REMIC Event:

            (i) Within 89 days prior to the time of making the final payment on the Corresponding Certificates, (and upon notification by (1) the Auction Administrator in the case of a purchase under Section 7.01(b) or (2) the Master Servicer in the case of a purchase under Section 7.01(c)(i) or
      Section 7.01(c)(ii), as applicable) the Securities Administrator on behalf of the Trustee shall adopt on behalf of the Affected REMIC, a plan of complete liquidation, meeting the requirements of a qualified liquidation under the REMIC Provisions;

            (ii) Any sale of the assets of the Affected REMIC shall be for cash and shall occur at or after the time the plan of complete liquidation is adopted and prior to the time the final payments on the Corresponding Certificates are made;

            (iii) On the date specified for final payment of the Corresponding Certificates, the Securities Administrator shall make final distributions of principal and interest on the Corresponding Certificates in accordance with Section 5.02 and, after payment of, or provision for any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the portion of the Trust Fund (and the Affected REMIC) shall terminate at that time; and

            (iv) In no event may the final payment on the Corresponding Certificates or the final distribution or credit to the Holders of the Residual Certificates be made after the 89th day from the date on which the plan of complete liquidation is adopted.

      (b) By its acceptance of a Residual Certificate, each Holder thereof hereby agrees to accept the plan of complete liquidation adopted by the Securities Administrator on behalf of the Trustee under this Section and to take such other action in connection therewith as may be reasonably requested by the Trustee, the Securities Administrator or any Servicer.

                                  ARTICLE VIII

                          RIGHTS OF CERTIFICATEHOLDERS

      Section 8.01. Limitation on Rights of Holders.

      (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or this Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Master Servicer or the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or


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contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      (b) No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder, the Securities Administrator and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Section 8.02. Access to List of Holders.

      (a) If the Trustee is not acting as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

      (b) If three or more Holders or Certificate Owners (hereinafter referred to as "Applicants") apply in writing to the Certificate Registrar, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Certificate Registrar to the most recent list of Certificateholders held by the Certificate Registrar or shall, as an alternative, send, at the Applicants' expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.


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      (c) Every Holder or Certificate Owner, if the Holder is a Clearing
Agency, by receiving and holding a Certificate, agrees with the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar and the Trustee that none of the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

      Section 8.03. Acts of Holders of Certificates.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owners, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Securities Administrator and, where expressly required herein, to the Master Servicer. Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Securities Administrator and the Master Servicer, if made in the manner provided in this Section. Each of the Trustee, the Securities Administrator and the Master Servicer shall promptly notify the others of receipt of any such instrument by it, and shall promptly forward a copy of such instrument to the others.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

      (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and none of the Trustee, the Securities Administrator, the Master Servicer or the Depositor shall be affected by any notice to the contrary.

      (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the


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Trustee or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

                                   ARTICLE IX

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
                             BY THE MASTER SERVICER

      Section 9.01. Duties of the Master Servicer; Enforcement of Servicers'
                    and Master Servicer's Obligations.

      (a) The Master Servicer, on behalf of the Trustee, the Depositor and the Certificateholders shall monitor the performance of the Servicers under the Purchase and Servicing Agreements, and shall use its reasonable good faith efforts to cause the Servicers duly and punctually to perform all of their respective duties and obligations thereunder. Upon the occurrence of a default of which a Responsible Officer of the Master Servicer has actual knowledge under a Purchase and Servicing Agreement, the Master Servicer shall promptly notify the Trustee thereof, and shall specify in such notice the action, if any, the Master Servicer is taking in respect of such default. So long as any such default shall be continuing, the Master Servicer may, and shall if it determines such action to be in the best interests of Certificateholders, (i) terminate all of the rights and powers of such Servicer pursuant to the applicable provisions of the related Purchase and Servicing Agreement; (ii) exercise any rights it may have to enforce the related Purchase and Servicing Agreement against such Servicer; and/or (iii) waive any such default under the related Purchase and Servicing Agreement or take any other action with respect to such default as is permitted thereunder. Notwithstanding anything to the contrary in this Agreement, with respect to any Additional Collateral Mortgage Loan, the Master Servicer will have no duty or obligation to supervise, monitor or oversee the activities of the related Servicer under any Purchase and Servicing Agreement with respect to any Additional Collateral or under any agreement relating to the pledge of, or the perfection of a pledge or security interest in, any Additional Collateral except upon the occurrence of the following events (i) in the case of a final liquidation of any Mortgaged Property secured by Additional Collateral, the Master Servicer shall enforce the obligation of the Servicer under the related Servicing Agreement to liquidate such Additional Collateral as required by such Servicing Agreement, and (ii) if the Master Servicer assumes the obligations of such Servicer as successor Servicer under the related Servicing Agreement pursuant to this
Section 9.01, as successor Servicer, it shall be bound to service and administer the Additional Collateral in accordance with the provisions of such Servicing Agreement.

      (b) Upon any termination by the Master Servicer of a Servicer's rights and powers pursuant to its Purchase and Servicing Agreement, the rights and powers of such Servicer with respect to the related Mortgage Loans shall vest in the Master Servicer and the Master Servicer shall be the successor in all respects to such Servicer in its capacity as Servicer with respect to such Mortgage Loans under the related Purchase and Servicing Agreement, unless or until the Master Servicer shall have appointed (and the Trustee shall have acknowledged), with the consent of the Rating Agencies and in accordance with the applicable provisions of the related Purchase and Servicing Agreement, a new Fannie Mae- or FHLMC-approved Person to serve as successor to the Servicer; provided, however, that it is understood and agreed by the


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parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to a successor servicer (including the Master Servicer). With such letter from the Rating Agencies, the Master Servicer may elect to continue to serve as successor servicer under the Purchase and Servicing Agreement. Upon appointment of a successor servicer, as authorized under this Section 9.01(b), unless the successor servicer shall have assumed the obligations of the terminated Servicer under such Purchase and Servicing Agreement, the Master Servicer and such successor servicer shall enter into a servicing agreement in a form substantially similar to the affected Purchase and Servicing Agreement, and the Trustee shall acknowledge such servicing agreement. In connection with any such appointment, the Master Servicer may make such arrangements for the compensation of such successor servicer as it and such successor servicer shall agree, but in no event shall such compensation of any successor servicer (including the Master Servicer) be in excess of that payable to the Servicer under the affected Purchase and Servicing Agreement.

      The Master Servicer shall pay the costs of such enforcement (including the termination of a Servicer, the appointment of a successor servicer or the transfer and assumption of the servicing by the Master Servicer) at its own expense and shall be reimbursed therefor initially (i) by the terminated Servicer, (ii) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, (iii) from a specific recovery of costs, expenses or attorney's fees against the party against whom such enforcement is directed, or (iv) to the extent that such amounts described in (i)-(iii) above are insufficient to reimburse the Master Servicer for such costs of enforcement, from the Trust Fund, as provided in Section 9.04.

      If the Master Servicer assumes the servicing with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer it replaces or for the errors or omissions of such Servicer.

      If the Seller is the owner of the servicing rights and the Seller chooses to terminate that Servicer with or without cause and sell those servicing rights to a successor servicer, then the Depositor shall (i) cause the Seller to give reasonable prior written notice to the Master Servicer, and (ii) obtain a letter from the Rating Agencies indicating that the appointment of the proposed successor servicer will not result in a downgrade or withdrawal of the rating of any of the Certificates, and a New Fannie Mae- or FHLMC-approved Person reasonably acceptable to the Master Servicer shall be chosen by the Seller and appointed as successor servicer with the acknowledgment of the Master Servicer and the Trustee; provided, however, that the Seller shall not be required to get a no-downgrade letter from the Rating Agencies if: (i) the Rating Agencies received prior written notice of the transfer of the servicing rights and the name of the successor Servicer, (ii) such successor Servicer has a servicing rating in the highest category of Fitch or Moody's to the extent that Fitch or Moody's, respectively, is a Rating Agency, and such successor Servicer has a servicer evaluation ranking in one of the two highest categories of S&P to the extent that S&P is a Rating Agency, and (iii) such successor Servicer shall service the related Mortgage Loans under either the Purchase and Servicing Agreement together with the related Assignment Agreement under which such Mortgage Loans are currently being serviced or under another Servicing Agreement together with a related Assignment Agreement that have already been reviewed and approved by the Rating Agencies. The Depositor shall cause the


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costs of such transfer including any costs of such transfer (including any costs of the Master Servicer) to be borne by the Seller.

      At least 15 calendar days prior to the effective date of such termination, (x) the Depositor shall provide written notice to the Master Servicer and all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement servicer.

      (c) Upon any termination of a Servicer's rights and powers pursuant to its Purchase and Servicing Agreement, the Master Servicer shall promptly notify the Trustee and the Rating Agencies, specifying in such notice that the Master Servicer or any successor servicer, as the case may be, has succeeded such Servicer under the related Purchase and Servicing Agreement or under any other servicing agreement reasonably satisfactory to the Master Servicer and the Rating Agencies, which notice shall also specify the name and address of any such successor servicer.

      (d) The Depositor shall not consent to the assignment by any Servicer of such Servicer's rights and obligations under the related Purchase and Servicing Agreement without the prior written consent of the Master Servicer, which consent shall not be unreasonably withheld.

      (e) The Trustee shall execute and deliver, at the written request of the Master Servicer or any Servicer, and furnish to the Master Servicer and any Servicer, at the expense of the requesting party, a power of attorney in the standard form provided by the Trustee to take title to the Mortgaged Properties after foreclosure in the name of and on behalf of the Trustee in its capacity as Trustee hereunder and for the purposes described herein to the extent necessary or desirable to enable the Master Servicer or any Servicer to perform its respective duties. The Trustee shall not be liable for the actions of the Master Servicer or any Servicer under such powers of attorney.

      Section 9.02. Assumption of Master Servicing by Trustee.

      (a) In the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default by the Master Servicer under this Agreement), the Trustee shall thereupon assume all of the rights and obligations of such Master Servicer hereunder and under each Purchase and Servicing Agreement entered into with respect to the Mortgage Loans or shall appoint or petition a court to appoint a Fannie-Mae or FHLMC-approved servicer as successor servicer that is acceptable to the Depositor and the Rating Agencies. The Trustee, as successor master servicer, its designee or any successor master servicer appointed by the Trustee shall be deemed to have assumed all of the Master Servicer's interest herein and therein to the same extent as if such Purchase and Servicing Agreements had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations of the Master Servicer under such Purchase and Servicing Agreement accruing prior to its replacement as Master Servicer, and shall be liable to the Trustee, and hereby agrees to indemnify and hold harmless the Trustee (in its individual corporate capacity and as Trustee hereunder) from and against all costs, damages, expenses and liabilities (including reasonable attorneys' fees) incurred by the Trustee as a result of such


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liability or obligations of the Master Servicer and in connection with the
Trustee's assumption (but not its performance, except to the extent that costs or liability of the Trustee are created or increased as a result of negligent or wrongful acts or omissions of the Master Servicer prior to its replacement as Master Servicer) of the Master Servicer's obligations, duties or responsibilities thereunder. To the extent that the costs and expenses of the Trustee described in this Section are not timely reimbursed by the Master Servicer, the Trustee shall be entitled to reimbursement from the Distribution Account and the Master Servicer is hereby obligated to reimburse the Trust promptly for such amounts by deposit thereof in the Distribution Account.

      (b) The Master Servicer that has been terminated shall, upon request of the Trustee but at the expense of such Master Servicer, deliver to the assuming party all documents and records relating to each Purchase and Servicing Agreement, this Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Purchase and Servicing Agreement and this Agreement to the assuming party.

      Section 9.03. Representations and Warranties of the Master Servicer.

      The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

            (i) it is validly existing and in good standing under the laws of the United States of America as a national banking association, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

            (ii) the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer's charter or bylaws,
      (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer's ability to perform its obligations under this Agreement;

            (iii) this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);


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            (iv) the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

            (v) the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

            (vi) no litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

            (vii) the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a Fannie Mae- or FHLMC-approved seller/servicer;

            (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained; and

            (ix) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

      It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement. The Master Servicer shall indemnify the Depositor, the Securities Administrator and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer's representations and warranties contained in this Section 9.03. It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Depositor, the Securities Administrator and the Trustee as provided in this Section constitutes the sole remedy (other than as set forth in Section 6.14) of the Depositor, the Securities Administrator and the Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, the resignation or removal of the Trustee and any termination of this Agreement.

      Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such


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breach by either the Depositor, the Master Servicer or the Trustee or notice thereof by any one of such parties to the other parties.

      Section 9.04. Compensation to the Master Servicer.

      The Master Servicer shall be compensated for its duties hereunder pursuant to Section 4.02(b) hereof. The Master Servicer shall either retain or withdraw from the Distribution Account (i) amounts necessary to reimburse itself for any previously unreimbursed Advances, Servicer Advances and Nonrecoverable Advances with respect to the Mortgage Loans in accordance with the definition of "Available Funds" and (ii) amounts representing assumption fees, late payment charges or other ancillary income not included in the definition of "Available Funds" and which are not required to be remitted by the Servicers to the Securities Administrator or deposited by the Securities Administrator into the Distribution Account and (iii) any amounts to which the Master Servicer is entitled pursuant to 4.01(e) hereof. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

      In addition, the Master Servicer shall be entitled to reimbursement from the Distribution Account for all reasonable expenses, disbursements and advances incurred or made by the Master Servicer in connection with the performance of its duties hereunder and under the Purchase and Servicing Agreements, as modified by the Acknowledgements (including the reasonable compensation and the expenses and disbursements of its agents and counsel), to the extent not otherwise reimbursed pursuant to this Agreement, except any such expense, disbursement or advance as may be attributable to its willful misfeasance, bad faith or negligence.

      The Master Servicer and any director, officer, employee or agent of the Master Servicer shall be indemnified by the Trust and held harmless thereby against any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or related to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, the Purchase and Servicing Agreements or the Certificates, other than any loss, liability or expense resulting from the Master Servicer's failure to perform its duties hereunder or thereunder or incurred by reason of the Master Servicer's negligence, willful misfeasance or bad faith.

      Section 9.05. Merger or Consolidation.

      Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall be a Person that shall be qualified and approved to service mortgage loans for Fannie Mae or FHLMC and shall have a net worth of not less than $15,000,000.


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      As a condition to the effectiveness of any merger or consolidation, at least 15 calendar days prior to the effective date of any merger or consolidation of the Master Servicer, the Master Servicer shall provide (x) written notice to the Depositor of any successor pursuant to this Section and
(y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Master Servicer.

      Section 9.06. Resignation of Master Servicer and Securities
Administrator.

      Except as otherwise provided in Sections 9.05, 9.07 and 9.10 hereof, neither the Master Servicer nor the Securities Administrator shall resign from the obligations and duties hereby imposed on it unless the duties of the Master Servicer or the Securities Administrator, as applicable, hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured. Any such determination permitting the resignation of the Master Servicer or the Securities Administrator shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Trustee. No resignation of the Master Servicer or the Securities Administrator shall become effective until the Trustee shall have assumed, or a successor master servicer or successor securities administrator, as applicable, shall have been appointed pursuant to Section 6.07 or 9.02, as applicable, and until such successor shall have assumed, such Master Servicer's or Securities Administrator's responsibilities and obligations under this Agreement. Notice of any such resignation shall be given promptly by the Master Servicer or the Securities Administrator, as applicable, to the Depositor and the Trustee.

      If, at any time, the Master Servicer resigns under this Section 9.06, or transfers or assigns its rights and obligations under Section 9.07, or is removed as Master Servicer pursuant to Section 6.14, then at such time Wells Fargo Bank, National Association (or any successor thereto) also shall resign or be removed, as applicable, as Securities Administrator, Auction Administrator, Paying Agent, Authenticating Agent and Certificate Registrar under this Agreement. In such event, the obligations of the Master Servicer and the Securities Administrator shall be assumed by the Trustee as successor or by such other successor master servicer and/or securities administrator, as applicable, appointed by the Trustee (subject to the provisions of Sections
6.07 and 9.02(a)).

      As a condition to the effectiveness of any such resignation, at least 15 calendar days prior to the effective date of such resignation, the Master Servicer shall provide (x) written notice to the Depositor of any successor pursuant to this Section and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item
6.02 of Form 8-K with respect to the resignation of the Master Servicer.

      Section 9.07. Assignment or Delegation of Duties by the Master Servicer
                    and Securities Administrator.

      Except as expressly provided herein, neither the Master Servicer nor the Securities Administrator shall assign or transfer any of their respective rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any


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other Person to perform any of the respective duties, covenants or obligations to be performed by the Master Servicer or Securities Administrator, as applicable, hereunder; provided, however, that the Master Servicer and the Securities Administrator shall each have the right with the prior written consent of the Trustee and the Depositor (which consent shall not be unreasonably withheld), and upon delivery to the Trustee and the Depositor of a letter from each Rating Agency to the effect that such action shall not result in a downgrading of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any of the respective duties, covenants or obligations to be performed and carried out by the Master Servicer or the Securities Administrator, as applicable, hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer or the Securities Administrator, as applicable, to the Depositor and the Trustee. If, pursuant to any provision hereof, the respective duties of the Master Servicer or the Securities Administrator are transferred to a successor master servicer or successor securities administrator, as applicable, the entire amount of the compensation payable to the Master Servicer or Securities Administrator pursuant hereto shall thereafter be payable to such successor master servicer or successor securities administrator. Such successor Master Servicer shall also pay the fees of the Trustee, as provided herein.

      Section 9.08. Limitation on Liability of the Master Servicer and Others.

      (a) Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account.

      The Master Servicer shall not be liable for any acts or omissions of the Servicers except to the extent that damages or expenses are incurred as a result of such act or omissions and such damages and expenses would not have been incurred but for the negligence, willful misfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the obligations of the Servicers in this Agreement and the Purchase and Servicing Agreements.

      Section 9.09. Indemnification; Third-Party Claims.


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      The Master Servicer agrees to indemnify the Depositor, the Securities
Administrator and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator or the Trustee may sustain as a result of the Master Servicer's willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Agreement, the Acknowledgements and the related Purchase and Servicing Agreements. The Depositor, the Securities Administrator and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Depositor, the Securities Administrator or the Trustee to indemnification under this Section 9.09, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

      Section 9.10. Eligibility Requirements for Securities Administrator.

      The Securities Administrator hereunder shall at all times be a corporation or association organized and doing business under the laws the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating of at least investment grade or at least "A/F1" by Fitch if Fitch is a Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.10 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 9.10, the Securities Administrator shall resign immediately in the manner and with the effect specified in Section 6.06 hereof. The entity serving as Securities Administrator may have normal banking and trust relationships with the Depositor, the Seller, the Master Servicer, any Custodian or the Trustee and their respective affiliates.

      The Securities Administrator (i) may not be an Originator, Master Servicer, Servicer, the Depositor or an affiliate of the Depositor unless the Securities Administrator is in an institutional trust department, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be rated at least "A/F1" by Fitch, if Fitch is a Rating Agency, or the equivalent rating by S&P or Moody's (or such rating acceptable to Fitch pursuant to a written confirmation). If at any time the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 9.10, the Securities Administrator shall resign in the manner and with the effect specified in Section 6.06 hereof. If no successor Securities Administrator shall have been appointed and shall have accepted appointment within 60 days after the Securities Administrator ceases to be the Securities Administrator pursuant to this Section 9.10, then the Trustee shall become the successor Securities Administrator and shall, in accordance with Article VI hereof and in such capacity, perform the duties of the Securities Administrator pursuant to this Agreement. The Trustee shall notify the Rating Agencies of any change of Securities Administrator.


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      Section 9.11. Annual Statement as to Compliance.

      The Master Servicer and the Securities Administrator shall deliver (and the Master Servicer and Securities Administrator shall cause any Additional Servicer engaged by it to deliver) or otherwise make available to the Depositor and the Securities Administrator on or before March 15 of each year, commencing in March 2007, an Officer's Certificate stating, as to the signer thereof, that
(A) a review of such party's activities during the preceding calendar year or portion thereof and of such party's performance under this Agreement, or such other applicable agreement in the case of an Additional Servicer, has been made under such officer's supervision, (B) to the best of such officer's knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof and (C) in the case of the Master Servicer, to the best of such officer's knowledge, each Servicer has fulfilled all its obligations under its Servicing Agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect specifying each such failure known to such officer and the nature and status thereof.

      The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer and to the Depositor an annual statement of compliance and all reports and other information required from the Servicers under Reg AB within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement The Master Servicer shall include such annual statements of compliance with its own annual statement of compliance to be submitted to the Securities Administrator pursuant to this Section.

                                   ARTICLE X

                              REMIC ADMINISTRATION

      Section 10.01. REMIC Administration.

      (a) REMIC elections as set forth in the Preliminary Statement shall be made on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement.

      (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC within the meaning of section 860G(a)(9) of the Code. The latest possible maturity date for purposes of Treasury Regulation 1.860G-1(a)(4) will be the Latest Possible Maturity Date.

      (c) The Securities Administrator shall represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The Securities Administrator shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with


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respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder (including its duties as tax return preparer). The Securities Administrator shall be entitled to reimbursement of expenses to the extent provided in clause
(i) above from the Distribution Account, provided, however, the Securities Administrator shall not be entitled to reimbursement for expenses incurred in connection with the preparation of tax returns and other reports as required by
Section 6.20 and this Section.

      (d) The Securities Administrator shall prepare, the Trustee shall sign and the Securities Administrator shall file all of each REMIC's federal and appropriate state tax and information returns as such REMIC's direct representative. The expenses of preparing and filing such returns shall be borne by the Securities Administrator. In preparing such returns, the Securities Administrator shall, with respect to each REMIC other than the Master REMIC: (i) treat the accrual period for interests in such REMIC as the calendar month; (ii) account for distributions made from each REMIC other than the Master REMIC as made on the first day of each succeeding calendar month;
(iii) account for income under the all-OID method at the weighted average of the Net Mortgage Rates; (iv) use the aggregation method provided in Treasury Regulation section 1.1275-2(c); and (v) account for income and expenses related to each REMIC other than the Master REMIC in the manner resulting in the lowest amount of excess inclusion income possible accruing to the Holder of the residual interest in each such REMIC.

      (e) The Securities Administrator or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Securities Administrator shall provide, upon receipt of additional reasonable compensation, (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization pursuant to Treasury Regulation 1.860E-2(a)(5) and any person designated in Section 860E(e)(3) of the Code and
(ii) to the Certificateholders and the Trustee such information or reports as are required by the Code or REMIC Provisions.

      (f) To the extent within their control, the Trustee, the Securities Administrator, the Master Servicer and the Holders of Certificates shall take any action or cause any REMIC to take any action necessary to maintain the status of any REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. None of the Trustee, the Securities Administrator, the Master Servicer, nor the Holder of any Residual Certificate shall knowingly take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event unless the Trustee, the Securities Administrator and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger


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such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee, the Securities Administrator, the Master Servicer or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee, the Securities Administrator or the Master Servicer has advised it in writing that an Adverse REMIC Event could occur; provided, however, that if no Adverse REMIC Event would occur but such action could result in the imposition of additional taxes on the Residual Certificateholders, no such Person shall take any such action, or cause any REMIC to take any such action without the written consent of the Residual Certificateholders.

      (g) Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities. To the extent that such taxes are not paid by a Residual Certificateholder, the Paying Agent shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in any such REMIC or, if no such amounts are available, (A) out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC or (B) to the extent that any such taxes are imposed on the REMIC as a result of the breach of any representation, warranty or covenant of the Master Servicer, the Securities Administrator or any Servicer, then the Master Servicer, the Securities Administrator, or that Servicer, as applicable, shall pay when due any and all such taxes.

      (h) The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

      (i) No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement.

      (j) Neither the Securities Administrator nor the Master Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

      (k) [Reserved].

      (l) The Class A-R Holder shall act as "tax matters person" with respect to each REMIC created hereunder and the Securities Administrator shall act as agent for the Class A-R Holder in such roles, unless and until another party is so designated by the Class A-R Holder.

      (m) The Securities Administrator, on behalf of the Trustee, shall treat the Swap Account as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that is owned by the holders of the Class OC Certificates, and that is not an asset of any REMIC created hereunder. The Securities Administrator, on behalf of the Trustee, shall treat the rights of the holders of the Group 1 Certificates to receive Basis Risk Carry Forward Amounts (calculated by excluding any such Amounts attributable to the excess of the Group 1 REMIC 2 Cap over the Net WAC Pass-Through Rate) as rights in an interest rate cap contract written by the Holders of the Class OC Certificates in favor of the Holders of the Group 1 Certificates.


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Thus, the Group 1 Certificates shall be treated as representing ownership of not only a Master REMIC regular interest, but also ownership of an interest in an interest rate cap contract. For purposes of determining the issue price of the Master REMIC regular interest, the Securities Administrator, on behalf of the Trustee, shall assume that this interest rate cap contract has a value of $5,000.

      (n) The Securities Administrator, on behalf of the Trustee, shall account for the Swap Trust as an asset of a grantor trust under subpart E, Part I of subchapter J of the Code and not as an asset of any REMIC created hereunder. For federal income tax purposes, Net Swap Payment Amounts and Swap Termination Payments payable to the Swap Counterparty shall be deemed to be paid to the Swap Trust first, from the Master REMIC, by the Holder of the Class OC Certificates and second, from the Master REMIC by the Holders of the applicable Class or Classes of Group 1 Certificates as and to the extent that their Pass-Through Rate is limited by the Group 1 REMIC 2 Cap.

      (o) Holders of Group 1 Certificates shall also be treated as having agreed to pay, on each Distribution Date, to the Holders of the Class OC Certificates an aggregate amount equal to the excess, if any, of (i) Net Swap Payments and Swap Termination Payments over (ii) the sum of amounts payable on the Class OC Interest as provided in the Preliminary Statement hereof (such excess, a "Class IO Shortfall"), first from interest and then from principal distributable on the Group 1 Certificates. Any payments of Class IO Shortfalls shall be treated for tax purposes as having been received by the Holders of such Class of Group 1 Certificates in respect of the corresponding Master REMIC regular interest and as having been paid by such Holders to the Holders of the Class OC Certificates through the Swap Trust.

      Section 10.02. Prohibited Transactions and Activities.

      Neither the Depositor, the Master Servicer nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of each REMIC pursuant to
Article VII of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, substitution or acceptance) that such disposition, acquisition, substitution, or acceptance will not result in an Adverse REMIC Event, (b) affect the distribution of interest or principal on the Certificates or (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement).

      The Master Servicer with respect to the Mortgage Loans shall not consent to any modification of any such Mortgage Loan for which the consent of the Master Servicer is required under the applicable Purchase and Servicing Agreement under which such Mortgage Loan is serviced, that would (i) increase the interest rate in respect of such Mortgage, defer for a period in excess of six months or forgive the payment of any principal or interest, reduce the outstanding principal amount (except for actual payments of principal), increase the Servicing Fee on such Mortgage Loan or extend the final maturity date on such Mortgage Loan, or (ii)


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result in a substitution or release of collateral or in the provision of additional collateral for the Mortgage Loan, unless the applicable Mortgage Loan is in default or default is reasonably foreseeable in respect of such Mortgage Loan, or the Master Servicer has received an Opinion of Counsel (at the expense of the party requesting consent for such modification) that such modification will not result in an Adverse REMIC Event.

      Section 10.03. Indemnification with Respect to Prohibited Transactions or
                     Loss of REMIC Status.

      Upon the occurrence of an Adverse REMIC Event due to the negligent performance by the Securities Administrator of its duties and obligations set forth herein, the Securities Administrator shall indemnify the Certificateholders of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Securities Administrator shall not be liable for any such Losses attributable to the action or inaction of the Depositor, the Trustee or the Holder of the Residual Certificate, nor for any such Losses resulting from misinformation provided by any of the foregoing parties on which the Securities Administrator has relied. Notwithstanding the foregoing, however, in no event shall the Securities Administrator have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement or under any Purchase and Servicing Agreements or under any Acknowledgement, (2) for any Losses other than arising out of malfeasance, willful misconduct or negligent performance by the Service Administrator of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders of the related Residual Certificate (in addition to payment of principal and interest on the Certificates).

      Section 10.04. REO Property.

      (a) Notwithstanding any other provision of this Agreement, the Master Servicer, acting on behalf of the Trustee hereunder, shall not, except to the extent provided in the applicable Purchase and Servicing Agreement, knowingly permit any Servicer to, rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause an Adverse REMIC Event unless the applicable Servicer has provided to the Trustee and the Securities Administrator an Opinion of Counsel concluding that, under the REMIC Provisions, such action would not adversely affect the status of any REMIC as a REMIC and any income generated for any REMIC by the REO Property would not result in an Adverse REMIC Event.

      (b) The Depositor shall cause the applicable Servicer (to the extent provided in its Purchase and Servicing Agreement) to make reasonable efforts to sell any REO Property for its fair market value. In any event, however, the Depositor shall, or shall cause the applicable Servicer (to the extent provided in its Purchase and Servicing Agreement) to, dispose of any REO Property within three years of its acquisition by the Trust Fund unless the Depositor or the applicable Servicer (on behalf of the Trust Fund) has received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the REMIC may hold REO Property for a longer period without causing an Adverse REMIC Event. If such an extension has been


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received, then the Depositor, acting on behalf of the Trustee hereunder, shall, or shall cause the applicable Servicer to, continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If such an extension has not been received and the Depositor or the applicable Servicer, acting on behalf of the Trust Fund hereunder, is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund or if such an extension, has been received and the Depositor or the applicable Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Depositor shall cause the applicable Servicer, before the end of the three year period or the Extended Period, as applicable, to (i) purchase such REO Property at a price equal to the REO Property's fair market value or
(ii) auction the REO Property to the highest bidder (which may be the applicable Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.

      Section 10.05. Fidelity.

      The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers and trustees.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

      Section 11.01. Binding Nature of Agreement; Assignment.

      This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      Section 11.02. Entire Agreement.

      This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

      Section 11.03. Amendment.

      (a) This Agreement (other than the provisions of Article XII hereof) may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator, and the Trustee, without notice to or the consent of any of the Holders, (i) to cure any ambiguity or mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this


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Agreement in any Offering Document, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or with the provisions of any Purchase and Servicing Agreement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or
(iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, result in an Adverse REMIC Event, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee shall be provided with an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this Section. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates.

      (b) This Agreement (other than the provisions of Article XII hereof) may also be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, with the consent of the Holders of not less than 66-2/3% of the Class Principal Balance (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Balance or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Balance or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

      (c) In the event the parties to this Agreement desire to further clarify or amend any provision of Article XII hereof, this Agreement shall be amended to reflect the new agreement between the parties covering matters in Article XII, which amendment shall not require any Opinion of Counsel or Rating Agency confirmations or the consent of any Certificateholder.

      (d) Promptly after the execution of any such amendment, the Securities Administrator shall furnish written notification of the substance of such amendment to each Holder, the Depositor and the Rating Agencies.

      (e) It shall not be necessary for the consent of Holders under this
Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing


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the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

      Section 11.04. Voting Rights.

      Except to the extent that the consent of all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Balance or Class Notional Amount (or Percentage Interest), Certificates owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliates thereof are not to be counted so long as such Certificates are owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliate thereof.

      Section 11.05. Provision of Information.

      (a) For so long as any of the Certificates of any Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, each of the Depositor, the Master Servicer, the Securities Administrator and the Trustee (upon instruction from the Depositor) agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such holder, upon the request of such holder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act. Any reasonable, out-of-pocket expenses incurred by the Trustee, the Master Servicer or the Securities Administrator in providing such information shall be reimbursed by the Depositor.

      (b) The Securities Administrator shall provide to any person to whom a Prospectus was delivered, upon the request of such person specifying the document or documents requested, a copy (excluding exhibits) of any report on Form 8-K or Form 10-K filed with the Securities and Exchange Commission pursuant to Section 6.20(b). Any reasonable out-of-pocket expenses incurred by the Securities Administrator in providing copies of such documents shall be reimbursed by the Depositor.

      Section 11.06. Governing Law.

      (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

      Section 11.07. Notices.

      All requests, demands, notices, authorizations, directions, consents, waivers and communications hereunder shall be in writing and shall be deemed to have been duly given when received by (a) in the case of the Depositor, Morgan Stanley Capital I Inc., 1585 Broadway, New York, New York 10036, telephone number (212) 761-4000, Attention: Morgan Stanley Mortgage Loan Trust 2006-8AR,
(b) in the case of the Seller, Morgan Stanley Mortgage Capital


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Inc., 1221 Avenue of the Americas, New York, New York 10020, Attention: Morgan
Stanley Mortgage Loan Trust 2006-8AR, (c) in the case of the Master Servicer or the Securities Administrator, Wells Fargo Bank, National Association, P.O. Box 98, Columbia, Maryland 21046 (or, for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045), telecopy number (410) 715-2380, Attention:
Morgan Stanley Mortgage Loan Trust 2006-8AR, (d) with respect to the Trustee or the Certificate Registrar, its respective Corporate Trust Office and (e) in the case of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency, or as to each party such other address as may hereafter be furnished by such party to the other parties in writing. All demands, notices and communications to a party hereunder shall be in writing and shall be deemed to have been duly given when delivered to such party at the relevant address, facsimile number or electronic mail address set forth above or at such other address, facsimile number or electronic mail address as such party may designate from time to time by written notice in accordance with this Section 11.07.

      Section 11.08. Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

      Section 11.09. Indulgences; No Waivers.

      Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

      Section 11.10. Headings Not To Affect Interpretation.

      The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

      Section 11.11. Benefits of Agreement.

      Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement, except to the extent specified in Section 11.15.

      Section 11.12. Special Notices to the Rating Agencies.


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      (a) The Depositor shall give prompt notice to the Rating Agencies of the occurrence of any of the following events of which it has notice:

            (i) any amendment to this Agreement pursuant to Section 11.03;

            (ii) any assignment by the Master Servicer of its rights hereunder or delegation of its duties hereunder;

            (iii) the occurrence of any Event of Default described in Section 6.14;

            (iv) any notice of termination given to the Master Servicer pursuant to Section 6.14 and any resignation of the Master Servicer hereunder;

            (v) the appointment of any successor to any Master Servicer pursuant to Section 6.14;

            (vi) the making of a final payment pursuant to Section 7.02; and

            (vii) any termination of the rights and obligations of any Servicer under the applicable Purchase and Servicing Agreement.

      (b) All notices to the Rating Agencies provided for this Section shall be in writing and sent by first class mail, telecopy or overnight courier, to the address specified therefor in the definition corresponding to the name of such Rating Agency.

      (c) The Securities Administrator shall provide or make available to the Rating Agencies reports prepared pursuant to Section 4.05. In addition, the Securities Administrator shall, at the expense of the Trust Fund, make available to each Rating Agency such information as such Rating Agency may reasonably request regarding the Certificates or the Trust Fund, to the extent that such information is reasonably available to the Securities Administrator.

      (d) The Depositor hereby represents to S&P that, to the Depositor's knowledge, the information provided to such Rating Agency, including the loan level detail, is true and correct according to such Rating Agency's requirements.

      Section 11.13. Conflicts.

      To the extent that the terms of this Agreement conflict with the terms of any Purchase and Servicing Agreement, the related Purchase and Servicing Agreement shall govern.

      Section 11.14. Counterparts.

      This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

      Section 11.15. No Petitions.

      The Trustee and the Master Servicer (not in its individual corporate capacity, but solely as Master Servicer hereunder), by entering into this Agreement, hereby covenant and agree that


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they shall not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to this Agreement or any of the documents entered into by the Depositor in connection with the transactions contemplated by this Agreement, except that the Trustee shall not be prohibited from filing a proof of claim in any such proceeding.

      Section 11.16. Indemnification by Trust.

      Pursuant to the Purchase and Servicing Agreements, each of the Originators and Servicers shall be indemnified by the Trust to the extent specified in the related Purchase and Servicing Agreement.

      Pursuant to the Custodial Agreements, each of the Custodians shall be indemnified by the Trust to the extent specified in the related Custodial Agreement.

                                  ARTICLE XII

                             EXCHANGE ACT REPORTING

      Section 12.01. Filing Obligations.

      (a) The Master Servicer, the Securities Administrator, the Trustee and each Custodian shall reasonably cooperate with the Depositor in connection with the satisfaction of the Depositor's reporting requirements under the Exchange Act with respect to the Trust Fund. In addition to the information specified below, if so requested by the Depositor for the purpose of satisfying its reporting obligation under the Exchange Act, the Master Servicer, the Securities Administrator, the Trustee and each Custodian shall (and the Master Servicer shall cause each Servicer, to the extent required by the related Servicing Agreement, to) provide the Depositor with (a) such information which is available to such Person without unreasonable effort or expense and within such timeframe as may be reasonably requested by the Depositor to comply with the Depositor's reporting obligations under the Exchange Act and (b) to the extent such Person is a party (and the Depositor is not a party) to any agreement or amendment required to be filed, copies of such agreement or amendment in EDGAR-compatible form. Each of the Master Servicer (and the Master Servicer shall cause any Servicer to notify promptly, to the extent required by the related Servicing Agreement), the Securities Administrator, each Custodian and the Trustee shall promptly notify the Depositor and the Master Servicer (if the notifying party is not the Master Servicer), but in no event later than two
(2) Business Days after its occurrence, of any Reportable Event either (i) with respect to itself or any Affiliate of it or (ii) with respect to any Reporting Party, to the extent that it has received notice thereof.

      (b) On or prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare and file a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.


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      (c) In the event that the Securities Administrator is unable to file timely with the Commission all or any required portion of any Form 8-K, Form 10-D or Form 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will immediately notify the Depositor. In the case of Form 10-D and Form 10-K, the parties to this Agreement will (and the Master Servicer shall cause each Servicer to cooperate) prepare and file a Form 12b-25 and a Form 10-DA and Form 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information shall include such disclosure information in the next Form 10-D unless directed by the Depositor to file a Form 8-K with such Form 8-K Disclosure Information. In the event that any previously filed Form 8-K, Form 10-D or Form 10-K needs to be amended, and such amendment includes any Additional Form 10-D Disclosure, any Additional Form 10-K Disclosure or any Form 8-K Disclosure Information or an amendment to any such disclosure, the Securities Administrator will notify the Depositor and each Servicer affected by such amendment (unless such amendment is solely for the purpose of restating the monthly statement referred to in Section 4.05 hereof) and such parties will cooperate to prepare any necessary Form 8-KA, Form 10-DA or Form 10-KA. Any Form 15, Form 12b-25 or any amendment to a Form 8-K or a Form 10-D shall be signed by a duly authorized representative of the Master Servicer. Any amendment to a Form 10-K shall be signed by a senior officer of the Master Servicer in charge of the master servicing function. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of its duties under this Article XII related to the timely preparation and filing of a Form 15, Form 12b-25 or any amendment to a Form 8-K, Form 10-D or Form 10-K is contingent upon each such party performing its duties under this Section. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to a Form 8-K, Form 10-D or Form 10-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Form 8-K, Form 10-D or Form 10-K, not resulting from their own respective negligence, bad faith or willful misconduct.

      (d) All items under this Article XII to be reviewed by the Depositor should be forwarded electronically to rmbsdealupdate@morganstanley.com. In addition, for purposes of this Article XII, if the Securities Administrator or the Master Servicer is required to provide any information or documentation to such other party, for so long as Wells Fargo Bank, National Association is both Securities Administrator and Master Servicer, that delivery will be automatically deemed to have been made.

      (e) Each of Form 10-D and Form 10-K requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor shall notify the Securities Administration in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D and no later than March 15th with respect to the filing of a report on Form


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10-K, if the answer to the questions should be "no." In the absence of such notification by the Depositor to the Securities Administrator, the Securities Administrator shall be entitled to assume that the answer to the questions on Form 10-D and Form 10-K should be "yes". The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

      Section 12.02. Form 10-D Reporting.

      (a) No later than 5:00 p.m., New York time, on the 15th calendar day after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Securities Administrator shall file each Form 10-D with a copy of the related Monthly Statement attached thereto. Any disclosure in addition to the Monthly Statement that is required to be included on Form 10-D ("Additional Form 10-D Disclosure") shall be prepared and filed by the Securities Administrator pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

      (b) In accordance with the respective reporting obligations set forth on Exhibit N-1 hereto, within 5 calendar days after the related Distribution Date, the Master Servicer and any other Reporting Party shall be required to provide to the Securities Administrator and the Depositor in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, together with an Additional Disclosure Notification in the form of Exhibit P attached hereto (an "Additional Disclosure Notification"). The Securities Administrator shall notify the Depositor of any Additional Form 10-D Disclosure with respect to itself or any of its Affiliates and any other Additional Form 10-D Disclosure received by it. Within one (1) Business Day of such notification, the Depositor will approve or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Depositor will be responsible for any reasonable additional fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

      (c) After preparing the Form 10-D, and no later than the close of business on the 11th calendar day after the Distribution Date, the Securities Administrator shall forward electronically a draft copy of the Form 10-D to the Master Servicer and to the Depositor for review. No later than the 13th calendar day after the Distribution Date, the Depositor shall notify the Securities Administrator in writing (which may be provided electronically) of any changes to or approve the filing of such Form 10-D. In the absence of receipt of any written changes or approval, or if the Depositor does not request a copy of a Form 10-D, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-D. A duly authorized representative of the Master Servicer shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures


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set forth in Section 12.01(c) hereof. Promptly (but no later than 1 Business
Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Securities Administrator. The signing party at the Master Servicer can be contacted by e-mail at cts.sec.notifications@wellsfargo.com or by facsimile (410) 715-2380. Each party to this Agreement acknowledges that the performance by the Securities Administrator and the Master Servicer of its duties under this Section 12.02 related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 12.02. Neither the Securities Administrator nor the Master Servicer shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto (other than an Affiliate thereof) needed to prepare, arrange for execution or file such Form 10-D, not resulting from their respective negligence, bad faith or willful misconduct.

      Section 12.03. Form 8-K Reporting.

      (a) As directed by the Depositor, within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), the Securities Administrator shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K (operative agreements) in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K ("Form 8-K Disclosure Information") shall be prepared by the Securities Administrator pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

      (b) In accordance with the respective reporting obligations set forth on Exhibit N-3 hereto, no later than the close of business on the second Business Day immediately following the occurrence of a Reportable Event, each of the Securities Administrator, the Custodian, the Trustee, the Master Servicer and the Depositor shall be required to provide to the Securities Administrator and the Depositor, as applicable, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 8-K Disclosure, if applicable, together with an Additional Disclosure Notification. The Securities Administrator shall notify the Depositor of any Form 8-K Disclosure Information with respect to itself or any of its Affiliates and any other Form 8-K Disclosure Information received by it. The Depositor will approve or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on Form 8-K. The Depositor will be responsible for any reasonable additional fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

      (c) After preparing the Form 8-K, the Securities Administrator shall forward electronically a draft copy of the Form 8-K to the Depositor and the Master Servicer for review no later than 12:00 p.m., New York time, on the third Business Day following the Reportable


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Event. The Depositor shall notify the Securities Administrator in writing
(which may be provided electronically) of any changes to or approval of such Form 8-K no later than the close of business on the third Business Day following the Reportable Event. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 8-K. By 12:00 p.m., New York time, on the fourth Business Day after the occurrence of the Reportable Event, a duly authorized representative of the Master Servicer shall sign the Form 8-K, then return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 12.01(c). With respect to each Form 8-K prepared and filed by the Securities Administrator, promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will, make available on its internet website a final executed copy thereof. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of its duties under this Section
12.03 related to the timely preparation, execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 12.03. Neither the Securities Administrator nor the Master Servicer shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 8-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto (other than an Affiliate thereof) needed to prepare, arrange for execution or file such Form 8-K, not resulting from their respective negligence, bad faith or willful misconduct.

      Section 12.04. Form 10-K Reporting.

      (a) Within 90 days (including the 90th day) after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the "10-K Filing Deadline"), commencing in March 2007 and continuing until the Trust has been deregistered with the Commission, the Securities Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement and the related Servicing Agreement, (i) an annual compliance statement for each Servicer, each Additional Servicer, the Master Servicer, each Custodian and the Securities Administrator (each such party and each Custodian, a "Reporting Servicer") as described under Section 9.11, (ii)(A) the annual reports on assessment of compliance with servicing criteria for each Reporting Servicer, as described under Section 12.06, and (B) if each Reporting Servicer's report on assessment of compliance with servicing criteria described under Section 12.06 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer's report on assessment of compliance with servicing criteria described under Section 12.06 is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the registered public accounting firm attestation report for each Reporting Servicer, as described under Section 12.06, and (B) if any registered public accounting firm attestation report described under Section
12.06 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if


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any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a Sarbanes-Oxley Certification as described in Section 12.05. Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

      (b) In accordance with the respective reporting obligations set forth on Exhibit N-2 hereto, no later than March 15 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007 and continuing until the Trust has been deregistered with the Commission, the Master Servicer and any other Reporting Party shall be required to provide to the Securities Administrator and the Depositor, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, together with an Additional Disclosure Notification. The Securities Administrator shall notify the Depositor of any Additional Form 10-K Disclosure with respect to itself or any of its Affiliates and any other Additional Form 10-K Disclosure received by it. Within one (1) Business Day of such notification, the Depositor will approve or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Depositor will be responsible for any reasonable additional fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

      (c) After preparing the Form 10-K, the Securities Administrator shall forward electronically a draft copy of the Form 10-K to the Master Servicer and, upon request, to the Depositor for review. No later than the earlier of:
(x) three (3) Business Days following the receipt by the Depositor and (y) March 25th, the Depositor and the Master Servicer shall notify the Securities Administrator in writing (which may be provided electronically) of any changes to or approve the filing of such Form 10-K. In the absence of receipt of any written changes or approval, or if the Depositor does not request a copy of a Form 10-K, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-K. A senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 12.01(c). Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Securities Administrator. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 12.04 related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties (and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section 12.04, Section 9.11 Section 12.05 and Section 12.06. Neither the Master Servicer nor the Securities Administrator shall have any


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liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-K, where such failure results from the Master Servicer's or the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from their own respective negligence, bad faith or willful misconduct.

      Section 12.05. Sarbanes-Oxley Certification.

      Each Form 10-K shall include a Sarbanes-Oxley Certification required to be included therewith pursuant to the Sarbanes-Oxley Act. The senior officer of the Master Servicer in charge of the master servicing function shall sign the Sarbanes-Oxley Certification and shall serve as the Certifying Person on behalf of the Trust.

      The respective parties hereto agree to cooperate with all reasonable requests made by any Certifying Person or Certification Party in connection with such Person's attempt to conduct any due diligence that such Person reasonably believes to be appropriate in order to allow it to deliver any Sarbanes-Oxley Certification or portion thereof with respect to the Trust Fund.

      Section 12.06. Reports on Assessment of Compliance and Attestation.

      (a) By March 15 of each year (such date includes the expiration of any applicable grace period), commencing in March 2007, the Master Servicer, the Securities Administrator, each Custodian (for so long as a Form 10-K will be filed on behalf of the Trust for the preceding calendar year) and each other Reporting Party, each at its own expense, shall furnish or otherwise make available, and each such party shall cause any Servicing Function Participant engaged by it to furnish, each at its own expense, to the Securities Administrator and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 12.04, including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Relevant Servicing Criteria as of and for such period.

      No later than the end of each fiscal year for the Trust for which a 10-K is required to be filed, the Master Servicer and each Custodian shall each forward to the Securities Administrator the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant; however if the Master Servicer and the Securities Administrator are the same entity, then the Master Servicer is not required to forward to the Securities Administrator its assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 12.04. When the Master Servicer and the Securities Administrator (or any Servicing Function Participant engaged by


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them) submit their assessments to the Securities Administrator, such parties will also at such time include the assessment (and attestation pursuant to Section 12.06(b) of each Servicing Function Participant engaged by it.

      Promptly after receipt of each such report on assessment of compliance,
(i) the Depositor shall review each such report and, if applicable, consult with the Master Servicer, the Securities Administrator, each Custodian and any Servicing Function Participant engaged by such parties as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Securities Administrator shall confirm that the assessments, taken as a whole, address all of the Servicing Criteria and taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit O and on any similar exhibit set forth in each Servicing Agreement in respect of each Servicer and notify the Depositor of any exceptions.

      (b) By March 15 of each year, commencing in March 2007, the Master Servicer, the Securities Administrator, each Custodian (for so long as a Form 10-K will be filed in respect of the Trust for the preceding calendar year) and each other Reporting Party, each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Master Servicer, the Trustee, the Custodian, the Securities Administrator, or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report to the Securities Administrator and the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party's compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language.

      Promptly after receipt of such report from the Master Servicer, the Securities Administrator, each Custodian or any Servicing Function Participant engaged by such parties, (i) the Depositor shall review the report and, if applicable, consult with such parties as to the nature of any defaults by such parties, in the fulfillment of any of each such party's obligations hereunder or under any other applicable agreement, and (ii) the Securities Administrator shall confirm that each assessment submitted pursuant to Section 12.06(a) is coupled with an attestation meeting the requirements of this Section 12.06(b) and notify the Depositor of any exceptions.

      Section 12.07. Use of Subcontractors.

      (a) The Master Servicer shall cause any Subcontractor used by the Master Servicer for the benefit of the Depositor to comply with the provisions of
Section 9.11 and this Article XII to the same extent as if such Subcontractor were the Master Servicer (except with respect to the Master Servicer's duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person). The Master Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Depositor any servicer compliance statement required to be delivered by such Subcontractor under Section 9.11, any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 12.07 and any certification required to be delivered to the Certifying Person under
Section 12.05 as and when required to be delivered. As a condition to the succession to any Subcontractor as subservicer under this Agreement by any Person (i) into which such Subcontractor may be merged or consolidated, or (ii) which may be appointed as a successor to any Subcontractor, the Master Servicer shall provide to the Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K.

      (b) It shall not be necessary for the Master Servicer or the Trustee to seek the consent of the Depositor or any other party hereto to the utilization of any Subcontractor. The Master Servicer or the Trustee, as applicable, shall promptly upon request provide to the Depositor (or any designee of the Depositor, such as the Master Servicer or administrator) a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by such Person, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

      As a condition to the utilization of any Subcontractor determined to be a Reporting Subcontractor, the Master Servicer or the Trustee, as applicable, shall cause any such Subcontractor used by such Person for the benefit of the Depositor to comply with the provisions of Sections 12.07 and 12.09 of this Agreement to the same extent as if such Subcontractor were the Master Servicer (except with respect to the Master Servicer's duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person) or the Trustee, as applicable. The Master Servicer or the Trustee, as applicable, shall be responsible for obtaining from each Subcontractor and delivering to the Depositor and the Master Servicer, any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 12.07, in each case as and when required to be delivered.

      Section 12.08. Indemnification by the Master Servicer and the Securities Administrator.

      (a) The Master Servicer and the Securities Administrator (each, an "Indemnifying Party"), shall, severally and not jointly, indemnify the Depositor and the Seller for the preparation, execution or filing of any report required to be filed with the Commission with respect to the Trust Fund, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to the Trust Fund; and the respective present and former directors, officers, employees and agents of each of the foregoing and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (i) any untrue statement of a material fact contained or alleged to be contained in or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading in (A) any compliance certificate delivered by it, or by any Servicing Function Participant engaged by it, pursuant to this Agreement, (B) any assessment or attestation delivered by or on behalf of it, or by any Servicing Function Participant engaged by it, pursuant to this Agreement, or (C) any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure Information concerning the Securities Administrator or the Master Servicer and provided by either of them;

            (ii) any failure by the Indemnifying Party to perform its obligations when and as required under this Article XII; or

            (iii) any negligence, bad faith or willful misconduct by the Indemnifying Party.

      In the case of any failure of performance described in clause (a)(ii) of this Section, the Indemnifying Party shall promptly reimburse the Seller or the Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to the Trust, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Indemnifying Party or any Subservicer or Subcontractor of the Indemnifying Party.

      (b) (i) Any failure by the Indemnifying Party or any Subservicer or any Subcontractor of the Indemnifying Party to deliver any information, report, certification or accountants' letter when and as required under this Article XII, including (except as provided below) any failure by the Indemnifying Party to identify pursuant to Section 12.07 any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Indemnifying Party under this Agreement, and shall entitle the Seller or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Indemnifying Party under this Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Indemnifying Party; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Master Servicer as servicer, such provision shall be given effect.

      Neither the Seller nor any Depositor shall be entitled to terminate the rights and obligations of an Indemnifying Party pursuant to this subparagraph
(b)(ii) if a failure of the Master Servicer to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

            (ii) The Indemnifying Party shall promptly reimburse the Seller and any Depositor for all reasonable expenses incurred by them, in connection with the termination of the Indemnifying Party and the transfer of their duties to a successor. The provisions of this paragraph shall not limit whatever rights the Seller or the Depositor may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

      Section 12.09. Indemnification by the Custodian.

      (a) If the entity serving as Trustee is also serving as a Custodian, such entity in its capacity as Custodian shall indemnify the Depositor, each affiliate of the Depositor, the Master Servicer and each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective directors, officers, and employees of each of the foregoing (each, an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain directly relating to:

            (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, compliance assessment or other material it is required to provide or cause to be provided under this Article XII (collectively, the "Custodian Information"), or (B) the omission or alleged omission to state in the Custodian Information a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

            (ii) any failure to deliver or cause to be delivered any information, report, certification, accountants' attestation or other material when and as required under this Article XII.

      If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Custodian agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Custodian on the other.

      (b) In the case of any failure of performance described in clause (a) of this Section 12.09, the Custodian shall promptly reimburse the Indemnified Party responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to the Trust, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required.

      (c) This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

                                     MORGAN STANLEY CAPITAL I INC.,
                                     as Depositor

                                     By:  /s/ Valerie Kay
                                          -----------------------------------
                                          Name:   Valerie Kay
                                          Title:  Vice President

                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     as Trustee and a Custodian

                                     By:  /s/ Susan L. Feld
                                          -----------------------------------
                                          Name:   Susan L. Feld
                                          Title:  Assistant Vice President


                                     By:  /s/ Mark J. Jerva
                                          -----------------------------------
                                          Name:   Mark J. Jerva
                                          Title:  Vice President

                                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                     as Master Servicer

                                     By:  /s/ Patricia Russo
                                          -----------------------------------
                                          Name:   Patricia Russo
                                          Title:  Vice President

                                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                     as Securities Administrator

                                     By:  /s/ Patricia Russo
                                          -----------------------------------
                                          Name:   Patricia Russo
                                          Title:  Vice President

Solely for purposes of Section 2.05
accepted and agreed to by:

MORGAN STANLEY MORTGAGE CAPITAL INC.

By:   /s/ Valerie Kay
      ------------------------------
      Name:   Valerie Kay
      Title:  Vice President

                                   EXHIBIT A

                             FORMS OF CERTIFICATES

                                   EXHIBIT B

          FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF          )
                  )   ss.:
COUNTY OF         )

      [NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

      1.    That he [she] is [title of officer] ________________________ of
            [name of Purchaser] _________________________________________ (the
            "Purchaser"), a _______________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

      2.    That the Purchaser's Taxpayer Identification Number is [ ].

      3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will not be a "disqualified organization" as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), any "electing large partnership" within the meaning of Section 775 of the Code, or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

      4. That the Purchaser either (x) is not, and on __________________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
            Section 4975 of the Code ("Code"), (collectively, a "Plan") or a person acting on behalf of any such Plan or investing the assets of any such Plan to acquire a Residual Certificate; (y) is an insurance company that is purchasing the Certificate with funds contained in an "insurance company general account" as defined in
            Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60 and the purchase and holding of the Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE

            95-60; or (z) herewith delivers to the Certificate Registrar an opinion of counsel satisfactory to the Certificate Registrar and the Securities Administrator and upon which the Certificate Registrar, the Trustee, the Master Servicer, the Depositor and Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such Residual Certificate by the Investor will not result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Depositor, the Master Servicer or the Securities Administrator to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trust Fund or any of the above parties.

      5. That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement, dated as of May 1, 2006 (the "Agreement"), by and among Morgan Stanley Capital I Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer and as Administrator and LaSalle Bank National Association, as Trustee with respect to Morgan Stanley Mortgage Loan Trust 2006-8AR, Mortgage Pass-Through Certificates, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee containing the representations in paragraphs 3 and 4 hereof.

      6. That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

      7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

      8. That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Certificate Registrar a written statement substantially in the form of Exhibit C to the Agreement.

      9. That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

      10. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI (Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States) or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to the transferor, the Trustee and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia; (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income; (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust; and, (v) to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 that are treated as United States persons prior to such date and elect to continue to be treated as United States persons.

      11. The Purchaser will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base of the Purchaser or another U.S. taxpayer.

      12. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a "disqualified organization," an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

      13. That the Purchaser consents to the designation of the Securities Administrator to act as agent for the "tax matters person" of each REMIC created by the Trust Fund pursuant to the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________ 20__.

                                          ---------------------------------
                                          [name of Purchaser]


                                          By:
                                               --------------------------------
                                               Name:
                                               Title:

      Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

      Subscribed and sworn before me this _____ day of __________ 20__.

NOTARY PUBLIC

----------------------------

COUNTY OF ________________

STATE OF __________________

My commission expires the _____ day of __________ 20__.

                                   EXHIBIT C

          FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)

                                                   ----------------------------
                                                               Date

Re:      Morgan Stanley Mortgage Loan Trust 2006-8AR
         Mortgage Pass-Through Certificates

      _______________________ (the "Transferor") has reviewed the attached affidavit of _____________________________ (the "Transferee"), and has no
actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

                                                     Very truly yours,

                                                     -------------------------
                                                     Name:
                                                     Title:

                                   EXHIBIT D

                                   [RESERVED]

                                   EXHIBIT E

                   LIST OF PURCHASE AND SERVICING AGREEMENTS

1. Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of December 1, 2005, between American Home Mortgage Corp., as seller and Morgan Stanley Mortgage Capital Inc., as purchaser;

2. Mortgage Loan Sale and Servicing Agreement, dated as of January 1, 2006, between American Home Mortgage Corp., as seller, American Home Mortgage Servicing, Inc., as servicer and Morgan Stanley Mortgage Capital Inc., as purchaser;

3. Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of November 7, 2005, between EverBank, as seller and Morgan Stanley Mortgage Capital Inc., as purchaser;

4. Master Mortgage Loan Purchase and Warranties Agreement, dated as of January 20, 2005 between First National Bank of Nevada, as seller and Morgan Stanley Mortgage Capital Inc., as purchaser.

5. First Amended and Restated Servicing Agreement, dated as of January 1, 2006, between GMAC Mortgage Corporation, as servicer and Morgan Stanley Mortgage Capital Inc., as purchaser;

6. Mortgage Loan Sale and Servicing Agreement dated as of December 1, 2005, between The Hemisphere National Bank, as seller and servicer and Morgan Stanley Mortgage Capital Inc., as purchaser;

7. Amended and Restated Mortgage Loan Purchase And Warranties Agreement, dated as of May 1, 2005, between MortgageIT, Inc., as seller and Morgan Stanley Mortgage Capital Inc., as purchaser;

8. Third Amended And Restated Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005 and an Amended and Restated Master Servicing Agreement, dated as of February 1, 2004, between Morgan Stanley Credit Corporation, as seller and servicer and Morgan Stanley Mortgage Capital Inc., as purchaser;

9. Mortgage Loan Purchase And Warranties Agreement, dated as of December 1, 2005, between Ohio Savings Bank, as seller and Morgan Stanley Mortgage Capital Inc., as purchaser;

10. Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of February 28, 2005, between Wachovia Mortgage Corporation, as seller and Morgan Stanley Mortgage Capital Inc., as purchaser; and

11. Seller's Purchase, Warranties and Servicing Agreement, dated as of September 1, 2004, as supplemented by an Amended and Restated Regulation AB Compliance Addendum dated as of April 17, 2006, each between Wachovia Mortgage Corporation, as seller and servicer and Morgan Stanley Mortgage Capital Inc., as purchaser.

                                   EXHIBIT F

                          LIST OF CUSTODIAL AGREEMENTS

1. Custodial Agreement, dated as of May 1, 2006, by and among Morgan Stanley Mortgage Capital Inc, as purchaser, American Home Mortgage Corp., as seller, American Home Mortgage Servicing, Inc., as servicer, The Hemisphere National Bank, as servicer and seller, Morgan Stanley Credit Corporation, as servicer and seller, Wachovia Mortgage Corporation, as servicer and seller, Wells Fargo Bank, National Association, as master servicer and securities administrator, LaSalle Bank National Association, as trustee, and JPMorgan Chase Bank, National Association, as custodian.

2. Custodial Agreement, dated as of May 1, 2006, by and among Morgan Stanley Mortgage Capital Inc., as purchaser, Morgan Stanley Credit Corporation, as servicer and seller, LaSalle Bank National Association, as trustee, Wells Fargo Bank, National Association, as master servicer and securities administrator, and Wells Fargo Bank, National Association, as custodian.

                                   EXHIBIT G

    ASSIGNMENT AND NOTICE OF TRANSFER WITH RESPECT TO ADDITIONAL COLLATERAL
                                MORTGAGE LOANS

                                   EXHIBIT H

                     FORM OF RULE 144A TRANSFER CERTIFICATE

Re:   Morgan Stanley Mortgage Loan Trust 2006-8AR,
      Mortgage Pass-Through Certificates

      Reference is hereby made to the Pooling and Servicing Agreement, dated as of May 1, 2006 (the "Pooling and Servicing Agreement"), by and among Morgan Stanley Capital I Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer, as Securities Administrator and, in its capacity as Securities Administrator, as Auction Administrator, LaSalle Bank National Association, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

      This letter relates to $__________ initial Certificate Balance of Class _____ Certificates which are held in the form of Definitive Certificates registered in the name of ______________ (the "Transferor"). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

      In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A purchasing for its own account or for the account of a "qualified institutional buyer," which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Underwriter, the Certificate Registrar and the Depositor.

                                          ------------------------------------
                                          [Name of Transferor]


                                          By:
                                               -----------------------------
                                               Name:
                                               Title:

Dated: ___________, ____

                                   EXHIBIT I

                         FORM OF PURCHASER'S LETTER FOR

                       INSTITUTIONAL ACCREDITED INVESTOR

                                                                       Date

Dear Sirs:

      In connection with our proposed purchase of $______________ principal amount of Morgan Stanley Mortgage Loan Trust 2006-8AR, Mortgage Pass-Through Certificates (the "Privately Offered Certificates") of Morgan Stanley Capital I Inc. (the "Depositor"), we confirm that:

(1) We understand that the Privately Offered Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Privately Offered Certificates within two years of the later of the date of original issuance of the Privately Offered Certificates or the last day on which such Privately Offered Certificates are owned by the Depositor or any affiliate of the Depositor we will do so only (A) to the Depositor, (B) to "qualified institutional buyers" (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act ("QIBs"), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an "Institutional Accredited Investor") which, prior to such transfer, delivers to the Certificate Registrar under the Pooling and Servicing Agreement, dated as of May 1, 2006 (the "Pooling and Servicing Agreement"), by and among Morgan Stanley Capital I Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer, as Securities Administrator and, in its capacity as Securities Administrator, as Auction Administrator and LaSalle Bank National Association, as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Privately Offered Certificates from us a notice advising such purchaser that resales of the Privately Offered Certificates are restricted as stated herein.

(2) We understand that, in connection with any proposed resale of any Privately Offered Certificates to an Institutional Accredited Investor, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Privately Offered Certificates purchased by us will bear a legend to the foregoing effect.

(3) We are acquiring the Privately Offered Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the

      Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Privately Offered Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4) We are an Institutional Accredited Investor and we are acquiring the Privately Offered Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5) We have received such information as we deem necessary in order to make our investment decision.

(6) If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Exemption, no Plan and no person acting on behalf of such a Plan may acquire such Certificate except in accordance with Section 3.03(d) of the Pooling and Servicing Agreement.

      Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

      You and the Certificate Registrar are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                           Very truly yours,

                                           ------------------------------------
                                           [Purchaser]


                                           By:
                                                -------------------------------
                                                Name:
                                                Title:

                                   EXHIBIT J

                        FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK    )
                     )  ss.:
COUNTY OF NEW YORK   )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is the ______________________ of ______________ (the
"Investor"), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

      2. The Investor either (x) is not, and on ___________ [date of transfer] will not be, an employee benefit plan or other plan or arrangement subject to
Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), (collectively, a "Plan") or a person acting on behalf of any such Plan or investing the assets of any such Plan; (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company that is purchasing the Certificate with funds contained in an "insurance company general account" as defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60 and the purchase and holding of the Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60; or (z) herewith delivers to the Certificate Registrar an opinion of counsel satisfactory to the Certificate Registrar and the Securities Administrator and upon which the Certificate Registrar, the Trustee, the Master Servicer, the Depositor and the Securities Administrator shall be entitled to rely, to the effect that the purchase and holding of such Certificate by the Investor will not constitute or result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trust Fund or the above parties.

      3. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement, dated as of May 1, 2006 (the "Pooling and Servicing Agreement"), by and among Morgan Stanley Capital I Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer, as Securities Administrator and, in its capacity as Securities Administrator, as Auction Administrator and LaSalle Bank National Association, as Trustee, no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee in the form hereof.

      IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________ 20___.


                                            ----------------------------------
                                            [Investor]


                                            By:
                                                 -----------------------------
                                                 Name:
                                                 Title:

ATTEST:

STATE OF         )
                 )  ss.:
COUNTY OF        )

      Personally appeared before me the above-named ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

      Subscribed and sworn before me this _____ day of _________ 20___.


                                                ------------------------------
                                                NOTARY PUBLIC

                                                My commission expires the
                                                _____ day of __________ 20___.

                                   EXHIBIT K

                       FORM OF LETTER OF REPRESENTATIONS
                       WITH THE DEPOSITORY TRUST COMPANY

                    [On File with Securities Administrator]

                                  EXHIBIT L-1

                    FORM OF INITIAL CUSTODIAL CERTIFICATION

                                  May __, 2006

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Wells Fargo Bank, National Association
9062 Old Annapolis Road

Columbia, Maryland 21045

LaSalle Bank National Association, as Trustee
135 South LaSalle Street, Suite 2910

Chicago, Illinois 60603

Attention: Trust Administration - MSM 2006-8AR

            Re: Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to Morgan Stanley Mortgage Loan Trust 2006-8AR, Mortgage Pass-Through Certificates, Series 2006-8AR

      Ladies and Gentlemen:

      In accordance with and subject to the provisions of Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that, except for the exceptions noted on the schedule attached hereto, (a) all documents required to be delivered to the Custodian pursuant to Sections 2.01(a)(i) through (iv) and (ix)(b), (c) (solely to the extent of the UCC-1), (g) and (h), and if delivered to it, the documents identified in
Section 2.01(a)(v) through (vii) and (ix)(c) (solely to the extent of the UCC-3) and (f) of the Pooling and Servicing Agreement are in its possession,
(b) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage Loan, (c) based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan and (d) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 of the Pooling and Servicing Agreement. The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically mentioned above. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.


                                     L-1-1

      The Custodian acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.


                                     L-1-2

      Capitalized terms used herein without definition shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                              [LASALLE BANK NATIONAL ASSOCIATION, as Custodian]

                              [JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Custodian]

                              [WELLS FARGO BANK, NATIONAL ASSOCIATION,] as Custodian

                              By:  _______________________
                                   Authorized Representative


                                     L-1-3

                                  EXHIBIT L-2

                     FORM OF FINAL CUSTODIAL CERTIFICATION

                                  May __, 2006

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Wells Fargo Bank, National Association
9062 Old Annapolis Road

Columbia, Maryland 21045

LaSalle Bank National Association, as Trustee
135 South LaSalle Street, Suite 2910

Chicago, Illinois 60603

Attention: Trust Administration - MSM 2006-8AR

            Re: Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to Morgan Stanley Mortgage Loan Trust 2006-8AR, Mortgage Pass-Through Certificates, Series 2006-8AR

Ladies and Gentlemen:

      In accordance with and subject to the provisions of Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that, except for the exceptions noted on the schedule attached hereto, (a) all documents required to be delivered to the Custodian pursuant to Sections 2.01(a)(i) through (iv) and (ix)(b), (c) (solely to the extent of the UCC-1), (g) and (h), and if delivered to it, the documents identified in
Section 2.01(a)(v) through (vii) and (ix)(c) (solely to the extent of the UCC-3) and (f) of the Pooling and Servicing Agreement are in its possession,
(b) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage Loan, (c) based on its examination and only as to the foregoing documents, these documents with respect to each Mortgage Loan accurately reflect the information contained in the Mortgage Note and Mortgage and (d) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 of the Pooling and Servicing Agreement. The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically mentioned above. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.


                                     L-2-1

      The Custodian acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.


                                     L-2-2

      Capitalized terms used herein without definition shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                      [LASALLE BANK NATIONAL ASSOCIATION,
                                      as Custodian]

                                      [JPMORGAN CHASE BANK, NATIONAL
                                      ASSOCIATION, as Custodian]

                                      [WELLS FARGO BANK, NATIONAL ASSOCIATION,] as Custodian

                                      By:  _______________________
                                           Authorized Representative


                                     L-2-3

                                   EXHIBIT M

                        REQUEST FOR RELEASE OF DOCUMENTS

[Name and Address of appropriate Custodian]

            Re: Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to Morgan Stanley Mortgage Loan Trust 2006-8AR, Mortgage Pass-Through Certificates, Series 2006-8AR and Custodial Agreement relating to Morgan Stanley Mortgage Loan Trust 2006-8AR

      In connection with the administration of the Mortgage Loans in the Trust created by the above-captioned Pooling and Servicing Agreement and that are held by you as Custodian pursuant to the above-captioned Custodial Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

      Mortgage Loan Number:

      Mortgagor Name, Address & Zip Code:

      Reason for Requesting Documents (check one):

      __________ 1. Mortgage Paid in Full

      __________ 2. Foreclosure

      __________ 3. Substitution

      __________ 4. Other Liquidation (Repurchases, etc.)

      __________ 5. Nonliquidation

      Reason: ______________________

Address to which Custodian should
Deliver the Mortgage File:

_____________________________________________
_____________________________________________
_____________________________________________

By:_______________________________________
         (authorized signer)

Issuer:_____________________________________

Address:  __________________________________________
          __________________________________________

Date:        ______________________________________________

Custodian
---------------

[insert name of appropriate Custodian]

Please acknowledge the execution of the above request by your signature and date below:

------------------------------------
Signature

---------------------
Date

Documents returned to Custodian:

------------------------------------
Signature

---------------------
Date

                                               EXHIBIT N-1

                                     Additional Form 10-D Disclosure

-----------------------------------------------------------------------------------------------------------------------------------
                                                 ADDITIONAL FORM 10-D DISCLOSURE
-----------------------------------------------------------------------------------------------------------------------------------
                        Item on Form 10-D                                                 Responsible Party
-----------------------------------------------------------------------------------------------------------------------------------
      Item 1: Distribution and Pool Performance Information

-----------------------------------------------------------------------------------------------------------------------------------
Information included in the [Monthly Statement]                        Servicer, Master Servicer and Securities Administrator

-----------------------------------------------------------------------------------------------------------------------------------
Any information required by 1121 which is NOT included on the                                 Depositor
[Monthly Statement]

-----------------------------------------------------------------------------------------------------------------------------------
                    Item 2: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:

-----------------------------------------------------------------------------------------------------------------------------------
o Issuing Entity (Trust Fund)                                          Trustee, Master Servicer, Securities Administrator and
                                                                                              Depositor

-----------------------------------------------------------------------------------------------------------------------------------
o Sponsor (Seller)                                                  Seller (if a party to the Pooling and Servicing Agreement) or
                                                                                              Depositor

-----------------------------------------------------------------------------------------------------------------------------------
o Depositor                                                                                   Depositor
-----------------------------------------------------------------------------------------------------------------------------------
o Trustee                                                                                      Trustee
-----------------------------------------------------------------------------------------------------------------------------------
o Securities Administrator                                                            Securities Administrator
-----------------------------------------------------------------------------------------------------------------------------------
o Master Servicer                                                                          Master Servicer
-----------------------------------------------------------------------------------------------------------------------------------
o Custodian                                                                                   Custodian
-----------------------------------------------------------------------------------------------------------------------------------
o 1110(b) Originator                                                                          Depositor
-----------------------------------------------------------------------------------------------------------------------------------
o Any 1108(a)(2) Servicer (other than the Master Servicer or                                  Servicer
Securities Administrator)
-----------------------------------------------------------------------------------------------------------------------------------
o Any other party contemplated by 1100(d)(1)                                                  Depositor
-----------------------------------------------------------------------------------------------------------------------------------
         Item 3: Sale of Securities and Use of Proceeds               (i) Depositor (with respect to the Closing Date) and (ii)
Information from Item 2(a) of Part II of Form 10-Q:                                        Master Servicer

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of
Regulation S-K. Pricing information can be omitted if securities
-----------------------------------------------------------------------------------------------------------------------------------


                               N-1-1

                                     Additional Form 10-D Disclosure

-----------------------------------------------------------------------------------------------------------------------------------
                                                 ADDITIONAL FORM 10-D DISCLOSURE
-----------------------------------------------------------------------------------------------------------------------------------
                        Item on Form 10-D                                                 Responsible Party
-----------------------------------------------------------------------------------------------------------------------------------
were not registered.

-----------------------------------------------------------------------------------------------------------------------------------
             Item 4: Defaults Upon Senior Securities                            Securities Administrator and Trustee

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)

-----------------------------------------------------------------------------------------------------------------------------------
   Item 5: Submission of Matters to a Vote of Security Holders                      Securities Administrator and
                                                                                               Trustee

Information from Item 4 of Part II of Form 10-Q

-----------------------------------------------------------------------------------------------------------------------------------
           Item 6: Significant Obligors of Pool Assets                                        Depositor

Item 1112(b) - Significant Obligor Financial Information*

-----------------------------------------------------------------------------------------------------------------------------------
*This  information need only be reported on the Form 10-D for the distribution  period in which  updated  information  is  required pursuant to the Item.

-----------------------------------------------------------------------------------------------------------------------------------
      Item 7: Significant Enhancement Provider Information

Item 1114(b)(2) - Credit Enhancement Provider Financial
Information*

-----------------------------------------------------------------------------------------------------------------------------------
o Determining applicable disclosure threshold                                                 Depositor
-----------------------------------------------------------------------------------------------------------------------------------
o  Requesting  required  financial  information   (including  any                             Depositor
required  accountants'  consent to the use  thereof) or effecting incorporation by reference
-----------------------------------------------------------------------------------------------------------------------------------
  Item 1115(b) - Derivative Counterparty Financial Information*

-----------------------------------------------------------------------------------------------------------------------------------
o Determining current maximum probable exposure                                               Depositor
-----------------------------------------------------------------------------------------------------------------------------------
o Determining current significance percentage                                                 Depositor
-----------------------------------------------------------------------------------------------------------------------------------
o  Requesting  required  financial  information   (including  any                             Depositor
required  accountants'  consent to the use  thereof) or effecting incorporation by reference
-----------------------------------------------------------------------------------------------------------------------------------
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
-----------------------------------------------------------------------------------------------------------------------------------
                    Item 8: Other Information                       Any responsible party for the applicable Form 8-K Disclosure item
-----------------------------------------------------------------------------------------------------------------------------------

                               N-1-2

                                     Additional Form 10-D Disclosure

-----------------------------------------------------------------------------------------------------------------------------------
                                                 ADDITIONAL FORM 10-D DISCLOSURE
-----------------------------------------------------------------------------------------------------------------------------------
                        Item on Form 10-D                                                 Responsible Party
-----------------------------------------------------------------------------------------------------------------------------------
Disclose  any  information  required  to be  reported on Form 8-K during the period covered by the Form 10-D but not reported

-----------------------------------------------------------------------------------------------------------------------------------
                        Item 9: Exhibits

-----------------------------------------------------------------------------------------------------------------------------------
             Monthly Statement to Certificateholders                                  Securities Administrator
-----------------------------------------------------------------------------------------------------------------------------------
    Exhibits required by Item 601 of Regulation S-K, such as                                  Depositor
                       material agreements
-----------------------------------------------------------------------------------------------------------------------------------


                               N-1-3

                                               EXHIBIT N-2

                                     Additional Form 10-K Disclosure

-----------------------------------------------------------------------------------------------------------------------------------
                                                 ADDITIONAL FORM 10-K DISCLOSURE
-----------------------------------------------------------------------------------------------------------------------------------
                        Item on Form 10-K                                                 Responsible Party
-----------------------------------------------------------------------------------------------------------------------------------
               Item 1B: Unresolved Staff Comments                                             Depositor
-----------------------------------------------------------------------------------------------------------------------------------
                   Item 9B: Other Information                          Any responsible party for disclosure items on Form 8-K
Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported
-----------------------------------------------------------------------------------------------------------------------------------
        Item 15: Exhibits, Financial Statement Schedules            (i) As to agreements, Securities Administrator/Depositor and
                                                                      (ii) as to financial statements, Reporting Parties (as to
                                                                                             themselves)
-----------------------------------------------------------------------------------------------------------------------------------
    Reg AB Item 1112(b): Significant Obligors of Pool Assets
-----------------------------------------------------------------------------------------------------------------------------------
Significant Obligor Financial Information*                                                    Depositor
-----------------------------------------------------------------------------------------------------------------------------------
*This  information need only be reported on the Form 10-D for the distribution  period in which  updated  information  is  required pursuant to the Item.
-----------------------------------------------------------------------------------------------------------------------------------
  Reg AB Item 1114(b)(2): Credit Enhancement Provider Financial
                           Information
-----------------------------------------------------------------------------------------------------------------------------------
o Determining applicable disclosure threshold                                                 Depositor
-----------------------------------------------------------------------------------------------------------------------------------
o  Requesting  required  financial  information   (including  any                             Depositor
required  accountants'  consent to the use  thereof) or effecting incorporation by reference
-----------------------------------------------------------------------------------------------------------------------------------
*This  information need only be reported on the Form 10-D for the distribution  period in which  updated  information  is  required pursuant to the Items.
-----------------------------------------------------------------------------------------------------------------------------------
     Reg AB Item 1115(b): Derivative Counterparty Financial
                           Information
-----------------------------------------------------------------------------------------------------------------------------------
o Determining current maximum probable exposure                                               Depositor
-----------------------------------------------------------------------------------------------------------------------------------
o Determining current significance percentage                                                 Depositor
-----------------------------------------------------------------------------------------------------------------------------------
o  Requesting  required  financial  information   (including  any                             Depositor
required  accountants'  consent to the use  thereof) or effecting incorporation by reference
-----------------------------------------------------------------------------------------------------------------------------------
*This  information need only be reported on the Form 10-D for the distribution  period in which  updated  information  is  required pursuant to the Items.
-----------------------------------------------------------------------------------------------------------------------------------
               Reg AB Item 1117: Legal Proceedings
-----------------------------------------------------------------------------------------------------------------------------------


                               N-2-1

-----------------------------------------------------------------------------------------------------------------------------------
                                                 ADDITIONAL FORM 10-K DISCLOSURE
-----------------------------------------------------------------------------------------------------------------------------------
                        Item on Form 10-K                                                 Responsible Party
-----------------------------------------------------------------------------------------------------------------------------------
Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:
-----------------------------------------------------------------------------------------------------------------------------------
o Issuing Entity (Trust Fund)                                          Trustee, Master Servicer, Securities Administrator and
                                                                                              Depositor
-----------------------------------------------------------------------------------------------------------------------------------
o Sponsor (Seller)                                                  Seller (if a party to the Pooling and Servicing Agreement) or
                                                                                              Depositor
-----------------------------------------------------------------------------------------------------------------------------------
o Depositor                                                                                   Depositor
-----------------------------------------------------------------------------------------------------------------------------------
o Trustee                                                                                      Trustee
-----------------------------------------------------------------------------------------------------------------------------------
o Securities Administrator                                                            Securities Administrator
-----------------------------------------------------------------------------------------------------------------------------------
o Master Servicer                                                                          Master Servicer
-----------------------------------------------------------------------------------------------------------------------------------
o Custodian                                                                                   Custodian
-----------------------------------------------------------------------------------------------------------------------------------
o 1110(b) Originator                                                                          Depositor
-----------------------------------------------------------------------------------------------------------------------------------
o Any 1108(a)(2) Servicer (other than the Master Servicer or                                  Servicer
Securities Administrator)
-----------------------------------------------------------------------------------------------------------------------------------
o Any other party contemplated by 1100(d)(1)                                                  Depositor
-----------------------------------------------------------------------------------------------------------------------------------
        Reg AB Item 1119: Affiliations and Relationships
-----------------------------------------------------------------------------------------------------------------------------------
Whether (a) the Sponsor (Seller),  Depositor or Issuing Entity is                        Depositor as to (a)
an  affiliate  of the  following  parties,  and (b) to the extent                     Sponsor/Seller as to (a)
known and material,  any of the following  parties are affiliated with one another:
-----------------------------------------------------------------------------------------------------------------------------------
o Master Servicer                                                                          Master Servicer
-----------------------------------------------------------------------------------------------------------------------------------
o Securities Administrator                                                            Securities Administrator
-----------------------------------------------------------------------------------------------------------------------------------
o Trustee                                                                                      Trustee
-----------------------------------------------------------------------------------------------------------------------------------
o Any other 1108(a)(3) servicer                                                               Servicer
-----------------------------------------------------------------------------------------------------------------------------------
o Any 1110 Originator                                                                     Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------------------------
o Any 1112(b) Significant Obligor                                                         Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------------------------
o Any 1114 Credit Enhancement Provider                                                    Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                                                 Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------------------------
o Any other 1101(d)(1) material party                                                     Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------------------------
Whether there are any "outside the ordinary course business                               Depositor as to (a)
arrangements" other than would be obtained in an arm's length                          Sponsor/Seller as to (a)
transaction between (a) the Sponsor (Seller), Depositor or Issuing
Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material to a Certificateholder's understanding of the Certificates:
-----------------------------------------------------------------------------------------------------------------------------------

                               N-2-2

-----------------------------------------------------------------------------------------------------------------------------------
                                                 ADDITIONAL FORM 10-K DISCLOSURE
-----------------------------------------------------------------------------------------------------------------------------------
                        Item on Form 10-K                                                 Responsible Party
-----------------------------------------------------------------------------------------------------------------------------------
o Master Servicer                                                                          Master Servicer
-----------------------------------------------------------------------------------------------------------------------------------
o Securities Administrator                                                            Securities Administrator
-----------------------------------------------------------------------------------------------------------------------------------
o Trustee                                                                                      Trustee
-----------------------------------------------------------------------------------------------------------------------------------
o Any other 1108(a)(3) servicer                                                               Servicer
-----------------------------------------------------------------------------------------------------------------------------------
o Any 1110 Originator                                                                     Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------------------------
o Any 1112(b) Significant Obligor                                                         Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------------------------
o Any 1114 Credit Enhancement Provider                                                    Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                                                 Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------------------------
o Any other 1101(d)(1) material party                                                     Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------------------------
Whether there are any specific relationships involving the                                Depositor as to (a)
transaction or the pool assets between (a) the Sponsor (Seller),                       Sponsor/Seller as to (a)
Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material:

-----------------------------------------------------------------------------------------------------------------------------------
o Master Servicer                                                                          Master Servicer
-----------------------------------------------------------------------------------------------------------------------------------
o Securities Administrator                                                            Securities Administrator
-----------------------------------------------------------------------------------------------------------------------------------
o Trustee                                                                                      Trustee
-----------------------------------------------------------------------------------------------------------------------------------
o Any other 1108(a)(3) servicer                                                               Servicer
-----------------------------------------------------------------------------------------------------------------------------------
o Any 1110 Originator                                                                     Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------------------------
o Any 1112(b) Significant Obligor                                                         Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------------------------
o Any 1114 Credit Enhancement Provider                                                    Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                                                 Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------------------------
o Any other 1101(d)(1) material party                                                     Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------------------------------

                               N-2-3

                                               EXHIBIT N-3

                                     Form 8-K Disclosure Information

-----------------------------------------------------------------------------------------------------------------------------------
                                                 FORM 8-K DISCLOSURE INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
                        Item on Form 8-K                                                  Responsible Party
-----------------------------------------------------------------------------------------------------------------------------------
      Item 1.01- Entry into a Material Definitive Agreement          All parties (with respect to any agreement entered into by such party)
Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note:  disclosure not required as to definitive  agreements  that are fully disclosed in the prospectus
-----------------------------------------------------------------------------------------------------------------------------------
    Item 1.02- Termination of a Material Definitive Agreement        All parties (with respect to any agreement entered into by such party)

Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.
-----------------------------------------------------------------------------------------------------------------------------------
              Item 1.03- Bankruptcy or Receivership

Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:

-----------------------------------------------------------------------------------------------------------------------------------
o Sponsor (Seller)                                                                   Depositor/Sponsor (Seller)
-----------------------------------------------------------------------------------------------------------------------------------
o Depositor                                                                                   Depositor
-----------------------------------------------------------------------------------------------------------------------------------
o Master Servicer                                                                          Master Servicer
-----------------------------------------------------------------------------------------------------------------------------------
o Affiliated Servicer                                                                         Servicer
-----------------------------------------------------------------------------------------------------------------------------------
o Other Servicer  servicing 20% or more of the pool assets at the                             Servicer
time of the report
-----------------------------------------------------------------------------------------------------------------------------------
o Other material servicers                                                                    Servicer
-----------------------------------------------------------------------------------------------------------------------------------
o Trustee                                                                                      Trustee
-----------------------------------------------------------------------------------------------------------------------------------
o Securities Administrator                                                            Securities Administrator
-----------------------------------------------------------------------------------------------------------------------------------
o Significant Obligor                                                                         Depositor
-----------------------------------------------------------------------------------------------------------------------------------
o Credit Enhancer (10% or more)                                                               Depositor
-----------------------------------------------------------------------------------------------------------------------------------
o Derivative Counterparty                                                                     Depositor
-----------------------------------------------------------------------------------------------------------------------------------
o Custodian                                                                                   Custodian
-----------------------------------------------------------------------------------------------------------------------------------

                               N-3-1

-----------------------------------------------------------------------------------------------------------------------------------
                                                 FORM 8-K DISCLOSURE INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
                        Item on Form 8-K                                                  Responsible Party
-----------------------------------------------------------------------------------------------------------------------------------
   Item 2.04- Triggering Events that Accelerate or Increase a         Master Servicer/Securities Administrator/ Depositor (with
      Direct Financial Obligation or an Obligation under an         respect to any agreement to which neither the Master Servicer

                  Off-Balance Sheet Arrangement                             nor the Securities Administrator is a party)

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the monthly statements to the certificateholders.

-----------------------------------------------------------------------------------------------------------------------------------
 Item 3.03- Material Modification to Rights of Security Holders                       Securities Administrator

Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement.

-----------------------------------------------------------------------------------------------------------------------------------
  Item 5.03- Amendments of Articles of Incorporation or Bylaws;                Securities Administrator and Depositor
                      Change of Fiscal Year

Disclosure is required of any amendment "to the governing documents of the issuing entity".

-----------------------------------------------------------------------------------------------------------------------------------
     Item 6.01- ABS Informational and Computational Material                                  Depositor

-----------------------------------------------------------------------------------------------------------------------------------
            Item 6.02- Change of Servicer or Trustee                          Master Servicer/Securities Administrator/
                                                                     Servicer/Depositor/Trustee (as to itself)/successor trustee
Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other
servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.

-----------------------------------------------------------------------------------------------------------------------------------
Reg AB disclosure about any new servicer or master servicer is                   Servicer/Master Servicer/Depositor
also required.

-----------------------------------------------------------------------------------------------------------------------------------
Reg AB disclosure about any new Trustee is also required.                                 successor trustee
-----------------------------------------------------------------------------------------------------------------------------------
   Item 6.03- Change in Credit Enhancement or External Support        Depositor/Securities Administrator/Trustee (to the extent
Covers termination of any enhancement in manner other than by         action is required by the Trustee in connection with any
its terms, the addition of an enhancement, or a material change                 amendment or modification therewith)
in the enhancement provided.  Applies to external credit
enhancements as well as derivatives.

-----------------------------------------------------------------------------------------------------------------------------------

                               N-3-2

-----------------------------------------------------------------------------------------------------------------------------------
                                                 FORM 8-K DISCLOSURE INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
                        Item on Form 8-K                                                  Responsible Party
-----------------------------------------------------------------------------------------------------------------------------------
Reg AB  disclosure  about any new  enhancement  provider  is also                             Depositor
required.

-----------------------------------------------------------------------------------------------------------------------------------
       Item 6.04- Failure to Make a Required Distribution            Securities Administrator/Trustee (to the extent the Trustee has knowledge thereof)/Depositor (to the extent the Depositor has knowledge thereof)

-----------------------------------------------------------------------------------------------------------------------------------
          Item 6.05- Securities Act Updating Disclosure                                       Depositor

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.

-----------------------------------------------------------------------------------------------------------------------------------
If there are any new servicers or originators required to be                                  Depositor
disclosed under Regulation AB as a result of the foregoing,
provide the information called for in Items 1108 and 1110
respectively.

-----------------------------------------------------------------------------------------------------------------------------------
                  Item 7.01- Reg FD Disclosure                                               All parties
-----------------------------------------------------------------------------------------------------------------------------------
                     Item 8.01- Other Events                                                  Depositor

Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.

-----------------------------------------------------------------------------------------------------------------------------------
          Item 9.01- Financial Statements and Exhibits                Responsible party for reporting/disclosing the financial
                                                                                        statement or exhibit
-----------------------------------------------------------------------------------------------------------------------------------


                               N-3-3

                                                EXHIBIT O

                                                [FORM OF]

                                  SERVICING CRITERIA TO BE ADDRESSED IN

                                    ASSESSMENT OF COMPLIANCE STATEMENT

      The assessment of compliance to be delivered by each party listed below shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Applicable Servicing
                                                                                                                 Criteria/
Servicing Criteria                                                                                           Responsible Party
-----------------------------------------------------------------------------------------------------------------------------------

       Reference                                            Criteria
-----------------------------------------------------------------------------------------------------------------------------------
                                                General Servicing Considerations

------------------------                                                                                 --------------------------
1122(d)(1)(i)            Policies and procedures are instituted to monitor any performance or other              S, MS, SA
                         triggers and events of default in accordance with the transaction agreements.
------------------------                                                                                 --------------------------
1122(d)(1)(ii)           If any material servicing activities are outsourced to third parties,
                         policies and procedures are instituted to monitor the third party's                     S, MS, SA
                         performance and compliance with such servicing activities.

------------------------                                                                                 --------------------------
1122(d)(1)(iii)          Any requirements in the transaction agreements to maintain a back-up servicer              N/A
                         for the mortgage loans are maintained.
------------------------                                                                                 --------------------------
1122(d)(1)(iv)           A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in
                         the amount of coverage required by and otherwise in accordance with the terms           S, MS, SA
                         of the transaction agreements.
------------------------                                                                                 --------------------------
                                               Cash Collection and Administration

------------------------                                                                                 --------------------------
1122(d)(2)(i)            Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days
                         following receipt, or such other number of days specified in the transaction            S, MS, SA
                         agreements.
------------------------                                                                                 --------------------------
1122(d)(2)(ii)           Disbursements made via wire transfer on behalf of an obligor or to an                   S, MS, SA
                         investor are made only by authorized personnel.
------------------------                                                                                 --------------------------
1122(d)(2)(iii)          Advances of funds or guarantees regarding collections, cash flows or
                         distributions, and any interest or other fees charged for such advances, are              S, MS
                         made, reviewed and approved as specified in the transaction agreements.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Applicable Servicing
                                                                                                                 Criteria/
Servicing Criteria                                                                                           Responsible Party
-----------------------------------------------------------------------------------------------------------------------------------

       Reference                                            Criteria
-----------------------------------------------------------------------------------------------------------------------------------
------------------------                                                                                 --------------------------
1122(d)(2)(iv)           The related accounts for the transaction, such as cash reserve accounts or              S, MS, SA
                         accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
------------------------                                                                                 --------------------------
1122(d)(2)(v)            Each custodial account is maintained at a federally insured depository                  S, MS, SA
                         institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
------------------------                                                                                 --------------------------
1122(d)(2)(vi)           Unissued checks are safeguarded so as to prevent unauthorized access.                   S, MS, SA
------------------------                                                                                 --------------------------
1122(d)(2)(vii)          Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                         agreements; (C) reviewed and approved by someone other than the person who              S, MS, SA
                         prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
------------------------                                                                                 --------------------------
                                               Investor Remittances and Reporting

------------------------                                                                                 --------------------------
1122(d)(3)(i)            Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable
                         Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction
                         agreements; (B) provide information calculated in accordance with the terms             S, MS, SA
                         specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
------------------------                                                                                 --------------------------
1122(d)(3)(ii)           Amounts due to investors are allocated and remitted in accordance with
                         timeframes, distribution priority and other terms set forth in the                      S, MS, SA
                         transaction agreements.
------------------------                                                                                 --------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Applicable Servicing
                                                                                                                 Criteria/
Servicing Criteria                                                                                           Responsible Party
-----------------------------------------------------------------------------------------------------------------------------------

       Reference                                            Criteria
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)          Disbursements made to an investor are posted within two business days to the            S, MS, SA
                         Servicer's investor records, or such other number of days specified in the transaction agreements.
------------------------                                                                                 --------------------------
1122(d)(3)(iv)           Amounts remitted to investors per the investor reports agree with cancelled             S, MS, SA
                         checks, or other form of payment, or custodial bank statements.
------------------------                                                                                 --------------------------
                                                   Pool Asset Administration

------------------------                                                                                 --------------------------
1122(d)(4)(i)            Collateral or security on mortgage loans is maintained as required by the                 S, C
                         transaction agreements or related mortgage loan documents.
------------------------                                                                                 --------------------------
1122(d)(4)(ii)           Mortgage loan and related documents are safeguarded as required by the                    S, C
                         transaction agreements.
------------------------                                                                                 --------------------------
1122(d)(4)(iii)          Any additions, removals or substitutions to the asset pool are made, reviewed
                         and approved in accordance with any conditions or requirements in the                       S
                         transaction agreements.
------------------------                                                                                 --------------------------
1122(d)(4)(iv)           Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such
                         other number of days specified in the transaction agreements, and allocated                 S
                         to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
------------------------                                                                                 --------------------------
1122(d)(4)(v)            The Servicer's records regarding the mortgage loans agree with the Servicer's               S
                         records with respect to an obligor's unpaid principal balance.
------------------------                                                                                 --------------------------
1122(d)(4)(vi)           Changes with respect to the terms or status of an obligor's mortgage loans
                         (e.g., loan modifications or re-agings) are made, reviewed and approved by
                         authorized personnel in accordance with the transaction agreements and                      S
                         related pool asset documents.
------------------------                                                                                 --------------------------
1122(d)(4)(vii)          Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as
                         applicable) are initiated, conducted and concluded in accordance with the                   S
                         timeframes or other requirements established by the transaction agreements.
------------------------                                                                                 --------------------------
1122(d)(4)(viii)         Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements.
                         Such records are maintained on at least a monthly basis, or such other period
                         specified in the transaction agreements, and describe the entity's activities               S
                         in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
------------------------                                                                                 --------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Applicable Servicing
                                                                                                                 Criteria/
Servicing Criteria                                                                                           Responsible Party
-----------------------------------------------------------------------------------------------------------------------------------

       Reference                                            Criteria
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)           Adjustments to interest rates or rates of return for mortgage loans with                    S
                         variable rates are computed based on the related mortgage loan documents.

------------------------                                                                                 --------------------------
1122(d)(4)(x)            Regarding any funds held in trust for an obligor (such as escrow accounts):
                         (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to
                         obligors in accordance with applicable mortgage loan documents and state                    S
                         laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
------------------------                                                                                 --------------------------
1122(d)(4)(xi)           Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such
                         support has been received by the servicer at least 30 calendar days prior to                S
                         these dates, or such other number of days specified in the transaction agreements.
------------------------                                                                                 --------------------------
1122(d)(4)(xii)          Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to
                         the obligor, unless the late payment was due to the obligor's error or                      S
                         omission.
------------------------                                                                                 --------------------------
1122(d)(4)(xiii)         Disbursements made on behalf of an obligor are posted within two business                   S
                         days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
------------------------                                                                                 --------------------------
1122(d)(4)(xiv)          Delinquencies, charge-offs and uncollectible accounts are recognized and                  S, MS
                         recorded in accordance with the transaction agreements.
------------------------                                                                                 --------------------------
1122(d)(4)(xv)           Any external enhancement or other support, identified in Item 1114(a)(1)
                         through (3) or Item 1115 of Regulation AB, is maintained as set forth in the               SA
                         transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

                                                     [NAME OF REPORTING PARTY]

                                                     Date:    _________________


                                                     By:  _____________________
                                                          Name:
                                                          Title:

Key:

S = each Servicer
MS = Master Servicer
SA = Securities Administrator
C = Custodian

                             EXHIBIT P

                 Additional Disclosure Notification

Wells Fargo Bank, N.A. as Securities Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com

[insert name and address of Depositor]

Attn:  Corporate Trust Services - MSM 2006-8AR-SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

      In accordance with Section [12.02(b)][12.03(b)][12.04(b)] of the Pooling and Servicing Agreement, dated as of [ ] [ ], 2006, among [ ], as [ ], [ ], as [ ], [ ], as [ ] and [ ], as [ ]. The
Undersigned, as [ ], hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:

List of Any Attachments hereto to be included in the Additional
Form [ ] Disclosure:

      Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

                                                     [NAME OF PARTY]
                                                     as [role]


                                                     By: __________________
                                                          Name:
                                                          Title:

                             EXHIBIT Q

 GLOSSARY of TERMS for STANDARD & POOR'S LEVELS(R) VERSION 5.7 FILE FORMAT

APPENDIX E - Standard & Poor's Predatory Lending Categories

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

Standard & Poor's High Cost Loan Categorization

-----------------------------------------------------------------------------------------------------------------------------------
         State/Jurisdiction              Name of Anti-Predatory Lending Law/Effective Date          Category under Applicable
                                                                                                   Anti-Predatory Lending Law
-----------------------------------------------------------------------------------------------------------------------------------
Arkansas                              Arkansas Home Loan Protection Act, Ark. Code Ann. ss.ss.     High Cost Home Loan
                                      23-53-101 et seq.

                                      Effective July 16, 2003
-----------------------------------------------------------------------------------------------------------------------------------
Cleveland Heights, OH                 Ordinance No. 72-2003 (PSH), Mun. Code ss.ss. 757.01 et      Covered Loan
                                      seq.

                                      Effective June 2, 2003
-----------------------------------------------------------------------------------------------------------------------------------
Colorado                              Consumer Equity Protection, Colo. Stat. Ann. ss.ss.          Covered Loan
                                      5-3.5-101 et seq.

                                      Effective for covered loans offered or entered into on
                                      or after January 1, 2003. Other provisions of the Act
                                      took effect on June 7, 2002
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut                           Connecticut Abusive Home Loan Lending Practices Act,         High Cost Home Loan
                                      Conn. Gen. Stat. ss.ss. 36a-746 et seq.

                                      Effective October 1, 2001
-----------------------------------------------------------------------------------------------------------------------------------
District of Columbia                  Home Loan Protection Act, D.C. Code ss.ss. 26-1151.01 et     Covered Loan
                                      seq.

                                      Effective for loans closed on or after January 28, 2003
-----------------------------------------------------------------------------------------------------------------------------------
Florida                               Fair Lending Act, Fla. Stat. Ann. ss.ss. 494.0078 et seq.    High Cost Home Loan

                                      Effective October 2, 2002
-----------------------------------------------------------------------------------------------------------------------------------

Standard & Poor's High Cost Loan Categorization

-----------------------------------------------------------------------------------------------------------------------------------
         State/Jurisdiction              Name of Anti-Predatory Lending Law/Effective Date          Category under Applicable
                                                                                                   Anti-Predatory Lending Law
-----------------------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,       Georgia Fair Lending Act, Ga. Code Ann. ss.ss. 7-6A-1 et     High Cost Home Loan
2003)                                 seq.

                                      Effective October 1, 2002 - March 6, 2003
-----------------------------------------------------------------------------------------------------------------------------------
Georgia as amended (Mar. 7, 2003 -    Georgia Fair Lending Act, Ga. Code Ann. ss.ss. 7-6A-1 et     High Cost Home Loan
current)                              seq.

                                      Effective for loans closed on or after March 7, 2003
-----------------------------------------------------------------------------------------------------------------------------------
HOEPA Section 32                      Home Ownership and Equity Protection Act of 1994, 15         High Cost Loan
                                      U.S.C. ss. 1639, 12 C.F.R. ss.ss. 226.32 and 226.34

                                      Effective October 1, 1995, amendments October 1, 2002
-----------------------------------------------------------------------------------------------------------------------------------
Illinois                              High Risk Home Loan Act, Ill. Comp. Stat. tit. 815, ss.ss.   High Risk Home Loan
                                      137/5 et seq.

                                      Effective January 1, 2004 (prior to this date,
                                      regulations under Residential Mortgage License Act
                                      effective from May 14, 2001)
-----------------------------------------------------------------------------------------------------------------------------------
Kansas                                Consumer Credit Code, Kan. Stat. Ann. ss.ss. 16a-1-101 et    High Loan to Value Consumer Loan
                                      seq.                                                         (id. ss. 16a-3-207) and;

                                      Sections 16a-1-301 and 16a-3-207 became effective            High APR Consumer Loan (id. ss.
                                      April 14, 1999; Section 16a-3-308a became effective          16a-3-308a)
                                      July 1, 1999
-----------------------------------------------------------------------------------------------------------------------------------
Kentucky                              2003 KY H.B. 287 - High Cost Home Loan Act, Ky. Rev.         High Cost Home Loan
                                      Stat. ss.ss. 360.100 et seq.

                                      Effective June 24, 2003
-----------------------------------------------------------------------------------------------------------------------------------
Maine                                 Truth in Lending, Me. Rev. Stat. tit. 9-A, ss.ss. 8-101 et   High Rate High Fee Mortgage
                                      seq.

                                      Effective September 29, 1995 and as amended from time
                                      to time
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
         State/Jurisdiction              Name of Anti-Predatory Lending Law/Effective Date          Category under Applicable
                                                                                                   Anti-Predatory Lending Law
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts                         Part 40 and Part 32, 209 C.M.R. ss.ss. 32.00 et seq. and     High Cost Home Loan
                                      209 C.M.R. ss.ss. 40.01 et seq.

                                      Effective March 22, 2001 and amended from time to time
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                                Assembly Bill No. 284, Nev. Rev. Stat. ss.ss. 598D.010 et    Home Loan
                                      seq.

                                      Effective October 1, 2003
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey                            New Jersey Home Ownership Security Act of 2002, N.J.         High Cost Home Loan
                                      Rev. Stat. ss.ss. 46:10B-22 et seq.

                                      Effective for loans closed on or after November 27,
                                      2003
-----------------------------------------------------------------------------------------------------------------------------------
New Mexico                            Home Loan Protection Act, N.M. Rev. Stat. ss.ss. 58-21A-1    High Cost Home Loan
                                      et seq.

                                      Effective as of January 1, 2004; Revised as of
                                      February 26, 2004
-----------------------------------------------------------------------------------------------------------------------------------
New York                              N.Y. Banking Law Article 6-l                                 High Cost Home Loan

                                      Effective for applications made on or after April 1,
                                      2003
-----------------------------------------------------------------------------------------------------------------------------------
North Carolina                        Restrictions and Limitations on High Cost Home Loans,        High Cost Home Loan
                                      N.C. Gen. Stat. ss.ss. 24-1.1E et seq.

                                      Effective July 1, 2000; amended October 1, 2003
                                      (adding open-end lines of credit)
-----------------------------------------------------------------------------------------------------------------------------------
Ohio                                  H.B. 386 (codified in various sections of the Ohio           Covered Loan
                                      Code), Ohio Rev. Code Ann. ss.ss. 1349.25 et seq.

                                      Effective May 24, 2002
-----------------------------------------------------------------------------------------------------------------------------------
Oklahoma                              Consumer Credit Code (codified in various sections of        Subsection 10 Mortgage
                                      Title 14A)

                                      Effective July 1, 2000; amended effective January 1,
                                      2004
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
         State/Jurisdiction              Name of Anti-Predatory Lending Law/Effective Date          Category under Applicable
                                                                                                   Anti-Predatory Lending Law
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina                        South Carolina High Cost and Consumer Home Loans Act,        High Cost Home Loan
                                      S.C. Code Ann. ss.ss. 37-23-10 et seq.

                                      Effective for loans taken on or after January 1, 2004
-----------------------------------------------------------------------------------------------------------------------------------
West Virginia                         West Virginia Residential Mortgage Lender, Broker and        West Virginia Mortgage Loan Act
                                      Servicer Act, W. Va. Code Ann. ss.ss. 31-17-1 et seq.        Loan

                                      Effective June 5, 2002

-----------------------------------------------------------------------------------------------------------------------------------


Standard & Poor's Covered Loan Categorization

-----------------------------------------------------------------------------------------------------------------------------------
         State/Jurisdiction              Name of Anti-Predatory Lending Law/Effective Date          Category under Applicable
                                                                                                   Anti-Predatory Lending Law
-----------------------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,       Georgia Fair Lending Act, Ga. Code Ann. ss.ss. 7-6A-1 et     Covered Loan
2003)                                 seq.

                                      Effective October 1, 2002 - March 6, 2003
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey                            New Jersey Home Ownership Security Act of 2002, N.J.         Covered Home Loan
                                      Rev. Stat. ss.ss. 46:10B-22 et seq.

                                      Effective November 27, 2003 - July 5, 2004
-----------------------------------------------------------------------------------------------------------------------------------

Standard & Poor's Home Loan Categorization

-----------------------------------------------------------------------------------------------------------------------------------
         State/Jurisdiction              Name of Anti-Predatory Lending Law/Effective Date          Category under Applicable
                                                                                                   Anti-Predatory Lending Law
-----------------------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,       Georgia Fair Lending Act, Ga. Code Ann. ss.ss. 7-6A-1 et     Home Loan
2003)                                 seq.

                                      Effective October 1, 2002 - March 6, 2003
-----------------------------------------------------------------------------------------------------------------------------------

Standard & Poor's Home Loan Categorization

-----------------------------------------------------------------------------------------------------------------------------------
         State/Jurisdiction              Name of Anti-Predatory Lending Law/Effective Date          Category under Applicable
                                                                                                   Anti-Predatory Lending Law
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey                            New Jersey Home Ownership Security Act of 2002, N.J.     Home Loan
                                      Rev. Stat. ss.ss. 46:10B-22 et seq.

                                      Effective for loans closed on or after November 27,
                                      2003
-----------------------------------------------------------------------------------------------------------------------------------
New Mexico                            Home Loan Protection Act, N.M. Rev. Stat. ss.ss. 58-21A-1    Home Loan
                                      et seq.

                                      Effective as of January 1, 2004; Revised as of
                                      February 26, 2004
-----------------------------------------------------------------------------------------------------------------------------------
North Carolina                        Restrictions and Limitations on High Cost Home Loans,    Consumer Home Loan
                                      N.C. Gen. Stat. ss.ss. 24-1.1E et seq.

                                      Effective July 1, 2000; amended October 1, 2003
                                      (adding open-end lines of credit)
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina                        South Carolina High Cost and Consumer Home Loans Act,    Consumer Home Loan
                                      S.C. Code Ann. ss.ss. 37-23-10 et seq.

                                      Effective for loans taken on or after January 1, 2004
-----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT R

              FORM OF LOST NOTE AFFIDAVIT - LA SALLE AS CUSTODIAN

      I, as _________________________ (title) of ________ (the "Custodian"), am authorized to make this Lost Note Affidavit on behalf of __________. In connection with the administration of the Mortgage Loans held by _______________ as Custodian on behalf of ____________ ("____") or the Trust of such mortgage loans, as the case may be (the "Investor"), I (hereinafter called "Deponent"), being duly sworn, depose and say that:

      Custodian's address is:

      [CUSTODIAN'S Address]

      Custodian previously delivered to the Investor a signed Trust Receipt with respect to the Mortgage Note referred to below;

      Such Mortgage Note was endorsed or sold to the Investor by _________________________ pursuant to the terms and provisions of a
____________________ Agreement dated and effective as of _________ ______,
____;

      Such Mortgage Note is not outstanding pursuant to a Request for Release of Documents;

      Such Mortgage Note (hereinafter called the "Original") has been lost;

      Deponent has made or has caused to be made diligent search for Original and has been unable to find or recover same;

      The Custodian was the Custodian of the Original at the time of loss; and

      Deponent agrees that, if the Original should ever come into Custodian's possession, custody or power, Custodian will immediately and without consideration surrender Original to the Investor.

      Attached hereto is a true and correct copy of the (i) Mortgage Note, endorsed in blank by the Mortgagee, and (ii) [Mortgage][Deed of Trust] with evidence of recording thereon which secures the Mortgage Note.

      Deponent hereby agrees that the Custodian shall indemnify and hold harmless the Purchaser, the Trust, the Servicer of the related Mortgage Loan and their respective employees, officers, directors and agents against any loss, liability or damage, including reasonable attorney's fees, resulting from the unavailability of the Mortgage Note, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Lost Note Affidavit, (ii) any claim of any party that it has already purchased a mortgage loan evidenced by the lost Mortgage Note or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a Mortgage Loan evidenced by the lost Mortgage Note, (iv) the issuance of new instrument in lieu thereof and (v) any claim whether or not based upon or arising from honoring or refusing to honor the Original when presented by anyone (items (i) through (iv) above are hereinafter referred to as the "Losses") and (b) if required by any Rating Agency in connection with placing such lost Mortgage
Note into a securitization transaction, shall obtain a surety bond from an insurer acceptable to the applicable Rating Agency in an amount acceptable to such Rating Agency to cover any Losses with respect to such lost Mortgage Note.

      Capitalized terms used herein but not defined herein have the meanings given them in the Custodial Agreement, dated as of July 1, 2006, between Morgan Stanley Mortgage Capital Inc. and the Custodian.

      This Lost Note Affidavit is intended to be relied on by the Investor, its successors, and assigns and _______________________ represents and warrants that it has the authority to perform its obligations under this Lost Note Affidavit.

      IN WITNESS WHEREOF, the Custodian has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________ 20__.

                                    ____________________________________
                                    [LA SALLE BANK NATIONAL ASSOCIATION]


                                    By: _________________________________
                                        Name:
                                        Title:

      On this _________ day of _______________________, ____, before me appeared ____________________________________________, to me personally known, who being duly sworn did say that she/he is the ______________________________ of ______________________, and that said Lost Note Affidavit was signed and sealed on behalf of such corporation and said _____________________________ acknowledged this instrument to be the free act and deed of said corporation.

      Subscribed and sworn before me this _____ day of __________ 20__.

NOTARY PUBLIC

____________________________

COUNTY OF ________________

STATE OF __________________

      My commission expires the _____ day of __________ 20__.



      Signature

      Typed Name

                                   SCHEDULE A

                             MORTGAGE LOAN SCHEDULE

          [On File with the Trustee and the Securities Administrator]



                                    SCH. A-1

                                   SCHEDULE B

                          PRINCIPAL BALANCES SCHEDULE

               [Attached to Prospectus Supplement, if applicable]




                                    SCH. B-1